      As filed with the Securities and Exchange Commission on April 22, 2011


                                                  Registration Nos. 333-147509
                                                                      811- 21851

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6


  Registration Statement Under the Securities Act of 1933               [ ]
           Pre-Effective Amendment No.                                  [ ]
           Post-Effective Amendment No. 3                               [X]
  Registration Statement Under the Investment Company Act of 1940       [ ]
           Amendment No. 8                                              [X]



                  MetLife Investors USA Variable Life Account A
                           (Exact Name of Registrant)
                     MetLife Investors USA Insurance Company
                               (Name of Depositor)
                            5 Park Plaza, Suite 1900
                            Irvine, California 92614
              (Address of depositor's principal executive offices)
                              ---------------------
                               Michael K. Farrell
                                   President
                     MetLife Investors USA Insurance Company
                            5 Park Plaza, Suite 1900
                            Irvine, California 92614
                     (Name and address of agent for service)



                                    Copy to:
                             Mary E. Payne, Esquire
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415



It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b)



[X]  on May 1, 2011 pursuant to paragraph (b)



[ ]  60 days after filing pursuant to paragraph (a)(1)

[ ]  on (date) pursuant to paragraph (a)(1) of Rule 485

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment


Title of Securities Being Registered: Flexible Premium Variable Universal Life Insurance Policies.

                     METLIFE INVESTORS USA INSURANCE COMPANY
                  METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A

                              EQUITY ADVANTAGE VUL


                       SUPPLEMENT DATED MAY 1, 2011 TO THE


                          PROSPECTUS DATED MAY 1, 2011


     If you purchase the Policy pursuant to your right to request a face amount increase under a Zenith Flexible Life or Zenith Flexible Life 2001 flexible premium variable life insurance policy issued by New England Life Insurance Company, your Policy will differ from the Policy as described in the prospectus. The differences are as follows:

     1. The minimum face amount required at issue of the Policy will be $25,000 (except that, subject to state law requirements, the minimum face amount of a Policy issued to the owner of a Zenith Flexible Life policy may be $10,000). You will have the right to reduce the face amount below $25,000.

     2. You will not be subject to the monthly Policy Charge.

     3. You will be subject to a reduced monthly Coverage Expense Charge equal to 75% of the charge that would otherwise be payable under the Policy.

                              EQUITY ADVANTAGE VUL
                                Flexible Premium
                        Variable Life Insurance Policies
                                    Issued by
                MetLife Investors USA Variable Life Account A of
                     MetLife Investors USA Insurance Company
                            5 Park Plaza, Suite 1900
                            Irvine, California 92614
                                 (800) 989-3752

     This prospectus offers individual flexible premium variable life insurance policies (the "Policies") issued by MetLife Investors USA Insurance Company ("MetLife Investors USA").

     You allocate net premiums among the Investment Divisions of MetLife Investors USA Variable Life Account A (the "Separate Account"). Each Investment Division of the Separate Account invests in shares of one of the following "Portfolios":


METROPOLITAN SERIES FUND, INC.--CLASS A

Artio International Stock Portfolio
Barclays Capital Aggregate Bond Index Portfolio
BlackRock Aggressive Growth Portfolio
BlackRock Bond Income Portfolio
BlackRock Diversified Portfolio
BlackRock Large Cap Value Portfolio
BlackRock Legacy Large Cap Growth Portfolio
Davis Venture Value Portfolio
FI Value Leaders Portfolio
Jennison Growth Portfolio
Loomis Sayles Small Cap Core Portfolio
Loomis Sayles Small Cap Growth Portfolio
Met/Artisan Mid Cap Value Portfolio

MetLife Conservative Allocation Portfolio


MetLife Conservative to Moderate Allocation Portfolio

MetLife Mid Cap Stock Index Portfolio

MetLife Moderate Allocation Portfolio


MetLife Moderate to Aggressive Allocation Portfolio

MetLife Stock Index Portfolio
MFS(R) Total Return Portfolio
MFS(R) Value Portfolio
Morgan Stanley EAFE(R) Index Portfolio
Neuberger Berman Genesis Portfolio
Neuberger Berman Mid Cap Value Portfolio
Oppenheimer Global Equity Portfolio
Russell 2000(R) Index Portfolio
T. Rowe Price Large Cap Growth Portfolio
T. Rowe Price Small Cap Growth Portfolio

Van Eck Global Natural Resources Portfolio

Western Asset Management Strategic Bond
  Opportunities Portfolio
Western Asset Management U.S. Government Portfolio


MET INVESTORS SERIES TRUST--CLASS A (EXCEPT

  AS NOTED)



American Funds(R) Balanced Allocation Portfolio--

  Class B

American Funds(R) Growth Allocation Portfolio--Class B


American Funds(R) Moderate Allocation Portfolio--

  Class B
BlackRock Large Cap Core Portfolio
Clarion Global Real Estate Portfolio

Dreman Small Cap Value Portfolio

Harris Oakmark International Portfolio
Invesco Small Cap Growth Portfolio
Janus Forty Portfolio
Lazard Mid Cap Portfolio
Legg Mason ClearBridge Aggressive Growth Portfolio

Lord Abbett Bond Debenture Portfolio

Met/Franklin Income Portfolio
Met/Franklin Mutual Shares Portfolio
Met/Franklin Templeton Founding Strategy Portfolio
Met/Templeton Growth Portfolio

MetLife Aggressive Strategy Portfolio


MFS(R) Emerging Markets Equity Portfolio

MFS(R) Research International Portfolio
Morgan Stanley Mid Cap Growth Portfolio
Oppenheimer Capital Appreciation Portfolio
PIMCO Inflation Protected Bond Portfolio
PIMCO Total Return Portfolio
RCM Technology Portfolio
SSgA Growth and Income ETF Portfolio
SSgA Growth ETF Portfolio
T. Rowe Price Mid Cap Growth Portfolio


AMERICAN FUNDS INSURANCE SERIES(R)--CLASS 2

American Funds Bond Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund

     You may also allocate net premiums to our Fixed Account. Special limits may apply to Fixed Account transfers and withdrawals.

     When we apply your initial premium to the Policy, depending on state law, you will either receive Separate Account performance immediately, or Fixed Account interest for 20 days before we then allocate your cash value to the Separate Account.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     WE DO NOT GUARANTEE HOW ANY OF THE INVESTMENT DIVISIONS OR PORTFOLIOS WILL PERFORM. THE POLICIES AND THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                                   MAY 1, 2011

                                TABLE OF CONTENTS



                                                                           PAGE
                                                                           ----
SUMMARY OF BENEFITS AND RISKS..........................................     A-4
     Benefits of the Policy............................................     A-4
     Risks of the Policy...............................................     A-5
     Risks of the Portfolios...........................................     A-7
FEE TABLES.............................................................     A-7
     Transaction Fees..................................................     A-7
     Periodic Charges Other Than Portfolio Operating Expenses..........     A-9
     Annual Portfolio Operating Expenses...............................    A-11
HOW THE POLICY WORKS...................................................    A-16
THE COMPANY, THE SEPARATE ACCOUNT AND THE PORTFOLIOS...................    A-17
     The Company.......................................................    A-17
     The Separate Account..............................................    A-17
     The Portfolios....................................................    A-17
     Share Classes of the Portfolios...................................    A-21
     Certain Payments We Receive with Regard to the Portfolios.........    A-21
     Selection of the Portfolios.......................................    A-21
     Voting Rights.....................................................    A-22
     Rights Reserved by MetLife Investors USA..........................    A-22
THE POLICIES...........................................................    A-23
     Purchasing a Policy...............................................    A-23
     Replacing Existing Insurance......................................    A-23
     Policy Owner and Beneficiary......................................    A-23
     24 Month Conversion Right.........................................    A-23
PREMIUMS...............................................................    A-24
     Flexible Premiums.................................................    A-24
     Amount Provided for Investment under the Policy...................    A-24
     Right to Examine Policy...........................................    A-25
     Allocation of Net Premiums........................................    A-25
RECEIPT OF COMMUNICATIONS AND PAYMENTS AT METLIFE INVESTORS USA'S
  DESIGNATED OFFICE....................................................    A-26
     Payment of Proceeds...............................................    A-27
CASH VALUE.............................................................    A-27
DEATH BENEFITS.........................................................    A-28
     Death Proceeds Payable............................................    A-29
     Change in Death Benefit Option....................................    A-29
     Increase in Face Amount...........................................    A-30
     Reduction in Face Amount..........................................    A-30
SURRENDERS AND PARTIAL WITHDRAWALS.....................................    A-31
     Surrender.........................................................    A-31
     Partial Withdrawal................................................    A-31
TRANSFERS..............................................................    A-33
     Transfer Option...................................................    A-33
AUTOMATED INVESTMENT STRATEGIES........................................    A-35

                                                                           PAGE
                                                                           ----
LOANS..................................................................    A-36
LAPSE AND REINSTATEMENT................................................    A-37
     Lapse.............................................................    A-37
     Reinstatement.....................................................    A-38
ADDITIONAL BENEFITS BY RIDER...........................................    A-38
THE FIXED ACCOUNT......................................................    A-39
     General Description...............................................    A-39
     Values and Benefits...............................................    A-39
     Policy Transactions...............................................    A-39
CHARGES................................................................    A-40
     Deductions from Premiums..........................................    A-41
     Surrender Charge..................................................    A-41
     Partial Withdrawal Charge.........................................    A-43
     Transfer Charge...................................................    A-43
     Illustration of Benefits Charge...................................    A-43
     Monthly Deduction from Cash Value.................................    A-43
     Loan Interest Spread..............................................    A-45
     Charges Against the Portfolios and the Investment Divisions of the
       Separate Account................................................    A-45
TAX CONSIDERATIONS.....................................................    A-46
     Introduction......................................................    A-46
     Tax Status of the Policy..........................................    A-46
     Tax Treatment of Policy Benefits..................................    A-46
     MetLife Investors USA's Income Taxes..............................    A-50
DISTRIBUTION OF THE POLICIES...........................................    A-50
LEGAL PROCEEDINGS......................................................    A-53
RESTRICTIONS ON FINANCIAL TRANSACTIONS.................................    A-53
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..........................    A-53
FINANCIAL STATEMENTS...................................................    A-53
GLOSSARY...............................................................    A-54
APPENDIX A: GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST....    A-55
APPENDIX B: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND CASH
  SURRENDER
  VALUES...............................................................    A-56

                          SUMMARY OF BENEFITS AND RISKS

This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

BENEFITS OF THE POLICY

DEATH PROCEEDS. The Policy is designed to provide insurance protection. Upon receipt of satisfactory proof of the death of the insured, we pay death proceeds to the beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of the insured's death plus any additional insurance provided by rider, less any outstanding loan and accrued loan interest.

CHOICE OF DEATH BENEFIT OPTION. You may choose among three death benefit options:

     -- a level death benefit that equals the Policy's face amount,

     -- a variable death benefit that equals the Policy's face amount plus the Policy's cash value, and

     -- a combination variable and level death benefit that equals the Policy's face amount plus the Policy's cash value until the insured attains age 65 and equals the Policy's face amount thereafter.

The death benefit under any option could increase to satisfy Federal tax law requirements if the cash value reaches certain levels. After the first Policy year you may change your death benefit option, subject to our underwriting rules. A change in death benefit option may have tax consequences.

PREMIUM FLEXIBILITY. You can make premium payments based on a schedule you determine, subject to some limits. You may change your payment schedule at any time or make a payment that does not correspond to your schedule. We can, however, limit or prohibit payments in some situations.

RIGHT TO EXAMINE THE POLICY. During the first ten days following your receipt of the Policy (more in some states), you have the right to return the Policy to us. Depending on state law, we will refund the premiums you paid, or the Policy's cash value plus any charges that were deducted from the premiums you paid.


INVESTMENT OPTIONS. You can allocate your net premiums and cash value among your choice of sixty-two Investment Divisions in the Separate Account, each of which corresponds to a mutual fund portfolio, or "Portfolio." The Portfolios available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, balanced funds, asset allocation funds and funds that invest in exchange-traded funds. You may also allocate premiums and cash value to our Fixed Account which provides guarantees of interest and principal. You may change your allocation of future premiums at any time.


PARTIAL WITHDRAWALS. You may withdraw cash surrender value from your Policy at any time after the first Policy anniversary. The minimum amount you may withdraw is $500 (less in some states). We reserve the right to limit partial withdrawals to no more than 90% of the Policy's cash surrender value. We may limit the number of partial withdrawals to 12 per Policy year or impose a processing charge of $25 for each partial withdrawal. Partial withdrawals may have tax consequences.

TRANSFERS AND AUTOMATED INVESTMENT STRATEGIES. You may transfer your Policy's cash value among the Investment Divisions or between the Investment Divisions and the Fixed Account. The minimum amount you may transfer is $50, or if less, the total amount in the Investment Division or the Fixed Account. We may limit the number of transfers among the Investment Divisions and the Fixed Account to no more than four per Policy year. We may impose a processing charge of $25 for each transfer. We may also impose restrictions on "market timing" transfers. (See "Transfers" for additional information on such restrictions.) We offer five automated investment strategies that allow you to periodically transfer or reallocate your cash value among the Investment Divisions and the Fixed Account. (See "Automated Investment Strategies.")

LOANS. You may borrow from the cash value of your Policy. The minimum amount you may borrow is $500. The maximum amount you may borrow is an amount equal to the Policy's cash value net of the Surrender Charge, reduced by monthly deductions and interest charges through the next Policy anniversary, increased by interest credits through the next Policy anniversary, less any existing Policy loans. We charge you a maximum annual interest rate of 4.0% for the first ten Policy years and 3.0% thereafter. We credit interest at an annual rate of at least 3.0% on amounts we hold as collateral to support your loan. Loans may have tax consequences.

SURRENDERS. You may surrender the Policy for its cash surrender value at any time. Cash surrender value equals the cash value reduced by any Policy loan and accrued loan interest and by any applicable Surrender Charge. A surrender may have tax consequences.

TAX BENEFITS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in cash value should not be taxable to you. As long as your Policy is not a modified endowment contract, partial withdrawals should be non-taxable until you have withdrawn an amount equal to your total investment in the Policy. Death benefits paid to your beneficiary should generally be free of Federal income tax. Death benefits may be subject to estate taxes. Under current Federal income tax law, the taxable portion of distributions from variable life policies is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

CONVERSION RIGHT. During the first two Policy years, you may convert the Policy to fixed benefit coverage by exchanging the Policy for a fixed benefit life insurance policy that we agree to, and that is issued by us or an affiliate that we name. We will make the exchange without evidence of insurability.

SUPPLEMENTAL BENEFITS AND RIDERS. We offer a variety of riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these riders as part of the Monthly Deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states.

PERSONALIZED ILLUSTRATIONS. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

RISKS OF THE POLICY

INVESTMENT RISK. If you invest your Policy's cash value in one or more of the Investment Divisions, then you will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct Policy fees and charges from your Policy's cash value, which can significantly reduce your Policy's cash value. During times of poor investment performance, this deduction will have an even greater impact on your Policy's cash value. It is possible to lose your full investment and your Policy could lapse without value, unless you pay additional premium. If you allocate cash value to the Fixed Account, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 3%.

SURRENDER AND WITHDRAWAL RISKS. The Policies are designed to provide lifetime insurance protection. They are not offered primarily as an investment, and should not be used as a short-term savings vehicle. If you surrender the Policy within the first ten Policy years (11 in Florida) (or within the first ten Policy years (11 in Florida) following a face amount increase), you will be subject to a Surrender Charge as well as income tax on any gain that is distributed or deemed to be distributed from the Policy. You will also be subject to a Surrender Charge if you make a partial withdrawal from the Policy within the first ten Policy years (11 in Florida) (or the first ten Policy years (11 in Florida) following the face amount increase) if the partial withdrawal reduces the face amount (or the face amount increase). If you surrender the Policy in the first Policy year (or in the first year following a face amount increase) we will also deduct an amount equal to the remaining first year Coverage Expense Charges.

You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's cash value in the near future. Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse (terminate without value), because surrender charges determine the cash surrender value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly lapse).

RISK OF LAPSE. Your Policy may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Investment Divisions is poor. If your cash surrender value is not enough to pay the monthly deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Your Policy generally will not lapse if you pay certain required premium amounts and you are therefore protected by a Guaranteed Minimum Death Benefit. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.

TAX RISKS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, the rules are not entirely clear if your Policy is issued on a substandard basis. The death benefit under the Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently.

Even if your Policy is treated as a life insurance contract for Federal tax purposes, it may become a modified endowment contract due to the payment of excess premiums or unnecessary premiums, due to a material change or due to a reduction in your death benefit. If your Policy becomes a modified endowment contract, surrenders, partial withdrawals and loans will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age
59 1/2 at the time of the surrender, partial withdrawal or loan, the amount that is included in income will generally be subject to a 10% penalty tax.

If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions, although the tax consequences of loans outstanding after the tenth Policy year are uncertain. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

See "Tax Considerations." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

LOAN RISKS. A Policy loan, whether or not repaid, will affect the cash value of your Policy over time because we subtract the amount of the loan from the Investment Divisions and/or Fixed Account as collateral, and hold it in our Loan Account. This loan collateral does not participate in the investment experience of the Investment Divisions or receive any higher current interest rate credited to the Fixed Account.

We also reduce the amount we pay on the insured's death by the amount of any outstanding loan and accrued loan interest. Your Policy may lapse if your outstanding loan and accrued loan interest reduce the cash surrender value to zero.

If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and partial withdrawals exceed the premiums paid. Since loans and partial withdrawals reduce your Policy's cash value, any remaining cash value may be insufficient to pay the income tax due.


LIMITATIONS ON CASH VALUE IN THE FIXED ACCOUNT. Transfers to and from the Fixed Account must generally be in amounts of $50 or more. Partial withdrawals from the Fixed Account must be in amounts of $500 or more. The total amount of transfers and withdrawals from the Fixed Account in a Policy year may generally not exceed the greater of 25% of the Policy's cash surrender value in the Fixed Account at the beginning of the year, or the maximum transfer amount for the preceding Policy year. We may also limit the number of transfers and partial withdrawals and may impose a processing charge for transfers and partial withdrawals. We are not currently imposing the maximum limit on transfers and withdrawals from the Fixed Account, but we reserve the right to do so.

TAX LAW CHANGES. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

RISKS OF THE PORTFOLIOS

A comprehensive discussion of the risks associated with each of the Portfolios can be found in the Portfolio prospectuses, which you can obtain by calling 1-800-638-5000. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

                                   FEE TABLES

     The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy or transfers cash value among accounts.

     If the amount of a charge varies depending on the Policy Owner's or the insured's individual characteristics (such as age, sex, or risk class), the tables below show the minimum and maximum charges we assess under the Policy across the range of all possible individual characteristics, as well as the charges for a specified typical Policy Owner or insured. THESE CHARGES MAY NOT BE REPRESENTATIVE OF THE CHARGES YOU WILL ACTUALLY PAY UNDER THE POLICY. Your Policy's specifications page will indicate these charges as applicable to your Policy, and more detailed information concerning your charges is available on request from our Designated Office. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based on the insured's age and risk class, the death benefit option, face amount, planned periodic premiums and riders requested.

TRANSACTION FEES

---------------------------------------------------------------------------------------------------------
                                                                                      MAXIMUM AMOUNT
 CHARGE                     WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED          DEDUCTIBLE
---------------------------------------------------------------------------------------------------------
 Sales Charge Imposed      On payment of premium      2.25% of premiums paid     2.25% of each premium
 on Premiums                                          up to the Target Premium   paid
                                                      per Policy year(1)
---------------------------------------------------------------------------------------------------------

 Premium Tax Imposed on    On payment of premium      2.0% in all Policy years   2.0% in all Policy years
 Premiums
---------------------------------------------------------------------------------------------------------

 Federal Tax Imposed on    On payment of premium      1.25% in all Policy        1.25% in all Policy
 Premiums                                             years                      years
---------------------------------------------------------------------------------------------------------


(1) The target premium varies based on individual characteristics, including the insured's issue age, risk class and except for unisex policies, sex.

---------------------------------------------------------------------------------------------------------
                                                                                      MAXIMUM AMOUNT
 CHARGE                     WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED          DEDUCTIBLE
---------------------------------------------------------------------------------------------------------
 Surrender Charge(1)       On surrender, lapse, or
                           face amount reduction in
                           the first ten Policy
                           years (11 in FL) (and,
                           with respect to a face
                           amount increase, in the
                           first ten Policy years
                           (11 in FL) after the
                           increase)


  Minimum and Maximum                                 In Policy year 1, $3.75    In Policy year 1, $3.75
  Charge                                              to $38.25 per $1,000 of    to $38.25 per $1,000 of
                                                      base Policy face           base Policy face
                                                      amount(2)                  amount(2)

  Charge in the first                                 $14.00 per $1,000 of       $14.00 per $1,000 of
  Policy year for a                                   base Policy face amount    base Policy face amount
  male insured, age 35,
  in the preferred
  nonsmoker risk class
  with a base Policy
  face amount of
  $350,000
---------------------------------------------------------------------------------------------------------

 Transfer Charge(3)        On transfer of cash        Not currently charged      $25 for each transfer
                           value among the
                           Investment Divisions and
                           to and from the Fixed
                           Account
---------------------------------------------------------------------------------------------------------

 Partial Withdrawal        On partial withdrawal of   Not currently charged      $25 for each partial
 Charge                    cash value                                            withdrawal(4)
---------------------------------------------------------------------------------------------------------

 Illustration of           On provision of each       Not currently charged      $25 per illustration
 Benefits Charge           illustration in excess
                           of one per year
---------------------------------------------------------------------------------------------------------


(1) The Surrender Charge varies based on individual characteristics, including the insured's issue age, risk class, sex (except for unisex policies), smoker status, and the Policy's face amount. The Surrender Charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the Surrender Charge and other charges that would apply for a particular insured by contacting your registered representative.

(2) No Surrender Charge will apply on up to 10% of cash surrender value withdrawn each year. The Surrender Charge will remain level for one to three Policy years, and will then begin to decline on a monthly basis until it reaches zero in the last month of the tenth Policy year (11th in Florida). The Surrender Charge applies to requested face amount reductions as well as to face amount reductions resulting from a change in death benefit option.

(3) The Portfolios in which the Investment Divisions invest may impose a redemption fee on shares held for a relatively short period.

(4) If imposed, the partial withdrawal charge would be in addition to any Surrender Charge that is imposed.

     The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Portfolio fees and expenses.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

---------------------------------------------------------------------------------------------------------
                                                                                      MAXIMUM AMOUNT
 CHARGE                     WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED          DEDUCTIBLE
---------------------------------------------------------------------------------------------------------
 Cost of Insurance(1)

  Minimum and Maximum      Monthly                    $.01 to $83.33 per         $.02 to $83.33 per
  Charge                                              $1,000 of net amount at    $1,000 of net amount at
                                                      risk(2)                    risk(2)
  Charge in the first      Monthly                    $.02 per $1,000 of net     $.09 per $1,000 of net
  Policy year for a                                   amount at risk             amount at risk
  male insured, age 35,
  in the preferred
  nonsmoker risk class
  with a base Policy
  face amount of
  $350,000
---------------------------------------------------------------------------------------------------------
 Policy Charge(3)

  Policy face amount       Monthly                    $12 in Policy year 1       $12 in Policy year 1
  less than $50,000                                   $9 in Policy years 2+      $9 in Policy years 2+
  Policy face amount       Monthly                    $15 in Policy year 1       $15 in Policy year 1
  between $50,000 and                                 $8 in Policy years 2+      $8 in Policy years 2+
  $249,999
---------------------------------------------------------------------------------------------------------
 Mortality and Expense     Monthly                    .60% in Policy years 1-    .80% in Policy years 1-
 Risk Charge (annual                                  10                         10
 rate imposed on cash                                 .35% in Policy years 11-   .35% in Policy years 11-
 value in the Separate                                19                         19
 Account)(4)                                          .20% in Policy years 20-   .20% in Policy years 20-
                                                      29                         29
                                                      .05% in Policy years 30+   .05% in Policy years 30+
---------------------------------------------------------------------------------------------------------
 Coverage Expense
 Charge(5)

  Minimum and              Monthly                    $.04 to $2.30 per $1,000   $.04 to $2.30 per $1,000
  Maximum Charge                                      of base Policy face        of base Policy face
                                                      amount in first eight      amount
                                                      Policy years(6)

  Charge for a male        Monthly                    $.16 per $1,000 of base    $.16 per $1,000 of base
  insured, age 35, in                                 Policy face amount in      Policy face amount
  the preferred                                       first eight Policy
  nonsmoker risk class                                years(6)
  with a base Policy
  face amount of
  $350,000
---------------------------------------------------------------------------------------------------------
 Loan Interest             Annually (or on loan       1.00% of loan collateral   1.00% of loan collateral
 Spread(7)                 termination, if earlier)   in Policy years 1-10       in Policy years 1-10
---------------------------------------------------------------------------------------------------------


(1) The cost of insurance charge varies based on individual characteristics, including the Policy's face amount and the insured's age, risk class, and except for unisex policies, sex. The cost of insurance charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the cost of insurance or other charges that would apply for a particular insured by contacting your registered representative.

(2) The net amount at risk is the difference between the death benefit (generally discounted at the monthly equivalent of 3% per year) and the Policy's cash value.

(3) No Policy Charge applies to Policies issued with face amounts equal to or greater than $250,000.

(4) The Mortality and Expense Risk Charge depends on the Policy's net cash value. The percentages shown in the Current Amount Deducted column apply if the Policy's net cash value is less than an amount equal to five Target Premiums. The percentages decrease as the Policy's net cash value, measured as a multiple of Target Premiums, increases. If the Policy's net cash value is equal to or greater than five but less than ten Target Premiums, the charge is 0.55% in Policy years 1-10, 0.30% in Policy years 11-19, 0.15% in Policy years 20-29 and 0.05% thereafter. If the Policy's net cash value is equal to or greater than ten but less than 20 Target Premiums, the charge is 0.30% in Policy years 1-10, 0.15% in Policy years 11-19, 0.10% in Policy years 20-29 and 0.05% thereafter. If the Policy's net cash value is equal to 20 or more Target Premiums, the charge is 0.15% in Policy years 1-10, 0.10% in Policy years 11-19, and 0.05% thereafter.

(5) If you surrender the Policy in the first Policy year (or in the first year following a face amount increase), we will deduct from the surrender proceeds an amount equal to the Coverage Expense Charges due for the remainder of the first Policy year (or the first year following the face amount increase). If the Policy's face amount is reduced in the first year following a face amount increase, we will deduct from the cash value an amount equal to the Coverage Expense Charges due for the remainder of the first year following the face amount increase.

(6) The Coverage Expense Charge is imposed in Policy years 1-8 and, with respect to a requested face amount increase, during the first eight years following the increase.

(7) We charge interest on Policy loans at an effective rate of 4.0% per year in Policy years 1-10 and 3.0% thereafter. Cash value we hold as security for the loan ("loan collateral") earns interest at an effective rate of not less than 3.0% per year. The loan interest spread is the difference between these interest rates.

CHARGES FOR OPTIONAL FEATURES (RIDERS):


---------------------------------------------------------------------------------------------------------
                                                                                      MAXIMUM AMOUNT
 CHARGE                     WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED          DEDUCTIBLE
---------------------------------------------------------------------------------------------------------
 Guaranteed Survivor
 Income Benefit Rider

  Minimum and Maximum      Monthly                    $.01 to $1.08 per $1,000   $.01 to $83.33 per
  Charge                                              of Eligible Death          $1,000 of Eligible Death
                                                      Benefit                    Benefit

  Charge for a male        Monthly                    $.02 per $1,000 of         $.02 per $1,000 of
  insured, age 35, in                                 Eligible Death Benefit     Eligible Death Benefit
  the preferred
  nonsmoker risk class
  with an Eligible
  Death Benefit of
  $350,000
---------------------------------------------------------------------------------------------------------

 Children's Term           Monthly                    $.40 per $1,000 of rider   $.40 per $1,000 of rider
 Insurance Rider                                      face amount                face amount
---------------------------------------------------------------------------------------------------------

 Waiver of Monthly
 Deduction Rider

  Minimum and Maximum      Monthly                    $.00 to $61.44 per $100    $.00 to $61.44 per $100
  Charge                                              of Monthly Deduction       of Monthly Deduction

  Charge in the first      Monthly                    $6.30 per $100 of          $6.30 per $100 of
  Policy year for a                                   Monthly Deduction          Monthly Deduction
  male insured, age 35,
  in the standard
  nonsmoker risk class
---------------------------------------------------------------------------------------------------------

 Waiver of Specified
 Premium Rider

  Minimum and Maximum      Monthly                    $.00 to $21.75 per $100    $.00 to $21.75 per $100
  Charge                                              of Specified Premium       of Specified Premium

  Charge in the first      Monthly                    $3.00 per $100 of          $3.00 per $100 of
  Policy year for a                                   Specified Premium          Specified Premium
  male insured, age 35,
  in the standard
  nonsmoker risk class
---------------------------------------------------------------------------------------------------------
 Options to Purchase
 Additional Insurance
 Coverage Rider

  Minimum and Maximum      Monthly                    $.02 to $.25 per $1,000    $.02 to $.25 per $1,000
  Charge                                              of Option amount           of Option amount

  Charge for a male        Monthly                    $.03 per $1,000 of         $.03 per $1,000 of
  insured, age 35, in                                 Option amount              Option amount
  the preferred
  nonsmoker risk class
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                                                                      MAXIMUM AMOUNT
 CHARGE                     WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED          DEDUCTIBLE
---------------------------------------------------------------------------------------------------------
 Accidental Death
 Benefit Rider

  Minimum and Maximum      Monthly                    $.00 to $.34 per $1,000    $.00 to $83.33 per
  Charge                                              of rider face amount       $1,000 of rider face
                                                                                 amount

  Charge in the first      Monthly                    $.05 per $1,000 of rider   $.08 per $1,000 of rider
  Policy year for a                                   face amount                face amount
  male  insured, age
  35, in the preferred
  nonsmoker risk class
---------------------------------------------------------------------------------------------------------

 Guaranteed Minimum
 Death Benefit Rider

  Minimum and Maximum      Monthly                    $.01 to $.04 per $1,000    $.01 to $83.33 per
  Charge                                              of net amount at risk      $1,000 of net amount at
                                                                                 risk

  Charge for a male        Monthly                    $.01 per $1,000 of net     $.01 per $1,000 of net
  insured, age 35, in                                 amount at risk             amount at risk
  the preferred
  nonsmoker risk class
---------------------------------------------------------------------------------------------------------

 Acceleration of Death     At time of benefit         Not currently charged      One-time fee of $150
 Benefit Rider             payment
---------------------------------------------------------------------------------------------------------

 Overloan Protection       At time of exercise        One-time fee of 3.5% of    One-time fee of 3.5% of
 Rider                                                Policy cash value          Policy cash value
---------------------------------------------------------------------------------------------------------


ANNUAL PORTFOLIO OPERATING EXPENSES


     The next table describes the Portfolio fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Portfolios for the fiscal year ended December 31, 2010. Expenses of the Portfolios may be higher or lower in the future. More detail concerning each Portfolio's fees and expenses is contained in the table that follows and in the prospectus for each Portfolio.



                                                      MINIMUM    MAXIMUM
                                                      -------    -------
Total Annual Portfolio Operating Expenses
  (expenses that are deducted from Portfolio
  assets, including management fees, distribution
  (12b-1) fees and other expenses).................     0.27%      1.12%




     The following table describes the annual operating expenses for each Portfolio for the year ended December 31, 2010, before and after any applicable contractual fee waivers and expense reimbursements:


ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                              DISTRIBUTION              ACQUIRED                CONTRACTUAL FEE  NET TOTAL
                                                 AND/OR                FUND FEES  TOTAL ANNUAL   WAIVER AND/OR     ANNUAL
                                 MANAGEMENT  SERVICE(12B-1)    OTHER      AND       OPERATING       EXPENSE      OPERATING
                                     FEE          FEES       EXPENSES   EXPENSES    EXPENSES     REIMBURSEMENT    EXPENSES
                                 ----------  --------------  --------  ---------  ------------  ---------------  ---------
METROPOLITAN SERIES FUND, INC.
  -- CLASS A
Artio International Stock
  Portfolio....................     0.82%            --        0.12%     0.02%        0.96%          0.05%          0.91%(1)
Barclays Capital Aggregate Bond
  Index Portfolio..............     0.25%            --        0.03%        --        0.28%          0.01%          0.27%(2)
BlackRock Aggressive Growth
  Portfolio....................     0.73%            --        0.04%        --        0.77%             --          0.77%
BlackRock Bond Income
  Portfolio....................     0.37%            --        0.03%        --        0.40%          0.03%          0.37%(3)
BlackRock Diversified
  Portfolio....................     0.46%            --        0.04%        --        0.50%             --          0.50%
BlackRock Large Cap Value
  Portfolio....................     0.63%            --        0.02%        --        0.65%          0.03%          0.62%(4)

                                              DISTRIBUTION              ACQUIRED                CONTRACTUAL FEE  NET TOTAL
                                                 AND/OR                FUND FEES  TOTAL ANNUAL   WAIVER AND/OR     ANNUAL
                                 MANAGEMENT  SERVICE(12B-1)    OTHER      AND       OPERATING       EXPENSE      OPERATING
                                     FEE          FEES       EXPENSES   EXPENSES    EXPENSES     REIMBURSEMENT    EXPENSES
                                 ----------  --------------  --------  ---------  ------------  ---------------  ---------
BlackRock Legacy Large Cap
  Growth Portfolio.............     0.73%            --        0.04%        --        0.77%          0.02%          0.75%(5)
Davis Venture Value Portfolio..     0.70%            --        0.03%        --        0.73%          0.05%          0.68%(6)
FI Value Leaders Portfolio.....     0.67%            --        0.06%        --        0.73%             --          0.73%
Jennison Growth Portfolio......     0.62%            --        0.02%        --        0.64%          0.07%          0.57%(7)
Loomis Sayles Small Cap Core
  Portfolio....................     0.90%            --        0.06%        --        0.96%          0.05%          0.91%(8)
Loomis Sayles Small Cap Growth
  Portfolio....................     0.90%            --        0.17%        --        1.07%          0.05%          1.02%(9)
Met/Artisan Mid Cap Value
  Portfolio....................     0.81%            --        0.03%        --        0.84%             --          0.84%
MetLife Conservative Allocation
  Portfolio....................     0.10%            --        0.01%     0.55%        0.66%          0.01%          0.65%(10)
MetLife Conservative to
  Moderate Allocation
  Portfolio....................     0.08%            --        0.02%     0.61%        0.71%             --          0.71%
MetLife Mid Cap Stock Index
  Portfolio....................     0.25%            --        0.06%     0.01%        0.32%             --          0.32%
MetLife Moderate Allocation
  Portfolio....................     0.06%            --           --     0.66%        0.72%             --          0.72%
MetLife Moderate to Aggressive
  Allocation Portfolio.........     0.06%            --        0.01%     0.71%        0.78%             --          0.78%
MetLife Stock Index Portfolio..     0.25%            --        0.02%        --        0.27%          0.01%          0.26%(2)
MFS(R) Total Return Portfolio..     0.54%            --        0.04%        --        0.58%             --          0.58%
MFS(R) Value Portfolio.........     0.71%            --        0.02%        --        0.73%          0.11%          0.62%(11)
Morgan Stanley EAFE(R) Index
  Portfolio....................     0.30%            --        0.11%     0.01%        0.42%             --          0.42%
Neuberger Berman Genesis
  Portfolio....................     0.83%            --        0.06%        --        0.89%          0.02%          0.87%(12)
Neuberger Berman Mid Cap Value
  Portfolio....................     0.65%            --        0.05%        --        0.70%             --          0.70%
Oppenheimer Global Equity
  Portfolio....................     0.53%            --        0.08%        --        0.61%             --          0.61%
Russell 2000(R) Index
  Portfolio....................     0.25%            --        0.07%     0.01%        0.33%             --          0.33%
T. Rowe Price Large Cap Growth
  Portfolio....................     0.60%            --        0.04%        --        0.64%             --          0.64%
T. Rowe Price Small Cap Growth
  Portfolio....................     0.50%            --        0.07%        --        0.57%             --          0.57%
Van Eck Global Natural
  Resources Portfolio..........     0.79%            --        0.05%     0.01%        0.85%             --          0.85%
Western Asset Management
  Strategic Bond Opportunities
  Portfolio....................     0.62%            --        0.05%        --        0.67%          0.04%          0.63%(13)
Western Asset Management U.S.
  Government Portfolio.........     0.47%            --        0.03%        --        0.50%          0.01%          0.49%(14)
MET INVESTORS SERIES TRUST
American Funds(R) Balanced
  Allocation Portfolio -- Class
  B............................     0.06%         0.25%        0.02%     0.38%        0.71%             --          0.71%
American Funds(R) Growth
  Allocation Portfolio -- Class
  B............................     0.07%         0.25%        0.02%     0.38%        0.72%             --          0.72%
American Funds(R) Moderate
  Allocation Portfolio -- Class
  B............................     0.07%         0.25%        0.02%     0.37%        0.71%             --          0.71%
BlackRock Large Cap Core
  Portfolio -- Class A.........     0.59%            --        0.05%        --        0.64%             --          0.64%
Clarion Global Real Estate
  Portfolio -- Class A.........     0.62%            --        0.07%        --        0.69%             --          0.69%
Dreman Small Cap Value
  Portfolio -- Class A.........     0.79%            --        0.08%        --        0.87%             --          0.87%
Harris Oakmark International
  Portfolio -- Class A.........     0.78%            --        0.07%        --        0.85%          0.01%          0.84%(15)
Invesco Small Cap Growth
  Portfolio -- Class A.........     0.85%            --        0.04%        --        0.89%          0.02%          0.87%(16)
Janus Forty Portfolio -- Class
  A............................     0.63%            --        0.04%        --        0.67%             --          0.67%
Lazard Mid Cap
  Portfolio -- Class A.........     0.69%            --        0.04%        --        0.73%             --          0.73%

                                              DISTRIBUTION              ACQUIRED                CONTRACTUAL FEE  NET TOTAL
                                                 AND/OR                FUND FEES  TOTAL ANNUAL   WAIVER AND/OR     ANNUAL
                                 MANAGEMENT  SERVICE(12B-1)    OTHER      AND       OPERATING       EXPENSE      OPERATING
                                     FEE          FEES       EXPENSES   EXPENSES    EXPENSES     REIMBURSEMENT    EXPENSES
                                 ----------  --------------  --------  ---------  ------------  ---------------  ---------
Legg Mason ClearBridge
  Aggressive Growth Portfolio
  -- Class A...................     0.64%            --        0.04%        --        0.68%             --          0.68%
Lord Abbett Bond Debenture
  Portfolio -- Class A.........     0.50%            --        0.03%        --        0.53%             --          0.53%
Met/Franklin Income Portfolio
  -- Class A...................     0.76%            --        0.09%        --        0.85%          0.09%          0.76%(17)
Met/Franklin Mutual Shares
  Portfolio -- Class A.........     0.80%            --        0.08%        --        0.88%             --          0.88%
Met/Franklin Templeton Founding
  Strategy Portfolio -- Class
  A............................     0.05%            --        0.02%     0.81%        0.88%          0.02%          0.86%(18)
Met/Templeton Growth
  Portfolio -- Class A.........     0.69%            --        0.13%        --        0.82%          0.02%          0.80%(19)
MetLife Aggressive Strategy
  Portfolio -- Class A.........     0.09%            --        0.02%     0.74%        0.85%          0.01%          0.84%(20)
MFS(R) Emerging Markets Equity
  Portfolio -- Class A.........     0.94%            --        0.18%        --        1.12%             --          1.12%
MFS(R) Research International
  Portfolio -- Class A.........     0.69%            --        0.09%        --        0.78%          0.03%          0.75%(21)
Morgan Stanley Mid Cap Growth
  Portfolio -- Class A.........     0.66%            --        0.14%        --        0.80%          0.02%          0.78%(22)
Oppenheimer Capital
  Appreciation
  Portfolio -- Class A.........     0.60%            --        0.06%        --        0.66%             --          0.66%
PIMCO Inflation Protected Bond
  Portfolio -- Class A.........     0.47%            --        0.04%        --        0.51%             --          0.51%
PIMCO Total Return Portfolio
  -- Class A...................     0.48%            --        0.03%        --        0.51%             --          0.51%
RCM Technology
  Portfolio -- Class A.........     0.88%            --        0.09%        --        0.97%             --          0.97%
SSgA Growth and Income ETF
  Portfolio -- Class A.........     0.31%            --        0.02%     0.28%        0.61%             --          0.61%
SSgA Growth ETF
  Portfolio -- Class A.........     0.33%            --        0.03%     0.27%        0.63%             --          0.63%
T. Rowe Price Mid Cap Growth
  Portfolio -- Class A.........     0.75%            --        0.04%        --        0.79%             --          0.79%
AMERICAN FUNDS INSURANCE
  SERIES(R) -- CLASS 2
American Funds Bond Fund.......     0.37%         0.25%        0.01%        --        0.63%             --          0.63%
American Funds Global Small
  Capitalization Fund..........     0.71%         0.25%        0.04%        --        1.00%             --          1.00%
American Funds Growth Fund.....     0.32%         0.25%        0.02%        --        0.59%             --          0.59%
American Funds Growth-Income
  Fund.........................     0.27%         0.25%        0.02%        --        0.54%             --          0.54%



--------


(1) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.78% for the first $900 million of the Portfolio's average daily net assets, 0.75% for the next $100 million, 0.725% for the next $500 million and 0.70% on amounts over $1.5 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.



(2) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.245% for the amounts over $500 million but less than $1 billion, 0.24% for the next $1 billion and 0.235% on amounts over $2 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.



(3) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.37% for the first $1 billion of the Portfolio's average daily net assets, 0.325% for the next $2.4 billion and 0.25% on amounts over $3.4 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.



(4) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.68% for the first $250 million of the Portfolio's average daily net assets,

    0.625% for the next $500 million, 0.60% for the next $250 million and 0.55% on amounts over $1 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.



(5) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.705% for the amounts over $300 million but less than $1 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.



(6) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.75% for the first $50 million of the Portfolio's average daily net assets, 0.70% for the next $450 million, 0.65% for the next $4 billion and 0.625% on amounts over $4.5 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.



(7) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.65% for the first $300 million of the Portfolio's average daily net assets, 0.60% for the next $200 million, 0.55% for the next $500 million, 0.50% for the next $1 billion and 0.47% on amounts over $2 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.



(8) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.85% for the first $500 million of the Portfolio's average daily net assets and 0.80% on amounts over $500 million. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.



(9) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.85% for the first $100 million of the Portfolio's average daily net assets and 0.80% on amounts over $100 million. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.



(10) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to waive fees or pay all expenses (other than acquired fund fees and expenses, brokerage costs, taxes, interest and any extraordinary expenses) so as to limit net operating expenses of the Class A shares of the Portfolio to 0.10% of average daily net assets. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.



(11) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.65% for the first $1.25 billion of the Portfolio's average daily net assets, 0.60% for the next $250 million and 0.50% on amounts over $1.5 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.



(12) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.825% for the first $500 million of the Portfolio's average daily net assets. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.



(13) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.595% for the first $500 million of the Portfolio's average daily net assets. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.



(14) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.50% for the amounts over $200 million but less than $500 million. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.



(15) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.725% of the Portfolio's average daily net assets exceeding $1 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.



(16) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.83% of the Portfolio's average daily net assets from $250 million to $500 million. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.

(17) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to waive a portion of its management fee reflecting the difference, if any, between the subadvisory fee payable by MetLife Advisers, LLC to the Portfolio's subadviser that is calculated based solely on the assets of the Portfolio and the fee that is calculated when the Portfolio's assets are aggregated with those of certain other portfolios. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.



(18) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 to April 30, 2012, to limit its fee and to reimburse expenses to the extent necessary to limit net operating expenses to 0.05%, excluding 12b-1 fees and acquired fund fees and expenses. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.



(19) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 to April 30, 2012, to limit its fee and to reimburse expenses to the extent necessary to limit net operating expenses to 0.80%, excluding 12b-1 fees. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to waive a portion of the Management Fee reflecting the difference, if any, between the subadvisory fee payable by the Adviser to the Subadviser that is calculated based solely on the assets of the Portfolio and the fee that is calculated when the Portfolio's assets are aggregated with those of certain other portfolios. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.



(20) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 to April 30, 2012, to limit its fee and to reimburse expenses to the extent necessary to limit net operating expenses to 0.10%, excluding 12b-1 fees and acquired fund fees and expenses. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.



(21) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.55% of the Portfolio's average daily net assets exceeding $1.5 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.



(22) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.65% of the first $500 million of the Portfolio's average daily net assets plus 0.625% of such assets over $500 million. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.





     Certain Portfolios that have "Acquired Fund Fees and Expenses" are "fund of funds." Each "fund of funds" Portfolio invests substantially all of its assets in other portfolios. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. See the Portfolio's prospectus for more information.



     The fee and expense information regarding the Portfolios was provided by those Portfolios. The American Funds Insurance Series is not affiliated with MetLife Investors USA Insurance Company. For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."

                              HOW THE POLICY WORKS
                                  [FLOW CHART]

PREMIUM PAYMENTS

-  Flexible

-  Planned premium options

-  Guaranteed Minimum Death Benefit premium (5-year, 20-year, or to age 65)

CHARGES FROM PREMIUM PAYMENTS

- Sales Load: 2.25% up to Target Premium per Policy year (maximum 2.25% on all premiums)

-  Premium Tax Charge: 2.0%

-  Charge for Federal Taxes: 1.25%

CASH VALUES

- Net premium payments invested in your choice of Portfolio investments (after an initial period in the Fixed Account in return of premium states) or the Fixed Account

- The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy

-  We do not guarantee the cash value invested in the Portfolios

-  Any earnings you accumulate are generally free of any current income taxes

- You may change the allocation of future net premiums at any time. You may transfer funds among Investment Divisions (and to the Fixed Account). Currently we do not limit the number of Investment Division transfers you can make in a Policy year (subject to restrictions we impose on "market timing" transfers).

- We reserve the right to impose a $25 charge on each partial withdrawal and on each Investment Division transfer (including a transfer between an Investment Division and the Fixed Account)

- We may limit the amount of transfers from (and in some cases to) the Fixed Account

LOANS

-  You may borrow your cash value

-  Loan interest charge is 4.0% in Policy years 1-10 and 3.0% thereafter.

- We transfer loaned funds out of the Fixed Account and the Investment Divisions into the Loan Account where we credit them with not less than 3.0% interest.

RETIREMENT BENEFITS

-  Fixed settlement options are available for policy proceeds

DEATH BENEFIT

-  Level, Variable and combined Level/Variable Death Benefit Options

- Guaranteed not to be less than face amount (less any loan and loan interest) if the Guaranteed Minimum Death Benefit is in effect.


- On or after age 121, under Options A and C, equal to the greater of (1) the face amount of the Policy as of the insured's age 121; and (2) 101% of the Policy's cash value. Under Option B, the face amount of the Policy as of the insured's age 121, plus the Policy's cash value.


-  Generally income tax free to named beneficiary; may be subject to estate tax.

DAILY DEDUCTIONS FROM ASSETS OF THE SEPARATE ACCOUNT

- Investment advisory fees and other expenses are deducted from the Portfolio values

BEGINNING OF MONTH CHARGES

- We deduct the cost of insurance protection (reflecting any substandard risk rating) from the cash value each month

-  Any Rider Charges

- Policy Charge: $15.00 per month first year and $8.00 per month thereafter for Policies issued with face amounts of $50,000 and greater; but less than $250,000; $12.00 per month first year and $9.00 per month thereafter for Policies issued with face amounts of less than $50,000

- Coverage Expense Charge: Monthly charge imposed on base Policy face amount that applies during the first eight Policy years or during the first eight years following a face amount increase (in all years on a guaranteed basis).

- Mortality and Expense Risk Charge applied against the cash value in the Separate Account at a maximum annual rate of .80% in Policy years 1-10; .35% in Policy years 11-19; .20% in Policy years 20-29; and .05% thereafter

SURRENDER CHARGE

- Applies on lapse, surrender, face amount reduction, or partial withdrawal or change in death benefit option that results in face reduction in first ten Policy years (11 in FL)--or in the first ten Policy years (11 in FL) following a face amount increase. Maximum charge applies in up to the first three Policy years. Thereafter, the charge decreases monthly over the remaining years of the surrender charge period.

LIVING BENEFITS

- If policyholder has elected and qualified for benefits for disability and becomes totally disabled, we will waive the monthly deduction or a specified amount of monthly premium during the period of disability up to certain limits.

-  You may surrender the Policy at any time for its cash surrender value

- Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender or lapse

- Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value

- Subject to our rules, you may reinstate a lapsed Policy within three years of date of lapse if it has not been surrendered

                        THE COMPANY, THE SEPARATE ACCOUNT
                               AND THE PORTFOLIOS

THE COMPANY

     MetLife Investors USA Insurance Company is an indirect wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our principal office is located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors USA is licensed to sell life insurance in all states (except New York), the District of Columbia and Puerto Rico. We are obligated to pay all benefits under the Policies.

THE SEPARATE ACCOUNT

     MetLife Investors USA Variable Life Account A is the funding vehicle for the Policies. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains or losses. Although we own the assets of the Separate Account, applicable law provides that the portion of the Separate Account assets equal to the reserves and other liabilities of the Separate Account may not be charged with liabilities that arise out of any other business we conduct. This means that the assets of the Separate Account are not available to meet the claims of our general creditors, and may only be used to support the cash values of the variable life insurance policies issued by the Separate Account. We are obligated to pay the death benefit under the Policy even if that amount exceeds the Policy's cash value in the Separate Account. The amount of the death benefit that exceeds the Policy's cash value in the Separate Account is paid from our general account. Death benefits paid from the general account are subject to the financial strength and claims-paying ability of the Company. For other life insurance policies and annuity contracts that we issue, we pay all amounts owed under the policies and contracts from the general account. MetLife Investors USA is regulated as an insurance company under state law, which generally imposes restrictions on the amount and type of investments in the general account. However, there is no guarantee that we will be able to meet our claims-paying obligations. There are risks to purchasing any insurance product.

THE PORTFOLIOS

     Each Investment Division of the Separate Account invests in a corresponding Portfolio. Each Portfolio is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Portfolios are the Metropolitan Series Fund, Inc., the Met Investors Series Trust and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Portfolios.

     The adviser, sub-adviser and investment objective of each Portfolio are as follows:

METROPOLITAN SERIES FUND, INC.                    ADVISER: METLIFE ADVISERS, LLC

PORTFOLIO                                  SUB-ADVISER                 INVESTMENT OBJECTIVE
---------                                  -----------                 --------------------
Artio International Stock        Artio Global Management LLC      Long-term growth of capital.
  Portfolio
Barclays Capital Aggregate       MetLife Investment Advisors      To equal the performance of
  Bond Index Portfolio           Company, LLC                     the Barclays Capital U.S.
                                                                  Aggregate Bond Index.
BlackRock Aggressive Growth      BlackRock Advisors, LLC          Maximum capital appreciation.
  Portfolio
BlackRock Bond Income            BlackRock Advisors, LLC          A competitive total return
  Portfolio                                                       primarily from investing in
                                                                  fixed-income securities.
BlackRock Diversified            BlackRock Advisors, LLC          High total return while
  Portfolio                                                       attempting to limit investment
                                                                  risk and preserve capital.

PORTFOLIO                                  SUB-ADVISER                 INVESTMENT OBJECTIVE
---------                                  -----------                 --------------------
BlackRock Large Cap Value        BlackRock Advisors, LLC          Long-term growth of capital.
  Portfolio
BlackRock Legacy Large Cap       BlackRock Advisors, LLC          Long-term growth of capital.
  Growth Portfolio
Davis Venture Value Portfolio    Davis Selected Advisers,         Growth of capital.
                                 L.P.(1)
FI Value Leaders Portfolio       Pyramis Global Advisors, LLC     Long-term growth of capital.
Jennison Growth Portfolio        Jennison Associates LLC          Long-term growth of capital.
Loomis Sayles Small Cap Core     Loomis, Sayles & Company, L.P.   Long-term capital growth from
  Portfolio                                                       investments in common stocks
                                                                  or other equity securities.
Loomis Sayles Small Cap Growth   Loomis Sayles & Company, L.P.    Long-term capital growth.
  Portfolio
Met/Artisan Mid Cap Value        Artisan Partners Limited         Long-term capital growth.
  Portfolio                      Partnership
MetLife Conservative             N/A                              A high level of current
  Allocation Portfolio                                            income, with growth of capital
                                                                  as a secondary objective.
MetLife Conservative to          N/A                              A high total return in the
  Moderate Allocation                                             form of income and growth of
  Portfolio                                                       capital, with a greater
                                                                  emphasis on income.
MetLife Mid Cap Stock Index      MetLife Investment Advisors      To equal the performance of
  Portfolio                      Company, LLC                     the Standard & Poor's MidCap
                                                                  400(R) Composite Stock Price
                                                                  Index.
MetLife Moderate Allocation      N/A                              A balance between a high level
  Portfolio                                                       of current income and growth
                                                                  of capital, with a greater
                                                                  emphasis on growth of capital.

MetLife Moderate to Aggressive   N/A                              Growth of capital.
  Allocation Portfolio
MetLife Stock Index Portfolio    MetLife Investment Advisors      To equal the performance of
                                 Company, LLC                     the Standard & Poor's 500(R)
                                                                  Composite Stock Price Index.
MFS(R) Total Return Portfolio    Massachusetts Financial          Favorable total return through
                                 Services Company                 investment in a diversified
                                                                  portfolio.
MFS(R) Value Portfolio           Massachusetts Financial          Capital appreciation.
                                 Services Company
Morgan Stanley EAFE(R) Index     MetLife Investment Advisors      To equal the performance of
  Portfolio                      Company, LLC                     the MSCI EAFE Index.
Neuberger Berman Genesis         Neuberger Berman Management      High total return, consisting
  Portfolio                      LLC                              principally of capital
                                                                  appreciation.
Neuberger Berman Mid Cap Value   Neuberger Berman Management      Capital growth.
  Portfolio                      LLC
Oppenheimer Global Equity        OppenheimerFunds, Inc.           Capital appreciation.
  Portfolio
Russell 2000(R) Index            MetLife Investment Advisors      To equal the performance of
  Portfolio                      Company, LLC                     the Russell 2000(R) Index.

PORTFOLIO                                  SUB-ADVISER                 INVESTMENT OBJECTIVE
---------                                  -----------                 --------------------
T. Rowe Price Large Cap Growth   T. Rowe Price Associates, Inc.   Long-term growth of capital
  Portfolio                                                       and, secondarily, dividend
                                                                  income.
T. Rowe Price Small Cap Growth   T. Rowe Price Associates, Inc.   Long-term capital growth.
  Portfolio
Van Eck Global Natural           Van Eck Associates Corporation   Long-term capital appreciation
  Resources Portfolio                                             with income as a secondary
                                                                  consideration.
Western Asset Management         Western Asset Management         To maximize total return
  Strategic Bond Opportunities   Company                          consistent with preservation
  Portfolio                                                       of capital.
Western Asset Management U.S.    Western Asset Management         To maximize total return
  Government Portfolio           Company                          consistent with preservation
                                                                  of capital and maintenance of
                                                                  liquidity.



MET INVESTORS SERIES TRUST                        ADVISER: METLIFE ADVISERS, LLC


PORTFOLIO                                  SUB-ADVISER                 INVESTMENT OBJECTIVE
---------                                  -----------                 --------------------
American Funds(R) Balanced       N/A                              A balance between a high level
  Allocation Portfolio                                            of current income and growth
                                                                  of capital, with a greater
                                                                  emphasis on growth of capital.
American Funds(R) Growth         N/A                              Growth of capital.
  Allocation Portfolio
American Funds(R) Moderate       N/A                              A high total return in the
  Allocation Portfolio                                            form of income and growth of
                                                                  capital, with a greater
                                                                  emphasis on income.
BlackRock Large Cap Core         BlackRock Advisors, LLC          Long-term capital growth.
  Portfolio
Clarion Global Real Estate       ING Clarion Real Estate          Total return through
  Portfolio                      Securities LLC                   investment in real estate
                                                                  securities, emphasizing both
                                                                  capital appreciation and
                                                                  current income.
Dreman Small Cap Value           Dreman Value Management, LLC     Capital appreciation.
  Portfolio
Harris Oakmark International     Harris Associates L.P.           Long-term capital
  Portfolio                                                       appreciation.
Invesco Small Cap Growth         Invesco Advisers, Inc.           Long-term growth of capital.
  Portfolio
Janus Forty Portfolio            Janus Capital Management LLC     Capital appreciation.
Lazard Mid Cap Portfolio         Lazard Asset Management LLC      Long-term growth of capital.
Legg Mason ClearBridge           ClearBridge Advisors, LLC        Capital appreciation.
  Aggressive Growth Portfolio
Lord Abbett Bond Debenture       Lord, Abbett & Co. LLC           High current income and the
  Portfolio                                                       opportunity for capital
                                                                  appreciation to produce a high
                                                                  total return.
Met/Franklin Income Portfolio    Franklin Advisers, Inc.          To maximize income while
                                                                  maintaining prospects for
                                                                  capital appreciation.
Met/Franklin Mutual Shares       Franklin Mutual Advisers, LLC    Capital appreciation, which
  Portfolio                                                       may occasionally be short-
                                                                  term. The Portfolio's
                                                                  secondary investment objective
                                                                  is income.

PORTFOLIO                                  SUB-ADVISER                 INVESTMENT OBJECTIVE
---------                                  -----------                 --------------------
Met/Franklin Templeton           N/A                              Primarily seeks capital
  Founding Strategy Portfolio                                     appreciation and secondarily
                                                                  seeks income.
Met/Templeton Growth Portfolio   Templeton Global Advisors        Long-term capital growth.
                                 Limited
MetLife Aggressive Strategy      N/A                              Growth of capital.
  Portfolio
MFS(R) Emerging Markets Equity   Massachusetts Financial          Capital appreciation.
  Portfolio                      Services Company
MFS(R) Research International    Massachusetts Financial          Capital appreciation.
  Portfolio                      Services Company
Morgan Stanley Mid Cap Growth    Morgan Stanley Investment        Capital appreciation.
  Portfolio                      Management Inc.
Oppenheimer Capital              OppenheimerFunds, Inc.           Capital appreciation.
  Appreciation Portfolio
PIMCO Inflation Protected Bond   Pacific Investment Management    Maximum real return,
  Portfolio                      Company LLC                      consistent with preservation
                                                                  of capital and prudent
                                                                  investment management.
PIMCO Total Return Portfolio     Pacific Investment Management    Maximum total return,
                                 Company LLC                      consistent with the
                                                                  preservation of capital and
                                                                  prudent investment management.
RCM Technology Portfolio         RCM Capital Management LLC       Capital appreciation; no
                                                                  consideration is given to
                                                                  income.
SSgA Growth and Income ETF       SSgA Funds Management, Inc.      Growth of capital and income.
  Portfolio
SSgA Growth ETF Portfolio        SSgA Funds Management, Inc.      Growth of capital.
T. Rowe Price Mid Cap Growth     T. Rowe Price Associates, Inc.   Long-term growth of capital.
  Portfolio



AMERICAN FUNDS INSURANCE SERIES(R)      ADVISER: CAPITAL RESEARCH AND MANAGEMENT
COMPANY

PORTFOLIO                                  SUB-ADVISER                 INVESTMENT OBJECTIVE
---------                                  -----------                 --------------------
American Funds Bond Fund         N/A                              As high a level of current
                                                                  income as is consistent with
                                                                  the preservation of capital.
American Funds Global Small      N/A                              Long-term growth of capital.
  Capitalization Fund
American Funds Growth Fund       N/A                              Growth of capital.
American Funds Growth-Income     N/A                              Long-term growth of capital
  Fund                                                            and income.


--------

(1) Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers--NY, Inc., a wholly-owned subsidiary.



FOR MORE INFORMATION REGARDING THE PORTFOLIOS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE PORTFOLIO PROSPECTUSES AND THEIR STATEMENTS OF ADDITIONAL INFORMATION, WHICH YOU CAN OBTAIN BY CALLING 1-800-638-5000.

     The Portfolios' investment objectives may not be met. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Portfolios may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other fund.

SHARE CLASSES OF THE PORTFOLIOS

     The Portfolios offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Portfolios may provide information for share classes that are not available through the Policy. When you consult the prospectus for any Portfolio, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund, Inc. we offer Class A shares only; for the Met Investors Series Trust, we offer Class A and Class B shares; and for the American Funds Insurance Series, we offer Class 2 shares only.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS


     An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment for expenses for certain administrative, marketing and support services with respect to the Policies and, in our role as intermediary, with respect to the Portfolios. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Policy Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolio prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolio attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%, although we do not currently receive any such payments with respect to the Portfolios offered under the Policy. Additionally, an investment adviser or subadviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.


     We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser MetLife Advisers, LLC, which is formed as a "limited liability company." Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the adviser. (See "Fee Tables--Annual Portfolio Operating Expenses" for information on the management fees paid by the Portfolios and the Statement of Additional Information for the Portfolios for information on the management fees paid by the adviser to the subadvisers.)

     Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Portfolio's 12b-1 Plan, if any, is described in more detail in the Portfolio's prospectus. (See "Fee Tables--Annual Portfolio Expenses" and "Distribution of the Policies.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our Distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.


     For more specific information on the amounts we may receive on account of your investment in the Portfolios, you may call us toll free at 1-800-638-5000.


SELECTION OF THE PORTFOLIOS

     We select the Portfolios offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's adviser or subadviser is one of our affiliates or whether the Portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Portfolios" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of cash value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Policy Owners. We may include Portfolios based on recommendations from selling firms. In some cases, the selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of cash value to such Portfolios.

     WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CASH VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

     We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Distribution of the Policies.")

VOTING RIGHTS

     We own the Portfolio shares held in the Separate Account and have the right to vote those shares at meetings of the Portfolio shareholders. However, to the extent required by Federal securities law, we will give you, as Policy Owner, the right to instruct us how to vote the shares that are attributable to your Policy.

     We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withhold from voting on, any proposition in the same proportion as the shares held in that Investment Division for all policies for which we have received voting instructions. The effect of this proportional voting is that a small number of Policy Owners may control the outcome of a vote.

     We will vote Portfolio shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

     We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of a Portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with an Investment Division's investment objectives. If we do disregard voting instructions, the next semi-annual report to Policy Owners will include a summary of that action and the reasons for it.

RIGHTS RESERVED BY METLIFE INVESTORS USA

     We and our affiliates may change the voting procedures and vote Portfolio shares without Policy Owner instructions, if the securities laws change. We also reserve the right: (1) to add Investment Divisions; (2) to combine Investment Divisions; (3) to substitute shares of another registered open-end management investment company, which may have different fees and expenses, for shares of a Portfolio; (4) to substitute or close an Investment Division to allocations of premium payments or cash value or both, and to existing investments or the investment of future premiums, or both, for any class of Policy or Policy Owner, at any time in our sole discretion; (5) to operate the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form; (6) to deregister the Separate Account under the Investment Company Act of 1940; (7) to combine it with other Separate Accounts; and (8) to transfer assets supporting the Policies from one Investment Division to another or from the Separate Account to other Separate Accounts, or to transfer assets to our general account as permitted by applicable law. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Separate Account or its investments.

     We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.

                                  THE POLICIES

PURCHASING A POLICY

     To purchase a Policy, you must submit a completed application and an initial premium to us at our Designated Office. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") The minimum face amount for the base Policy is $50,000 unless we consent to a lower amount. For Policies acquired through a pension or profit sharing plan qualified under
Section 401 of the Internal Revenue Code of 1986, the minimum face amount is $25,000.

     The Policies are available for insureds age 85 or younger. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

REPLACING EXISTING INSURANCE

     It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we may not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

POLICY OWNER AND BENEFICIARY

     The Policy Owner is named in the application but may be changed from time to time. While the insured is living and the Policy is in force, the Policy Owner may exercise all the rights and options described in the Policy, subject to the terms of any beneficiary designation or assignment of the Policy. These rights include selecting and changing the beneficiary, changing the owner, changing the face amount of the Policy and assigning the Policy. At the death of the Policy Owner who is not the insured, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured.

     The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the insured, unless the beneficiary designation is irrevocable. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.

     A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or our Designated Office for the procedure to follow.

     You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

24 MONTH CONVERSION RIGHT

     GENERAL RIGHT. Generally, during the first two Policy years, you may convert the Policy to fixed benefit coverage by exchanging the Policy for a fixed benefit life insurance policy agreed to by us and issued by us or an affiliate that we name provided that you repay any Policy loans and loan interest, and the Policy has not lapsed. We make the exchange without evidence of insurability. The new policy will have the same base Policy face amount as that being exchanged. The new policy will have the same issue age, risk class and Policy Date as the variable life Policy had.

     Contact our Designated Office or your registered representative for more specific information about the 24 Month Conversion Right. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.

                                    PREMIUMS

FLEXIBLE PREMIUMS

     Subject to the limits described below, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which consists of a first-year premium amount and an amount for subsequent premium payments. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting. No payment can be less than $50, except with our consent.

     You can pay Planned Premiums on an annual, semi-annual or quarterly schedule, or on a monthly schedule if payments are drawn directly from your checking account under our pre-authorized checking arrangement. We will send premium notices for annual, semi-annual or quarterly Planned Premiums. You may make payments by check or through our pre-authorized checking arrangement. You can change your Planned Premium schedule by sending your request to us at our Designated Office. You may not make premium payments on or after the Policy anniversary when the insured reaches age 121, except for premiums required during the grace period.

     If any payments under the Policy exceed the "7-pay limit" under Federal tax law, your Policy will become a modified endowment contract and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay limit." The amount of your "7-pay limit" is shown in your Policy illustration and in your annual Policy statement. If you make a payment that exceeds the "7-pay limit," we will notify you and give you an opportunity to receive a refund of the excess premium to prevent your Policy from becoming a modified endowment contract. (See "Tax Considerations.") In addition, if you have selected the guideline premium test, Federal tax law limits the amount of premiums that you can pay under the Policy. You need our consent if, because of tax law requirements, a payment would increase the Policy's death benefit by more than it would increase cash value. We may require evidence of insurability before accepting the payment.

     We allocate net payments to your Policy's Investment Divisions as of the date we receive the payments at our Designated Office (or at our Administrative Office in Tampa, Florida), if they are received before the close of regular trading on the New York Stock Exchange. Payments received after that time, or on a day that the New York Stock Exchange is not open, will be allocated to your Policy's Investment Divisions on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

     Under our current processing, we treat any payment received by us as a premium payment unless it is clearly marked as a loan repayment.

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

     INVESTMENT START DATE. Your initial net premium receives Separate Account investment performance and/or Fixed Account interest as of the investment start date. The investment start date is the later of the Policy Date and the date we first receive a premium payment for the Policy at our Designated Office. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

     PREMIUM WITH APPLICATION. If you make a premium payment with the application, unless you request otherwise, the Policy Date is the date the policy application is approved. Monthly Deductions begin on the Policy Date. You may only make one premium payment with the application. The minimum amount you must pay is set forth in the application. If we decline an application, we refund the premium payment made.

     If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement beginning on the later of the date the application is signed or on the date of any required medical examination. (See "Death Benefits.")

     PREMIUM ON DELIVERY. If you pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date and the investment start date are the date your premium payment is received at our Designated Office. Monthly Deductions begin on the Policy Date.

     BACKDATING. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the Policy application is approved. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must also pay the minimum premiums due for the period between the Policy Date and the investment start date. As of the investment start date, we allocate the net premiums to the Policy, adjusted for monthly Policy charges.

RIGHT TO EXAMINE POLICY

     You may cancel the Policy within ten days (more in some states) after you receive it. You may return the Policy to our Designated Office (see "Receipt of Communications and Payments at MetLife Investors USA's Designated Office") or your registered representative. Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund either premiums paid, or the Policy's cash value plus any charges deducted from premiums paid, whichever is required by state law.

     FOR POLICIES ISSUED IN CALIFORNIA. If you are age 60 or older, you may cancel the Policy within 30 days after you receive it. If you elected on the Policy application to allocate 100% of your initial net premium to the Fixed Account, we will generally refund the premiums you paid; if you elected to allocate your initial net premium to the Investment Divisions, we will refund the Policy's cash value.

ALLOCATION OF NET PREMIUMS

     We allocate your initial net premium to the Investment Divisions and/or the Fixed Account as of the investment start date. In states that require a refund of premiums if you exercise the Right to Examine Policy provision, we will hold your initial net premium in the Fixed Account for twenty days, and then we make the allocation among the Investment Divisions as you choose. In states that require a return of cash value if you exercise the Right to Examine Policy provision, we allocate your initial net premium to the Investment Divisions when we receive it. You may allocate any whole percentage to an Investment Division.

     You make the initial premium allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone, by written request (which may be telecopied to us) or over the Internet. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

     When we allocate net premiums to your Policy's Investment Divisions, we convert them into accumulation units of the Investment Divisions. We determine the number of accumulation units by dividing the dollar amount of the net premium by the accumulation unit value. For your initial premium, we use the accumulation unit value on the investment start date. For subsequent premiums, we use the accumulation unit value next determined after receipt of the payment. (See "Cash Value.")

     FOR POLICIES ISSUED IN CALIFORNIA. If you are age 60 or older and you allocate 100% of your initial net premium to the Fixed Account in order to receive a refund of premiums should you cancel the Policy during the Right to Examine Policy period, we will not automatically transfer your cash value or reallocate your future premiums to the Investment Divisions once the Right to Examine Policy period has ended. You must contact us to request a transfer or reallocation.

  RECEIPT OF COMMUNICATIONS AND PAYMENTS AT METLIFE INVESTORS USA'S DESIGNATED
                                     OFFICE

     We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Designated Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).




     The Designated Office for premium payments is printed on the billing statement we mail to you. If you do not have your billing statement you may call us at 1-800-638-5000 to obtain the address. The address to use depends on whether you purchase the Policy through a registered representative of one of our affiliates MetLife Securities, Inc. and New England Securities Corporation, or through another registered representative. If you purchase the Policy through a registered representative of one of these two affiliates, premium payments should be mailed to MetLife Investors USA, P.O. Box 371351, Pittsburgh, PA 15250-7351. If your representative is not registered with one of these two affiliates, premium payments should be mailed to MetLife Investors USA, P.O. Box 371862, Pittsburgh, PA 15250-7862. The Designated Office for other transactions is as follows:





Payment Inquiries and                 MetLife Investors USA
Correspondence                        P.O. Box 354
                                      Warwick, RI 02887-0354

Beneficiary and Ownership             MetLife Investors USA
Changes                               P.O. Box 313
                                      Warwick, RI 02887-0313

Surrenders, Loans,                    MetLife Investors USA
Withdrawals and                       P.O. Box 543
Investment Division Transfers         Warwick, RI 02887-0543

Cancellations (Right to Examine       MetLife Investors USA
Policy Period)                        Free Look Unit
                                      500 Schoolhouse Road
                                      Johnstown, PA 15904

Death Claims                          MetLife Investors USA
                                      P.O. Box 353
                                      Warwick, RI 02887-0353


Investment Division Transfers and     (800) 638-5000
Other Telephone Transactions and
Inquiries



     You may request a cash value transfer or reallocation of future premiums by written request (which may be telecopied) to us, by telephoning us or over the Internet (subject to our restrictions on "market timing" transfers). To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-638-5000. To request a transfer over the Internet, you may log on to our website at www.metlife.com. We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.

     Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

     If you send your premium payments or transaction requests to an address other than the one we have designated for receipt of such payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.

PAYMENT OF PROCEEDS

     We ordinarily pay any cash surrender value, loan value or death benefit proceeds from the Investment Divisions within seven days after we receive a request, or satisfactory proof of death of the insured (and any other information we need to pay the death proceeds). (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the Investment Divisions: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted as determined by the SEC, (ii) if the SEC by order permits postponement or determines that an emergency exists that makes payments or Investment Division transfers impractical, or (iii) at any other time when the Portfolios or the Separate Account have the legal right to suspend payment.

     We may withhold payment of surrender, withdrawal or loan proceeds if any portion of those proceeds would be derived from a Policy Owner's check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, facsimile, Internet or other means of communications to verify that payment from the Policy Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Policy Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.




     We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. None of these options vary with the investment performance of the Separate Account. More detailed information concerning settlement options is available in the Statement of Information and on request from our Designated Office. We will pay interest on the proceeds as required by applicable state law.



     Unless otherwise requested and subject to state law, the Policy's death proceeds will generally be paid to the beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.



     Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.


                                   CASH VALUE

     Your Policy's total cash value includes its cash value in the Separate Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in the Loan Account as a result of the loan. The cash value reflects:

     -- net premium payments

     -- the net investment experience of the Policy's Investment Divisions

     -- interest credited to cash value in the Fixed Account

     -- interest credited to amounts held in the Loan Account for a Policy loan

     -- the death benefit option you choose

     -- Policy charges

     -- partial withdrawals

     -- transfers among the Investment Divisions and the Fixed Account.

     The Policy's total cash value in the Separate Account equals the number of accumulation units credited in each Investment Division multiplied by that Investment Division's accumulation unit value. We convert any premium, interest earned on loan cash value, or cash value allocated to an Investment Division into accumulation units of the Investment Division. Surrenders, partial withdrawals, Policy loans, transfers and charges deducted from the cash value reduce the number of accumulation units credited in an Investment Division. We determine the number of accumulation units by dividing the dollar amount of the transaction by the Investment Division's accumulation unit value next determined following the transaction. (In the case of an initial premium, we use the accumulation unit value on the investment start date).

     The accumulation unit value of an Investment Division depends on the net investment experience of its corresponding Portfolio and reflects fees and expenses of the Portfolio. We determine the accumulation unit value as of the close of regular trading on the New York Stock Exchange on each day that the Exchange is open for trading by multiplying the most recent accumulation unit value by the net investment factor ("NIF") for that day (see below).

     The NIF for an Investment Division reflects:

     -- the change in net asset value per share of the corresponding Portfolio
        (as of the close of regular trading on the Exchange) from its last value,

     -- the amount of dividends or other distributions from the Portfolio since the last determination of net asset value per share, and

     -- any deductions for taxes that we make from the Separate Account.

     The NIF can be greater or less than one.

                                 DEATH BENEFITS

     If the insured dies while the Policy is in force, we pay a death benefit to the beneficiary. Coverage under the Policy generally begins when you pay the initial premium. If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited time that begins on the later of the date we receive the premium payment or the date of any required medical examination. Temporary coverage is not available for proposed insureds who have received medical treatment for, or been diagnosed as having, certain conditions or diseases specified in the temporary insurance agreement. The maximum temporary coverage is the lesser of the amount of insurance applied for and $1,000,000. These provisions vary in some states.

     DEATH BENEFIT OPTIONS. When you apply for a Policy, you must choose among three death benefit options. If you fail to select a death benefit option in the application, we will seek the required information from you.

     The Option A death benefit is equal to the face amount of the Policy. The Option A death benefit is fixed, subject to increases required by the Internal Revenue Code of 1986 (the "Code").

     The Option B death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option B death benefit is also subject to increases required by the Code.

     The Option C death benefit (available if the insured is age 60 or younger) is equal to the face amount of the Policy plus the Policy's cash value until the insured attains age 65, at which time we will increase the Policy's face amount by the amount of the Policy's cash value and thereafter the death benefit will remain level, at the increased face amount, subject to increases required by the Code.

     CHOICE OF TAX TEST. The Internal Revenue Code requires the Policy's death benefit to be not less than an amount defined in the Code. As a result, if the cash value grows to certain levels, the death benefit increases to satisfy tax law requirements.

     When you apply for your Policy, you select which tax test will apply to the death benefit. You will choose between: (1) the guideline premium test, and (2) the cash value accumulation test. The test you choose at issue cannot be changed.

     Under the GUIDELINE PREMIUM TEST, the death benefit will not be less than the cash value times the guideline premium factor. See Appendix A.

     Under the CASH VALUE ACCUMULATION TEST, the death benefit will not be less than the cash value times the net single premium factor set by the Code. Net single premium factors are based on the age, smoking status, risk class and sex of the insured at the time of the calculation. Sample net single premium factors appear in Appendix A.

     If cash value growth in the later Policy years is your main objective, the guideline premium test may be the appropriate choice because it does not require as high a death benefit as the cash value accumulation test, and therefore cost of insurance charges may be lower, once the Policy's death benefit is subject to increases required by the Code. If you select the cash value accumulation test, you can generally make a higher amount of premium payments for any given face amount, and a higher death benefit may result in the long term. If cash value growth in the early Policy years is your main objective, the cash value accumulation test may be the appropriate choice because it allows you to invest more premiums in the Policy for each dollar of death benefit.

     AGE 121. The death benefit payable under Option A or Option C on or after the insured's attained age 121 will be the greater of:


     --  101% of the cash value on the date of death, or


     -- the face amount of the base Policy on the Policy anniversary at the insured's attained age 121.

     The death benefit payable under Option B on or after the insured's attained age 121 will be the face amount of the base Policy on the Policy anniversary at the insured's attained age 121, plus the cash value on the date of death.

     The tax consequences of keeping the Policy in force beyond the insured's attained age 121 are unclear.

DEATH PROCEEDS PAYABLE

     The death proceeds we pay are equal to the death benefit on the date of the insured's death, reduced by any outstanding loan and accrued loan interest on that date. If death occurs during the grace period, we reduce the proceeds by the amount of unpaid Monthly Deductions. (See "Lapse and Reinstatement.") We increase the death proceeds (1) by any rider benefits payable and (2) by any cost of insurance charge made for a period beyond the date of death. Riders that can have an effect on the amount of death proceeds payable are the Accelerated Death Benefit Rider, the Accidental Death Benefit Rider and the Options to Purchase Additional Insurance Coverage Rider. (See "Additional Benefits by Rider.")

     We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years (less in some states) from the Policy's date of issue, or if a rider limits the death benefit.

     SUICIDE. If the insured, while sane or insane, commits suicide within two years (or less, if required by state law) from the date of issue, the death benefit will be limited to premiums paid, less any partial withdrawals, less any loan and loan interest outstanding on the date of death. If the insured, while sane or insane, commits suicide within two years (or less, if required by state law) after the effective date of an increase in face amount, the death benefit for such increase may be limited to the Monthly Deductions for the increase. (Where required by state law, we determine the death benefit under this provision by using the greater of: the reserve of the insurance which is subject to the provision; and the amounts used to purchase the insurance which is subject to the provision.)

CHANGE IN DEATH BENEFIT OPTION

     After the first Policy year you may change your death benefit option, subject to our underwriting rules, by written request to our Designated Office. The change will be effective on the monthly anniversary on or following the date we approve your request. We may require proof of insurability. A change in death benefit option may have tax consequences.

     If you change from Option A (or from Option C after the insured's attained age 65) to Option B (or to Option C on or before the insured's attained age 60), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. A face amount reduction below $50,000 requires our consent. If we reduce the face amount, we will first reduce any prior increases in face amount that you applied for, in the reverse order in which the increases occurred, then any remaining initial face amount, and then any increase in face amount from a prior change in death benefit option, but not below the Policy minimum. A partial withdrawal of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy. A Surrender Charge may apply to a Policy face amount reduction or partial withdrawal that reduces the face amount on a change from Option A (or from Option C after the insured's attained age 65) to Option B (or to Option C on or before the insured's attained age 60). (See "Surrender Charge.") In addition, if the face amount reduction occurs within 12 months after a face amount increase, we will deduct a proportionate part of the Coverage Expense Charges due with respect to the face amount increase for the remainder of the 12-month period.

     If you change from Option B (or from Option C on or before the insured's attained age 65) to Option A, we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change. This increase in face amount is not subject to the Coverage Expense Charge and will not be subject to any Surrender Charge.

INCREASE IN FACE AMOUNT

     You may increase the Policy's face amount. We require satisfactory evidence of insurability, and the insured's attained age must be 85 or less. The minimum amount of increase permitted is $5,000. The increase is effective on the monthly anniversary on or next following our approval of your request. Requests for face amount increases should be submitted to our Designated Office. An increase in face amount may have tax consequences.

     The face amount increase will have its own Target Premium, as well as its own Surrender Charge, current cost of insurance rates, Coverage Expense Charge and Right to Examine Policy and suicide and contestability periods as if it were a new Policy. (See "Surrender Charge", "Monthly Deduction from Cash Value", "Partial Withdrawal" and "Reduction in Face Amount.") When calculating the monthly cost of insurance charge, we attribute the Policy's cash value first to any remaining initial face amount (including any increase in face amount from a prior change in death benefit option), then to any face amount increases in the order in which they were issued, for purposes of determining the net amount at risk.

     We reserve the right to (i) restrict certain Policy changes, such as death benefit increases, or (ii) require the issuance of a new Policy in connection with such Policy changes if we deem it administratively necessary or prudent to do so in order to comply with applicable law, including applicable Federal income tax law.

REDUCTION IN FACE AMOUNT

     After the first Policy year, you may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. If you reduce the face amount of your Policy, we deduct any Surrender Charge that applies from the Policy's cash value in proportion to the amount of the face amount reduction. If the face amount of your Policy is reduced in the first year following a face amount increase, we will also deduct a proportionate part of the Coverage Expense Charges due for the remainder of the first year following the face amount increase.

     A face amount reduction will decrease the Policy's death benefit unless we are increasing the death benefit to satisfy Federal income tax laws, in which case a face amount reduction will not decrease the death benefit unless we deduct a Surrender Charge from the cash value. A reduction in face amount in this situation may not be advisable. The amount of any face reduction must be at least $5,000, and the face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent.

     If you choose to reduce your Policy's face amount, unless you request otherwise, we will first decrease any prior increases in base Policy face amount that you applied for, in the reverse order in which the increases occurred, then any remaining initial base Policy face amount, and then any increase in face amount from a prior change in death benefit option.

     A reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy under the guideline premium test. In these cases, a portion of the Policy's cash value may have to be paid to you to comply with Federal tax law.

     A face amount reduction takes effect on the monthly anniversary on or next following the date we receive your request. You can contact your registered representative or the Designated Office for information on face amount reduction procedures.

     A reduction in the face amount of a Policy may create a modified endowment contract or have other adverse tax consequences. If you are contemplating a reduction in face amount, you should consult your tax adviser regarding the tax consequences of the transaction. (See "Tax Considerations.")

                       SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDER

     You may surrender the Policy for its cash surrender value at any time while the insured is living. We determine the cash surrender value as of the date when we receive the surrender request. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") The cash surrender value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge.") If you surrender the Policy in the first Policy year (or in the first year following a face amount increase), we will also deduct an amount equal to the remaining first year Coverage Expense Charges. We reserve the right to also deduct an amount equal to the remaining first year Policy Charges.

     If you surrender the Policy, coverage will terminate on the monthly anniversary on or next following the date of surrender. If the insured dies on or after the surrender date, but before the termination date, we will reverse the surrender and will pay the Policy's death benefit to the beneficiary, but we will deduct from the death proceeds an amount equal to the cash surrender value paid to you.

     You may apply all or part of the surrender proceeds to a payment option. Once a Policy is surrendered, all coverage and benefits cease and cannot be reinstated. A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

     The Policies are designed to be long-term investments. As a result, you should be aware that if you surrender your Policy in the first Policy year, the Surrender Charge is likely to exceed the cash value of your Policy and you will receive no proceeds upon surrender.

PARTIAL WITHDRAWAL

     After the first Policy anniversary you may withdraw a portion of the Policy's cash surrender value. A partial withdrawal reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. A partial withdrawal may also reduce rider benefits. The minimum amount of a partial withdrawal request must be $500.

     We have the right to limit partial withdrawals to no more than 90% of the cash surrender value. In addition, a partial withdrawal will be limited by any restriction that we currently impose on withdrawals from the Fixed Account. (See "The Fixed Account.") Currently, we permit partial withdrawals equal to the lesser of 100% of the Policy's cash surrender value in the Separate Account as of the beginning of the year, or the maximum amount that can be withdrawn without causing the Policy's face amount to fall below the minimum permitted. (However, we may allow the face amount to fall below the minimum if the Policy has been in force for at least 15 years and the insured's attained age is greater than 55.) You may not make a partial withdrawal that would reduce your cash surrender value to less than the amount of two monthly deductions. We have the right to limit partial withdrawals to 12 per Policy year. Currently we do not limit the number of partial withdrawals. We reserve the right to impose a charge of $25 on each partial withdrawal.

     If a partial withdrawal reduces your Policy's face amount, the amount of the Surrender Charge that will be deducted from your cash value is an amount that is proportional to the amount of the face reduction. The amount deducted will reduce the remaining Surrender Charge payable under the Policy. No Surrender Charge will apply on up to 10% of the cash surrender value withdrawn each year, measured as a percentage of each withdrawal.

EXAMPLE. The following example assumes that a Policy Owner withdraws, in the first month of the second Policy year, 20% of the cash surrender value of a Policy. The insured under the Policy is assumed to be the representative insured shown in the fee table on page A-8 of the prospectus. As shown in the fee table, the Surrender Charge for that insured is $14.00 per $1,000 of Policy face amount. The Policy is assumed to have the other characteristics shown below:

Face Amount:.........    $          350,000
Death Benefit             Option A -- Level
  Option:............
Cash Value:..........    $           12,000
Surrender Charge:....    $          - 4,900    ($14.00 x $350,000/1,000)
                         ------------------
Cash Surrender
  Value:.............    $            7,100
                                       x 20%
                         ------------------
Withdrawal Amount:...    $            1,420


     The first 10% of cash surrender value, or $710, can be withdrawn free of Surrender Charge. The remaining $710 withdrawn is subject to a portion of the Policy's Surrender Charge -- based on the ratio that such excess withdrawal amount bears to the Policy's face amount less the Surrender Charge, as shown in the formula below:

                               Withdrawal Amount in
Surrender Charge        x      Excess of Free Withdrawal            =      Surrender Charge
                               ---------------------------------
                               Face Amount less Surrender Charge           On Withdrawal

       $4,900           x                     $710                  =      $10
                               ---------------------------------
                                       $350,000 - $4,900




     Because the Policy has a level death benefit, the withdrawal will cause a dollar for dollar reduction in the Policy's face amount, so that the cash value and the face amount will both be reduced by the $1,420 withdrawal and by the $10 Surrender Charge.

The effect of the withdrawal on the Policy would be as follows:

Face Amount before Withdrawal.............................    $350,000
  Withdrawal..............................................    -  1,420
  Surrender Charge on Withdrawal..........................    -     10
                                                              --------

Face Amount after Withdrawal..............................    $348,570

Surrender Charge before Withdrawal........................    $  4,900
  Surrender Charge on Withdrawal..........................    -     10
                                                              --------
Surrender Charge after Withdrawal.........................    $  4,890

Cash Value before Withdrawal..............................    $ 12,000
  Withdrawal..............................................    -  1,420
  Surrender Charge on Withdrawal..........................    -     10
                                                              --------
Cash Value after Withdrawal...............................    $ 10,570

Surrender Charge after Withdrawal.........................    -  4,890
                                                              --------
Cash Surrender Value after Withdrawal.....................    $  5,680


     Any face amount reduction resulting from a partial withdrawal will reduce the face amount in the following order: any prior increases in base Policy face amount that you applied for, in the reverse order in which the increases occurred; any remaining initial face amount; and then any face amount increases resulting from a change in death benefit option, down to the required minimum.

     A partial withdrawal reduces the cash value in the Investment Divisions of the Separate Account and the Fixed Account in the same proportion that the cash value in each bears to the Policy's total unloaned cash value. We determine the amount of cash surrender value paid upon a partial withdrawal as of the date when we receive a request. You can contact your registered representative or our Designated Office for information on partial withdrawal procedures. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

     A reduction in the death benefit as a result of a partial withdrawal may create a modified endowment contract or have other adverse tax consequences. If you are contemplating a partial withdrawal, you should consult your tax adviser regarding the tax consequences. (See "Tax Considerations.")

                                    TRANSFERS

TRANSFER OPTION

     You may transfer your Policy's cash value between and among the Investment Divisions and the Fixed Account. In states where we refund your premium if you exercise the Right to Examine Policy provision, your right to transfer begins 20 days after we apply your initial premium to the Policy. We reserve the right to limit transfers to four per Policy year and to impose a charge of $25 per transfer. Currently we do not limit the number of transfers per Policy year or impose a charge on transfers. We treat all transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the transfer request, if the request is received before the close of regular trading on the New York Stock Exchange. Transfer requests received after that time, or on a day that the New York Stock Exchange is not open, will be effective on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".

     Frequent requests from Policy Owners to transfer cash value may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g., beneficiaries).


     We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (i.e., the Artio International Stock Portfolio, Loomis Sayles Small Cap Core Portfolio, Loomis Sayles Small Cap Growth Portfolio, Morgan Stanley EAFE Index Portfolio, Neuberger Berman Genesis Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio, T. Rowe Price Small Cap Growth Portfolio, Van Eck Global Natural Resources Portfolio, Clarion Global Real Estate Portfolio, Dreman Small Cap Value Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Invesco Small Cap Growth Portfolio, Met/Templeton Growth Portfolio, MFS Emerging Markets Equity Portfolio, MFS Research International Portfolio, and American Funds Global Small Capitalization Fund--the "Monitored Portfolios") and we monitor transfer activity in those Monitored Portfolios. In addition, as described below, we treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

     AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.

     Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy Owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. Transfers made under an Automated Investment Strategy are not treated as transfers when we evaluate trading patterns for market timing.

     The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate market timing in any Portfolio and there are no arrangements in place to permit any Policy Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

     The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent trading policies established by the Portfolio.

     In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance products and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

     In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Policy Owner). You should read the Portfolio prospectuses for more details.

                         AUTOMATED INVESTMENT STRATEGIES

     You can choose one of five automated investment strategies. You can change or cancel your choice at any time.

     EQUITY GENERATOR(R). The Equity Generator allows you to transfer the interest earned in the Fixed Account to any one of the Investment Divisions on each monthly anniversary. The interest earned in the month must be at least $20 in order for the transfer to take place. If less than $20 is earned, no transfer will occur, and the interest not transferred cannot be counted towards the next month's minimum.


     ALLOCATOR(SM). The Allocator allows you to systematically transfer cash value from the Fixed Account or any one Investment Division (the "source fund") to any number of Investment Divisions. The transfers will take place on each monthly anniversary. You can choose to transfer a specified dollar amount (1) for a specified number of months, or (2) until the source fund is depleted. In either case, you must select a dollar amount that would allow transfers to continue for at least three months.


     ENHANCED DOLLAR COST AVERAGER. With the Enhanced Dollar Cost Averager, cash value is transferred from the EDCA fixed account to the Investment Divisions monthly. You elect the EDCA at issue and select the total dollar amount of cash value to be transferred. The cash value earmarked for the strategy is held in the EDCA fixed account where it may be credited with a rate of interest that is higher than the Fixed Account's current crediting rate. The amount transferred each month to the Investment Divisions equals the total amount earmarked for the strategy divided by 12.

     REBALANCER(R). The Rebalancer allows your Policy's cash value to be automatically redistributed on a quarterly basis among the Investment Divisions and the Fixed Account in accordance with the allocation percentages you have selected.

     INDEX SELECTOR(R). The Index Selector allows you to choose one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on your selection, we allocate 100% of your cash value among the five Investment Divisions that invest in the five index Portfolios available under the Policy (the Barclays Capital Aggregate Bond Index, Morgan Stanley EAFE Index, MetLife Stock Index, MetLife Mid Cap Stock Index and Russell 2000 Index Portfolios) and the Fixed Account. On a quarterly basis, we will redistribute your cash value among these Investment Divisions and the Fixed Account in order to return your cash value to the original allocation percentages. If you change your allocation of net premiums the Index Selector strategy, including the rebalancing feature, will be terminated.


     We will continue to implement the Index Selector strategy using the percentage allocations of the model that was in effect when you elected the Index Selector strategy. You should consider whether it is appropriate for you to continue using this strategy over time if your risk tolerance, time horizon or financial situation changes. The asset allocation models used in Index Selector may change from time to time. If you are interested in an updated model, please contact your registered representative.

     You may not elect Index Selector unless you purchase the Policy through a registered representative of one of our affiliated broker-dealers MetLife Securities, Inc. and New England Securities Corporation. However, ask your registered representative how you might design a similar investment strategy using Rebalancer.


     These automated investment strategies allow you to take advantage of investment fluctuations, but none assures a profit nor protects against a loss. Because certain strategies involve continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue purchases through periods of fluctuating price levels.

     We reserve the right to modify or terminate any of the automated investment strategies for any reason, including, without limitation, a change in regulatory requirements applicable to such programs. For more information about the automated investment strategies, please contact your registered representative.

                                      LOANS

     You may borrow from your Policy at any time. The maximum amount you may borrow, calculated as of the date of the loan, is:

     -- the Policy's cash value, less

     -- any Policy loan balance, less

     -- loan interest due to the next Policy anniversary, less

     -- the most recent Monthly Deduction times the number of months to the next
        Policy anniversary, less

     -- any Surrender Charge, plus

     -- interest credited on the cash value at the guaranteed interest rate to the next Policy anniversary.

     The minimum loan amount is $500 (less in some states). We make the loan as of the date when we receive a loan request. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") You may increase your risk of lapse if you take a loan. You should contact our Designated Office or your registered representative for information on loan procedures.

     A Policy loan reduces the Policy's cash value in the Investment Divisions by the amount of the loan. A loan repayment increases the cash value in the Investment Divisions by the amount of the repayment. We attribute Policy loans to the Investment Divisions and the Fixed Account in proportion to the cash value in each. We transfer cash value equal to the amount of the loan from the Investment Divisions and the Fixed Account to the Loan Account (which is part of our general account).

     You may repay all or part of your loan at any time while the insured is still alive. When you make a loan repayment, we transfer an amount of cash value equal to the repayment from the Loan Account to the Divisions of the Separate Account and to the Fixed Account in proportion to the cash value in each. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

     We guarantee that the interest rate charged on Policy loans will not be more than 4.0% per year in Policy years 1-10 and 3.0% per year thereafter.

     Policy loan interest is due and payable annually on each Policy anniversary. If not paid when due, we add the interest accrued to the loan amount, and we transfer an amount of cash value equal to the unpaid interest from the Investment Divisions and the Fixed Account to the Loan Account in the same manner as a new loan.

     Cash value in the Loan Account earns interest at not less than 3.0% per year and is transferred on each Policy anniversary to the Investment Divisions and to the Fixed Account in proportion to the cash value in each. The interest credited will also be transferred: (1) when you take a new loan; (2) when you make a full or partial loan repayment; and (3) when the Policy enters the grace period.

     The amount taken from the Policy's Investment Divisions as a result of a loan does not participate in the investment experience of the Investment Divisions. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.

     If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums.") If you want us to treat a payment as a loan repayment, it should be clearly marked as such.

     A loan that is taken from, or secured by, a Policy may have tax consequences. Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution. Nevertheless, the tax consequences associated with loans outstanding after the tenth Policy year are uncertain. A tax adviser should be consulted when considering a loan.

                             LAPSE AND REINSTATEMENT

LAPSE

     In general, in any month that your Policy's cash surrender value is not large enough to cover a Monthly Deduction, your Policy will be in default, and may lapse. However, you can prevent your Policy from lapsing, regardless of the amount of your cash surrender value, if the premiums you pay are sufficient to keep the Guaranteed Minimum Death Benefit ("GMDB") in effect. (In Maryland, the GMDB is known as the Guaranteed Coverage Benefit.)

     The base Policy offers, at no additional charge, a five-year GMDB, a 20-year GMDB and a GMDB that lasts until the insured's age 65. For an additional charge you can add a Policy rider at issue that provides a GMDB to age 85 or a GMDB to age 121. All Policies are issued with a GMDB, which guarantees that the Policy will remain in force for at least five years if the required Guaranteed Minimum Death Benefit Monthly Premiums ("GMDB Monthly Premiums")are paid when due. The five-year GMDB Monthly Premium is set forth in your Policy. It is the minimum initial periodic premium you can pay into the Policy. Policies will be issued with the 20-year GMDB or the GMDB to age 65 to eligible Policy Owners who elect either of these GMDBs at issue.

     The GMDB Monthly Premium varies depending on the guarantee period, the insured's age, sex (except for unisex policies), smoking status and risk class, the Policy's face amount and the death benefit option chosen. The GMDB Monthly Premium may change in the event that any of the following events occur: an increase or decrease in the base Policy face amount; adding, deleting or changing a rider; a change in death benefit option or the insured's risk class; or a misstatement of the insured's age or sex in the Policy application.

     On each monthly anniversary we test the Policy to determine if the cumulative premiums you have paid, less any partial withdrawals or outstanding loans you have taken, equal or exceed the sum of the GMDB Monthly Premiums due to date for the GMDB you selected. If you meet this test, the GMDB you selected will be in effect. However, even if you have not elected the 20-year GMDB or the GMDB to age 65, if the amount of premiums you pay into the Policy for each Policy month since the Policy Date is sufficient to meet the requirements of the 20-year GMDB or the GMDB to age 65, in your third annual statement we will notify you that the applicable GMDB is in effect. Conversely, if you have elected the 20-year GMDB or the GMDB to age 65 and your premium payments are insufficient to satisfy the GMDB Monthly Premium requirements, we will notify you that your GMDB will be reduced to the five-year GMDB, the GMDB to age 65, or the 20-year GMDB, as applicable, unless you pay sufficient premiums within 62 days to meet the requirements of the GMDB you originally selected. If, during the first five Policy years, you fail to pay sufficient premiums to keep the five-year GMDB in effect, we will notify you that the GMDB will terminate within 62 days if you fail to pay the required Monthly Premiums. If the guarantee provided by the GMDB terminates, the Policy will continue in force for as long as there is cash surrender value sufficient to pay the Monthly Deduction. If the GMDB terminates, you may reinstate it within nine months provided the Policy remains in force. In order to reinstate the GMDB, you must pay sufficient premiums to satisfy the cumulative premium requirement for the applicable GMDB (five-year, 20-year or to age 65) at the time of reinstatement.

     If the GMDB is in effect and the Policy's cash surrender value is insufficient to cover the Monthly Deduction, the Policy will not lapse. We will take the Monthly Deduction from the Policy's cash value until the cash value has been reduced to zero. At that point, future Monthly Deductions will be waived for as long as the GMDB is in effect.

     If the GMDB is not in effect and the cash surrender value is insufficient to pay the Monthly Deduction, the Policy will enter a 62-day grace period during which you will have an opportunity to pay a premium sufficient to keep the Policy in force. The minimum amount you must pay is the lesser of three Monthly Deductions or, if applicable, the amount necessary to reinstate the GMDB. We will tell you the amount due. If you fail to pay this amount before the end of the grace period, the Policy will terminate.

     Your Policy may also lapse if Policy loans plus accrued interest exceed the Policy's cash value less the Surrender Charge. Your Policy may be protected against lapse in these circumstances if it has been in force for 15 years, the insured has attained age 75, and the other requirements of the Overloan Protection Rider have been met. If your Policy is not so protected, we will notify you that the Policy is going to terminate. The Policy terminates without value unless you make a sufficient payment within the later of 62 days from the monthly anniversary immediately before the date when the excess loan occurs or 31 days after we mail the notice. If the Policy lapses with a loan outstanding, adverse tax consequences may result. (See "Tax Considerations" below.)

     Some states may require a different grace period than that described above. Please read the grace period provision of your Policy for details.

REINSTATEMENT

     If your Policy has lapsed, in most states you may reinstate it within three years after the date of lapse if the insured has not attained age 121. If more than three years have passed, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us. If the Policy lapses and is reinstated during the first five Policy years, only the five-year GMDB will be reinstated. If the Policy lapses after the first five Policy years, the GMDB will terminate and cannot be reinstated. Under no circumstances can the GMDB provided by Policy rider be reinstated following a Policy lapse.

     If we deducted a Surrender Charge on lapse, we credit it back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge and other charges except cost of insurance and the Policy loan interest rate, we do not count the amount of time that a Policy was lapsed.

                          ADDITIONAL BENEFITS BY RIDER

     You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policy provide fixed benefits that do not vary with the investment experience of the Separate Account.


     There is no limit on the number of riders you can elect to add to your Policy at issue. However, you may not elect both the Waiver of Monthly Deduction Rider and the Waiver of Specified Premium Rider.


     The following riders, some of which have been described previously, are available:

     CHILDREN'S TERM INSURANCE RIDER, which provides term insurance on the lives of children of the insured.

     WAIVER OF MONTHLY DEDUCTION RIDER, which provides for waiver of Monthly Deductions in the event of the disability of the insured.


     WAIVER OF SPECIFIED PREMIUM RIDER, which provides for waiver of a specified amount of monthly premium in the event of the disability of the insured.


     OPTIONS TO PURCHASE ADDITIONAL INSURANCE COVERAGE RIDER, which allows the Owner to purchase additional coverage on the insured without providing evidence of insurability.



     ACCELERATION OF DEATH BENEFIT RIDER, which allows a Policy Owner to accelerate payment of all or part of the Policy's death benefit if the insured is terminally ill. In calculating the Accelerated Death Benefit, we assume that death occurs one year from the date of claim and we discount the future death benefit using an interest rate not to exceed the greater of (1) the current yield on 90-day Treasury bills, and (2) the maximum policy loan interest rate under the Policy. The Policy Owner must accelerate at least $20,000, but not more than the greater of $250,000 or 10% of the death benefit. As an example, if a Policy Owner accelerated the death benefit of a Policy with a face amount of $1,000,000, the maximum amount that could be accelerated would be $250,000. Assuming an interest rate of 6%, the present value of the benefit would be $235,849. If we exercised our reserved right to impose a $150 processing fee, the benefit payable would be $235,849 less $150, or $235,699. (Not currently available in Pennsylvania or Puerto Rico.)

     GUARANTEED SURVIVOR INCOME BENEFIT RIDER, which provides the beneficiary with the option of exchanging the Policy's death benefit for enhanced monthly income payments for life.

     ACCIDENTAL DEATH BENEFIT RIDER, which provides for the payment of an additional death benefit in the event of the insured's death by accident.

     GUARANTEED MINIMUM DEATH BENEFIT RIDER, which provides for a guaranteed death benefit until the insured's age 85 or the insured's age 121. ("Guaranteed Coverage Rider" in Maryland.)

     OVERLOAN PROTECTION RIDER, which provides protection from Policy lapse due to an excess Policy loan.

     Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of riders.

                                THE FIXED ACCOUNT

     You may allocate net premiums and transfer cash value to the Fixed Account, which is part of MetLife Investors USA's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

     Our general account includes all of our assets except assets in the Separate Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the general account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 3%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

VALUES AND BENEFITS

     Cash value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial withdrawals made from the Fixed Account, charges and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's Investment Divisions in proportion to the amount of cash value in each. (See "Monthly Deduction from Cash Value.") A Policy's total cash value includes cash value in the Separate Account, the Fixed Account, and any cash value held in the Loan Account due to a Policy loan.

     Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Separate Account. (See "Death Benefits.")

POLICY TRANSACTIONS

     Except as described below, the Fixed Account has the same rights and limitations regarding premium allocations, transfers, loans, surrenders and partial withdrawals as the Separate Account. The following special rules apply to the Fixed Account.

     Twenty days after we apply the initial premium to the Policy (less in some states) you may transfer cash value from the Fixed Account to the Separate Account. The amount of any transfer must be at least $50, unless the balance remaining would be less than $50, in which case you may withdraw or transfer the entire Fixed Account cash value. After the first Policy year you may withdraw cash value from the Fixed Account. The amount of any partial withdrawal, net of applicable Surrender Charges, must be at least $500. No amount may be withdrawn from the Fixed Account that would result in there being insufficient cash value to meet any Surrender Charges that would be payable immediately following the withdrawal upon the surrender of the remaining cash value in the Policy. We reserve the right to only allow transfers and withdrawals from the Fixed Account during the 30-day period that follows the Policy anniversary. The total amount of transfers and withdrawals in a Policy year may not exceed the greater of (a) 25% of the Policy's cash surrender value in the Fixed Account at the beginning of the Policy year, (b) the previous Policy year's maximum allowable withdrawal amount, and (c) 100% of the cash surrender value in the Fixed Account if withdrawing the greater of (a) and (b) would result in a Fixed Account balance of $50 or less. We are not currently imposing the maximum limit on transfers and withdrawals from the Fixed Account, but we reserve the right to do so.

     There is currently no transaction charge for partial withdrawals or transfers. We reserve the right to limit partial withdrawals to 12 and transfers to four in a Policy year and to impose a charge of $25 for each partial withdrawal or transfer. We may revoke or modify the privilege of transferring amounts to or from the Fixed Account at any time. Partial withdrawals will result in the imposition of any applicable Surrender Charges.

     Unless you request otherwise, a Policy loan reduces the Policy's cash value in the Investment Divisions and the Fixed Account proportionately. We allocate all loan repayments in the same proportion that the cash value in each Investment Division and the Fixed Account bears to the Policy's total unloaned cash value. The amount transferred from the Policy's Investment Divisions and the Fixed Account as a result of a loan earns interest at an effective rate of at least 3% per year, which we credit to the Policy's cash value in the Investment Divisions and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

     We take partial withdrawals from the Policy's Investment Divisions and the Fixed Account in the same proportion that the cash value in each account bears to the Policy's total unloaned cash value.

     We can delay transfers, surrenders, withdrawals and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.

                                     CHARGES

     We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

Services and benefits we provide:

     - the death benefit, cash, and loan benefits under the Policy

     - investment options, including premium allocations

     - administration of elective options

     - the distribution of reports to Policy Owners

Costs and expenses we incur:

     - costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)

     - overhead and other expenses for providing services and benefits

     - sales and marketing expenses

     - other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

     - that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate

     - that the cost of providing the services and benefits under the Policies exceed the charges we deduct

     The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Surrender Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the Mortality and Expense Risk Charge and the cost of insurance charge, to help cover those expenses. We may profit from certain Policy charges.

DEDUCTIONS FROM PREMIUMS

     Prior to the allocation of a premium, we deduct a percentage of your premium payment. We credit the remaining amount (the net premium) to your cash value according to your allocation instructions. The deductions we make from each premium payment are the sales charge, the premium tax charge, and the federal tax charge.

     SALES CHARGE.  We deduct a 2.25% sales charge from each premium payment.

     Currently, the sales charge is only deducted from premium payments that are less than or equal to the Target Premium.

     PREMIUM TAX CHARGE. We deduct 2.0% from each premium for premium taxes and administrative expenses. Premium taxes vary from state to state, but we deduct a flat 2.0%, which is based on an average of such taxes. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

     FEDERAL TAX CHARGE. We deduct 1.25% from each premium for our Federal income tax liability related to premiums.

     EXAMPLE: The following chart shows the net amount that we would allocate to the Policy assuming a premium payment of $4,000 (and a Target Premium of $2,000).

              NET
PREMIUM     PREMIUM
-------     -------
 $4,000      $4,000
              - 175   (5.5% x $2,000) + (3.25% x $2,000) = total sales, premium tax and Federal tax charges
             $3,825   Net Premium




SURRENDER CHARGE

     If, during the first ten Policy years, or during the first ten Policy years following a face amount increase, you surrender or lapse your Policy, reduce the face amount, or make a partial withdrawal or change in death benefit option that reduces the face amount, then we will deduct a Surrender Charge from the cash value. The maximum Surrender Charge is shown in your Policy. The Surrender Charge period is 11 years for policies issued in Florida.

     No Surrender Charge will apply on up to 10% of the cash surrender value withdrawn each year.

     The Surrender Charge depends on the face amount of your Policy and the issue age, sex (except for unisex policies), risk class and smoker status of the insured. The Surrender Charge will remain level for up to three Policy years, or for up to three years after a face amount increase, and will then decline on a monthly basis until it reaches zero at the end of the tenth Policy year (or the tenth year following the face amount increase).

     The table below shows the maximum Surrender Charge that applies (in all states except Florida) if the lapse, surrender or face amount reduction occurs at any time in the first Policy year, and in the last month of each Policy year thereafter.

                                                FOR POLICIES WHICH     THE MAXIMUM SURRENDER
                                                 ARE SURRENDERED,        CHARGE PER $1,000
                                                     LAPSED OR             OF BASE POLICY
                                                  REDUCED DURING            FACE AMOUNT
                                                ------------------     ---------------------
Entire Policy Year                                       1                     $38.25
Last Month of Policy Year                                2                      35.81
                                                         3                      32.56
                                                         4                      31.74
                                                         5                      29.84
                                                         6                      27.13
                                                         7                      24.42
                                                         8                      18.99
                                                         9                       9.50
                                                        10                       0.00


     The table below shows the maximum Surrender Charge that applies for Policies issued in Florida.

                                                FOR POLICIES WHICH     THE MAXIMUM SURRENDER
                                                 ARE SURRENDERED,        CHARGE PER $1,000
                                                     LAPSED OR             OF BASE POLICY
                                                  REDUCED DURING            FACE AMOUNT
                                                ------------------     ---------------------
Entire Policy Year                                       1                     $38.25
Last Month of Policy Year                                2                      35.81
                                                         3                      32.56
                                                         4                      31.74
                                                         5                      29.84
                                                         6                      27.13
                                                         7                      24.42
                                                         8                      18.99
                                                         9                      11.87
                                                        10                       5.93
                                                        11                       0.00


     In the case of a face amount reduction or a partial withdrawal or change in death benefit option that results in a face amount reduction, we deduct any Surrender Charge that applies from the Policy's remaining cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. (See "Reduction in Face Amount," "Partial Withdrawal" and "Change in Death Benefit Option.")

     If you surrender the Policy (or a face amount increase) in the first Policy year (or in the first year following the face amount increase) we will deduct from the surrender proceeds an amount equal to the remaining first year Coverage Expense Charges. We reserve the right to also deduct an amount equal to the remaining first year Policy Charges. If you reduce the face amount of your Policy in the first year following a face amount increase, we will deduct from your cash value a proportionate amount of the remaining first year Coverage Expense Charges, based on the ratio of the face amount reduction to the Policy's original face amount.

     The Surrender Charge reduces the Policy's cash value in the Investment Divisions and the Fixed Account in proportion to the amount of the Policy's cash value in each. However, if you designate the accounts from which a partial withdrawal is to be taken, the charge will be deducted proportionately from the cash value of the designated accounts.

PARTIAL WITHDRAWAL CHARGE

     We reserve the right to impose a processing charge on each partial withdrawal. If imposed, this charge would compensate us for administrative costs in generating the withdrawn payment and in making all calculations that may be required because of the partial withdrawal.

TRANSFER CHARGE

     We reserve the right to impose a processing charge on each transfer between Investment Divisions or between an Investment Division and the Fixed Account to compensate us for the costs of processing these transfers. Transfers under one of our Automated Investment Strategies do not count as transfers for the purpose of assessing this charge.

ILLUSTRATION OF BENEFITS CHARGE

     We reserve the right to impose a charge for each illustration of Policy benefits that you request in excess of one per year. If imposed, this charge would compensate us for the cost of preparing and delivering the illustration to you.

MONTHLY DEDUCTION FROM CASH VALUE

     On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.

     -- If your Policy is protected against lapse by a Guaranteed Minimum Death Benefit, we make the Monthly Deduction each month regardless of the amount of your cash surrender value. If your cash surrender value is insufficient to pay the Monthly Deduction in any month, your Policy will not lapse, but the shortfall will, in effect, cause your cash surrender value to have a negative balance. (See "Lapse and Reinstatement.")

     -- If a Guaranteed Minimum Death Benefit is not in effect, and the cash surrender value is not large enough to cover the entire Monthly Deduction, we will make the deduction to the extent cash value is available, but the Policy will be in default, and it may lapse. (See "Lapse and Reinstatement.")

     There is no Monthly Deduction on or after the Policy anniversary when the insured attains age 121.

     The Monthly Deduction reduces the cash value in each Investment Division and in the Fixed Account in proportion to the cash value in each. However, you may request that we charge the Monthly Deduction to a specific Investment Division or to the Fixed Account. If, in any month, the designated account has insufficient cash value to cover the Monthly Deduction, we will first reduce the designated account cash value to zero and then charge the remaining Monthly Deduction to all Investment Divisions and, if applicable, the Fixed Account, in proportion to the cash value in each.

     The Monthly Deduction includes the following charges:

     POLICY CHARGE. The Policy Charge is equal to $15.00 per month in the first Policy year and $8.00 per month thereafter. The Policy Charge is $12 per month in the first Policy year and $9 per month thereafter for Policies issued with face amounts of less than $50,000. No Policy Charge applies to Policies issued with face amounts equal to or greater than $250,000. The Policy Charge compensates us for administrative costs such as record keeping, processing death benefit claims and policy changes, preparing and mailing reports, and overhead costs.

     COVERAGE EXPENSE CHARGE. We impose a monthly charge for the costs of underwriting, issuing (including sales commissions), and administering the Policy or the face amount increase. The monthly charge is imposed on the base Policy face amount and varies by the base Policy's face amount and duration, and by the insured's issue age, smoking status, risk class (at the time the Policy or a face amount increase is issued), and, except for unisex Policies, the insured's sex. Currently, we only impose the Coverage Expense Charge during the first eight Policy years, and during the first eight years following a requested face amount increase.

     MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month. The amount at risk is the amount by which the death benefit (generally discounted at the monthly equivalent of 3% per year) exceeds the Policy's cash value. The amount at risk is affected by investment performance, loans, premium payments, fees and charges, partial withdrawals and face amount reductions.

     The guaranteed cost of insurance rates for a Policy depend on the insured's

     --  smoking status

     --  risk class

     --  attained age

     --  sex (if the Policy is sex-based).

     The current cost of insurance rates will depend on the above factors, plus

     -- the insured's age at issue (and at the time of any face amount increase)

     --  the Policy year (and the year of any face amount increase)

     --  the Policy's face amount.

     We guarantee that the rates for underwritten Policies will not be higher than rates based on

     -- the 2001 Commissioners Standard Ordinary Mortality Tables (the "2001 CSO Tables") with smoker/nonsmoker modifications, for Policies issued on non-juvenile insureds (age 18 and above at issue), adjusted for substandard ratings or flat extras, if applicable

     -- the 2001 CSO Aggregate Tables (Nonsmoker Tables for attained age 16 and older), for Policies issued on juvenile insureds (below age 18 at issue).

     The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates, taxes and investment earnings. We review the adequacy of our cost of insurance rates and other non-guaranteed charges periodically and may adjust them. Any change will apply prospectively.

     The risk classes we use are

     -- for Policies issued on non-juvenile insureds: preferred smoker, standard smoker, rated smoker, elite nonsmoker, preferred nonsmoker, standard nonsmoker, and rated nonsmoker.

     -- for Policies issued on juvenile insureds: standard and rated (with our consent).

     Rated Policies have higher cost of insurance deductions. We base the guaranteed maximum mortality charges for substandard ratings on multiples of the 2001 CSO Tables.

     The following standard or better smoker and non-smoker classes are available for underwritten Policies:

     -- elite nonsmoker for Policies with face amounts of $250,000 or more where the issue age is 18 through 80;

     -- preferred smoker and preferred nonsmoker for Policies with face amounts of $100,000 or more where the issue age is 18 through 80;

     -- standard smoker and standard nonsmoker for Policies with face amounts of $50,000 or more ($25,000 for pension plans) where the issue age is 18 through 85.

     The elite nonsmoker class generally offers the best current cost of insurance rates, and the preferred classes generally offer better current cost of insurance rates than the standard classes.

     Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given risk class, cost of insurance rates are generally lower for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.

     We may offer Policies on a guaranteed issue basis to certain group or sponsored arrangements. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on minimal underwriting information, they may present a greater mortality cost to us than Policies issued in a standard class. Therefore, these Policies will be issued with a risk class of standard smoker or standard nonsmoker, but will be subject to an additional flat extra charge. However, the overall cost of insurance deduction for a Policy issued on a guaranteed issue basis will not exceed the maximum cost of insurance deduction imposed under fully underwritten Policies.

     CHARGES FOR ADDITIONAL BENEFITS. We charge for the cost of any additional rider benefits as described in the rider form.

     MORTALITY AND EXPENSE RISK CHARGE. We impose a monthly charge for our mortality and expense risks.

     The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated. The charge is imposed on the cash value in the Separate Account, but the rate we charge is determined by the cash value in the Separate Account and the Fixed Account. The rate is determined on each monthly anniversary and varies based on the Policy year and the Policy's net cash value in relation to the Policy's Target Premium. As shown in the table below, the rate declines as the Policy's net cash value and the Policy years increase. The charge is guaranteed not to exceed 0.80% in Policy years 1-10, 0.35% in Policy years 11-19, 0.20% in Policy years 20-29 and 0.05% thereafter.

----------------------------------------------------------------------------------
                                                                          CHARGE
                                                                         APPLIED
                                                                         TO CASH
                                                                         VALUE IN
                                                                         SEPARATE
     POLICY YEAR                       NET CASH VALUE                    ACCOUNT
----------------------------------------------------------------------------------
                                 less than 5 target premiums              0.60%
                             5 but less than 10 target premiums           0.55%
        1 - 10               10 but less than 20 target premiums          0.30%
                                 20 target premiums or more               0.15%

----------------------------------------------------------------------------------
                                 less than 5 target premiums              0.35%
                             5 but less than 10 target premiums           0.30%
       11 - 19               10 but less than 20 target premiums          0.15%
                                 20 target premiums or more               0.10%

----------------------------------------------------------------------------------
                                 less than 5 target premiums              0.20%
                             5 but less than 10 target premiums           0.15%
       20 - 29               10 but less than 20 target premiums          0.10%
                                 20 target premiums or more               0.05%

----------------------------------------------------------------------------------
         30+                                                              0.05%

----------------------------------------------------------------------------------




LOAN INTEREST SPREAD

     We charge you interest on a loan at a maximum effective rate of 4.0% per year in Policy years 1-10 and 3.0% per year thereafter, compounded daily. We also credit interest on the amount we take from the Policy's accounts as a result of the loan at a minimum annual effective rate of 3% per year, compounded daily. As a result, the loan interest spread will never be more than 1.00%.

CHARGES AGAINST THE PORTFOLIOS AND THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT

     CHARGES FOR INCOME TAXES. We currently do not charge the Separate Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "MetLife Investors USA's Income Taxes".)

     PORTFOLIO EXPENSES. There are daily charges against the Portfolio assets for investment advisory services and fund operating expenses. These are described in the Fee Table as well as in the attached Portfolio prospectuses.

                               TAX CONSIDERATIONS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

     IRS CIRCULAR 230 NOTICE: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policy Owner should seek tax advice based on the Policy Owner's particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard basis, there is additional uncertainty. Moreover, if you elect the Acceleration of Death Benefit Rider, the tax qualification consequences associated with continuing the Policy after a distribution is made under the rider are unclear. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

     In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

     In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements. If Portfolio shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax qualified status, there could be adverse consequences under the diversification rules.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these consequences.

     In the case of employer-owned life insurance as defined in Section 101(j), the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel. The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

     Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution or a deemed distribution. When distributions from a Policy occur, or when loans are taken from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract ("MEC").

     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a modified endowment contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

     If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules:

          (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

          (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

          (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

     If a Policy becomes a modified endowment contract, distributions will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the

Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

     Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first ten Policy years are less clear and a tax adviser should be consulted about such loans.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

     MULTIPLE POLICIES. All modified endowment contracts that are issued by MetLife Investors USA (or its affiliates) to the same Policy Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

     WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.


     LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.


     LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a purchase of the Policy.

     ACCELERATION OF DEATH BENEFIT RIDER. We believe that payments received under the Acceleration of Death Benefit Rider should be fully excludable from the gross income of the beneficiary except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

     OVERLOAN PROTECTION RIDER. If you are contemplating the purchase of the Policy with the Overloan Protection Rider, you should be aware that the tax consequences of the Overloan Protection Rider have not been ruled on by the IRS or the courts. It is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Rider causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Rider.

     ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

     Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

     Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.




     Under previous law, the estate tax applicable exclusion gradually rose to $3.5 million per person in 2009 and was repealed in 2010 with a modified carryover basis for heirs.



     The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the "2010 Act") has reinstated the estate and generation-skipping transfer taxes through the end of 2012 with lower top rates and larger exemptions.



     The 2010 Act raises the applicable exclusion amount to $5,000,000. The top tax rate is set at 35%. A special irrevocable election was provided for estates of decedents who died in 2010. These estates may generally choose between the reinstated estate tax and the carryover basis rules which were in effect in 2010.



     It is not known if Congress will make the temporary changes of the 2010 Act permanent, enact permanent repeal of the estate and the generation-skipping transfer taxes or otherwise modify the estate tax or generation-skipping transfer tax rules for years after 2012.



     The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.


     OTHER POLICY OWNER TAX MATTERS. The application of certain tax rules after age 100 is not entirely clear. The tax consequences of continuing the Policy beyond the insured's attained age 121 are also unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's attained age 121.

     If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

     Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

     Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

     Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

     GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution. If your split dollar plan provides deferred compensation, recently enacted rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences. Consult a tax adviser.

     In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

     Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

     ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

     FOREIGN TAX CREDITS. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions.

METLIFE INVESTORS USA'S INCOME TAXES

     Under current Federal income tax law, MetLife Investors USA is not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for Federal income taxes. We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.

     Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                          DISTRIBUTION OF THE POLICIES

     We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company ("Distributor"), for the distribution of the Policies. We and Distributor have entered into selling agreements with other affiliated and unaffiliated broker-dealers ("selling firms") for the sale of the Policies through their registered representatives. Our affiliated broker-dealers are MetLife Securities, Inc. ("MSI"), New England Securities Corporation

("NES"), Tower Square Securities, Inc. and Walnut Street Securities, Inc. Distributor, MSI, NES and our other affiliated selling firms are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.




COMMISSIONS AND OTHER CASH COMPENSATION



     All selling firms receive commissions. The portion of the commission payments that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. A selling firm or a sales representative of a selling firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another due to differing compensation rates.


     MSI and NES sales representatives receive cash payments for the products they sell and service based on a "gross dealer concession" model. The cash payment is equal to a percentage of the gross dealer concession amount described below. The percentage is determined based on a formula that takes into consideration the amount of proprietary products the sales representative sells and services. Proprietary products are products issued by us or an affiliate. Because sales of proprietary products are a factor in determining the percentage of the gross dealer concession amount to which MSI and NES sales representative are entitled, these sales representatives have an incentive to favor sale of the Policy over similar products issued by non-affiliates.

     In the first Policy year, the gross dealer concession amount for the Policies is 117% of premiums paid up to the Commissionable Target Premium, and 5% of premiums paid in excess of the Commissionable Target Premium. In Policy years 2 through 10, the gross dealer concession amount is 8.0% of all premiums paid, and in Policy years 11 and thereafter the gross dealer concession amount is 2.0% of all premiums. Commissionable Target Premium is generally the Target Premium as defined in the Glossary, excluding the portions associated with flat extras and certain riders, and is generally equal to or less than the Target Premium. Sales representatives of affiliated selling firms and their managers may be eligible for various cash benefits that we may provide jointly with affiliated selling firms. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of the Policy.



     Sales representatives of our affiliates and their Managers may also be eligible for cash compensation such as bonuses, equity awards (for example, stock options), training allowances, supplemental salary, payments based on a percentage of the Policy's cash value, financing arrangements, marketing support, medical and retirement benefits and other insurance and non-insurance benefits. The amount of this cash compensation is based primarily on the amount of proprietary products sold. Proprietary products are products issued by us and our affiliates. Sales representatives of certain affiliates must meet a minimum level of sales of proprietary products in order to maintain their agent status with the company and in order to be eligible for most of the cash compensation listed above. Managers may be eligible for additional cash compensation based on the performance (with emphasis on the sale of proprietary products) of the sales representatives that the Manager supervises. Managers may pay a portion of their cash compensation to their sales representatives.

     Receipt of the cash compensation described above may provide our sales representatives and their Managers, and the sales representatives and Managers of our affiliates, with an incentive to favor the sale of the Policies over similar products issued by non-affiliates.


     The maximum commissions paid for sale of the Policies through unaffiliated selling firms, and through our affiliated selling firms Walnut Street Securities, Inc. and Tower Square Securities, Inc. are as follows: 90% of premiums paid up to the Commissionable Target Premium, and 3.0% of premiums paid in excess of Commissionable Target premium in Policy year 1; 1.25% of all premiums paid in Policy years 2 through 10; and 0.25% of all premiums paid thereafter. In addition, commissions are payable based on the cash value of the Policies in the following amounts: 0.10% in Policy years 2 through 10; 0.08% in Policy years 11 through 20; and 0.06% thereafter. Commissionable Target Premium is generally the Target Premium as defined in the Glossary, excluding the portions associated with flat extras and certain riders, and is generally equal to or less than the Target Premium. We and/or Distributor may also make bonus payments to Selling firms. The maximum amount of these bonus payments are as follows: 30% of premiums paid up to the Commissionable Target Premium and 2.0% of premiums paid in excess of the Commissionable Target Premium in Policy year 1; and 0.25% of all premiums paid thereafter. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of the Policy.



NON-CASH COMPENSATION


     Sales representatives and their Managers (and the sales representatives and managers of our affiliates) are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.


OTHER PAYMENTS


     We and Distributor may enter into preferred distribution arrangements with selected selling firms under which we pay additional compensation, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms based on cumulative periodic (usually quarterly) sales of these variable insurance products. Introduction fees are payments to selling firms in connection with the addition of these variable products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer these products. Persistency payments are periodic payments based on account and/or cash values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in selling firms' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives.

     These preferred distribution arrangements are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. We and Distributor have entered into preferred distribution arrangements with our affiliated broker-dealers, Walnut Street Securities Inc. and Tower Square Securities, Inc., and with the unaffiliated selling firms listed in the Statement of Additional Information. We and Distributor may enter into similar arrangements with our other affiliates MetLife Securities, Inc. and New England Securities Corporation. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

     We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for Distributor's management team, advertising expenses, and other expenses of distributing the Policies. Distributor's management team may also be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and similar items.

     We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Bond Fund, the American Funds Global Small Capitalization Fund, the American Funds Growth Fund, and the American Funds Growth-Income Fund, for the services it provides in marketing the Funds' shares in connection with the Policies. Each of these Funds makes payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing their shares. The payments to Distributor currently equal 0.25% of Separate Account assets invested in the particular Portfolio. (See "Fee Tables--Annual Portfolio Operating Expenses" and the Portfolio prospectuses.)

     Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

     The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

                                LEGAL PROCEEDINGS

     In the ordinary course of business, MetLife Investors USA, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife Investors USA does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife Investors USA to meet its obligations under the Policies.

                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

     Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The financial statements and financial highlights comprising each of the Investment Divisions of MetLife Investors USA Variable Life Account A included in this Prospectus, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

     The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.

                              FINANCIAL STATEMENTS

     You may find the financial statements of MetLife Investors USA in the Statement of Additional Information. MetLife Investors USA's financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                    GLOSSARY

     AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

     ATTAINED AGE. The insured's issue age plus the number of completed Policy years.

     BASE POLICY.  The Policy without riders.

     CASH SURRENDER VALUE. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any Surrender Charge that would apply on surrender and by any outstanding Policy loan and accrued interest.

     CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Separate Account, the amount held in the Fixed Account and, if there is an outstanding Policy loan, the amount of its cash value held in the Loan Account.

     FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.

     INVESTMENT DIVISION. A sub-account of the Separate Account that invests in shares of an open-ended management investment company or other pools of investment assets.

     INVESTMENT START DATE. This is the later of the Policy Date and the date we first receive a premium payment for the Policy.

     ISSUE AGE. The age of the insured as of his or her birthday nearest to the Policy Date.

     LOAN ACCOUNT. The account to which cash value from the Separate and/or Fixed Accounts is transferred when a Policy loan is taken.

     NET CASH VALUE. The Policy's cash value less any outstanding loans and accrued loan interest.

     PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium consists of a first-year premium amount and an amount for premium payments in subsequent Policy years. It is subject to certain limits under the Policy.

     POLICY DATE. The date on which coverage under the Policy and Monthly Deductions begin. If you make a premium payment with the application, unless you request otherwise, the Policy Date is generally the date the Policy application is approved. If you choose to pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is generally the date on which we receive your initial payment.

     PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.

     SEPARATE ACCOUNT. MetLife Investors USA Variable Life Account A, a separate account established by MetLife Investors USA to receive and invest premiums paid under the Policies and certain other variable life insurance policies, and to provide variable benefits.

     TARGET PREMIUM. We use the Target Premium to determine the amount of Mortality and Expense Risk Charge imposed on the Separate Account and the amount of Sales Charge imposed on premium payments. The Target Premium varies by issue age, sex, smoking status and any flat extras and substandard rating of the insured, and the Policy's base face amount, with additional amounts for most riders.

     YOU.  "You" refers to the Policy Owner.

                                   APPENDIX A

             GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST

     In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than what is required by the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, or the "cash value accumulation test" under Section 7702(a)(1) of the Internal Revenue Code, as selected by you when the Policy is issued. The test you choose at issue will be used for the life of the Policy. (See "Death Benefits.")

     For the guideline premium test, the table below shows the percentage of the Policy's cash value that is used to determine the death benefit.


       AGE OF                                 AGE OF
INSURED AT START OF    PERCENTAGE OF     INSURED AT START     PERCENTAGE OF
  THE POLICY YEAR        CASH VALUE     OF THE POLICY YEAR      CASH VALUE
-------------------    -------------    ------------------    -------------
    0 through 40            250                 61                 128
         41                 243                 62                 126
         42                 236                 63                 124
         43                 229                 64                 122
         44                 222                 65                 120
         45                 215                 66                 119
         46                 209                 67                 118
         47                 203                 68                 117
         48                 197                 69                 116
         49                 191                 70                 115
         50                 185                 71                 113
         51                 178                 72                 111
         52                 171                 73                 109
         53                 164                 74                 107
         54                 157            75 through 90           105
         55                 150                 91                 104
         56                 146                 92                 103
         57                 142                 93                 102
         58                 138           94 through 121           101
         59                 134
         60                 130



     For the cash value accumulation test, sample net single premium factors for selected ages of male and female insureds, in a standard or better nonsmoker risk class, are listed below.

                                                                 NET SINGLE PREMIUM
                                                                       FACTOR
                                                                 ------------------
AGE                                                                MALE      FEMALE
---                                                              -------    -------
30............................................................   5.82979    6.59918
40............................................................   4.11359    4.63373
50............................................................   2.93292    3.28706
60............................................................   2.14246    2.40697
70............................................................   1.64028    1.82665
80............................................................   1.32530    1.44515
90............................................................   1.15724    1.22113
100...........................................................   1.08417    1.10646
120...........................................................   1.02597    1.02597

                                   APPENDIX B

                  ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES
                            AND CASH SURRENDER VALUES

     The tables in Appendix B illustrate the way the Policies work, based on assumptions about investment returns and the insured's characteristics. They show how the death benefit, cash surrender value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on a face amount of $350,000 for a male aged 35. The insured is assumed to be in the preferred nonsmoker risk class. The tables assume no rider benefits and assume that no allocations are made to the Fixed Account. Values are first given based on current Policy charges and then based on guaranteed Policy charges. (See "Charges.") Illustrations show the Option A death benefit.

     Policy values would be different (either higher or lower) from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6% or 10%, but: (i) the rates of return varied above and below these averages during the period, (ii) premiums were paid in other amounts or at other than annual intervals, or (iii) cash values were allocated differently among individual Investment Divisions with varying rates of return. They would also differ if a Policy loan or partial withdrawal were made during the period of time illustrated, if the insured were female or in another risk classification, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown, even if the average rate of return is achieved.


     The death benefits, cash surrender values and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge, premium tax and federal tax charge; and (ii) a Monthly Deduction (consisting of a Coverage Expense Charge, a Mortality and Expense Risk Charge, and a charge for the cost of insurance) from the cash value on the first day of each Policy month. The cash surrender values reflect a Surrender Charge deducted from the cash value upon surrender, face reduction or lapse during the first ten Policy years. (See "Charges.") The illustrations reflect an arithmetic average of the gross investment advisory fees and operating expenses of the Portfolios, at an annual rate of .70% of the average daily net assets of the Portfolios. This average does not reflect expense subsidies by the investment advisers of certain Portfolios.



     The gross rates of return used in the illustrations do not reflect the deductions of the fees and expenses of the Portfolios. Taking account of the average investment advisory fee and operating expenses of the Portfolios, the gross annual rates of return of 0%, 6% and 10% correspond to net investment experience at constant annual rates of -.70%, 5.26% and 9.23%, respectively.


     If you request, we will furnish a personalized illustration reflecting the proposed insured's age, sex, risk class, and the face amount or premium payment schedule requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ very substantially from those shown in the tables. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all the assumptions on which the personalized illustration is based. Where applicable, we will also furnish on request a personalized illustration for a Policy which is not affected by the sex of the insured. You should contact your registered representative to request a personalized illustration.

                                MALE ISSUE AGE 35
                            $1,890 ANNUAL PREMIUM FOR
                         PREFERRED NONSMOKER RISK CLASS
                              $350,000 FACE AMOUNT
                             OPTION A DEATH BENEFIT

              THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.



                     DEATH BENEFIT                     CASH SURRENDER VALUE                       CASH VALUE
                 ASSUMING HYPOTHETICAL                 ASSUMING HYPOTHETICAL                 ASSUMING HYPOTHETICAL
                     GROSS ANNUAL                          GROSS ANNUAL                          GROSS ANNUAL
END OF             RATE OF RETURN OF                     RATE OF RETURN OF                     RATE OF RETURN OF
POLICY       ----------------------------           ---------------------------           ---------------------------
 YEAR        0%          6%           10%           0%         6%           10%           0%         6%           10%
------       --          --           ---           --         --           ---           --         --           ---
   1      $350,000    $350,000    $   350,000    $     0    $      0    $         0    $ 1,005    $  1,086    $     1,141
   2       350,000     350,000        350,000          0           0              0      1,966       2,191          2,347
   3       350,000     350,000        350,000          0           0              0      2,883       3,315          3,624
   4       350,000     350,000        350,000          0         211            730      3,757       4,458          4,977
   5       350,000     350,000        350,000        988       2,022          2,814      4,582       5,616          6,408
   6       350,000     350,000        350,000      2,089       3,519          4,652      5,356       6,786          7,919
   7       350,000     350,000        350,000      3,137       5,027          6,576      6,078       7,967          9,516
   8       350,000     350,000        350,000      4,462       6,874          8,921      6,749       9,161         11,208
   9       350,000     350,000        350,000      6,915       9,936         12,585      8,058      11,079         13,729
  10       350,000     350,000        350,000      9,312      13,047         16,428      9,312      13,047         16,428
  15       350,000     350,000        350,000     15,202      24,343         33,993     15,202      24,343         33,993
  20       350,000     350,000        350,000     20,062      38,046         60,578     20,062      38,046         60,578
  25       350,000     350,000        350,000     23,173      54,252        100,670     23,173      54,252        100,670
  30       350,000     350,000        350,000     23,168      72,404        161,231     23,168      72,404        161,231
  35       350,000     350,000        350,000     18,002      91,519        254,463     18,002      91,519        254,463
  40       350,000     350,000        430,997      5,529     111,077        402,801      5,529     111,077        402,801
  45                   350,000        664,643                125,118        632,993                125,118        632,993
  50                   350,000      1,031,182                112,845        982,078                112,845        982,078
  55                   350,000      1,574,989                 12,232      1,499,990                 12,232      1,499,990
  60                                2,313,016                             2,290,115                             2,290,115
  65                                3,563,071                             3,527,793                             3,527,793
  70                                5,473,532                             5,419,339                             5,419,339
  75                                8,375,972                             8,293,042                             8,293,042
  80                               12,733,914                            12,607,835                            12,607,835
  85                               19,170,817                            18,981,007                            18,981,007
  86                               20,793,283                            20,587,409                            20,587,409




IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S INVESTMENT DIVISIONS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY METLIFE INVESTORS USA OR THE PORTFOLIOS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                MALE ISSUE AGE 35
                            $1,890 ANNUAL PREMIUM FOR
                         PREFERRED NONSMOKER RISK CLASS
                              $350,000 FACE AMOUNT
                             OPTION A DEATH BENEFIT

            THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.



                    DEATH BENEFIT                 CASH SURRENDER VALUE                 CASH VALUE
                ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL
                    GROSS ANNUAL                      GROSS ANNUAL                    GROSS ANNUAL
END OF            RATE OF RETURN OF                 RATE OF RETURN OF               RATE OF RETURN OF
POLICY       ----------------------- ---        ------------------------        ------------------------
 YEAR        0%          6%          10%        0%         6%        10%        0%         6%        10%
------       --          --          ---        --         --        ---        --         --        ---
   1      $350,000    $350,000    $350,000    $    0    $     0    $     0    $  697    $   768    $   816
   2       350,000     350,000     350,000         0          0          0     1,364      1,551      1,680
   3       350,000     350,000     350,000         0          0          0     2,004      2,350      2,599
   4       350,000     350,000     350,000         0          0          0     2,604      3,154      3,564
   5       350,000     350,000     350,000         0        373        988     3,169      3,967      4,581
   6       350,000     350,000     350,000       428      1,518      2,386     3,695      4,785      5,653
   7       350,000     350,000     350,000     1,233      2,657      3,833     4,174      5,598      6,774
   8       350,000     350,000     350,000     2,307      4,108      5,649     4,594      6,395      7,936
   9       350,000     350,000     350,000     3,807      6,027      7,994     4,951      7,170      9,137
  10       350,000     350,000     350,000     5,235      7,911     10,370     5,235      7,911     10,370
  15       350,000     350,000     350,000     5,674     11,244     17,461     5,674     11,244     17,461
  20       350,000     350,000     350,000     3,933     13,131     25,911     3,933     13,131     25,911
  25                   350,000     350,000               10,352     33,810               10,352     33,810
  30                               350,000                          37,648                          37,648
  35                               350,000                          29,168                          29,168
  40
  45
  50
  55
  60
  65
  70
  75
  80
  85
  86




IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S INVESTMENT DIVISIONS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY METLIFE INVESTORS USA OR THE PORTFOLIOS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

     Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information, which is available online at our website www.metlife.com. You may also obtain a copy of the Statement of Additional Information, without charge, by calling our TeleService Center at 1-800-638-5000. You may also obtain, without charge, a personalized illustration of death benefits, cash surrender values and cash values by calling your registered representative.

     For Investment Division transfers and premium reallocations, for current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call us at 1-800-638-5000.

     This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

     Information about the Policy and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 100 F Street, NE, Washington, DC 20549-0102.

File No. 811-21851

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
MetLife Investors USA Variable Life Account A and Board of Directors of
MetLife Investors USA Insurance Company

We have audited the accompanying statements of assets and liabilities of MetLife Investors USA Variable Life Account A (the "Separate Account") of MetLife Investors USA Insurance Company (the "Company") comprising each of the individual Investment Divisions listed in Note 2 as of December 31, 2010, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights in Note 8 for the respective stated periods in the three years then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2010, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Investment Divisions constituting the Separate Account of the Company as of December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods in the three years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 31, 2011

                     This page is intentionally left blank.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2010

                                                MIST                MIST                MIST
                                      AMERICAN FUNDS      AMERICAN FUNDS      AMERICAN FUNDS      MIST BLACKROCK
                                 BALANCED ALLOCATION   GROWTH ALLOCATION MODERATE ALLOCATION      LARGE CAP CORE
                                 INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                 ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value              $ 1,061,994         $ 4,399,533         $ 1,349,423           $ 456,396
  Due from MetLife Investors USA
     Insurance Company                            --                  --                  --                  --
                                 ------------------- ------------------- ------------------- -------------------
       Total Assets                        1,061,994           4,399,533           1,349,423             456,396
                                 ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to MetLife Investors USA
     Insurance Company                            14                   4                   1                   2
                                 ------------------- ------------------- ------------------- -------------------
       Total Liabilities                          14                   4                   1                   2
                                 ------------------- ------------------- ------------------- -------------------
NET ASSETS                               $ 1,061,980         $ 4,399,529         $ 1,349,422           $ 456,394
                                 =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

                                        MIST CLARION    MIST SSGA GROWTH           MIST SSGA         MIST DREMAN
                                  GLOBAL REAL ESTATE      AND INCOME ETF          GROWTH ETF     SMALL CAP VALUE
                                 INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                 ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value              $ 2,173,008         $ 1,631,925         $ 1,902,103           $ 372,193
  Due from MetLife Investors USA
     Insurance Company                            --                  --                  --                  --
                                 ------------------- ------------------- ------------------- -------------------
       Total Assets                        2,173,008           1,631,925           1,902,103             372,193
                                 ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to MetLife Investors USA
     Insurance Company                             2                   2                   1                   3
                                 ------------------- ------------------- ------------------- -------------------
       Total Liabilities                           2                   2                   1                   3
                                 ------------------- ------------------- ------------------- -------------------
NET ASSETS                               $ 2,173,006         $ 1,631,923         $ 1,902,102           $ 372,190
                                 =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

               MIST                                             MIST LEGG MASON
     HARRIS OAKMARK                                    MIST         CLEARBRIDGE     MIST LEGG MASON    MIST LORD ABBETT
      INTERNATIONAL    MIST JANUS FORTY      LAZARD MID CAP   AGGRESSIVE GROWTH        VALUE EQUITY      BOND DEBENTURE
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        $ 3,620,531         $ 4,408,860           $ 541,592           $ 386,895           $ 402,909         $ 1,474,011
                 --                  --                  --                  --                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          3,620,531           4,408,860             541,592             386,895             402,909           1,474,011
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  2                   1                   1                   3                   2                   2
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  2                   1                   1                   3                   2                   2
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        $ 3,620,529         $ 4,408,859           $ 541,591           $ 386,892           $ 402,907         $ 1,474,009
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

                                                                                               MIST MET/FRANKLIN
                                        MIST INVESCO                MIST   MIST MET/FRANKLIN  TEMPLETON FOUNDING
                                    SMALL CAP GROWTH MET/FRANKLIN INCOME       MUTUAL SHARES            STRATEGY
                                 INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                 ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value                $ 528,468           $ 736,314         $ 1,319,623         $ 1,277,100
  Due from MetLife Investors USA
     Insurance Company                            --                  --                  --                   7
                                 ------------------- ------------------- ------------------- -------------------
       Total Assets                          528,468             736,314           1,319,623           1,277,107
                                 ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to MetLife Investors USA
     Insurance Company                             2                   4                  22                  --
                                 ------------------- ------------------- ------------------- -------------------
       Total Liabilities                           2                   4                  22                  --
                                 ------------------- ------------------- ------------------- -------------------
NET ASSETS                                 $ 528,466           $ 736,310         $ 1,319,601         $ 1,277,107
                                 =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

               MIST                MIST                                     MIST
      MET/TEMPLETON        MFS RESEARCH     MIST OPPENHEIMER     PIMCO INFLATION          MIST PIMCO            MIST RCM
             GROWTH       INTERNATIONAL CAPITAL APPRECIATION      PROTECTED BOND        TOTAL RETURN          TECHNOLOGY
INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
          $ 856,991         $ 2,567,537            $ 328,343         $ 2,441,796         $ 5,472,627         $ 1,016,981
                 --                  --                   --                  --                  --                  --
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
            856,991           2,567,537              328,343           2,441,796           5,472,627           1,016,981
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
                  2                   3                    2                  72                  74                   2
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
                  2                   3                    2                  72                  74                   2
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
          $ 856,989         $ 2,567,534            $ 328,341         $ 2,441,724         $ 5,472,553         $ 1,016,979
=================== =================== ==================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

                                                                    MIST
                                  MIST T. ROWE PRICE      MORGAN STANLEY       MSF BLACKROCK       MSF BLACKROCK
                                      MID CAP GROWTH      MID CAP GROWTH   AGGRESSIVE GROWTH         BOND INCOME
                                 INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                 ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value              $ 1,648,075           $ 971,838         $ 1,151,959         $ 1,002,160
  Due from MetLife Investors USA
     Insurance Company                            --                  --                  --                  --
                                 ------------------- ------------------- ------------------- -------------------
       Total Assets                        1,648,075             971,838           1,151,959           1,002,160
                                 ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to MetLife Investors USA
     Insurance Company                             3               2,210                   1                   1
                                 ------------------- ------------------- ------------------- -------------------
       Total Liabilities                           3               2,210                   1                   1
                                 ------------------- ------------------- ------------------- -------------------
NET ASSETS                               $ 1,648,072           $ 969,628         $ 1,151,958         $ 1,002,159
                                 =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                                                 MSF
      MSF BLACKROCK       MSF BLACKROCK    BLACKROCK LEGACY       MSF NEUBERGER           MSF DAVIS              MSF FI
        DIVERSIFIED     LARGE CAP VALUE    LARGE CAP GROWTH      BERMAN GENESIS       VENTURE VALUE       VALUE LEADERS
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          $ 558,969         $ 2,237,331           $ 517,593           $ 849,112         $ 4,786,081           $ 276,170
                 --                  --                  --                  --                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
            558,969           2,237,331             517,593             849,112           4,786,081             276,170
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  1                   2                   3                   2                   3                   2
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  1                   2                   3                   2                   3                   2
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          $ 558,968         $ 2,237,329           $ 517,590           $ 849,110         $ 4,786,078           $ 276,168
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

                                   MSF LOOMIS SAYLES     MSF MET/ARTISAN                               MSF ARTIO
                                    SMALL CAP GROWTH       MID CAP VALUE MSF JENNISON GROWTH INTERNATIONAL STOCK
                                 INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                 ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value                $ 463,073           $ 822,824           $ 208,299           $ 838,294
  Due from MetLife Investors USA
     Insurance Company                            --                  --                  --                  --
                                 ------------------- ------------------- ------------------- -------------------
       Total Assets                          463,073             822,824             208,299             838,294
                                 ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to MetLife Investors USA
     Insurance Company                            --                  --                   1                   1
                                 ------------------- ------------------- ------------------- -------------------
       Total Liabilities                          --                  --                   1                   1
                                 ------------------- ------------------- ------------------- -------------------
NET ASSETS                                 $ 463,073           $ 822,824           $ 208,298           $ 838,293
                                 =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

MSF BARCLAYS CAPITAL   MSF LOOMIS SAYLES         MSF METLIFE         MSF METLIFE             MSF MFS
AGGREGATE BOND INDEX      SMALL CAP CORE MID CAP STOCK INDEX         STOCK INDEX        TOTAL RETURN       MSF MFS VALUE
 INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
-------------------- ------------------- ------------------- ------------------- ------------------- -------------------
         $ 4,150,155         $ 1,456,783         $ 1,989,875         $ 9,970,767           $ 835,877           $ 407,731
                  --                  --                  --                  --                  --                  --
-------------------- ------------------- ------------------- ------------------- ------------------- -------------------
           4,150,155           1,456,783           1,989,875           9,970,767             835,877             407,731
-------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                   3                   1                   8                   5                   2                   2
-------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                   3                   1                   8                   5                   2                   2
-------------------- ------------------- ------------------- ------------------- ------------------- -------------------
         $ 4,150,152         $ 1,456,782         $ 1,989,867         $ 9,970,762           $ 835,875           $ 407,729
==================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

                                                 MSF                 MSF
                                      MORGAN STANLEY    NEUBERGER BERMAN     MSF OPPENHEIMER                 MSF
                                          EAFE INDEX       MID CAP VALUE       GLOBAL EQUITY  RUSSELL 2000 INDEX
                                 INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                 ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value              $ 3,371,539         $ 2,168,023         $ 1,552,923         $ 1,686,131
  Due from MetLife Investors USA
     Insurance Company                            --                   1                  --                  --
                                 ------------------- ------------------- ------------------- -------------------
       Total Assets                        3,371,539           2,168,024           1,552,923           1,686,131
                                 ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to MetLife Investors USA
     Insurance Company                             1                  --                   2                   1
                                 ------------------- ------------------- ------------------- -------------------
       Total Liabilities                           1                  --                   2                   1
                                 ------------------- ------------------- ------------------- -------------------
NET ASSETS                               $ 3,371,538         $ 2,168,024         $ 1,552,921         $ 1,686,130
                                 =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                                           MSF WESTERN ASSET   MSF WESTERN ASSET         MSF METLIFE         MSF METLIFE
  MSF T. ROWE PRICE   MSF T. ROWE PRICE MANAGEMENT STRATEGIC          MANAGEMENT        CONSERVATIVE     CONSERVATIVE TO
   LARGE CAP GROWTH    SMALL CAP GROWTH   BOND OPPORTUNITIES     U.S. GOVERNMENT          ALLOCATION MODERATE ALLOCATION
INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
          $ 535,751           $ 754,121            $ 838,386         $ 1,153,048         $ 1,295,628         $ 5,356,767
                 --                  --                   --                  --                  --                  --
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
            535,751             754,121              838,386           1,153,048           1,295,628           5,356,767
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
                  2                   2                    2                   2                   3                   2
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
                  2                   2                    2                   2                   3                   2
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
          $ 535,749           $ 754,119            $ 838,384         $ 1,153,046         $ 1,295,625         $ 5,356,765
=================== =================== ==================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
DECEMBER 31, 2010

                                                               MSF METLIFE
                                         MSF METLIFE           MODERATE TO           MSF METLIFE      AMERICAN FUNDS
                                 MODERATE ALLOCATION AGGRESSIVE ALLOCATION AGGRESSIVE ALLOCATION                BOND
                                 INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION INVESTMENT DIVISION
                                 ------------------- --------------------- --------------------- -------------------
ASSETS:
  Investments at fair value             $ 10,787,268          $ 23,798,026           $ 5,983,839         $ 1,651,939
  Due from MetLife Investors USA
     Insurance Company                            --                    --                    --                  --
                                 ------------------- --------------------- --------------------- -------------------
       Total Assets                       10,787,268            23,798,026             5,983,839           1,651,939
                                 ------------------- --------------------- --------------------- -------------------
LIABILITIES:
  Due to MetLife Investors USA
     Insurance Company                             1                     5                     5                   2
                                 ------------------- --------------------- --------------------- -------------------
       Total Liabilities                           1                     5                     5                   2
                                 ------------------- --------------------- --------------------- -------------------
NET ASSETS                              $ 10,787,267          $ 23,798,021           $ 5,983,834         $ 1,651,937
                                 =================== ===================== ===================== ===================

The accompanying notes are an integral part of these financial statements.

     AMERICAN FUNDS
       GLOBAL SMALL      AMERICAN FUNDS      AMERICAN FUNDS
     CAPITALIZATION              GROWTH       GROWTH-INCOME
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- -------------------
        $ 5,103,448        $ 10,241,747         $ 5,988,290
                 --                  --                  --
------------------- ------------------- -------------------
          5,103,448          10,241,747           5,988,290
------------------- ------------------- -------------------
                  4                  --                   2
------------------- ------------------- -------------------
                  4                  --                   2
------------------- ------------------- -------------------
        $ 5,103,444        $ 10,241,747         $ 5,988,288
=================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010

                                                        MIST                MIST                MIST
                                              AMERICAN FUNDS      AMERICAN FUNDS      AMERICAN FUNDS      MIST BLACKROCK
                                         BALANCED ALLOCATION   GROWTH ALLOCATION MODERATE ALLOCATION      LARGE CAP CORE
                                         INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                         ------------------- ------------------- ------------------- -------------------
INVESTMENT INCOME:
     Dividends                                       $ 7,058            $ 32,060            $ 12,518             $ 4,100
                                         ------------------- ------------------- ------------------- -------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                         262                  --                  --                  --
     Realized gains (losses) on sale of
        investments                                    6,284              22,029               6,307               6,479
                                         ------------------- ------------------- ------------------- -------------------
           Net realized gains (losses)                 6,546              22,029               6,307               6,479
                                         ------------------- ------------------- ------------------- -------------------
     Change in unrealized gains (losses)
        on investments                                82,402             432,995              82,692              38,134
                                         ------------------- ------------------- ------------------- -------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                   88,948             455,024              88,999              44,613
                                         ------------------- ------------------- ------------------- -------------------
     Net increase (decrease)
        in net assets                               $ 96,006           $ 487,084           $ 101,517            $ 48,713
                                         =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                                                                                               MIST
       MIST CLARION    MIST SSGA GROWTH           MIST SSGA         MIST DREMAN      HARRIS OAKMARK
 GLOBAL REAL ESTATE      AND INCOME ETF          GROWTH ETF     SMALL CAP VALUE       INTERNATIONAL    MIST JANUS FORTY
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          $ 109,654            $ 12,623            $ 11,756             $ 1,673            $ 42,395            $ 48,377
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 --                  41                  --                  --                  --                  --
              9,618               4,001              14,227               6,173              21,431              23,812
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
              9,618               4,042              14,227               6,173              21,431              23,812
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
            137,101             129,155             200,452              44,247             357,330             307,469
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
            146,719             133,197             214,679              50,420             378,761             331,281
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          $ 256,373           $ 145,820           $ 226,435            $ 52,093           $ 421,156           $ 379,658
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

                                                                               MIST
                                                MIST         LEGG MASON CLEARBRIDGE     MIST LEGG MASON    MIST LORD ABBETT
                                              LAZARD MID CAP      AGGRESSIVE GROWTH        VALUE EQUITY      BOND DEBENTURE
                                         INVESTMENT DIVISION    INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                         ------------------- ---------------------- ------------------- -------------------
INVESTMENT INCOME:
     Dividends                                       $ 4,515                  $ 156             $ 5,426            $ 62,876
                                         ------------------- ---------------------- ------------------- -------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                          --                     --                  --                  --
     Realized gains (losses) on sale of
        investments                                   10,389                  2,060                 744               8,873
                                         ------------------- ---------------------- ------------------- -------------------
           Net realized gains (losses)                10,389                  2,060                 744               8,873
                                         ------------------- ---------------------- ------------------- -------------------
     Change in unrealized gains (losses)
        on investments                                78,425                 63,070              28,375              67,975
                                         ------------------- ---------------------- ------------------- -------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                   88,814                 65,130              29,119              76,848
                                         ------------------- ---------------------- ------------------- -------------------
     Net increase (decrease)
        in net assets                               $ 93,329               $ 65,286            $ 34,545           $ 139,724
                                         =================== ====================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                                                              MIST MET/FRANKLIN                MIST                MIST
       MIST INVESCO                MIST   MIST MET/FRANKLIN  TEMPLETON FOUNDING       MET/TEMPLETON        MFS RESEARCH
   SMALL CAP GROWTH MET/FRANKLIN INCOME       MUTUAL SHARES            STRATEGY              GROWTH       INTERNATIONAL
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
               $ --            $ 21,552                $ --                $ --             $ 7,370            $ 32,893
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 --               2,901              11,781                   3                  --                  --
              1,979              21,755               6,063               6,738               5,111              13,772
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
              1,979              24,656              17,844               6,741               5,111              13,772
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
             72,339              22,849              99,414             106,799              54,890             214,209
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
             74,318              47,505             117,258             113,540              60,001             227,981
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
           $ 74,318            $ 69,057           $ 117,258           $ 113,540            $ 67,371           $ 260,874
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

                                                                             MIST
                                             MIST OPPENHEIMER     PIMCO INFLATION          MIST PIMCO            MIST RCM
                                         CAPITAL APPRECIATION      PROTECTED BOND        TOTAL RETURN          TECHNOLOGY
                                          INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                         -------------------- ------------------- ------------------- -------------------
INVESTMENT INCOME:
     Dividends                                        $ 1,326            $ 42,789           $ 124,117                $ --
                                         -------------------- ------------------- ------------------- -------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                           --              44,748              17,925                  --
     Realized gains (losses) on sale of
        investments                                     2,358              13,762              13,095              23,501
                                         -------------------- ------------------- ------------------- -------------------
           Net realized gains (losses)                  2,358              58,510              31,020              23,501
                                         -------------------- ------------------- ------------------- -------------------
     Change in unrealized gains (losses)
        on investments                                 26,794              33,156             108,009             183,370
                                         -------------------- ------------------- ------------------- -------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                    29,152              91,666             139,029             206,871
                                         -------------------- ------------------- ------------------- -------------------
     Net increase (decrease)
        in net assets                                $ 30,478           $ 134,455           $ 263,146           $ 206,871
                                         ==================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                                   MIST
 MIST T. ROWE PRICE      MORGAN STANLEY       MSF BLACKROCK       MSF BLACKROCK       MSF BLACKROCK       MSF BLACKROCK
     MID CAP GROWTH      MID CAP GROWTH   AGGRESSIVE GROWTH         BOND INCOME         DIVERSIFIED     LARGE CAP VALUE
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
               $ --               $ 560               $ 449            $ 27,424             $ 7,646            $ 15,263
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 --                  --                  --                  --                  --                  --
             46,143               3,268              13,597               3,289               2,932               8,710
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
             46,143               3,268              13,597               3,289               2,932               8,710
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
            280,633             172,645             134,440              23,262              33,611             175,864
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
            326,776             175,913             148,037              26,551              36,543             184,574
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          $ 326,776           $ 176,473           $ 148,486            $ 53,975            $ 44,189           $ 199,837
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

                                                         MSF                 MSF
                                            BLACKROCK LEGACY    NEUBERGER BERMAN           MSF DAVIS              MSF FI
                                            LARGE CAP GROWTH             GENESIS       VENTURE VALUE       VALUE LEADERS
                                         INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                         ------------------- ------------------- ------------------- ----------------------
INVESTMENT INCOME:
     Dividends                                         $ 776             $ 2,537            $ 33,025             $ 2,750
                                         ------------------- ------------------- ------------------- ----------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                          --                  --                  --                  --
     Realized gains (losses) on sale of
        investments                                   12,278              11,140              15,818             115,566
                                         ------------------- ------------------- ------------------- ----------------------
           Net realized gains (losses)                12,278              11,140              15,818             115,566
                                         ------------------- ------------------- ------------------- ----------------------
     Change in unrealized gains (losses)
        on investments                                71,007             141,242             446,811             (41,409)
                                         ------------------- ------------------- ------------------- ----------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                   83,285             152,382             462,629              74,157
                                         ------------------- ------------------- ------------------- ----------------------
     Net increase (decrease)
        in net assets                               $ 84,061           $ 154,919           $ 495,654            $ 76,907
                                         =================== =================== =================== ======================

The accompanying notes are an integral part of these financial statements.

  MSF LOOMIS SAYLES     MSF MET/ARTISAN                               MSF ARTIO MSF BARCLAYS CAPITAL   MSF LOOMIS SAYLES
   SMALL CAP GROWTH       MID CAP VALUE MSF JENNISON GROWTH INTERNATIONAL STOCK AGGREGATE BOND INDEX      SMALL CAP CORE
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- -------------------- -------------------
               $ --             $ 3,755               $ 697             $ 8,764            $ 109,904               $ 899
------------------- ------------------- ------------------- ------------------- -------------------- -------------------
                 --                  --                  --                  --                   --                  --
              2,159              20,926               5,469               2,083               10,292              23,491
------------------- ------------------- ------------------- ------------------- -------------------- -------------------
              2,159              20,926               5,469               2,083               10,292              23,491
------------------- ------------------- ------------------- ------------------- -------------------- -------------------
             75,305              85,628              16,557              50,442               43,751             262,849
------------------- ------------------- ------------------- ------------------- -------------------- -------------------
             77,464             106,554              22,026              52,525               54,043             286,340
------------------- ------------------- ------------------- ------------------- -------------------- -------------------
           $ 77,464           $ 110,309            $ 22,723            $ 61,289            $ 163,947           $ 287,239
=================== =================== =================== =================== ==================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

                                                 MSF METLIFE         MSF METLIFE             MSF MFS
                                         MID CAP STOCK INDEX         STOCK INDEX        TOTAL RETURN       MSF MFS VALUE
                                         INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                         ------------------- ------------------- ------------------- -------------------
INVESTMENT INCOME:
     Dividends                                      $ 12,745           $ 115,505            $ 15,365             $ 4,168
                                         ------------------- ------------------- ------------------- -------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                       1,606                  --                  --                  --
     Realized gains (losses) on sale of
        investments                                   29,289              75,000               2,282               4,966
                                         ------------------- ------------------- ------------------- -------------------
           Net realized gains (losses)                30,895              75,000               2,282               4,966
                                         ------------------- ------------------- ------------------- -------------------
     Change in unrealized gains (losses)
        on investments                               331,762           1,030,287              42,200              30,194
                                         ------------------- ------------------- ------------------- -------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                  362,657           1,105,287              44,482              35,160
                                         ------------------- ------------------- ------------------- -------------------
     Net increase (decrease)
        in net assets                              $ 375,402         $ 1,220,792            $ 59,847            $ 39,328
                                         =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                MSF                 MSF
     MORGAN STANLEY    NEUBERGER BERMAN     MSF OPPENHEIMER                 MSF   MSF T. ROWE PRICE   MSF T. ROWE PRICE
         EAFE INDEX       MID CAP VALUE       GLOBAL EQUITY  RUSSELL 2000 INDEX    LARGE CAP GROWTH    SMALL CAP GROWTH
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
           $ 61,204            $ 11,182            $ 14,440            $ 12,273               $ 911                $ --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 --                  --                  --                  --                  --                  --
             19,393              47,640              19,806              56,964              12,466              22,562
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
             19,393              47,640              19,806              56,964              12,466              22,562
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
            213,063             344,272             158,139             270,653              64,085             145,487
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
            232,456             391,912             177,945             327,617              76,551             168,049
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          $ 293,660           $ 403,094           $ 192,385           $ 339,890            $ 77,462           $ 168,049
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

                                            MSF WESTERN ASSET   MSF WESTERN ASSET         MSF METLIFE         MSF METLIFE
                                         MANAGEMENT STRATEGIC          MANAGEMENT        CONSERVATIVE     CONSERVATIVE TO
                                           BOND OPPORTUNITIES     U.S. GOVERNMENT          ALLOCATION MODERATE ALLOCATION
                                          INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                         -------------------- ------------------- ------------------- -------------------
INVESTMENT INCOME:
     Dividends                                       $ 29,574            $ 23,265            $ 23,276           $ 174,627
                                         -------------------- ------------------- ------------------- -------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                           --               2,453                  --                  --
     Realized gains (losses) on sale of
        investments                                     2,853               1,649              22,233              23,983
                                         -------------------- ------------------- ------------------- -------------------
           Net realized gains (losses)                  2,853               4,102              22,233              23,983
                                         -------------------- ------------------- ------------------- -------------------
     Change in unrealized gains (losses)
        on investments                                 30,519              20,038              34,349             351,728
                                         -------------------- ------------------- ------------------- -------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                    33,372              24,140              56,582             375,711
                                         -------------------- ------------------- ------------------- -------------------
     Net increase (decrease)
        in net assets                                $ 62,946            $ 47,405            $ 79,858           $ 550,338
                                         ==================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                              MSF METLIFE                                                AMERICAN FUNDS
        MSF METLIFE           MODERATE TO           MSF METLIFE      AMERICAN FUNDS        GLOBAL SMALL      AMERICAN FUNDS
MODERATE ALLOCATION AGGRESSIVE ALLOCATION AGGRESSIVE ALLOCATION                BOND      CAPITALIZATION              GROWTH
INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- --------------------- --------------------- ------------------- ------------------- -------------------
          $ 183,065             $ 379,278              $ 47,194            $ 48,014            $ 65,686            $ 63,319
------------------- --------------------- --------------------- ------------------- ------------------- -------------------
                 --                    --                    --                  --                  --                  --
             12,503               114,700                27,752              34,627              61,333              33,032
------------------- --------------------- --------------------- ------------------- ------------------- -------------------
             12,503               114,700                27,752              34,627              61,333              33,032
------------------- --------------------- --------------------- ------------------- ------------------- -------------------
            887,147             2,337,910               696,290               6,372             701,675           1,408,244
------------------- --------------------- --------------------- ------------------- ------------------- -------------------
            899,650             2,452,610               724,042              40,999             763,008           1,441,276
------------------- --------------------- --------------------- ------------------- ------------------- -------------------
        $ 1,082,715           $ 2,831,888             $ 771,236            $ 89,013           $ 828,694         $ 1,504,595
=================== ===================== ===================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONCLUDED)
FOR THE YEAR ENDED DECEMBER 31, 2010

                                                                              AMERICAN FUNDS
                                                                               GROWTH-INCOME
                                                                         INVESTMENT DIVISION
                                                                         -------------------
INVESTMENT INCOME:
     Dividends                                                                      $ 78,227
                                                                         -------------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                                          --
     Realized gains (losses) on sale of investments                                   17,518
                                                                         -------------------
           Net realized gains (losses)                                                17,518
                                                                         -------------------
     Change in unrealized gains (losses) on investments                              480,311
                                                                         -------------------
     Net realized and change in unrealized gains (losses) on investments             497,829
                                                                         -------------------
     Net increase (decrease) in net assets                                         $ 576,056
                                                                         ===================

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                         MIST AMERICAN FUNDS           MIST AMERICAN FUNDS         MIST AMERICAN FUNDS
                                         BALANCED ALLOCATION             GROWTH ALLOCATION         MODERATE ALLOCATION
                                         INVESTMENT DIVISION           INVESTMENT DIVISION         INVESTMENT DIVISION
                                    --------------------------- ----------------------------- ---------------------------
                                           2010         2009           2010           2009           2010         2009
                                    -------------- ------------ -------------- -------------- -------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Investment income                     $ 7,058         $ --       $ 32,060           $ --       $ 12,518         $ --
  Net realized gains (losses)             6,546       (4,174)        22,029          5,392          6,307        6,786
  Change in unrealized gains
     (losses) on investments             82,402       67,226        432,995        461,527         82,692       75,525
                                    -------------- ------------ -------------- -------------- -------------- ------------
     Net increase (decrease)
       in net assets resulting
       from operations                   96,006       63,052        487,084        466,919        101,517       82,311
                                    -------------- ------------ -------------- -------------- -------------- ------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                 305,670      154,093      1,578,461      1,090,488        636,302      384,897
  Net transfers (including
     fixed account)                     393,724      113,731        593,281        362,225        264,790      118,829
  Policy charges                       (105,509)     (52,852)      (492,802)      (300,718)      (182,802)     (93,780)
  Transfers for policy benefits
     and terminations                   (21,183)      (2,213)       (80,032)       (26,775)       (41,879)      (7,827)
                                    -------------- ------------ -------------- -------------- -------------- ------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions              572,702      212,759      1,598,908      1,125,220        676,411      402,119
                                    -------------- ------------ -------------- -------------- -------------- ------------
     Net increase (decrease)
       in net assets                    668,708      275,811      2,085,992      1,592,139        777,928      484,430
NET ASSETS:
  Beginning of year                     393,272      117,461      2,313,537        721,398        571,494       87,064
                                    -------------- ------------ -------------- -------------- -------------- ------------
  End of year                       $ 1,061,980    $ 393,272    $ 4,399,529    $ 2,313,537    $ 1,349,422    $ 571,494
                                    ============== ============ ============== ============== ============== ============

The accompanying notes are an integral part of these financial statements.

                                                                          MIST SSGA GROWTH AND
MIST BLACKROCK LARGE CAP CORE    MIST CLARION GLOBAL REAL ESTATE            INCOME ETF                MIST SSGA GROWTH ETF
          INVESTMENT DIVISION                INVESTMENT DIVISION           INVESTMENT DIVISION         INVESTMENT DIVISION
-------------------------------- ---------------------------------- ----------------------------- ---------------------------
     2010                2009           2010                2009           2010           2009           2010         2009
------------ ------------------- -------------- ------------------- -------------- -------------- -------------- ------------
  $ 4,100             $ 2,122      $ 109,654            $ 16,052       $ 12,623        $ 1,038       $ 11,756      $ 1,767
    6,479               1,494          9,618               5,673          4,042            935         14,227         (459)
   38,134              38,453        137,101             226,122        129,155         21,622        200,452       30,886
------------ ------------------- -------------- ------------------- -------------- -------------- -------------- ------------
   48,713              42,069        256,373             247,847        145,820         23,595        226,435       32,194
------------ ------------------- -------------- ------------------- -------------- -------------- -------------- ------------
  202,975             172,548        905,150             482,705        846,122        199,531        899,628      284,793
   12,472              12,596        189,977             234,757        377,651        223,495        538,663      186,109
  (56,545)            (38,567)      (218,070)           (116,481)      (159,769)       (32,032)      (227,834)     (43,290)
  (13,777)             (4,654)       (50,003)            (12,005)       (10,793)          (905)       (21,547)           3
------------ ------------------- -------------- ------------------- -------------- -------------- -------------- ------------
  145,125             141,923        827,054             588,976      1,053,211        390,089      1,188,910      427,615
------------ ------------------- -------------- ------------------- -------------- -------------- -------------- ------------
  193,838             183,992      1,083,427             836,823      1,199,031        413,684      1,415,345      459,809
  262,556              78,564      1,089,579             252,756        432,892         19,207        486,757       26,947
------------ ------------------- -------------- ------------------- -------------- -------------- -------------- ------------
$ 456,394           $ 262,556    $ 2,173,006         $ 1,089,579    $ 1,631,923      $ 432,892    $ 1,902,102    $ 486,757
============ =================== ============== =================== ============== ============== ============== ============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                                                                  MIST HARRIS
                                    MIST DREMAN SMALL CAP VALUE         OAKMARK INTERNATIONAL              MIST JANUS FORTY
                                            INVESTMENT DIVISION           INVESTMENT DIVISION           INVESTMENT DIVISION
                                    ------------------------------ ----------------------------- -----------------------------
                                         2010              2009           2010           2009           2010           2009
                                    ------------ ----------------- -------------- -------------- -------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Investment income                   $ 1,673             $ 664       $ 42,395       $ 59,370       $ 48,377           $ --
  Net realized gains (losses)           6,173             1,484         21,431           (998)        23,812          5,429
  Change in unrealized gains
     (losses) on investments           44,247            27,214        357,330        343,939        307,469        465,251
                                    ------------ ----------------- -------------- -------------- -------------- --------------
     Net increase (decrease)
       in net assets resulting
       from operations                 52,093            29,362        421,156        402,311        379,658        470,680
                                    ------------ ----------------- -------------- -------------- -------------- --------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                77,707            39,777        980,757        476,291      1,674,093      1,104,629
  Net transfers (including
     fixed account)                   123,238            50,745        906,180        475,523        706,610        448,337
  Policy charges                      (21,100)           (9,202)      (272,387)      (115,269)      (515,053)      (292,039)
  Transfers for policy benefits
     and terminations                      --              (944)       (31,481)       (20,262)      (108,463)       (34,029)
                                    ------------ ----------------- -------------- -------------- -------------- --------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions            179,845            80,376      1,583,069        816,283      1,757,187      1,226,898
                                    ------------ ----------------- -------------- -------------- -------------- --------------
     Net increase (decrease)
       in net assets                  231,938           109,738      2,004,225      1,218,594      2,136,845      1,697,578
NET ASSETS:
  Beginning of year                   140,252            30,514      1,616,304        397,710      2,272,014        574,436
                                    ------------ ----------------- -------------- -------------- -------------- --------------
  End of year                       $ 372,190         $ 140,252    $ 3,620,529    $ 1,616,304    $ 4,408,859    $ 2,272,014
                                    ============ ================= ============== ============== ============== ==============

The accompanying notes are an integral part of these financial statements.

                                        MIST LEGG MASON                                            MIST LORD ABBETT
   MIST LAZARD MID CAP    CLEARBRIDGE AGGRESSIVE GROWTH    MIST LEGG MASON VALUE EQUITY              BOND DEBENTURE
   INVESTMENT DIVISION              INVESTMENT DIVISION             INVESTMENT DIVISION         INVESTMENT DIVISION
------------------------- -------------------------------- ------------------------------- ---------------------------
     2010         2009         2010                2009         2010               2009           2010         2009
------------ ------------ ------------ ------------------- ------------ ------------------ -------------- ------------
  $ 4,515      $ 1,589        $ 156               $ 189      $ 5,426              $ 545       $ 62,876     $ 26,261
   10,389          432        2,060              (1,752)         744             (1,721)         8,873          929
   78,425       62,182       63,070              48,751       28,375             17,520         67,975      107,114
------------ ------------ ------------ ------------------- ------------ ------------------ -------------- ------------
   93,329       64,203       65,286              47,188       34,545             16,344        139,724      134,304
------------ ------------ ------------ ------------------- ------------ ------------------ -------------- ------------
  150,340       95,593       70,887              39,680      149,073             57,886        413,311      229,270
    9,528      161,894       72,339              26,152      121,435             59,382        287,381      325,915
  (45,037)     (28,261)     (23,307)            (13,785)     (31,952)           (12,403)      (120,058)     (66,617)
  (15,290)     (12,181)      (3,062)             (2,639)      (8,015)            (2,492)       (27,874)      (1,027)
------------ ------------ ------------ ------------------- ------------ ------------------ -------------- ------------
   99,541      217,046      116,857              49,408      230,541            102,373        552,760      487,541
------------ ------------ ------------ ------------------- ------------ ------------------ -------------- ------------
  192,870      281,249      182,143              96,596      265,086            118,717        692,484      621,845
  348,721       67,473      204,749             108,153      137,821             19,104        781,525      159,679
------------ ------------ ------------ ------------------- ------------ ------------------ -------------- ------------
$ 541,591    $ 348,721    $ 386,892           $ 204,749    $ 402,907          $ 137,821    $ 1,474,009    $ 781,525
============ ============ ============ =================== ============ ================== ============== ============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                              MIST INVESCO                                       MIST MET/FRANKLIN
                                          SMALL CAP GROWTH    MIST MET/FRANKLIN INCOME               MUTUAL SHARES
                                       INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
                                    ------------------------- --------------------------- ---------------------------
                                         2010         2009         2010           2009           2010         2009
                                    ------------ ------------ ------------ -------------- -------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Investment income                      $ --         $ --     $ 21,552           $ --           $ --         $ --
  Net realized gains (losses)           1,979          552       24,656          2,543         17,844        3,667
  Change in unrealized gains
     (losses) on investments           72,339       29,067       22,849         36,974         99,414      121,379
                                    ------------ ------------ ------------ -------------- -------------- ------------
     Net increase (decrease)
       in net assets resulting
       from operations                 74,318       29,619       69,057         39,517        117,258      125,046
                                    ------------ ------------ ------------ -------------- -------------- ------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                87,734       89,271      165,352        137,194        407,124      153,718
  Net transfers (including
     fixed account)                   234,949       36,583      246,937        148,230        271,497      325,706
  Policy charges                      (31,462)     (14,530)     (61,891)       (16,958)       (87,397)     (43,370)
  Transfers for policy benefits
     and terminations                  (4,362)      (2,195)      (4,112)       (13,485)        (7,981)      (4,476)
                                    ------------ ------------ ------------ -------------- -------------- ------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions            286,859      109,129      346,286        254,981        583,243      431,578
                                    ------------ ------------ ------------ -------------- -------------- ------------
     Net increase (decrease)
       in net assets                  361,177      138,748      415,343        294,498        700,501      556,624
NET ASSETS:
  Beginning of year                   167,289       28,540      320,967         26,469        619,100       62,476
                                    ------------ ------------ ------------ -------------- -------------- ------------
  End of year                       $ 528,466    $ 167,289    $ 736,310      $ 320,967    $ 1,319,601    $ 619,100
                                    ============ ============ ============ ============== ============== ============

The accompanying notes are an integral part of these financial statements.

          MIST MET/FRANKLIN                                          MIST MFS RESEARCH          MIST OPPENHEIMER
TEMPLETON FOUNDING STRATEGY    MIST MET/TEMPLETON GROWTH                 INTERNATIONAL      CAPITAL APPRECIATION
        INVESTMENT DIVISION          INVESTMENT DIVISION           INVESTMENT DIVISION       INVESTMENT DIVISION
------------------------------ ---------------------------- ----------------------------- -------------------------
       2010            2009         2010            2009           2010           2009         2010         2009
-------------- --------------- ------------ --------------- -------------- -------------- ------------ ------------
       $ --            $ --      $ 7,370            $ 65       $ 32,893       $ 25,520      $ 1,326         $ --
      6,741             487        5,111           1,540         13,772         (1,344)       2,358          600
    106,799         124,438       54,890          89,542        214,209        266,070       26,794       41,443
-------------- --------------- ------------ --------------- -------------- -------------- ------------ ------------
    113,540         124,925       67,371          91,147        260,874        290,246       30,478       42,043
-------------- --------------- ------------ --------------- -------------- -------------- ------------ ------------
    230,865         115,595      313,894         198,394        706,151        601,841      136,536       86,845
    201,593         356,955      115,652         114,312        398,427        373,482       40,174       38,451
    (70,718)        (36,449)     (67,043)        (44,436)      (209,617)      (137,549)     (46,183)     (27,638)
    (50,829)        (20,368)     (12,172)           (304)       (67,656)       (20,241)      (9,809)        (405)
-------------- --------------- ------------ --------------- -------------- -------------- ------------ ------------
    310,911         415,733      350,331         267,966        827,305        817,533      120,718       97,253
-------------- --------------- ------------ --------------- -------------- -------------- ------------ ------------
    424,451         540,658      417,702         359,113      1,088,179      1,107,779      151,196      139,296
    852,656         311,998      439,287          80,174      1,479,355        371,576      177,145       37,850
-------------- --------------- ------------ --------------- -------------- -------------- ------------ ------------
$ 1,277,107       $ 852,656    $ 856,989       $ 439,287    $ 2,567,534    $ 1,479,355    $ 328,341    $ 177,145
============== =============== ============ =============== ============== ============== ============ ============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                          MIST PIMCO INFLATION
                                                PROTECTED BOND       MIST PIMCO TOTAL RETURN         MIST RCM TECHNOLOGY
                                           INVESTMENT DIVISION           INVESTMENT DIVISION         INVESTMENT DIVISION
                                    ----------------------------- ----------------------------- ---------------------------
                                           2010           2009           2010           2009           2010         2009
                                    -------------- -------------- -------------- -------------- -------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Investment income                    $ 42,789       $ 29,166      $ 124,117       $ 92,471           $ --         $ --
  Net realized gains (losses)            58,510          5,443         31,020         51,162         23,501        4,151
  Change in unrealized gains
     (losses) on investments             33,156         99,506        108,009         94,060        183,370      106,695
                                    -------------- -------------- -------------- -------------- -------------- ------------
     Net increase (decrease)
       in net assets resulting
       from operations                  134,455        134,115        263,146        237,693        206,871      110,846
                                    -------------- -------------- -------------- -------------- -------------- ------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                 783,151        705,070      1,599,161      1,019,657        373,158      211,900
  Net transfers (including
     fixed account)                     486,521        221,994      1,568,182      1,036,135         98,654      158,744
  Policy charges                       (244,524)      (155,853)      (456,882)      (219,532)      (117,683)     (56,049)
  Transfers for policy benefits
     and terminations                   (70,417)       (35,469)       (96,846)       (22,871)       (29,597)      (4,666)
                                    -------------- -------------- -------------- -------------- -------------- ------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions              954,731        735,742      2,613,615      1,813,389        324,532      309,929
                                    -------------- -------------- -------------- -------------- -------------- ------------
     Net increase (decrease)
       in net assets                  1,089,186        869,857      2,876,761      2,051,082        531,403      420,775
NET ASSETS:
  Beginning of year                   1,352,538        482,681      2,595,792        544,710        485,576       64,801
                                    -------------- -------------- -------------- -------------- -------------- ------------
  End of year                       $ 2,441,724    $ 1,352,538    $ 5,472,553    $ 2,595,792    $ 1,016,979    $ 485,576
                                    ============== ============== ============== ============== ============== ============

The accompanying notes are an integral part of these financial statements.

      MIST T. ROWE PRICE       MIST MORGAN STANLEY               MSF BLACKROCK                 MSF BLACKROCK
          MID CAP GROWTH            MID CAP GROWTH           AGGRESSIVE GROWTH           BOND INCOME
     INVESTMENT DIVISION       INVESTMENT DIVISION         INVESTMENT DIVISION           INVESTMENT DIVISION
--------------------------- ------------------------- --------------------------- -----------------------------
       2010         2009         2010         2009           2010         2009           2010           2009
-------------- ------------ ------------ ------------ -------------- ------------ -------------- --------------
       $ --         $ --        $ 560         $ 11          $ 449        $ 703       $ 27,424       $ 22,605
     46,143        5,418        3,268          638         13,597        2,070          3,289              4
    280,633      180,072      172,645       30,213        134,440      127,807         23,262         13,704
-------------- ------------ ------------ ------------ -------------- ------------ -------------- --------------
    326,776      185,490      176,473       30,862        148,486      130,580         53,975         36,313
-------------- ------------ ------------ ------------ -------------- ------------ -------------- --------------
    516,910      320,201      218,544       37,010        415,479      211,445        365,411        234,867
    135,848      194,180      441,938      119,681        172,490      188,691        180,885        165,577
   (141,858)     (83,328)     (58,308)      (7,699)      (110,857)     (62,293)      (107,666)       (62,876)
    (32,830)      (3,262)      (4,892)        (218)       (23,046)      (2,945)       (17,004)        (5,043)
-------------- ------------ ------------ ------------ -------------- ------------ -------------- --------------
    478,070      427,791      597,282      148,774        454,066      334,898        421,626        332,525
-------------- ------------ ------------ ------------ -------------- ------------ -------------- --------------
    804,846      613,281      773,755      179,636        602,552      465,478        475,601        368,838
    843,226      229,945      195,873       16,237        549,406       83,929        526,558        157,720
-------------- ------------ ------------ ------------ -------------- ------------ -------------- --------------
$ 1,648,072    $ 843,226    $ 969,628    $ 195,873    $ 1,151,958    $ 549,406    $ 1,002,159      $ 526,558
============== ============ ============ ============ ============== ============ ============== ==============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                                                                                            MSF BLACKROCK
                                    MSF BLACKROCK DIVERSIFIED    MSF BLACKROCK LARGE CAP VALUE    LEGACY LARGE CAP GROWTH
                                          INVESTMENT DIVISION              INVESTMENT DIVISION        INVESTMENT DIVISION
                                    ---------------------------- -------------------------------- --------------------------
                                         2010            2009           2010              2009         2010          2009
                                    ------------ --------------- -------------- ----------------- ------------ -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Investment income                   $ 7,646         $ 9,833       $ 15,263           $ 7,996        $ 776         $ 868
  Net realized gains (losses)           2,932             (78)         8,710            (1,378)      12,278          (581)
  Change in unrealized gains
     (losses) on investments           33,611          39,944        175,864           139,866       71,007        64,882
                                    ------------ --------------- -------------- ----------------- ------------ -------------
     Net increase (decrease)
       in net assets resulting
       from operations                 44,189          49,699        199,837           146,484       84,061        65,169
                                    ------------ --------------- -------------- ----------------- ------------ -------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               214,183         137,546        707,263           456,371      213,792       169,915
  Net transfers (including
     fixed account)                    47,085         114,403        336,320           502,919       (1,897)       41,840
  Policy charges                      (74,678)        (52,090)      (190,134)         (126,297)     (68,036)      (47,423)
  Transfers for policy benefits
     and terminations                  (9,637)         (5,174)       (55,082)          (11,033)     (13,635)       (5,648)
                                    ------------ --------------- -------------- ----------------- ------------ -------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions            176,953         194,685        798,367           821,960      130,224       158,684
                                    ------------ --------------- -------------- ----------------- ------------ -------------
     Net increase (decrease)
       in net assets                  221,142         244,384        998,204           968,444      214,285       223,853
NET ASSETS:
  Beginning of year                   337,826          93,442      1,239,125           270,681      303,305        79,452
                                    ------------ --------------- -------------- ----------------- ------------ -------------
  End of year                       $ 558,968       $ 337,826    $ 2,237,329       $ 1,239,125    $ 517,590     $ 303,305
                                    ============ =============== ============== ================= ============ =============

The accompanying notes are an integral part of these financial statements.

    MSF NEUBERGER BERMAN                                                                 MSF LOOMIS SAYLES
                 GENESIS       MSF DAVIS VENTURE VALUE      MSF FI VALUE LEADERS          SMALL CAP GROWTH
     INVESTMENT DIVISION           INVESTMENT DIVISION       INVESTMENT DIVISION       INVESTMENT DIVISION
--------------------------- ----------------------------- ------------------------- -------------------------
     2010           2009           2010           2009         2010         2009         2010         2009
------------ -------------- -------------- -------------- ------------ ------------ ------------ ------------
  $ 2,537        $ 1,731       $ 33,025       $ 21,179      $ 2,750      $ 2,010         $ --         $ --
   11,140           (299)        15,818           (348)     115,566        1,004        2,159         (168)
  141,242         38,426        446,811        535,617      (41,409)      91,510       75,305       31,629
------------ -------------- -------------- -------------- ------------ ------------ ------------ ------------
  154,919         39,858        495,654        556,448       76,907       94,524       77,464       31,461
------------ -------------- -------------- -------------- ------------ ------------ ------------ ------------
  313,804        179,620      1,518,966      1,187,427      101,809      336,571      132,509       85,204
   47,814        197,392        548,804        554,188     (217,508)     292,054      127,855       35,698
  (80,090)       (47,789)      (465,649)      (280,932)     (20,162)     (35,082)     (39,220)     (22,833)
  (24,228)        (4,125)       (99,563)       (19,319)    (380,335)      (4,058)      (5,290)        (714)
------------ -------------- -------------- -------------- ------------ ------------ ------------ ------------
  257,300        325,098      1,502,558      1,441,364     (516,196)     589,485      215,854       97,355
------------ -------------- -------------- -------------- ------------ ------------ ------------ ------------
  412,219        364,956      1,998,212      1,997,812     (439,289)     684,009      293,318      128,816
  436,891         71,935      2,787,866        790,054      715,457       31,448      169,755       40,939
------------ -------------- -------------- -------------- ------------ ------------ ------------ ------------
$ 849,110      $ 436,891    $ 4,786,078    $ 2,787,866    $ 276,168    $ 715,457    $ 463,073    $ 169,755
============ ============== ============== ============== ============ ============ ============ ============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                           MSF MET/ARTISAN
                                             MID CAP VALUE      MSF JENNISON GROWTH    MSF ARTIO INTERNATIONAL STOCK
                                       INVESTMENT DIVISION      INVESTMENT DIVISION              INVESTMENT DIVISION
                                    ------------------------- ------------------------ --------------------------------
                                         2010         2009         2010        2009         2010                2009
                                    ------------ ------------ ------------ ----------- ------------ -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Investment income                   $ 3,755      $ 1,558        $ 697        $ 79      $ 8,764             $ 2,681
  Net realized gains (losses)          20,926          514        5,469       1,648        2,083             (25,823)
  Change in unrealized gains
     (losses) on investments           85,628       76,539       16,557      18,199       50,442             101,932
                                    ------------ ------------ ------------ ----------- ------------ -------------------
     Net increase (decrease)
       in net assets resulting
       from operations                110,309       78,611       22,723      19,926       61,289              78,790
                                    ------------ ------------ ------------ ----------- ------------ -------------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               301,098      180,779       97,187      56,737      348,436             209,563
  Net transfers (including
     fixed account)                    56,611      164,652       19,532      18,812       74,225              20,869
  Policy charges                      (71,699)     (42,983)     (20,007)    (11,714)     (89,450)            (55,280)
  Transfers for policy benefits
     and terminations                 (11,114)      (2,602)      (5,019)     (1,389)     (36,245)             (5,420)
                                    ------------ ------------ ------------ ----------- ------------ -------------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions            274,896      299,846       91,693      62,446      296,966             169,732
                                    ------------ ------------ ------------ ----------- ------------ -------------------
     Net increase (decrease)
       in net assets                  385,205      378,457      114,416      82,372      358,255             248,522
NET ASSETS:
  Beginning of year                   437,619       59,162       93,882      11,510      480,038             231,516
                                    ------------ ------------ ------------ ----------- ------------ -------------------
  End of year                       $ 822,824    $ 437,619    $ 208,298    $ 93,882    $ 838,293           $ 480,038
                                    ============ ============ ============ =========== ============ ===================

The accompanying notes are an integral part of these financial statements.

      MSF BARCLAYS CAPITAL           MSF LOOMIS SAYLES                   MSF METLIFE
      AGGREGATE BOND INDEX              SMALL CAP CORE           MID CAP STOCK INDEX       MSF METLIFE STOCK INDEX
       INVESTMENT DIVISION         INVESTMENT DIVISION           INVESTMENT DIVISION           INVESTMENT DIVISION
----------------------------- --------------------------- ----------------------------- -----------------------------
       2010           2009           2010         2009           2010           2009           2010           2009
-------------- -------------- -------------- ------------ -------------- -------------- -------------- --------------
  $ 109,904       $ 59,131          $ 899      $ 1,030       $ 12,745        $ 8,755      $ 115,505       $ 71,048
     10,292           (586)        23,491        4,183         30,895         16,929         75,000        101,259
     43,751          8,865        262,849      148,152        331,762        201,287      1,030,287        858,794
-------------- -------------- -------------- ------------ -------------- -------------- -------------- --------------
    163,947         67,410        287,239      153,365        375,402        226,971      1,220,792      1,031,101
-------------- -------------- -------------- ------------ -------------- -------------- -------------- --------------
  1,685,670      1,419,344        389,779      390,327        809,871        568,738      4,194,067      3,342,894
    754,723        673,428        178,144      131,803        148,515        152,615      1,064,392        415,489
   (591,413)      (351,957)      (136,920)     (92,178)      (297,340)      (163,559)    (1,470,391)      (880,574)
   (186,486)       (24,393)       (50,368)     (11,035)       (75,457)       (10,903)      (458,118)       (62,840)
-------------- -------------- -------------- ------------ -------------- -------------- -------------- --------------
  1,662,494      1,716,422        380,635      418,917        585,589        546,891      3,329,950      2,814,969
-------------- -------------- -------------- ------------ -------------- -------------- -------------- --------------
  1,826,441      1,783,832        667,874      572,282        960,991        773,862      4,550,742      3,846,070
  2,323,711        539,879        788,908      216,626      1,028,876        255,015      5,420,020      1,573,950
-------------- -------------- -------------- ------------ -------------- -------------- -------------- --------------
$ 4,150,152    $ 2,323,711    $ 1,456,782    $ 788,908    $ 1,989,867    $ 1,028,876    $ 9,970,762    $ 5,420,020
============== ============== ============== ============ ============== ============== ============== ==============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                      MSF MFS TOTAL RETURN             MSF MFS VALUE    MSF MORGAN STANLEY EAFE INDEX
                                       INVESTMENT DIVISION       INVESTMENT DIVISION              INVESTMENT DIVISION
                                    ------------------------- ------------------------- --------------------------------
                                         2010         2009         2010         2009           2010              2009
                                    ------------ ------------ ------------ ------------ -------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Investment income                  $ 15,365      $ 7,964      $ 4,168         $ --       $ 61,204          $ 36,492
  Net realized gains (losses)           2,282        1,422        4,966        1,552         19,393            (3,151)
  Change in unrealized gains
     (losses) on investments           42,200       42,518       30,194       40,616        213,063           305,648
                                    ------------ ------------ ------------ ------------ -------------- -----------------
     Net increase (decrease)
       in net assets resulting
       from operations                 59,847       51,904       39,328       42,168        293,660           338,989
                                    ------------ ------------ ------------ ------------ -------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               259,449      162,692      136,558      103,609      1,410,440         1,078,627
  Net transfers (including
     fixed account)                   212,676      130,833       25,010      112,490        401,862           269,987
  Policy charges                      (71,097)     (39,034)     (43,343)     (25,583)      (477,322)         (286,249)
  Transfers for policy benefits
     and terminations                 (12,383)      (4,874)      (7,097)        (769)      (114,304)          (15,033)
                                    ------------ ------------ ------------ ------------ -------------- -----------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions            388,645      249,617      111,128      189,747      1,220,676         1,047,332
                                    ------------ ------------ ------------ ------------ -------------- -----------------
     Net increase (decrease)
       in net assets                  448,492      301,521      150,456      231,915      1,514,336         1,386,321
NET ASSETS:
  Beginning of year                   387,383       85,862      257,273       25,358      1,857,202           470,881
                                    ------------ ------------ ------------ ------------ -------------- -----------------
  End of year                       $ 835,875    $ 387,383    $ 407,729    $ 257,273    $ 3,371,538       $ 1,857,202
                                    ============ ============ ============ ============ ============== =================

The accompanying notes are an integral part of these financial statements.

      MSF NEUBERGER BERMAN                                                                      MSF T. ROWE PRICE
             MID CAP VALUE    MSF OPPENHEIMER GLOBAL EQUITY      MSF RUSSELL 2000 INDEX          LARGE CAP GROWTH
       INVESTMENT DIVISION              INVESTMENT DIVISION         INVESTMENT DIVISION       INVESTMENT DIVISION
----------------------------- -------------------------------- --------------------------- -------------------------
       2010           2009           2010              2009           2010         2009         2010         2009
-------------- -------------- -------------- ----------------- -------------- ------------ ------------ ------------
   $ 11,182        $ 8,170       $ 14,440           $ 8,743       $ 12,273      $ 7,805        $ 911      $ 1,058
     47,640          2,480         19,806             1,883         56,964       14,654       12,466       (2,099)
    344,272        264,694        158,139           141,963        270,653      136,809       64,085       72,164
-------------- -------------- -------------- ----------------- -------------- ------------ ------------ ------------
    403,094        275,344        192,385           152,589        339,890      159,268       77,462       71,123
-------------- -------------- -------------- ----------------- -------------- ------------ ------------ ------------
    635,862        412,065        427,996           193,305        713,618      499,049      232,053      142,206
    339,381        228,924        356,465           305,109        100,397      130,142       20,748       23,460
   (206,417)      (115,292)      (122,278)          (60,595)      (237,972)    (132,338)     (68,061)     (47,459)
    (43,991)       (23,297)       (35,222)           (5,064)       (67,710)      (8,333)     (14,321)      (4,766)
-------------- -------------- -------------- ----------------- -------------- ------------ ------------ ------------
    724,835        502,400        626,961           432,755        508,333      488,520      170,419      113,441
-------------- -------------- -------------- ----------------- -------------- ------------ ------------ ------------
  1,127,929        777,744        819,346           585,344        848,223      647,788      247,881      184,564
  1,040,095        262,350        733,575           148,231        837,907      190,119      287,868      103,304
-------------- -------------- -------------- ----------------- -------------- ------------ ------------ ------------
$ 2,168,024    $ 1,040,095    $ 1,552,921         $ 733,575    $ 1,686,130    $ 837,907    $ 535,749    $ 287,868
============== ============== ============== ================= ============== ============ ============ ============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                         MSF T. ROWE PRICE    MSF WESTERN ASSET MANAGEMENT    MSF WESTERN ASSET MANAGEMENT
                                          SMALL CAP GROWTH    STRATEGIC BOND OPPORTUNITIES                 U.S. GOVERNMENT
                                       INVESTMENT DIVISION             INVESTMENT DIVISION             INVESTMENT DIVISION
                                    ------------------------- ------------------------------- -------------------------------
                                         2010         2009         2010               2009           2010             2009
                                    ------------ ------------ ------------ ------------------ -------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Investment income                      $ --        $ 851     $ 29,574           $ 10,833       $ 23,265         $ 39,142
  Net realized gains (losses)          22,562       13,097        2,853              4,590          4,102           (3,114)
  Change in unrealized gains
     (losses) on investments          145,487       95,352       30,519             43,651         20,038            1,776
                                    ------------ ------------ ------------ ------------------ -------------- ----------------
     Net increase (decrease)
       in net assets resulting
       from operations                168,049      109,300       62,946             59,074         47,405           37,804
                                    ------------ ------------ ------------ ------------------ -------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               248,529      123,510      267,654            132,096        174,335          139,196
  Net transfers (including
     fixed account)                    39,148       69,509      240,088            108,892        255,262          309,105
  Policy charges                      (69,267)     (41,300)     (80,846)           (41,123)       (71,286)         (58,573)
  Transfers for policy benefits
     and terminations                  (8,422)      (5,184)     (11,691)            (1,549)       (26,005)          (4,178)
                                    ------------ ------------ ------------ ------------------ -------------- ----------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions            209,988      146,535      415,205            198,316        332,306          385,550
                                    ------------ ------------ ------------ ------------------ -------------- ----------------
     Net increase (decrease)
       in net assets                  378,037      255,835      478,151            257,390        379,711          423,354
NET ASSETS:
  Beginning of year                   376,082      120,247      360,233            102,843        773,335          349,981
                                    ------------ ------------ ------------ ------------------ -------------- ----------------
  End of year                       $ 754,119    $ 376,082    $ 838,384          $ 360,233    $ 1,153,046        $ 773,335
                                    ============ ============ ============ ================== ============== ================

The accompanying notes are an integral part of these financial statements.

               MSF METLIFE     MSF METLIFE CONSERVATIVE TO                    MSF METLIFE         MSF METLIFE MODERATE TO
   CONSERVATIVE ALLOCATION            MODERATE ALLOCATION            MODERATE ALLOCATION           AGGRESSIVE ALLOCATION
       INVESTMENT DIVISION            INVESTMENT DIVISION            INVESTMENT DIVISION             INVESTMENT DIVISION
----------------------------- ------------------------------ ------------------------------ -------------------------------
       2010           2009           2010            2009            2010           2009            2010            2009
-------------- -------------- -------------- --------------- --------------- -------------- --------------- ---------------
   $ 23,276        $ 7,886      $ 174,627         $ 9,903       $ 183,065       $ 67,974       $ 379,278       $ 171,680
     22,233         13,018         23,983           7,239          12,503         44,582         114,700          24,099
     34,349         40,545        351,728         264,799         887,147        741,508       2,337,910       2,216,990
-------------- -------------- -------------- --------------- --------------- -------------- --------------- ---------------
     79,858         61,449        550,338         281,941       1,082,715        854,064       2,831,888       2,412,769
-------------- -------------- -------------- --------------- --------------- -------------- --------------- ---------------
    446,677        234,250        947,789       3,491,327       3,488,169      2,145,902       9,205,230       7,037,021
    410,395         23,348        181,885         378,143       2,287,671      1,798,677       2,169,297       2,795,395
   (113,440)       (58,141)      (326,065)       (151,125)     (1,095,429)      (613,213)     (2,983,328)     (1,812,091)
     (1,081)          (410)      (179,873)         (2,164)       (203,839)      (104,685)       (898,135)       (220,656)
-------------- -------------- -------------- --------------- --------------- -------------- --------------- ---------------
    742,551        199,047        623,736       3,716,181       4,476,572      3,226,681       7,493,064       7,799,669
-------------- -------------- -------------- --------------- --------------- -------------- --------------- ---------------
    822,409        260,496      1,174,074       3,998,122       5,559,287      4,080,745      10,324,952      10,212,438
    473,216        212,720      4,182,691         184,569       5,227,980      1,147,235      13,473,069       3,260,631
-------------- -------------- -------------- --------------- --------------- -------------- --------------- ---------------
$ 1,295,625      $ 473,216    $ 5,356,765     $ 4,182,691    $ 10,787,267    $ 5,227,980    $ 23,798,021    $ 13,473,069
============== ============== ============== =============== =============== ============== =============== ===============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                                   MSF METLIFE                                             AMERICAN FUNDS
                                         AGGRESSIVE ALLOCATION         AMERICAN FUNDS BOND    GLOBAL SMALL CAPITALIZATION
                                           INVESTMENT DIVISION         INVESTMENT DIVISION            INVESTMENT DIVISION
                                    ----------------------------- --------------------------- ------------------------------
                                           2010           2009           2010         2009           2010            2009
                                    -------------- -------------- -------------- ------------ -------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Investment income                    $ 47,194       $ 30,383       $ 48,014     $ 23,529       $ 65,686         $ 5,921
  Net realized gains (losses)            27,752          3,785         34,627        1,933         61,333          12,572
  Change in unrealized gains
     (losses) on investments            696,290        474,199          6,372       44,285        701,675         744,371
                                    -------------- -------------- -------------- ------------ -------------- ---------------
     Net increase (decrease)
       in net assets resulting
       from operations                  771,236        508,367         89,013       69,747        828,694         762,864
                                    -------------- -------------- -------------- ------------ -------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               2,562,906      1,535,901        574,788      255,064      1,821,236       1,243,051
  Net transfers (including
     fixed account)                     846,183        383,841        285,934      505,050        418,618         422,372
  Policy charges                       (764,439)      (428,420)      (163,833)     (89,753)      (538,700)       (318,011)
  Transfers for policy benefits
     and terminations                  (123,440)       (42,824)       (25,925)     (25,642)      (144,333)        (47,816)
                                    -------------- -------------- -------------- ------------ -------------- ---------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions            2,521,210      1,448,498        670,964      644,719      1,556,821       1,299,596
                                    -------------- -------------- -------------- ------------ -------------- ---------------
     Net increase (decrease)
       in net assets                  3,292,446      1,956,865        759,977      714,466      2,385,515       2,062,460
NET ASSETS:
  Beginning of year                   2,691,388        734,523        891,960      177,494      2,717,929         655,469
                                    -------------- -------------- -------------- ------------ -------------- ---------------
  End of year                       $ 5,983,834    $ 2,691,388    $ 1,651,937    $ 891,960    $ 5,103,444     $ 2,717,929
                                    ============== ============== ============== ============ ============== ===============

The accompanying notes are an integral part of these financial statements.

      AMERICAN FUNDS GROWTH    AMERICAN FUNDS GROWTH-INCOME
        INVESTMENT DIVISION             INVESTMENT DIVISION
------------------------------ -------------------------------
        2010           2009           2010             2009
--------------- -------------- -------------- ----------------
    $ 63,319       $ 26,709       $ 78,227         $ 40,916
      33,032        (16,131)        17,518            1,842
   1,408,244      1,147,006        480,311          585,293
--------------- -------------- -------------- ----------------
   1,504,595      1,157,584        576,056          628,051
--------------- -------------- -------------- ----------------
   3,348,436      2,321,278      1,983,875        1,308,125
   1,071,458      1,531,736        816,808        1,101,072
  (1,047,631)      (594,343)      (571,179)        (356,943)
    (214,633)       (84,470)      (128,473)         (61,879)
--------------- -------------- -------------- ----------------
   3,157,630      3,174,201      2,101,031        1,990,375
--------------- -------------- -------------- ----------------
   4,662,225      4,331,785      2,677,087        2,618,426
   5,579,522      1,247,737      3,311,201          692,775
--------------- -------------- -------------- ----------------
$ 10,241,747    $ 5,579,522    $ 5,988,288      $ 3,311,201
=============== ============== ============== ================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

MetLife Investors USA Variable Life Account A (the "Separate Account"), a separate account of MetLife Investors USA Insurance Company (the "Company"), was established by the Company's Board of Directors on November 15, 2005 to support operations of the Company with respect to certain variable life policies (the "Policies"). The Separate Account commenced operations on April 28, 2008. The Company is an indirect wholly-owned subsidiary of MetLife Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the Delaware Department of Insurance.

The Separate Account is divided into Investment Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Investment Division invests in shares of the corresponding portfolio, series, or fund (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

Met Investors Series Trust ("MIST")*
Metropolitan Series Fund, Inc. ("MSF")*
American Funds Insurance Series ("American Funds")

*See Note 5 for discussion of additional information on related party transactions.

The assets of each of the Investment Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.

2. LIST OF INVESTMENT DIVISIONS

Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Investment Divisions in accordance with the selection made by the policy owner. The following Investment Divisions had net assets as of December 31, 2010:

MIST American Funds Balanced Allocation Investment Division
MIST American Funds Growth Allocation Investment Division
MIST American Funds Moderate Allocation Investment Division
MIST BlackRock Large Cap Core Investment Division
MIST Clarion Global Real Estate Investment Division
MIST SSgA Growth and Income ETF Investment Division
MIST SSgA Growth ETF Investment Division
MIST Dreman Small Cap Value Investment Division
MIST Harris Oakmark International Investment Division
MIST Janus Forty Investment Division
MIST Lazard Mid Cap Investment Division
MIST Legg Mason ClearBridge Aggressive Growth Investment Division MIST Legg Mason Value Equity Investment Division
MIST Lord Abbett Bond Debenture Investment Division
MIST Invesco Small Cap Growth Investment Division
MIST Met/Franklin Income Investment Division
MIST Met/Franklin Mutual Shares Investment Division
MIST Met/Franklin Templeton Founding Strategy Investment Division MIST Met/Templeton Growth Investment Division
MIST MFS Research International Investment Division
MIST Oppenheimer Capital Appreciation Investment Division
MIST PIMCO Inflation Protected Bond Investment Division
MIST PIMCO Total Return Investment Division
MIST RCM Technology Investment Division
MIST T. Rowe Price Mid Cap Growth Investment Division
MIST Morgan Stanley Mid Cap Growth Investment Division
MSF BlackRock Aggressive Growth Investment Division
MSF BlackRock Bond Income Investment Division
MSF BlackRock Diversified Investment Division

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. LIST OF INVESTMENT DIVISIONS -- (CONTINUED)


MSF BlackRock Large Cap Value Investment Division
MSF BlackRock Legacy Large Cap Growth Investment Division
MSF Neuberger Berman Genesis Investment Division
MSF Davis Venture Value Investment Division
MSF FI Value Leaders Investment Division
MSF Loomis Sayles Small Cap Growth Investment Division
MSF Met/Artisan Mid Cap Value Investment Division
MSF Jennison Growth Investment Division
MSF Artio International Stock Investment Division
MSF Barclays Capital Aggregate Bond Index Investment Division
MSF Loomis Sayles Small Cap Core Investment Division
MSF MetLife Mid Cap Stock Index Investment Division
MSF MetLife Stock Index Investment Division
MSF MFS Total Return Investment Division
MSF MFS Value Investment Division
MSF Morgan Stanley EAFE Index Investment Division
MSF Neuberger Berman Mid Cap Value Investment Division
MSF Oppenheimer Global Equity Investment Division
MSF Russell 2000 Index Investment Division
MSF T. Rowe Price Large Cap Growth Investment Division
MSF T. Rowe Price Small Cap Growth Investment Division
MSF Western Asset Management Strategic Bond Opportunities Investment Division MSF Western Asset Management U.S. Government Investment Division
MSF MetLife Conservative Allocation Investment Division
MSF MetLife Conservative to Moderate Allocation Investment Division
MSF MetLife Moderate Allocation Investment Division
MSF MetLife Moderate to Aggressive Allocation Investment Division
MSF MetLife Aggressive Allocation Investment Division
American Funds Bond Investment Division
American Funds Global Small Capitalization Investment Division
American Funds Growth Investment Division
American Funds Growth-Income Investment Division

3. PORTFOLIO CHANGES

The following Investment Division ceased operations during the year ended December 31, 2010:

MSF FI Mid Cap Opportunities Investment Division

The operations of the Investment Divisions were affected by the following changes that occurred during the year ended December 31, 2010:

NAME CHANGES:

FORMER NAME                                        NEW NAME
--------------------------------------------       -----------------------------------------------
(MIST) Legg Mason Partners Aggressive Growth       (MIST) Legg Mason ClearBridge Aggressive Growth
  Portfolio                                          Portfolio
(MIST) Met/AIM Small Cap Growth Portfolio          (MIST) Invesco Small Cap Growth Portfolio
(MIST) Van Kampen Mid Cap Growth Portfolio         (MIST) Morgan Stanley Mid Cap Growth Portfolio
(MSF) BlackRock Strategic Value Portfolio          (MSF) Neuberger Berman Genesis Portfolio

MERGER:

FORMER PORTFOLIO                                   NEW PORTFOLIO
--------------------------------------------       -----------------------------------------------
(MSF) FI Mid Cap Opportunities Portfolio           (MIST) Morgan Stanley Mid Cap Growth Portfolio

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable life separate accounts registered as unit investment trusts.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATION
The Investment Divisions' investment in shares of the portfolio, series or fund of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Investment Divisions.

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level
1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets.
Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets.

Each Investment Division invests in shares of open-end mutual funds which calculate a daily NAV based on the value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

PREMIUM PAYMENTS
The Company deducts a sales charge and a state premium tax charge from premiums before amounts are allocated to the Separate Account. The Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are reported as premium payments received from policy owners on the statements of changes in net assets of the applicable Investment Divisions and are credited as accumulation units.

NET TRANSFERS
Funds transferred by the policy owner into or out of the Investment Divisions within the Separate Account or into or out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Investment Divisions.

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
Effective January 1, 2010, the Separate Account adopted new guidance that requires new disclosures about significant transfers in and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about the level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Separate Account's financial statements.

Effective December 31, 2009, the Separate Account adopted new guidance on: (i) measuring the fair value of investments in certain entities that calculate a NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements about the nature and risks of investments measured at fair value on a recurring or non-recurring basis. As a result, the Separate Account classified all of its investments, which utilize a NAV to measure fair value, as Level 2 in the fair value hierarchy.

Effective April 1, 2009, the Separate Account adopted prospectively new guidance, which establishes general standards for accounting and disclosures of events that occur subsequent to the statements of assets and liabilities date but before financial statements are issued, as revised in February 2010. The Separate Account has provided the required disclosures, if any, in its financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. EXPENSES AND RELATED PARTY TRANSACTIONS

The mortality and expense risk is assumed by the Company. The mortality risk assumed is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

The mortality and expense risk charge, which ranges from 0.15% to 0.60%, is assessed through the redemption of units on a monthly basis and is recorded as a policy charge in the statements of changes in net assets of the applicable Investment Divisions. Other policy charges that are assessed through the redemption of units generally include: Cost of Insurance ("COI") charges, a coverage expense charge, a policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the policy for the death benefit provided by the Company which may vary by policy based on underwriting criteria. A coverage expense charge ranges from $0.04 to $2.30 for every $1,000 of the policy face amount and is assessed each month for the first 8 policy years. Policy fees are assessed monthly and range from $9 to $12 for policies with face amounts less than $50,000 and from $8 to $15 for policies with face amounts between $50,000 and $249,999 depending on the policy year. No policy fee applies to policies issued with face amounts equal to or greater than $250,000. In addition, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period that ranges from $3.75 to $38.25 per $1,000 of the policy face amount. Most policies offer optional benefits that can be added to the policy by rider. The charge for riders that provide life insurance benefits can range from $0.00 to $0.40 per $1,000 of coverage and the charge for riders providing benefits in the event of disability can range from $0.00 to $61.44 per $100 of the benefit provided. These charges are paid to the Company and are recorded as a policy charge in the statements of changes in net assets of the applicable Investment Divisions.

Certain investments in the various portfolios of the MIST and MSF Trusts hold shares that are managed by MetLife Advisers, LLC, which acts in the capacity of investment advisor and is an indirect affiliate of the Company. On May 1, 2009, Met Investors Advisory, LLC, an indirect affiliate of the Company and previous manager of the MIST Trust, merged into MetLife Advisers, LLC.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS

                                                                                                FOR THE YEAR ENDED
                                                              AS OF DECEMBER 31, 2010            DECEMBER 31, 2010
                                                              ----------------------- ----------------------------
                                                                                            COST OF       PROCEEDS
                                                               SHARES        COST ($) PURCHASES ($) FROM SALES ($)
                                                              ------- --------------- ------------- --------------
MIST American Funds Balanced Allocation
  Investment Division                                         107,926         945,031       701,401        121,366
MIST American Funds Growth Allocation
  Investment Division                                         471,547       3,613,803     1,828,602        197,634
MIST American Funds Moderate Allocation
  Investment Division                                         134,271       1,199,246       768,314         79,385
MIST BlackRock Large Cap Core Investment Division              52,459         382,342       201,692         52,467
MIST Clarion Global Real Estate Investment Division           212,415       1,850,019     1,059,519        122,811
MIST SSgA Growth and Income ETF Investment Division           142,154       1,481,665     1,166,550        100,674
MIST SSgA Growth ETF Investment Division                      171,206       1,674,033     1,372,564        171,898
MIST Dreman Small Cap Value Investment Division                25,063         300,781       224,970         43,452
MIST Harris Oakmark International Investment Division         262,738       2,968,847     1,789,541        164,077
MIST Janus Forty Investment Division                           63,101       3,712,272     1,997,031        191,467
MIST Lazard Mid Cap Investment Division                        47,425         412,414       180,687         76,632
MIST Legg Mason ClearBridge Aggressive Growth
  Investment Division                                          51,244         318,405       140,404         23,391
MIST Legg Mason Value Equity Investment Division               61,606         362,589       374,059        138,091
MIST Lord Abbett Bond Debenture Investment Division           113,560       1,311,911       709,892         94,256
MIST Invesco Small Cap Growth Investment Division              37,242         435,370       301,565         14,705
MIST Met/Franklin Income Investment Division                   68,494         678,685       825,998        455,257
MIST Met/Franklin Mutual Shares Investment Division           148,105       1,103,237       643,843         48,799
MIST Met/Franklin Templeton Founding Strategy
  Investment Division                                         128,870       1,101,534       396,435         85,530
MIST Met/Templeton Growth Investment Division                  91,559         737,430       413,841         56,140
MIST MFS Research International Investment Division           249,760       2,134,538     1,010,420        150,221
MIST Oppenheimer Capital Appreciation Investment Division      53,216         264,372       136,965         14,921
MIST PIMCO Inflation Protected Bond Investment Division       213,630       2,319,739     1,271,060        228,722
MIST PIMCO Total Return Investment Division                   438,863       5,257,941     3,034,012        278,282
MIST RCM Technology Investment Division                       207,547         740,743       434,433        109,900
MIST T. Rowe Price Mid Cap Growth Investment Division         166,472       1,212,186       767,910        289,839
MIST Morgan Stanley Mid Cap Growth Investment Division         81,598         770,271       626,707         26,656
MSF BlackRock Aggressive Growth Investment Division            42,760         905,802       531,187         76,672
MSF BlackRock Bond Income Investment Division                   9,250         964,919       528,470         79,419
MSF BlackRock Diversified Investment Division                  35,535         491,408       216,670         32,071
MSF BlackRock Large Cap Value Investment Division             218,703       1,946,937     1,025,007        211,376
MSF BalckRock Legacy Large Cap Growth
  Investment Division                                          18,856         393,716       199,608         68,608
MSF Neuberger Berman Genesis Investment Division               74,029         670,045       481,870        222,033
MSF Davis Venture Value Investment Division                   153,154       3,947,222     1,662,690        127,106
MSF FI Value Leaders Investment Division                        1,948         227,799       113,581        627,027
MSF Loomis Sayles Small Cap Growth Investment Division         47,641         358,490       227,476         11,623
MSF Met/Artisian Mid Cap Value Investment Division              4,863         669,600       519,224        240,573
MSF Jennison Growth Investment Division                        17,200         176,210       134,993         42,603
MSF Artio International Stock Investment Division              83,997         733,228       360,526         54,796
MSF Barclays Capital Aggregate Bond Index
  Investment Division                                         371,544       4,075,668     2,227,470        455,071
MSF Loomis Sayles Small Cap Core Investment Division            6,534       1,063,622       494,064        112,530
MSF MetLife Mid Cap Stock Index Investment Division           143,466       1,504,688       758,749        158,805
MSF MetLife Stock Index Investment Division                   335,603       8,294,577     4,080,760        635,304
MSF MFS Total Return Investment Division                        6,427         753,625       436,412         32,402
MSF MFS Value Investment Division                              33,122         338,679       152,850         37,555
MSF Morgan Stanley EAFE Index Investment Division             282,137       2,943,575     1,516,667        234,788
MSF Neuberger Berman Mid Cap Value Investment Division        108,185       1,613,644     1,007,958        271,942
MSF Oppenheimer Global Equity Investment Division             100,578       1,266,514       843,654        202,253
MSF Russell 2000 Index Investment Division                    126,491       1,302,491       927,484        406,878

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS -- (CONTINUED)

                                                                                            FOR THE YEAR ENDED
                                                          AS OF DECEMBER 31, 2010            DECEMBER 31, 2010
                                                          ----------------------- ----------------------------
                                                                                        COST OF       PROCEEDS
                                                             SHARES      COST ($) PURCHASES ($) FROM SALES ($)
                                                          --------- ------------- ------------- --------------
MSF T. Rowe Price Large Cap Growth
  Investment Division                                        35,598       421,657       243,457         72,128
MSF T. Rowe Price Small Cap Growth Investment Division       46,011       536,919       320,679        110,691
MSF Western Asset Management Strategic Bond Opportunities
  Investment Division                                        64,991       771,405       481,179         36,399
MSF Western Asset Management U.S. Government
  Investment Division                                        94,745     1,130,127       431,999         73,974
MSF MetLife Conservative Allocation Investment Division     112,565     1,213,559     1,144,671        378,842
MSF MetLife Conservative to Moderate Allocation
  Investment Division                                       471,546     4,736,531     1,102,657        304,293
MSF MetLife Moderate Allocation Investment Division         968,336     9,300,646     4,806,753        147,117
MSF MetLife Moderate to Aggressive Allocation
  Investment Division                                     2,175,322    19,695,360     8,837,868        965,527
MSF MetLife Aggressive Allocation Investment Division       558,194     4,936,184     2,788,196        219,791
American Funds Bond Investment Division                     156,433     1,609,117     1,237,593        518,614
American Funds Global Small Capitalization
  Investment Division                                       239,037     3,810,470     1,929,246        306,739
American Funds Growth Investment Division                   188,475     7,947,096     3,399,389        178,442
American Funds Growth-Income Investment Division            174,841     5,021,822     2,322,204        142,946

                     This page is intentionally left blank.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009:

                               MIST AMERICAN FUNDS    MIST AMERICAN FUNDS    MIST AMERICAN FUNDS
                               BALANCED ALLOCATION      GROWTH ALLOCATION    MODERATE ALLOCATION
                               INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                               ---------------------- ---------------------- ----------------------
                                  2010        2009        2010       2009        2010       2009
                               ---------- ----------- ----------- ---------- ----------- ----------
Units beginning of period       42,709      16,591     266,756    111,759      59,365     11,206
Units issued and transferred
  from other funding options   123,701      38,125     510,165    225,807     176,074     74,858
Units redeemed and transferred
  to other funding options     (63,802)    (12,007)   (331,090)   (70,810)   (108,186)   (26,699)
                               ---------- ----------- ----------- ---------- ----------- ----------
Units end of period            102,608      42,709     445,831    266,756     127,253     59,365
                               ========== =========== =========== ========== =========== ==========

                                                       MIST DREMAN SMALL CAP    MIST HARRIS OAKMARK
                               MIST SSGA GROWTH ETF                    VALUE          INTERNATIONAL
                                INVESTMENT DIVISION      INVESTMENT DIVISION    INVESTMENT DIVISION
                               ----------------------- ------------------------ ----------------------
                                   2010        2009       2010          2009        2010       2009
                               ----------- ----------- ---------- ------------- ----------- ----------
Units beginning of period        45,330       3,250     10,398         2,920      88,969     34,033
Units issued and transferred
  from other funding options    214,824      62,699     29,954        10,482     214,470     87,029
Units redeemed and transferred
  to other funding options     (105,272)    (20,619)   (17,267)       (3,004)   (132,626)   (32,093)
                               ----------- ----------- ---------- ------------- ----------- ----------
Units end of period             154,882      45,330     23,085        10,398     170,813     88,969
                               =========== =========== ========== ============= =========== ==========

                                      MIST LEGG MASON       MIST LORD ABBETT              MIST INVESCO
                                         VALUE EQUITY         BOND DEBENTURE          SMALL CAP GROWTH
                                  INVESTMENT DIVISION    INVESTMENT DIVISION       INVESTMENT DIVISION
                               ------------------------- ---------------------- -------------------------
                                       2010      2009       2010        2009            2010      2009
                               --------------- --------- ---------- ----------- --------------- ---------
Units beginning of period            20,461     3,908     30,004       8,406          11,474     2,627
Units issued and transferred
  from other funding options         88,501    25,464     63,018      27,875          33,322    12,655
Units redeemed and transferred
  to other funding options          (53,498)   (8,911)   (43,021)     (6,277)        (16,137)   (3,808)
                               --------------- --------- ---------- ----------- --------------- ---------
Units end of period                  55,464    20,461     50,001      30,004          28,659    11,474
                               =============== ========= ========== =========== =============== =========

                                                              MIST MFS RESEARCH        MIST OPPENHEIMER
                               MIST MET/TEMPLETON GROWTH          INTERNATIONAL    CAPITAL APPRECIATION
                                     INVESTMENT DIVISION    INVESTMENT DIVISION     INVESTMENT DIVISION
                               ---------------------------- ---------------------- -----------------------
                                  2010              2009        2010       2009       2010         2009
                               ---------- ----------------- ----------- ---------- ---------- ------------
Units beginning of period       49,726            12,077      96,947     32,127     19,646        6,045
Units issued and transferred
  from other funding options    98,362            46,401     192,866     97,291     44,015       21,464
Units redeemed and transferred
  to other funding options     (58,161)           (8,752)   (139,114)   (32,471)   (30,460)      (7,863)
                               ---------- ----------------- ----------- ---------- ---------- ------------
Units end of period             89,927            49,726     150,699     96,947     33,201       19,646
                               ========== ================= =========== ========== ========== ============

     MIST BLACKROCK       MIST CLARION GLOBAL                MIST SSGA
     LARGE CAP CORE    REAL ESTATE               GROWTH AND INCOME ETF
INVESTMENT DIVISION       INVESTMENT DIVISION      INVESTMENT DIVISION
---------------------- ------------------------- ------------------------
   2010        2009           2010       2009       2010          2009
---------- ----------- -------------- ---------- ---------- -------------
 25,503       9,107         79,668     24,972     38,277         2,122
 55,252      27,424        184,606     85,685    165,665        53,187
(41,400)    (11,028)      (127,635)   (30,989)   (75,804)      (17,032)
---------- ----------- -------------- ---------- ---------- -------------
 39,355      25,503        136,639     79,668    128,138        38,277
========== =========== ============== ========== ========== =============

                                              MIST LEGG MASON CLEARBRIDGE
   MIST JANUS FORTY    MIST LAZARD MID CAP              AGGRESSIVE GROWTH
INVESTMENT DIVISION    INVESTMENT DIVISION            INVESTMENT DIVISION
---------------------- ---------------------- ------------------------------
   2010        2009       2010        2009       2010                2009
---------- ----------- ---------- ----------- ---------- -------------------
  7,019       2,542     23,703       6,290     28,053              19,775
 16,112       7,103     40,940      24,884     36,540              13,483
(10,712)     (2,626)   (34,776)     (7,471)   (21,863)             (5,205)
---------- ----------- ---------- ----------- ---------- -------------------
 12,419       7,019     29,867      23,703     42,730              28,053
========== =========== ========== =========== ========== ===================

                              MIST MET/FRANKLIN              MIST MET/FRANKLIN
MIST MET/FRANKLIN INCOME          MUTUAL SHARES    TEMPLETON FOUNDING STRATEGY
     INVESTMENT DIVISION    INVESTMENT DIVISION            INVESTMENT DIVISION
--------------------------- ---------------------- ------------------------------
   2010             2009        2010       2009       2010                2009
---------- ---------------- ----------- ---------- ---------- -------------------
 31,019            3,275      74,056      9,353     93,101              43,891
119,437           36,254     170,929     77,121    115,853              60,679
(86,993)          (8,510)   (103,072)   (12,418)   (82,594)            (11,469)
---------- ---------------- ----------- ---------- ---------- -------------------
 63,463           31,019     141,913     74,056    126,360              93,101
========== ================ =========== ========== ========== ===================

MIST PIMCO INFLATION
      PROTECTED BOND    MIST PIMCO TOTAL RETURN    MIST RCM TECHNOLOGY
 INVESTMENT DIVISION        INVESTMENT DIVISION    INVESTMENT DIVISION
----------------------- -------------------------- ----------------------
    2010        2009        2010           2009        2010       2009
----------- ----------- ----------- -------------- ----------- ----------
  93,469      39,482     145,865         36,238      76,535     16,257
 231,850     112,812     364,573        143,812     175,800     83,635
(169,085)    (58,825)   (226,784)       (34,185)   (127,372)   (23,357)
----------- ----------- ----------- -------------- ----------- ----------
 156,234      93,469     283,654        145,865     124,963     76,535
=========== =========== =========== ============== =========== ==========

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009:

                                MIST T. ROWE PRICE    MIST MORGAN STANLEY          MSF BLACKROCK
                                    MID CAP GROWTH         MID CAP GROWTH      AGGRESSIVE GROWTH
                               INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                               ---------------------- ---------------------- ----------------------
                                   2010       2009       2010        2009       2010        2009
                               ----------- ---------- ---------- ----------- ---------- -----------
Units beginning of period        87,399     34,760     13,858       1,813      9,693       2,212
Units issued and transferred
  from other funding options    172,009     76,938     60,305      13,397     26,207      13,271
Units redeemed and transferred
  to other funding options     (126,031)   (24,299)   (22,352)     (1,352)   (18,274)     (5,790)
                               ----------- ---------- ---------- ----------- ---------- -----------
Units end of period             133,377     87,399     51,811      13,858     17,626       9,693
                               =========== ========== ========== =========== ========== ===========

                               MSF BLACKROCK LEGACY
                                   LARGE CAP GROWTH    MSF NEUBERGER BERMAN GENESIS    MSF DAVIS VENTURE VALUE
                                INVESTMENT DIVISION             INVESTMENT DIVISION        INVESTMENT DIVISION
                               ----------------------- ------------------------------- --------------------------
                                  2010         2009       2010                 2009       2010            2009
                               ---------- ------------ ---------- -------------------- ---------- ---------------
Units beginning of period        8,811        3,157     27,419                5,109     72,544          27,134
Units issued and transferred
  from other funding options    18,607       10,289     67,210               30,045    134,156          66,595
Units redeemed and transferred
  to other funding options     (14,869)      (4,635)   (50,797)              (7,735)   (95,503)        (21,185)
                               ---------- ------------ ---------- -------------------- ---------- ---------------
Units end of period             12,549        8,811     43,832               27,419    111,197          72,544
                               ========== ============ ========== ==================== ========== ===============

                                                                                       MSF BARCLAYS CAPITAL
                               MSF JENNISON GROWTH    MSF ARTIO INTERNATIONAL STOCK    AGGREGATE BOND INDEX
                               INVESTMENT DIVISION              INVESTMENT DIVISION     INVESTMENT DIVISION
                               ---------------------- -------------------------------- -----------------------
                                  2010        2009       2010                  2009        2010        2009
                               ---------- ----------- ---------- --------------------- ----------- -----------
Units beginning of period        7,371       1,265     27,466                16,183     128,957      31,510
Units issued and transferred
  from other funding options    24,045      10,362     68,520                37,316     316,217     144,248
Units redeemed and transferred
  to other funding options     (16,765)     (4,256)   (51,248)              (26,033)   (227,988)    (46,801)
                               ---------- ----------- ---------- --------------------- ----------- -----------
Units end of period             14,651       7,371     44,738                27,466     217,186     128,957
                               ========== =========== ========== ===================== =========== ===========

                                                                               MSF MORGAN STANLEY
                               MSF MFS TOTAL RETURN          MSF MFS VALUE             EAFE INDEX
                                INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                               ----------------------- ---------------------- ----------------------
                                 2010          2009       2010        2009        2010       2009
                               --------- ------------- ---------- ----------- ----------- ----------
Units beginning of period       6,435         1,692     19,734       2,350     127,295     41,528
Units issued and transferred
  from other funding options   15,205         6,518     39,886      24,072     309,064    149,244
Units redeemed and transferred
  to other funding options     (9,027)       (1,775)   (31,552)     (6,688)   (222,766)   (63,477)
                               --------- ------------- ---------- ----------- ----------- ----------
Units end of period            12,613         6,435     28,068      19,734     213,593    127,295
                               ========= ============= ========== =========== =========== ==========

                                                                MSF BLACKROCK
MSF BLACKROCK BOND INCOME    MSF BLACKROCK DIVERSIFIED        LARGE CAP VALUE
      INVESTMENT DIVISION          INVESTMENT DIVISION    INVESTMENT DIVISION
---------------------------- ---------------------------- ----------------------
   2010              2009      2010               2009        2010       2009
---------- ----------------- --------- ------------------ ----------- ----------
  6,875             2,254     6,132              1,989     106,287     25,822
 15,395             6,832    11,141              5,849     226,460    103,981
(10,192)           (2,211)   (8,020)            (1,706)   (157,034)   (23,516)
---------- ----------------- --------- ------------------ ----------- ----------
 12,078             6,875     9,253              6,132     175,713    106,287
========== ================= ========= ================== =========== ==========

                          MSF LOOMIS SAYLES        MSF MET/ARTISAN
MSF FI VALUE LEADERS       SMALL CAP GROWTH          MID CAP VALUE
 INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
----------------------- ---------------------- ----------------------
   2010         2009       2010        2009       2010        2009
---------- ------------ ---------- ----------- ---------- -----------
 23,759        1,273     17,827       5,586     12,439       2,381
 30,105       24,384     43,592      17,841     30,782      13,418
(45,859)      (1,898)   (24,497)     (5,600)   (22,891)     (3,360)
---------- ------------ ---------- ----------- ---------- -----------
  8,005       23,759     36,922      17,827     20,330      12,439
========== ============ ========== =========== ========== ===========

  MSF LOOMIS SAYLES    MSF METLIFE MID CAP
     SMALL CAP CORE            STOCK INDEX    MSF METLIFE STOCK INDEX
INVESTMENT DIVISION    INVESTMENT DIVISION        INVESTMENT DIVISION
---------------------- ---------------------- --------------------------
   2010        2009        2010       2009        2010           2009
---------- ----------- ----------- ---------- ----------- --------------
 21,483       7,684      62,766     21,312     113,154         41,481
 41,747      20,951     144,349     73,429     269,990        132,596
(32,123)     (7,152)   (110,989)   (31,975)   (201,855)       (60,923)
---------- ----------- ----------- ---------- ----------- --------------
 31,107      21,483      96,126     62,766     181,289        113,154
========== =========== =========== ========== =========== ==============

MSF NEUBERGER BERMAN        MSF OPPENHEIMER
       MID CAP VALUE          GLOBAL EQUITY    MSF RUSSELL 2000 INDEX
 INVESTMENT DIVISION    INVESTMENT DIVISION       INVESTMENT DIVISION
----------------------- ---------------------- -------------------------
   2010         2009       2010        2009        2010          2009
---------- ------------ ---------- ----------- ----------- -------------
 43,001       16,063     36,258      10,280      47,921        13,702
 94,947       41,083     89,191      37,873     134,560        62,621
(66,988)     (14,145)   (59,412)    (11,895)   (106,502)      (28,402)
---------- ------------ ---------- ----------- ----------- -------------
 70,960       43,001     66,037      36,258      75,979        47,921
========== ============ ========== =========== =========== =============

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009:

                                 MSF T. ROWE PRICE      MSF T. ROWE PRICE    MSF WESTERN ASSET MANAGEMENT
                                  LARGE CAP GROWTH       SMALL CAP GROWTH    STRATEGIC BOND OPPORTUNITIES
                               INVESTMENT DIVISION    INVESTMENT DIVISION             INVESTMENT DIVISION
                               ---------------------- ---------------------- -------------------------------
                                  2010        2009       2010        2009       2010                 2009
                               ---------- ----------- ---------- ----------- ---------- --------------------
Units beginning of period       19,612      10,095     22,425       9,964     12,227                4,615
Units issued and transferred
  from other funding options    44,389      19,894     44,323      21,329     28,718               10,376
Units redeemed and transferred
  to other funding options     (32,819)    (10,377)   (33,414)     (8,868)   (15,701)              (2,764)
                               ---------- ----------- ---------- ----------- ---------- --------------------
Units end of period             31,182      19,612     33,334      22,425     25,244               12,227
                               ========== =========== ========== =========== ========== ====================

                                        MSF METLIFE        MSF METLIFE MODERATE              MSF METLIFE
                                MODERATE ALLOCATION    TO AGGRESSIVE ALLOCATION    AGGRESSIVE ALLOCATION
                                INVESTMENT DIVISION         INVESTMENT DIVISION      INVESTMENT DIVISION
                               ----------------------- --------------------------- ------------------------
                                   2010        2009          2010          2009        2010         2009
                               ----------- ----------- ------------- ------------- ----------- ------------
Units beginning of period       451,900     125,785     1,209,616       378,895     252,351       90,854
Units issued and transferred
  from other funding options    962,032     452,172     2,427,223     1,267,750     593,330      243,892
Units redeemed and transferred
  to other funding options     (592,186)   (126,057)   (1,777,090)     (437,029)   (361,404)     (82,395)
                               ----------- ----------- ------------- ------------- ----------- ------------
Units end of period             821,746     451,900     1,859,749     1,209,616     484,277      252,351
                               =========== =========== ============= ============= =========== ============

                                    AMERICAN FUNDS
                                     GROWTH-INCOME
                               INVESTMENT DIVISION
                               ----------------------
                                  2010        2009
                               ---------- -----------
Units beginning of period       24,200       6,645
Units issued and transferred
  from other funding options    48,917      23,669
Units redeemed and transferred
  to other funding options     (33,839)     (6,114)
                               ---------- -----------
Units end of period             39,278      24,200
                               ========== ===========

MSF WESTERN ASSET MANAGEMENT                MSF METLIFE    MSF METLIFE CONSERVATIVE TO
             U.S. GOVERNMENT    CONSERVATIVE ALLOCATION            MODERATE ALLOCATION
         INVESTMENT DIVISION        INVESTMENT DIVISION            INVESTMENT DIVISION
------------------------------- -------------------------- ------------------------------
   2010                 2009       2010            2009        2010               2009
---------- -------------------- ---------- --------------- ----------- ------------------
 36,115               17,052     38,640          20,969     349,751             19,138
 62,574               40,167    129,152          33,830     482,348            357,486
(47,799)             (21,104)   (71,910)        (16,159)   (431,392)           (26,873)
---------- -------------------- ---------- --------------- ----------- ------------------
 50,890               36,115     95,882          38,640     400,707            349,751
========== ==================== ========== =============== =========== ==================

                                    AMERICAN FUNDS
AMERICAN FUNDS BOND    GLOBAL SMALL CAPITALIZATION    AMERICAN FUNDS GROWTH
INVESTMENT DIVISION            INVESTMENT DIVISION      INVESTMENT DIVISION
---------------------- ------------------------------ ------------------------
   2010        2009        2010               2009       2010          2009
---------- ----------- ----------- ------------------ ---------- -------------
 47,461      10,635      89,595             34,851     28,940         9,023
131,426      46,572     187,263             95,513     56,894        29,683
(96,310)     (9,746)   (139,428)           (40,769)   (41,073)       (9,766)
---------- ----------- ----------- ------------------ ---------- -------------
 82,577      47,461     137,430             89,595     44,761        28,940
========== =========== =========== ================== ========== =============

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS

The following table is a summary of unit values and units outstanding for the Policies, net investment income ratios, and expense ratios, excluding expenses for the underlying portfolio, series, or fund, for the respective stated periods in the three years ended December 31, 2010:

                                          AS OF DECEMBER 31                               FOR THE YEAR ENDED DECEMBER 31
                                          --------------------------------- -------------------------------------------------
                                                                            INVESTMENT(1)
                                                                        NET        INCOME EXPENSE RATIO(2) TOTAL RETURN(3)
                                          UNITS   UNIT VALUE ($) ASSETS ($)     RATIO (%)              (%)             (%)
                                          ------- -------------- ---------- ------------- ---------------- ------------------
MIST American Funds Balanced         2010 102,608     10.35       1,061,980          1.03  --                        12.40
  Allocation Investment Division     2009  42,709      9.21         393,272            --  --                        30.06
  (Commenced 4/28/2008)              2008  16,591      7.08         117,461          3.96  --                       (29.27)
MIST American Funds Growth           2010 445,831      9.87       4,399,529          1.00  --                        13.78
  Allocation Investment Division     2009 266,756      8.67       2,313,537            --  --                        34.36
  (Commenced 4/28/2008)              2008 111,759      6.45         721,398         11.34  --                       (35.51)
MIST American Funds Moderate         2010 127,253     10.60       1,349,422          1.35  --                        10.15
  Allocation Investment Division     2009  59,365      9.63         571,494            --  --                        23.90
  (Commenced 4/28/2008)              2008  11,206      7.77          87,064          6.89  --                       (22.46)
MIST BlackRock Large Cap Core        2010  39,355     11.60         456,394          1.21  --                        12.64
  Investment Division                2009  25,503     10.30         262,556          1.28  --                        19.34
  (Commenced 4/28/2008)              2008   9,107      8.63          78,564            --  --                       (31.87)
MIST Clarion Global Real Estate      2010 136,639     15.90       2,173,006          7.53  --                        16.28
  Investment Division                2009  79,668     13.68       1,089,579          2.83  --                        35.12
  (Commenced 4/28/2008)              2008  24,972     10.12         252,756            --  --                       (44.73)
MIST SSgA Growth and Income ETF      2010 128,138     12.74       1,631,923          1.20  --                        12.61
  Investment Division                2009  38,277     11.31         432,892          0.93  --                        24.96
  (Commenced 4/28/2008)              2008   2,122      9.05          19,207            --  --                       (23.99)
MIST SSgA Growth ETF                 2010 154,882     12.28       1,902,102          1.02  --                        14.37
  Investment Division                2009  45,330     10.74         486,757          1.25  --                        29.51
  (Commenced 4/28/2008)              2008   3,250      8.29          26,947            --  --                       (30.82)
MIST Dreman Small Cap Value          2010  23,085     16.12         372,190          0.72  --                        19.53
  Investment Division                2009  10,398     13.49         140,252          0.82  --                        29.09
  (Commenced 4/28/2008)              2008   2,920     10.45          30,514            --  --                       (25.08)
MIST Harris Oakmark International    2010 170,813     21.20       3,620,529          1.81  --                        16.67
  Investment Division                2009  88,969     18.17       1,616,304          6.88  --                        55.46
  (Commenced 4/28/2008)              2008  34,033     11.69         397,710            --  --                       (37.26)
MIST Janus Forty Investment Division 2010  12,419    355.01       4,408,859          1.53  --                         9.68
  (Commenced 4/28/2008)              2009   7,019    323.68       2,272,014            --  --                        43.21
                                     2008   2,542    226.02         574,436            --  --                       (44.68)
MIST Lazard Mid Cap                  2010  29,867     18.13         541,591          1.06  --                        23.25
  Investment Division                2009  23,703     14.71         348,721          0.90  --                        37.14
  (Commenced 4/28/2008)              2008   6,290     10.73          67,473            --  --                       (36.07)
MIST Legg Mason ClearBridge          2010  42,730      9.05         386,892          0.06  --                        24.05
  Aggressive Growth                  2009  28,053      7.30         204,749          0.13  --                        33.45
  Investment Division                2008  19,775      5.47         108,153            --  --                       (36.35)
  (Commenced 4/28/2008)

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                           AS OF DECEMBER 31                             FOR THE YEAR ENDED DECEMBER 31
                                           ----------------------------------- ------------------------------------------------
                                                                               INVESTMENT(1)
                                                                        NET           INCOME  EXPENSE RATIO(2) TOTAL RETURN(3)
                                           UNITS    UNIT VALUE ($) ASSETS ($)      RATIO (%)               (%)             (%)
                                           -------- -------------- ----------- -------------  ---------------- ------------------
MIST Legg Mason Value Equity          2010  55,464      7.26         402,907          1.85     --                         7.85
  Investment Division                 2009  20,461      6.74         137,821          0.95     --                        37.79
  (Commenced 4/28/2008)               2008   3,908      4.89          19,104            --     --                       (47.12)
MIST Lord Abbett Bond Debenture       2010  50,001     29.48       1,474,009          5.67     --                        13.18
  Investment Division                 2009  30,004     26.05         781,525          6.15     --                        37.12
  (Commenced 4/28/2008)               2008   8,406     19.00         159,679            --     --                       (18.83)
MIST Invesco Small Cap Growth         2010  28,659     18.44         528,466            --     --                        26.47
  Investment Division                 2009  11,474     14.58         167,289            --     --                        34.21
  (Commenced 4/28/2008)               2008   2,627     10.86          28,540            --     --                       (34.43)
MIST Met/Franklin Income              2010  63,463     11.60         736,310          4.15     --                        12.13
  Investment Division                 2009  31,019     10.35         320,967            --     --                        28.05
  (Commenced 4/28/2008)               2008   3,275      8.08          26,469          5.38     --                       (19.19)
MIST Met/Franklin Mutual Shares       2010 141,913      9.30       1,319,601            --     --                        11.23
  Investment Division                 2009  74,056      8.36         619,100            --     --                        25.15
  (Commenced 4/28/2008)               2008   9,353      6.68          62,476          7.30     --                       (33.20)
MIST Met/Franklin Templeton Founding  2010 126,360     10.11       1,277,107            --     --                        10.36
  Strategy Investment Division        2009  93,101      9.16         852,656            --     --                        28.84
  (Commenced 4/28/2008)               2008  43,891      7.11         311,998          2.67     --                       (28.92)
MIST Met/Templeton Growth             2010  89,927      9.53         856,989          1.17     --                         7.88
  Investment Division                 2009  49,726      8.83         439,287          0.03     --                        33.08
  (Commenced 4/28/2008)               2008  12,077      6.64          80,174          0.75     --                       (33.62)
MIST MFS Research International       2010 150,699     17.04       2,567,534          1.75     --                        11.65
  Investment Division                 2009  96,947     15.26       1,479,355          2.96     --                        31.93
  (Commenced 4/28/2008)               2008  32,127     11.57         371,576            --     --                       (41.00)
MIST Oppenheimer Capital Appreciation 2010  33,201      9.89         328,341          0.57     --                         9.68
  Investment Division                 2009  19,646      9.02         177,145            --     --                        44.02
  (Commenced 4/28/2008)               2008   6,045      6.26          37,850            --     --                       (43.37)
MIST PIMCO Inflation Protected Bond   2010 156,234     15.63       2,441,724          2.27     --                         8.00
  Investment Division                 2009  93,469     14.47       1,352,538          3.43     --                        18.37
  (Commenced 4/28/2008)               2008  39,482     12.23         482,681            --     --                        (9.73)
MIST PIMCO Total Return               2010 283,654     19.29       5,472,553          3.22     --                         8.41
  Investment Division                 2009 145,865     17.80       2,595,792          6.19     --                        18.39
  (Commenced 4/28/2008)               2008  36,238     15.03         544,710            --     --                        (1.28)
MIST RCM Technology                   2010 124,963      8.14       1,016,979            --     --                        28.27
  Investment Division                 2009  76,535      6.34         485,576            --     --                        59.17
  (Commenced 4/28/2008)               2008  16,257      3.99          64,801            --     --                       (37.82)
MIST T. Rowe Price Mid Cap Growth     2010 133,377     12.36       1,648,072            --     --                        28.07
  Investment Division                 2009  87,399      9.65         843,226            --     --                        45.85
  (Commenced 4/28/2008)               2008  34,760      6.62         229,945            --     --                       (37.28)

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                           AS OF DECEMBER 31                               FOR THE YEAR ENDED DECEMBER 31
                                           ----------------------------------- ------------------------------------------------
                                                                               INVESTMENT(1)
                                                                           NET        INCOME  EXPENSE RATIO(2) TOTAL RETURN(3)
                                             UNITS  UNIT VALUE ($)  ASSETS ($)     RATIO (%)               (%)             (%)
                                           -------- -------------- ----------- -------------- ---------------- ------------------
MIST Morgan Stanley Mid Cap Growth    2010  51,811     18.71         969,628          0.10      --                        32.41
  Investment Division                 2009  13,858     14.13         195,873          0.02      --                        57.83
  (Commenced 4/28/2008)               2008   1,813      8.96          16,237            --      --                       (43.85)
MSF BlackRock Aggressive Growth       2010  17,626     65.35       1,151,958          0.06      --                        15.30
  Investment Division                 2009   9,693     56.68         549,406          0.22      --                        49.44
  (Commenced 4/28/2008)               2008   2,212     37.93          83,929            --      --                       (44.59)
MSF BlackRock Bond Income             2010  12,078     82.97       1,002,159          3.61      --                         8.34
  Investment Division                 2009   6,875     76.59         526,558          6.10      --                         9.47
  (Commenced 4/28/2008)               2008   2,254     69.96         157,720            --      --                        (4.17)
MSF BlackRock Diversified             2010   9,253     60.41         558,968          1.77      --                         9.65
  Investment Division                 2009   6,132     55.09         337,826          4.33      --                        17.30
  (Commenced 4/28/2008)               2008   1,989     46.97          93,442            --      --                       (20.65)
MSF BlackRock Large Cap Value         2010 175,713     12.73       2,237,329          0.93      --                         9.22
  Investment Division                 2009 106,287     11.66       1,239,125          1.17      --                        11.21
  (Commenced 4/28/2008)               2008  25,822     10.48         270,681            --      --                       (30.94)
MSF BlackRock Legacy Large Cap Growth 2010  12,549     41.25         517,590          0.20      --                        19.82
  Investment Division                 2009   8,811     34.42         303,305          0.46      --                        36.79
  (Commenced 4/28/2008)               2008   3,157     25.16          79,452            --      --                       (34.56)
MSF Neuberger Berman Genesis          2010  43,832     19.37         849,110          0.42      --                        21.58
  Investment Division                 2009  27,419     15.93         436,891          0.81      --                        13.15
  (Commenced 4/28/2008)               2008   5,109     14.08          71,935            --      --                       (35.81)
MSF Davis Venture Value               2010 111,197     43.04       4,786,078          0.92      --                        12.00
  Investment Division                 2009  72,544     38.43       2,787,866          1.30      --                        31.99
  (Commenced 4/28/2008)               2008  27,134     29.12         790,054            --      --                       (37.59)
MSF FI Value Leaders                  2010   8,005     34.50         276,168          0.82      --                        14.56
  Investment Division                 2009  23,759     30.11         715,457          0.60      --                        21.85
  (Commenced 4/28/2008)               2008   1,273     24.71          31,448            --      --                       (34.25)
MSF Loomis Sayles Small Cap Growth    2010  36,922     12.54         463,073            --      --                        31.71
  Investment Division                 2009  17,827      9.52         169,755            --      --                        29.93
  (Commenced 4/28/2008)               2008   5,586      7.33          40,939            --      --                       (33.72)
MSF Met/Artisan Mid Cap Value         2010  20,330     40.47         822,824          0.64      --                        15.04
  Investment Division                 2009  12,439     35.18         437,619          0.75      --                        41.56
  (Commenced 4/28/2008)               2008   2,381     24.85          59,162            --      --                       (42.81)
MSF Jennison Growth                   2010  14,651     14.22         208,298          0.51      --                        11.63
  Investment Division                 2009   7,371     12.74          93,882          0.15      --                        39.99
  (Commenced 4/28/2008)               2008   1,265      9.10          11,510            --      --                       (32.96)
MSF Artio International Stock         2010  44,738     18.74         838,293          1.42      --                         7.21
  Investment Division                 2009  27,466     17.48         480,038          0.81      --                        22.17
  (Commenced 4/28/2008)               2008  16,183     14.31         231,516            --      --                       (40.37)

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                   AS OF DECEMBER 31                      FOR THE YEAR ENDED DECEMBER 31
                                         ---------------------------------- ------------------------------------------------
                                                                            INVESTMENT(1)
                                                                        NET        INCOME  EXPENSE RATIO(2)  TOTAL RETURN(3)
                                           UNITS  UNIT VALUE ($) ASSETS ($)     RATIO (%)              (%)               (%)
                                         -------- -------------- ---------- -------------  ---------------- ----------------
MSF Barclays Capital Aggregate Bond 2010 217,186     19.11       4,150,152          3.51      --                       6.05
  Index Investment Division         2009 128,957     18.02       2,323,711          4.44      --                       5.17
  (Commenced 4/28/2008)             2008  31,510     17.13         539,879            --      --                       4.32
MSF Loomis Sayles Small Cap Core    2010  31,107     46.83       1,456,782          0.09      --                      27.53
  Investment Division               2009  21,483     36.72         788,908          0.23      --                      30.25
  (Commenced 4/28/2008)             2008   7,684     28.19         216,626            --      --                     (30.05)
MSF MetLife Mid Cap Stock Index     2010  96,126     20.70       1,989,867          0.88      --                      26.28
  Investment Division               2009  62,766     16.39       1,028,876          1.46      --                      36.99
  (Commenced 4/28/2008)             2008  21,312     11.97         255,015            --      --                     (35.42)
MSF MetLife Stock Index             2010 181,289     55.00       9,970,762          1.56      --                      14.82
  Investment Division               2009 113,154     47.90       5,420,020          2.09      --                      26.24
  (Commenced 4/28/2008)             2008  41,481     37.94       1,573,950            --      --                     (34.22)
MSF MFS Total Return                2010  12,613     66.27         835,875          2.71      --                      10.08
  Investment Division               2009   6,435     60.20         387,383          3.32      --                      18.60
  (Commenced 4/28/2008)             2008   1,692     50.76          85,862            --      --                     (20.13)
MSF MFS Value                       2010  28,068     14.53         407,729          1.36      --                      11.42
  Investment Division               2009  19,734     13.04         257,273            --      --                      20.82
  (Commenced 4/28/2008)             2008   2,350     10.79          25,358            --      --                     (29.45)
MSF Morgan Stanley EAFE Index       2010 213,593     15.78       3,371,538          2.45      --                       8.19
  Investment Division               2009 127,295     14.59       1,857,202          3.33      --                      28.67
  (Commenced 4/28/2008)             2008  41,528     11.34         470,881            --      --                     (40.15)
MSF Neuberger Berman Mid Cap Value  2010  70,960     30.55       2,168,024          0.75      --                      26.31
  Investment Division               2009  43,001     24.19       1,040,095          1.32      --                      48.10
  (Commenced 4/28/2008)             2008  16,063     16.33         262,350            --      --                     (46.55)
MSF Oppenheimer Global Equity       2010  66,037     23.52       1,552,921          1.37      --                      16.23
  Investment Division               2009  36,258     20.23         733,575          2.20      --                      40.31
  (Commenced 4/28/2008)             2008  10,280     14.42         148,231            --      --                     (37.34)
MSF Russell 2000 Index              2010  75,979     22.19       1,686,130          0.99      --                      26.92
  Investment Division               2009  47,921     17.49         837,907          1.62      --                      26.01
  (Commenced 4/28/2008)             2008  13,702     13.88         190,119            --      --                     (30.11)
MSF T. Rowe Price Large Cap Growth  2010  31,182     17.18         535,749          0.23      --                      17.05
  Investment Division               2009  19,612     14.68         287,868          0.57      --                      43.44
  (Commenced 4/28/2008)             2008  10,095     10.23         103,304            --      --                     (38.27)
MSF T. Rowe Price Small Cap Growth  2010  33,334     22.62         754,119            --      --                      34.90
  Investment Division               2009  22,425     16.77         376,082          0.33      --                      38.97
  (Commenced 4/28/2008)             2008   9,964     12.07         120,247            --      --                     (33.41)
MSF Western Asset Management        2010  25,244     33.21         838,384          5.07      --                      12.73
  Strategic Bond Opportunities      2009  12,227     29.46         360,233          5.17      --                      32.22
  Investment Division               2008   4,615     22.28         102,843            --      --                     (14.42)
  (Commenced 4/28/2008)

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)

8. FINANCIAL HIGHLIGHTS -- (CONCLUDED)

                                                         AS OF DECEMBER 31                      FOR THE YEAR ENDED DECEMBER 31
                                            ----------------------------------- ------------------------------------------------
                                                                                 INVESTMENT(1)
                                                                       NET              INCOME  EXPENSE RATIO(2) TOTAL RETURN(3)
                                               UNITS  UNIT VALUE ($) ASSETS ($)      RATIO (%)               (%)             (%)
                                            --------- -------------- ---------- --------------  ---------------- ---------------
MSF Western Asset Management          2010     50,890     22.66       1,153,046          2.59    --                       5.81
  U.S. Government Investment Division 2009     36,115     21.41         773,335          4.91    --                       4.33
  (Commenced 4/28/2008)               2008     17,052     20.52         349,981            --    --                      (0.67)
MSF MetLife Conservative Allocation   2010     95,882     13.51       1,295,625          2.84    --                      10.34
  Investment Division                 2009     38,640     12.25         473,216          2.44    --                      20.73
  (Commenced 4/28/2008)               2008     20,969     10.14         212,720            --    --                     (13.89)
MSF MetLife Conservative to Moderate  2010    400,707     13.37       5,356,765          3.59    --                      11.78
  Allocation Investment Division      2009    349,751     11.96       4,182,691          0.66    --                      24.00
  (Commenced 4/28/2008)               2008     19,138      9.64         184,569            --    --                     (20.23)
MSF MetLife Moderate Allocation       2010    821,746     13.13      10,787,267          2.39    --                      13.47
  Investment Division                 2009    451,900     11.57       5,227,980          2.26    --                      26.84
  (Commenced 4/28/2008)               2008    125,785      9.12       1,147,235            --    --                     (26.51)
MSF MetLife Moderate to Aggressive    2010  1,859,749     12.80      23,798,021          2.11    --                      14.89
  Allocation Investment Division      2009  1,209,616     11.14      13,473,069          2.20    --                      29.43
  (Commenced 4/28/2008)               2008    378,895      8.61       3,260,631            --    --                     (32.36)
MSF MetLife Aggressive Allocation     2010    484,277     12.36       5,983,834          1.08    --                      15.85
  Investment Division                 2009    252,351     10.67       2,691,388          1.94    --                      31.92
  (Commenced 4/28/2008)               2008     90,854      8.08         734,523            --    --                     (37.15)
American Funds Bond                   2010     82,577     20.00       1,651,937          3.32    --                       6.44
  Investment Division                 2009     47,461     18.79         891,960          4.16    --                      12.61
  (Commenced 4/28/2008)               2008     10,635     16.69         177,494         12.86    --                      (9.59)
American Funds Global Small           2010    137,430     37.13       5,103,444          1.79    --                      22.41
  Capitalization Investment Division  2009     89,595     30.34       2,717,929          0.38    --                      61.30
  (Commenced 4/28/2008)               2008     34,851     18.81         655,469            --    --                     (48.89)
American Funds Growth                 2010     44,761    228.81      10,241,747          0.84    --                      18.68
  Investment Division                 2009     28,940    192.80       5,579,522          0.85    --                      39.41
  (Commenced 4/28/2008)               2008      9,023    138.29       1,247,737          2.02    --                     (41.63)
American Funds Growth-Income          2010     39,278    152.46       5,988,288          1.81    --                      11.43
  Investment Division                 2009     24,200    136.83       3,311,201          2.15    --                      31.24
  (Commenced 4/28/2008)               2008      6,645    104.26         692,775          3.59    --                     (35.35)

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying portfolio, series, or fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against the policy owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying portfolio, series, or fund in which the Investment Division invests.

(2) These amounts represent the annualized policy expenses of each of the applicable Investment Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of the units and expenses of the underlying portfolio, series, or fund have been excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, series, or fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                     METLIFE INVESTORS USA INSURANCE COMPANY
                            5 PARK PLAZA, SUITE 1900
                                IRVINE, CA 92614

                                     RECEIPT

This is to acknowledge receipt of an Equity Advantage VUL Prospectus (Book #716) dated May 1, 2011. This Variable Life Insurance Policy is offered by MetLife Investors USA Insurance Company.


--------------------------------    --------------------------------
             (Date)                       (Client's Signature)

                              EQUITY ADVANTAGE VUL

                                FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES
                  METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                ISSUED BY METLIFE INVESTORS USA INSURANCE COMPANY

                       STATEMENT OF ADDITIONAL INFORMATION
                                    (PART B)


                                   MAY 1, 2011



     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectuses dated May 1, 2011 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to MetLife Investors USA Insurance Company, 5 Park Plaza, Suite 1900, Irvine, CA 92614.



                                      SAI-1

                                TABLE OF CONTENTS


                                                                           PAGE
                                                                          -----
GENERAL INFORMATION AND HISTORY.......................................    SAI-3
  The Company.........................................................    SAI-3
  The Separate Account................................................    SAI-3
DISTRIBUTION OF THE POLICIES..........................................    SAI-3
ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES............    SAI-4
  Payment of Proceeds.................................................    SAI-4
  Payment Options.....................................................    SAI-4
ADDITIONAL INFORMATION ABOUT CHARGES..................................    SAI-4
  Group or Sponsored Arrangements.....................................    SAI-4
POTENTIAL CONFLICTS OF INTEREST.......................................    SAI-5
LIMITS TO METLIFE INVESTORS USA'S RIGHT TO CHALLENGE THE POLICY.......    SAI-5
MISSTATEMENT OF AGE OR SEX............................................    SAI-5
REPORTS...............................................................    SAI-5
PERSONALIZED ILLUSTRATIONS............................................    SAI-6
PERFORMANCE DATA......................................................    SAI-6
REGISTRATION STATEMENT................................................    SAI-6
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.........................    SAI-6
EXPERTS...............................................................    SAI-7
FINANCIAL STATEMENTS..................................................      F-1





                                      SAI-2

                         GENERAL INFORMATION AND HISTORY

THE COMPANY

     MetLife Investors USA Insurance Company is a stock life insurance company founded on September 13, 1960 and organized under the laws of the State of Delaware. Our principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors USA is authorized to transact the business of life insurance, including annuities, and is currently licensed to do business in all states (except New York), the District of Columbia and Puerto Rico. MetLife Investors USA is an indirect, wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers.

THE SEPARATE ACCOUNT

     We established the Separate Account as a separate investment account on November 15, 2005 under Delaware law. The Separate Account is the funding vehicle for the Policies, and other variable life insurance policies that we issue. These other policies impose different costs, and provide different benefits, from the Policies. The Separate Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Separate Account's management or investments. However, the Delaware Insurance Commissioner regulates MetLife Investors USA and the Separate Account, which are also subject to the insurance laws and regulations where the Policies are sold.

                          DISTRIBUTION OF THE POLICIES

     Our affiliate, MetLife Investors Distribution Company, 5 Park Plaza, Suite 1900, Irvine, California 92614, ("Distributor") serves as principal underwriter for the Policies. Distributor is a Missouri corporation organized in 2000. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority. Distributor is not a member of the Securities Investor Protection Corporation. Distributor may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Distributor passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the Policies.

     The Policies are sold through licensed life insurance sales representatives who are either registered through our affiliated broker-dealers, or registered through other broker-dealers.

     Distributor received sales compensation with respect to the Policies in the following amounts in the periods indicated:


                                                                               AGGREGATE AMOUNT OF
                                                    AGGREGATE AMOUNT OF      COMMISSIONS RETAINED BY
FISCAL                                              COMMISSIONS PAID TO    DISTRIBUTOR AFTER PAYMENTS
YEAR                                                    DISTRIBUTOR             TO SELLING FIRMS
------                                              -------------------    --------------------------
2010............................................        $48,731,542                    $0
2009............................................        $26,019,066                    $0
2008............................................        $19,512,206                    $0



     We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.


     As noted in the prospectus, we and Distributor pay compensation to all selling firms in the form of commissions and certain types of non-cash compensation. We and Distributor may pay additional compensation to selected firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The amount of additional compensation (non-commission amounts) paid to selected selling firms that sold the policies in 2010 ranged from $531 to $7,490,041. For purposes of calculating these amounts, the amount of compensation received by a selling firm includes the additional compensation received by the firm for the sale of life insurance and annuity products issued by us and our affiliates.



                                      SAI-3

     The following list sets forth the names of selling firms and producer groups that sold the policies and that also received additional compensation in 2010.




Citigroup Global Markets, Inc.   NEXT Financial Group             UBS Financial Services, Inc.
Edward D. Jones & Co., L.P.      NFP Securities, Inc.             U.S. Bancorp Investments, Inc.
Lincoln Financial Services       Oppenheimer & Co., Inc.          UVEST Financial Services Group,
Corporation                      ProEquities, Inc.                Inc.
LPL Financial LLC                Raymond James Financial          Walnut Street Securities, Inc.
Merrill Lynch, Inc.              Services, Inc.                   Wells Fargo Advisers, LLC
Morgan Stanley & Co., Inc.       Transamerica Financial           Wells Fargo Advisers Financial
National Planning Holdings       Advisors, Inc.                   Network, LLC
Corporation                      Tower Square Securities, Inc.    Woodbury Financial Services,
                                                                  Inc.



           ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES

PAYMENT OF PROCEEDS

     We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner's check, or from a premium transaction under our pre-authorized checking arrangement, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.

     Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

PAYMENT OPTIONS

     We pay the Policy's death benefit and cash surrender value in one sum unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the death of the insured. You can contact your registered representative or our Designated Office for the procedure to follow. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") The payment options available are fixed benefit options only and are not affected by the investment experience of the Separate Account. Once payments under an option begin, withdrawal rights may be restricted. Even if the death benefit under the Policy is excludible from income, payments under Payment Options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the Payment Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under Payment Options.

     The following payment options are available:

     (i) SINGLE LIFE INCOME. We pay proceeds in equal monthly installments for the life of the payee.

     (ii) SINGLE LIFE INCOME -- 10-YEAR GUARANTEED PAYMENT PERIOD. We pay proceeds in equal monthly installments during the life of the payee, with a guaranteed payment period of 10 years.

     (iii) JOINT AND SURVIVOR LIFE INCOME. We pay proceeds in equal monthly installments (a) while either of two payees is living, or (b) while either of the two payees is living, but for at least 10 years.

                      ADDITIONAL INFORMATION ABOUT CHARGES

GROUP OR SPONSORED ARRANGEMENTS

     We may issue the Policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. Examples of such arrangements are non-qualified deferred compensation plans. A "sponsored

                                      SAI-4
arrangement" includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.

     We may waive, reduce or vary any Policy charges under Policies sold to a group or sponsored arrangement. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. Consult your registered representative for any variations that may be available and appropriate for your case.

     The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, we offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.

                         POTENTIAL CONFLICTS OF INTEREST

     The Portfolios' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Portfolio shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of a Portfolio, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Portfolios from the Separate Account, if necessary. If we believe any Portfolio action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Separate Account that we may be unable to remedy.

         LIMITS TO METLIFE INVESTORS USA'S RIGHT TO CHALLENGE THE POLICY

     Generally, we can challenge the validity of your Policy or a rider during the insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for two years during the insured's lifetime from receipt of the premium payment. However, if the insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time based on misrepresentations in the application. We can challenge an increase in face amount, with regard to material misstatements concerning such increase, for two years during the insured's lifetime from its effective date.

                           MISSTATEMENT OF AGE OR SEX

     If we determine, while the insured is still living, that there was a misstatement of age or sex in the application, the Policy values and charges will be recalculated from the issue date based on the correct information. If, after the death of the insured, we determine that the application misstates the insured's age or sex, the Policy's death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insured's correct age and, if the Policy is sex-based, correct sex.

                                     REPORTS

     We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, account transfers, lapses, surrenders and other Policy transactions when they occur.

     You will be sent periodic reports containing the financial statements of the Portfolios.


                                      SAI-5

                           PERSONALIZED ILLUSTRATIONS

     We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner's and/or insured's characteristics. The illustrations are intended to show how the death benefit, cash surrender value, and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as face amount, premium payments, insured, risk class, and death benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.

     The illustrated death benefit, cash surrender value, and cash value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the period shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.

     Illustrations may also show the internal rate of return on the cash surrender value and the death benefit. The internal rate of return on the cash surrender value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the cash surrender value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. Illustrations may also show values based on the historical performance of the Investment Divisions. We reserve the right to impose a $25 fee for each illustration that you request in excess of one per year.

                                PERFORMANCE DATA

     We may provide information concerning the historical investment experience of the Investment Divisions, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Portfolios. These net rates of return represent past performance and are not an indication of future performance. Insurance, sales, premium tax, mortality and expense risk and coverage expense charges, which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect only the fees and expenses of the underlying Portfolios. The net rates of return show performance from the inception of the Portfolios, which in some instances, may precede the inception date of the corresponding Investment Division.

                             REGISTRATION STATEMENT

     This Statement of Additional Information and the prospectus omit certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The financial statements of MetLife Investors USA Insurance Company (the "Company"), included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion on the financial statements and includes an explanatory paragraph referring to changes in the Company's method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009 and its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1,
2008). Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


                                      SAI-6

     The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.

                                     EXPERTS

     Paul L. LeClair, FSA, Vice President of MetLife Investors USA Insurance Company has examined actuarial matters included in the Registration Statement, as stated in his opinion filed as an exhibit to the Registration Statement.


                                      SAI-7

METLIFE INVESTORS USA INSURANCE COMPANY

Consolidated Financial Statements

As of December 31, 2010 and 2009 and for the Years Ended December 31, 2010, 2009 and 2008
and Report of Independent Registered Public Accounting Firm

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of MetLife Investors USA Insurance Company:

We have audited the accompanying consolidated balance sheets of MetLife Investors USA Insurance Company and its subsidiary (the "Company") as of December 31, 2010 and 2009, and the related consolidated statements of operations, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2010. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of MetLife Investors USA Insurance Company and its subsidiary as of December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1, the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009 and changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 19, 2011

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2010 AND 2009

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)


                                                                    2010      2009
                                                                  -------   -------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $8,350 and $7,842,
     respectively)..............................................  $ 8,676   $ 7,805
  Equity securities available-for-sale, at estimated fair value
     (cost: $3 and $4, respectively)............................        3         3
  Mortgage loans (net of valuation allowances of $12 and $3,
     respectively)..............................................    1,175       605
  Policy loans..................................................       64        50
  Real estate joint ventures....................................       30        29
  Other limited partnership interests...........................      456       282
  Short-term investments, principally at estimated fair value...      113       835
  Other invested assets, principally at estimated fair value....      215        37
                                                                  -------   -------
     Total investments..........................................   10,732     9,646
Cash and cash equivalents.......................................      240       412
Accrued investment income.......................................      105        84
Premiums, reinsurance and other receivables.....................    9,778     6,972
Deferred policy acquisition costs...............................    2,965     2,554
Current income tax recoverable..................................       25        --
Other assets....................................................      728       680
Separate account assets.........................................   42,435    29,958
                                                                  -------   -------
     Total assets...............................................  $67,008   $50,306
                                                                  =======   =======
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future policy benefits..........................................  $ 2,092   $ 1,444
Policyholder account balances...................................   11,197    10,377
Other policy-related balances...................................    2,120     1,817
Payables for collateral under securities loaned and other
  transactions..................................................    1,246     1,607
Long-term debt..................................................       45        --
Current income tax payable......................................       --        17
Deferred income tax liability...................................      580       400
Other liabilities...............................................    3,601     1,428
Separate account liabilities....................................   42,435    29,958
                                                                  -------   -------
     Total liabilities..........................................   63,316    47,048
                                                                  -------   -------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 10)

STOCKHOLDER'S EQUITY
Preferred stock, par value $1.00 per share; 200,000 shares
  authorized, issued and outstanding............................       --        --
Common stock, par value $200.00 per share; 15,000 shares
  authorized; 11,000 shares issued and outstanding..............        2         2
Additional paid-in capital......................................    2,520     2,520
Retained earnings...............................................    1,063       771
Accumulated other comprehensive income (loss)...................      107       (35)
                                                                  -------   -------
     Total stockholder's equity.................................    3,692     3,258
                                                                  -------   -------
     Total liabilities and stockholder's equity.................  $67,008   $50,306
                                                                  =======   =======




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                      CONSOLIDATED STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                  (IN MILLIONS)


                                                             2010     2009     2008
                                                            ------   ------   ------
REVENUES
Premiums..................................................  $  357   $  393   $  144
Universal life and investment-type product policy fees....     991      745      634
Net investment income.....................................     520      349      253
Other revenues............................................     302      237      127
Net investment gains (losses):
  Other-than-temporary impairments on fixed maturity
     securities...........................................      (9)     (18)     (16)
  Other-than-temporary impairments on fixed maturity
     securities transferred to other comprehensive income
     (loss)...............................................       5        5       --
  Other net investment gains (losses).....................      19      (11)     (20)
                                                            ------   ------   ------
     Total net investment gains (losses)..................      15      (24)     (36)
Net derivative gains (losses).............................     115     (603)     819
                                                            ------   ------   ------
       Total revenues.....................................   2,300    1,097    1,941
                                                            ------   ------   ------
EXPENSES
Policyholder benefits and claims..........................     486      457      384
Interest credited to policyholder account balances........     413      409      249
Other expenses............................................   1,024      613      812
                                                            ------   ------   ------
       Total expenses.....................................   1,923    1,479    1,445
                                                            ------   ------   ------
Income (loss) before provision for income tax.............     377     (382)     496
Provision for income tax expense (benefit)................      85     (185)     149
                                                            ------   ------   ------
Net income (loss).........................................  $  292   $ (197)  $  347
                                                            ======   ======   ======




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                  (IN MILLIONS)


                                                                                   ACCUMULATED OTHER
                                                                              COMPREHENSIVE INCOME (LOSS)
                                                                              ---------------------------
                                                                                    NET
                                                        ADDITIONAL              UNREALIZED    OTHER-THAN-      TOTAL
                                     PREFERRED  COMMON    PAID-IN   RETAINED    INVESTMENT     TEMPORARY   STOCKHOLDER'S
                                       STOCK     STOCK    CAPITAL   EARNINGS  GAINS (LOSSES)  IMPAIRMENTS      EQUITY
                                     ---------  ------  ----------  --------  --------------  -----------  -------------
Balance at January 1, 2008........     $  --      $2      $  960     $  621        $  (8)        $  --         $1,575
Capital contribution from MetLife
  Insurance Company of
  Connecticut.....................                           985                                                  985
Comprehensive income (loss):
  Net income......................                                      347                                       347
  Other comprehensive income
     (loss):
     Unrealized gains (losses) on
       derivative instruments, net
       of income tax..............                                                     1                            1
     Unrealized investment gains
       (losses), net of related
       offsets and income tax.....                                                  (267)                        (267)
                                                                                                               ------
     Other comprehensive income
       (loss).....................                                                                               (266)
                                                                                                               ------
  Comprehensive income (loss).....                                                                                 81
                                       -----      --      ------     ------        -----         -----         ------
Balance at December 31, 2008......        --       2       1,945        968         (274)           --          2,641
Capital contribution from MetLife
  Insurance Company of
  Connecticut.....................                           575                                                  575
Comprehensive income (loss):
  Net loss........................                                     (197)                                     (197)
  Other comprehensive income
     (loss):
     Unrealized gains (losses) on
       derivative instruments, net
       of income tax..............                                                     1                            1
     Unrealized investment gains
       (losses), net of related
       offsets and income tax.....                                                   240            (2)           238
                                                                                                               ------
     Other comprehensive income
       (loss).....................                                                                                239
                                                                                                               ------
  Comprehensive income (loss).....                                                                                 42
                                       -----      --      ------     ------        -----         -----         ------
Balance at December 31, 2009......        --       2       2,520        771          (33)           (2)         3,258
Comprehensive income (loss):
  Net income......................                                      292                                       292
  Other comprehensive income
     (loss):
     Unrealized gains (losses) on
       derivative instruments, net
       of income tax..............                                                   (47)                         (47)
     Unrealized investment gains
       (losses), net of related
       offsets and income tax.....                                                   190            (1)           189
                                                                                                               ------
     Other comprehensive income
       (loss).....................                                                                                142
                                                                                                               ------
  Comprehensive income (loss).....                                                                                434
                                       -----      --      ------     ------        -----         -----         ------
Balance at December 31, 2010......     $  --      $2      $2,520     $1,063        $ 110           $(3)        $3,692
                                       =====      ==      ======     ======        =====         =====         ======




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                  (IN MILLIONS)


                                                                 2010      2009      2008
                                                               -------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)............................................  $   292   $  (197)  $   347
Adjustments to reconcile net income (loss) to net cash
  provided by (used in) operating activities:
  Depreciation and amortization expenses.....................       23        15        13
  Amortization of premiums and accretion of discounts
     associated with investments, net........................      (28)      (25)      (10)
  (Gains) losses on investments and derivatives, net.........     (233)      627      (783)
  Undistributed equity earnings of real estate joint ventures
     and other limited partnership interests.................      (49)        3        23
  Interest credited to policyholder account balances.........      413       409       249
  Universal life and investment-type product policy fees.....     (991)     (745)     (634)
  Change in accrued investment income........................      (21)      (30)       --
  Change in premiums, reinsurance and other receivables......   (2,560)   (1,694)   (2,050)
  Change in deferred policy acquisition costs, net...........     (457)     (531)     (208)
  Change in income tax recoverable (payable).................       61       (42)      161
  Change in other assets.....................................      711       275       250
  Change in insurance-related liabilities and policy-related
     balances................................................      971       753       805
  Change in other liabilities................................    2,079      (109)    1,140
  Other, net.................................................       (7)       --         1
                                                               -------   -------   -------
Net cash provided by (used in) operating activities..........      204    (1,291)     (696)
                                                               -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
Sales, maturities and repayments of:
  Fixed maturity securities..................................    4,488     2,948     1,899
  Equity securities..........................................        1         7         3
  Mortgage loans.............................................       21        31        72
  Real estate joint ventures.................................       --        --         1
  Other limited partnership interests........................       46        46        20
Purchases of:
  Fixed maturity securities..................................   (4,983)   (6,059)   (2,313)
  Equity securities..........................................       --        (2)       --
  Mortgage loans.............................................     (600)     (259)      (49)
  Real estate joint ventures.................................       (4)       (5)      (16)
  Other limited partnership interests........................     (161)      (75)     (118)
Cash received in connection with freestanding derivatives....        2         5         1
Cash paid in connection with freestanding derivatives........      (48)       (9)      (23)
Net change in policy loans...................................      (14)       (9)       (2)
Net change in short-term investments.........................      732       837    (1,198)
Net change in other invested assets..........................      (80)      (80)      (50)
                                                               -------   -------   -------
Net cash used in investing activities........................     (600)   (2,624)   (1,773)
                                                               -------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
  Deposits...................................................    3,219     4,851     3,683
  Withdrawals................................................   (2,634)   (2,343)   (1,290)
Net change in payables for collateral under securities loaned
  and other transactions.....................................     (361)      719       (40)
Long-term debt repaid -- affiliated..........................       --        --      (435)
Capital contribution from MetLife Insurance Company of
  Connecticut................................................       --       575       985
                                                               -------   -------   -------
Net cash provided by financing activities....................      224     3,802     2,903
                                                               -------   -------   -------
Change in cash and cash equivalents..........................     (172)     (113)      434
Cash and cash equivalents, beginning of year.................      412       525        91
                                                               -------   -------   -------
CASH AND CASH EQUIVALENTS, END OF YEAR.......................  $   240   $   412   $   525
                                                               =======   =======   =======
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Net cash paid (received) during the year for:
  Interest...................................................  $    --   $    --   $    20
                                                               =======   =======   =======
  Income tax.................................................  $    20   $  (142)  $   (12)
                                                               =======   =======   =======
Non-cash transactions during the year:
  Long-term debt issued in exchange for certain other
     invested assets.........................................  $    45   $    --   $    --
                                                               =======   =======   =======




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     MetLife Investors USA Insurance Company ("MLI-USA") and its subsidiary and affiliate, (the "Company"), a Delaware domiciled life insurance company is a wholly-owned subsidiary of MetLife Insurance Company of Connecticut ("MICC"). MICC is a subsidiary of MetLife, Inc. ("MetLife"). The Company markets, administers and insures a broad range of term life and universal and variable life insurance policies and variable and fixed annuity contracts.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of MetLife Investors USA Insurance Company and its subsidiary, as well as a partnership in which the Company has control. Intercompany accounts and transactions have been eliminated.

     Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2010 presentation. Such reclassifications include:

     - Reclassification from other net investment gains (losses) of ($603) million and $819 million to net derivative gains (losses) in the consolidated statements of operations for the years ended December 31, 2009 and 2008, respectively; and

     - Reclassification from net change in other invested assets of $5 million and $1 million to cash received in connection with freestanding derivatives and ($9) million and ($23) million to cash paid in connection with freestanding derivatives, all within cash flows from investing activities, in the consolidated statements of cash flows for the years ended December 31, 2009 and 2008, respectively.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements.

     A description of critical estimates is incorporated within the discussion of the related accounting policies which follows. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Fair Value

     As described below, certain assets and liabilities are measured at estimated fair value on the Company's consolidated balance sheets. In addition, the notes to these consolidated financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In many cases, the exit price and the transaction (or entry) price will be the same at initial recognition. However, in certain cases, the transaction price may not represent fair value. The fair value of a liability is based on the amount that would be paid to transfer a liability to a third-party with the same credit standing. It requires that fair value be a market-based

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


measurement in which the fair value is determined based on a hypothetical transaction at the measurement date, considered from the perspective of a market participant. When quoted prices are not used to determine fair value of an asset, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs. The Company prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability's classification within the fair value hierarchy is based on the lowest level of input to its valuation. The input levels are as follows:

     Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

     Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted prices in Level 1; quoted prices in markets that are not active; or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

     Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of estimated fair value requires significant management judgment or estimation.

     Prior to January 1, 2009, the measurement and disclosures of fair value based on exit price excluded certain items such as nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value on a nonrecurring basis.

  Investments

     The accounting policies for the Company's principal investments are as follows:

          Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value.

          Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded in net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities ("ABS"). Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated by management using inputs obtained from third-party specialists, including broker-dealers, and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

          The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of severity and/or age of the gross unrealized loss, as summarized in Note 2 "-- Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale." An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. In contrast, for certain equity securities, greater weight and consideration are given by the Company to a decline in market value and the likelihood such market value decline will recover.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below cost or amortized cost recovers; (vii) with respect to equity securities, whether the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost; (viii) unfavorable changes in forecasted cash flows on mortgage-backed and ABS; and (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          Effective April 1, 2009, the Company prospectively adopted guidance on the recognition and presentation of other-than-temporary impairment ("OTTI") losses as described in "-- Adoption of New Accounting Pronouncements -- Financial Instruments." The guidance requires that an OTTI be recognized in earnings for a fixed maturity security in an unrealized loss position when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its estimated fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or (ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in estimated fair value below amortized cost. If neither of these two conditions exist, the difference between the amortized cost of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors ("noncredit loss") is recorded in other comprehensive income (loss). There was no change for equity securities which, when an OTTI has occurred,

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     continue to be impaired for the entire difference between the equity security's cost and its estimated fair value with a corresponding charge to earnings. The Company does not make any adjustments for subsequent recoveries in value.

          Prior to the adoption of the OTTI guidance, the Company recognized in earnings an OTTI for a fixed maturity security in an unrealized loss position unless it could assert that it had both the intent and ability to hold the fixed maturity security for a period of time sufficient to allow for a recovery of estimated fair value to the security's amortized cost. Also, prior to the adoption of this guidance, the entire difference between the fixed maturity security's amortized cost basis and its estimated fair value was recognized in earnings if it was determined to have an OTTI.

          With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and it is not expected to recover to an amount at least equal to cost prior to the expected time of the sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. When an OTTI loss has occurred, the OTTI loss is the entire difference between the equity security's cost and its estimated fair value with a corresponding charge to earnings.

          With respect to perpetual hybrid securities that have attributes of both debt and equity, some of which are classified as fixed maturity securities and some of which are classified as non-redeemable preferred stock within equity securities, the Company considers in its OTTI analysis whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. The Company also considers whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

          The Company's methodology and significant inputs used to determine the amount of the credit loss on fixed maturity securities under the OTTI guidance are as follows:

          (i) The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows expected to be received. The discount rate is generally the effective interest rate of the fixed maturity security prior to impairment.

          (ii) When determining the collectability and the period over which value is expected to recover, the Company applies the same considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: general payment terms of the security; the likelihood that the issuer can service the scheduled interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

          (iii) Additional considerations are made when assessing the unique features that apply to certain structured securities such as residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and ABS. These additional factors for structured securities include, but are not limited to: the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                the underlying assets backing a particular security; and the payment priority within the tranche structure of the security.

          (iv) When determining the amount of the credit loss for United States ("U.S.") and foreign corporate securities, foreign government securities and state and political subdivision securities, management considers the estimated fair value as the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process which incorporates available information and management's best estimate of scenarios-based outcomes regarding the specific security and issuer; possible corporate restructurings or asset sales by the issuer; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; fundamentals of the industry and geographic area in which the security issuer operates, and the overall macroeconomic conditions.

          The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. These impairments are included within net investment gains (losses). The Company does not change the revised cost basis for subsequent recoveries in value.

          In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

          The Company has invested in certain structured transactions that are variable interest entities ("VIEs"). These structured transactions include asset-backed securitizations, hybrid securities and other limited partnership interests and limited liability companies. The Company consolidates those VIEs for which it is deemed to be the primary beneficiary. The Company reconsiders whether it is the primary beneficiary for investments designated as VIEs on an annual basis.

          Securities Lending. Securities loaned transactions, whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. At the inception of a loan, the Company obtains collateral, generally cash, in an amount at least equal to 102% of the estimated fair value of the securities loaned and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with brokerage firms and commercial banks. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage Loans. For the purposes of determining valuation allowances the Company disaggregates its mortgage loan investments into two portfolio segments: (1) commercial and (2) agricultural.

               Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income. Interest ceases to accrue when collection of interest is not considered probable and/or when interest or principal payments are past due as follows: commercial -- 60 days; and agricultural -- 90 days. When a loan is placed on non-accrual status, uncollected past due interest is charged-off against net investment income. Generally, the accrual

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


          of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. Cash receipts on non-accruing loans are recorded in accordance with the loan agreement as a reduction of principal and/or interest income. Charge-offs occur upon the realization of a credit loss, typically through foreclosure or after a decision is made to sell a loan. Gain or loss upon charge-off is recorded, net of previously established valuation allowances, in net investment gains (losses). Cash recoveries on principal amounts previously charged-off are generally recorded as an increase to the valuation allowance, unless the valuation allowance adequately provides for expected credit losses; then the recovery is recorded in net investment gains (losses). Gains and losses from sales of loans and increases or decreases to valuation allowances are recorded in net investment gains (losses).

               Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are established using the same methodology for both portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. The Company typically uses ten years, or more, of historical experience, in these evaluations. These evaluations are revised as conditions change and new information becomes available.

               All commercial and agricultural loans are monitored on an ongoing basis for potential credit losses. For commercial loans, these ongoing reviews may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, potentially delinquent, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural loans is generally similar, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk commercial and agricultural loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for all loan portfolio segments. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

               For commercial loans, the Company's primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The values utilized in calculating these ratios are developed in connection with the ongoing review of the commercial loan portfolio and are routinely updated.

               For agricultural loans, the Company's primary credit quality indicator is the loan-to-value ratio. Loan-to-value ratios compare the amount of the loan to the estimated fair value of the underlying

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


          collateral. A loan-to-value ratio greater than 100% indicates that the loan amount is greater than the collateral value. A loan-to-value ratio of less than 100% indicates an excess of collateral value over the loan amount. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The values utilized in calculating these ratios are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated.

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned in net investment income using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as these loans are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the policy.

          Real Estate Joint Ventures and Other Limited Partnership
     Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests consisting of leveraged buy-out funds, hedge funds and other private equity funds in which it has more than a minor equity interest or more than a minor influence over the joint ventures or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The equity method is also used for such investments in which the Company has more than a minor influence or more than a 20% interest. Generally, the Company records its share of earnings using a three-month lag methodology for instances where the timely financial information is available and the contractual right exists to receive such financial information on a timely basis. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures or the partnership's operations. The Company reports the distributions from real estate joint ventures and other limited partnership interests accounted for under the cost method and equity in earnings from real estate joint ventures and other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. The Company considers its cost method investments for OTTI when the carrying value of real estate joint ventures and other limited partnership interests exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an OTTI is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at amortized cost, which approximates estimated fair value, or stated at estimated fair value, if available. Short-term investments also include investments in affiliated money market pools.

          Other Invested Assets. Other invested assets consist of tax credit partnerships, freestanding derivatives with positive estimated fair values, and leveraged leases.

          Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of income tax credits and are also accounted for under the equity method or under the effective yield method. The Company reports the equity in earnings of tax credit partnerships in net investment income.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          Freestanding derivatives with positive estimated fair values are described in the derivatives accounting policy which follows.

     Leveraged leases are recorded net of non-recourse debt. The Company participates in lease transactions which are diversified by industry, asset type and geographic area. The Company recognizes income on the leveraged leases by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values and impairs them to expected values.

     Investments Risks and Uncertainties. The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk, and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

     When available, the estimated fair value of the Company's fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs to these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

     Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

     The determination of the amount of allowances and impairments, as applicable, is described previously by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed, ABS and certain structured investment transactions) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

     The accounting guidance for the determination of when an entity is a VIE and when to consolidate a VIE is complex and requires significant management judgment. The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary.

     For most VIEs, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on an annual basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage various risks relating to its ongoing business. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net derivative gains (losses). The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the estimated fair value of a recognized asset or liability ("fair value hedge"); or (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


a recognized asset or liability ("cash flow hedge"). In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting guidance continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under such accounting guidance. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected.

     Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statements of operations within interest income or interest expense to match the location of the hedged item. However, accruals that are not scheduled to settle until maturity are included in the estimated fair value of derivatives in the consolidated balance sheets.

     Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity and the deferred gains or losses on the derivative are reclassified into the consolidated statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statements of operations within interest income or interest expense to match the location of the hedged item. However, accruals that are not scheduled to settle until maturity are included in the estimated fair value of derivatives in the consolidated balance sheets.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


(loss) pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the consolidated balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried in the consolidated balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  Computer Software

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $90 million and $66 million at December 31, 2010 and 2009, respectively. Accumulated amortization of capitalized software was $41 million and $25 million at December 31, 2010 and 2009, respectively. Related amortization expense was $16 million, $10 million and $9 million for the years ended December 31, 2010, 2009 and 2008, respectively.

  Deferred Policy Acquisition Costs ("DAC")

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issuance expenses. The recovery of DAC is dependent upon the future profitability of the related business.

     DAC on life insurance or investment-type contracts is amortized in proportion to gross premiums, or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC related to non-participating and non-dividend paying traditional contracts (primarily term insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, persistency and investment returns at policy issuance,

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance unless the DAC balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance is caused only by variability in premium volumes.

     The Company amortizes DAC related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC balances.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations in amortization of DAC. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

     The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross profits. These include investment returns, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross profits which may have significantly changed. If the update of assumptions causes expected future gross profits to increase, DAC amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross profits to decrease.

     Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Sales Inducements

     The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potentially significant recoverability issue exists, the Company reviews the deferred sales inducements to determine the recoverability of these balances.

  Value of Distribution Agreements

     Value of distribution agreements ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements. The VODA associated with past acquisitions contributed to the Company by MetLife is amortized over useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a potentially significant recoverability issue exists, the Company reviews VODA to determine the recoverability of these balances.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance and traditional annuities. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, policy lapse, renewal, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for non-participating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions used in establishing such liabilities range from 4% to 7%.

     Future policy benefit liabilities for traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 4% to 9%.

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary guarantees relating to certain life policies as follows:

     - Guaranteed minimum death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       the historical experience of the appropriate underlying equity index, such as the Standard & Poor's ("S&P") 500 Index. The benefit assumptions used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed minimum income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder. Certain GMIBs have settlement features that result in a portion of that guarantee being accounted for as an embedded derivative and are recorded in policyholder account balances as described below.

     Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company establishes policyholder account balances for guaranteed minimum benefits relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefits ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product.

     - Guaranteed minimum accumulation benefits ("GMAB") and settlement features in certain GMIB described above provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMAB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product.

     For GMWB, GMAB and certain GMIB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     GMWB, GMAB and certain GMIB are accounted for as embedded derivatives with changes in estimated fair value reported in net derivative gains (losses).

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At inception of the GMWB, GMAB and certain GMIB contracts, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

     The estimated fair values of these embedded derivatives are then determined based on the present value of projected future benefits minus the present value of projected future fees. The projections of future benefits and future fees require capital market and actuarial assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates. The valuation of these embedded derivatives also includes an adjustment for the Company's nonperformance risk and risk margins for non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife's debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment.

     These guaranteed minimum benefits may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates, changes in nonperformance risk and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

     The Company cedes the risks associated with certain of the GMIB, GMAB and GMWB guarantees described in the preceding paragraphs to an affiliated reinsurance company. These reinsurance contracts contain embedded derivatives which are included in premiums, reinsurance and other receivables with changes in estimated fair value reported in net derivative gains (losses). The value of these embedded derivatives on the ceded risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company.

     In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also cedes to the same affiliated reinsurance company certain directly written GMIB guarantees that are accounted for as insurance (i.e. not as embedded derivatives) and the reinsurance contract contains an embedded derivative. These embedded derivatives are included in premiums, reinsurance and other receivables with changes in estimated fair value reported in net derivative gains (losses). The value of these embedded derivatives is determined using a methodology consistent with that described previously for the guarantees directly written by the Company.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees, and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Policyholder account balances relate to investment-type contracts, universal life-type policies and certain guaranteed minimum benefits. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances for these contracts are equal to policy account values, which consist of an accumulation of gross premium payments and credited interest, ranging from 1% to 12%, less expenses, mortality charges and withdrawals.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Other Policy-Related Balances

     Other policy-related balances include policy and contract claims and unearned revenue liabilities.

     The liability for policy and contract claims generally relates to incurred but not reported death claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

     The portion of fees allocated to embedded derivatives described previously is recognized within net derivative gains (losses) as part of the estimated fair value of embedded derivatives.

  Other Revenues

     Other revenues include fees on reinsurance financing agreements and advisory fees. Such fees are recognized in the period in which services are performed.

  Income Taxes

     The Company joins with MICC in filing a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. The Company participates in a tax sharing agreement with MICC. Under the agreement, current income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments (receive reimbursement) to (from) MICC to the extent that their incomes (losses and other credits) contribute to (reduce) the consolidated income tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

     (i) future taxable income exclusive of reversing temporary differences and carryforwards;

     (ii) future reversals of existing taxable temporary differences;

     (iii) taxable income in prior carryback years; and

     (iv) tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (see Note 9) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

     The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its life insurance products and also as a provider of reinsurance for some insurance products issued by third parties.

     For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     The assumptions used to account for long-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

     If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

     Cessions under reinsurance arrangements do not discharge the Company's obligations as the primary insurer.

  Foreign Currency

     The results of foreign operations, if any, are recorded based on the functional currency of each entity. The determination of the functional currency is made based on appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The resulting translation adjustments are charged or credited directly to other comprehensive income or loss, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

  Litigation Contingencies

     The Company is a party to legal actions and is involved in regulatory investigations. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Although it is possible that an adverse outcome in certain matters could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcome of such pending investigations and legal proceedings are not likely to have such an effect. However, it is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could, from time to time, have a material adverse effect upon the Company's consolidated net income or cash flows in particular annual periods.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts are comprised of actively traded mutual funds. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of operations.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Financial Instruments

     Effective December 31, 2010, the Company adopted new guidance regarding disclosures about the credit quality of financing receivables and valuation allowances for credit losses, including credit quality indicators. Such disclosures must be disaggregated by portfolio segment or class based on how a company develops its valuation allowances for credit losses and how it manages its credit exposure. The Company has provided all material required disclosures in its consolidated financial statements. Certain additional disclosures will be required for reporting periods ending March 31, 2011 and certain disclosures relating to troubled debt restructurings have been deferred indefinitely.

     Effective July 1, 2010, the Company adopted new guidance regarding accounting for embedded credit derivatives within structured securities. This guidance clarifies the type of embedded credit derivative that is exempt from embedded derivative bifurcation requirements. Specifically, embedded credit derivatives resulting only from subordination of one financial instrument to another continue to qualify for the scope exception. Embedded credit derivative features other than subordination must be analyzed to determine whether they require bifurcation and separate accounting. The adoption of this guidance did not have an impact on the Company's consolidated financial statements.

     Effective January 1, 2010, the Company adopted new guidance related to financial instrument transfers and consolidation of VIEs. The financial instrument transfer guidance eliminates the concept of a qualified special purpose entity ("QSPE"), eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


beneficial interests. The new consolidation guidance changes the definition of the primary beneficiary, as well as the method of determining whether an entity is a primary beneficiary of a VIE from a quantitative model to a qualitative model. Under the new qualitative model, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered to be the primary beneficiary of the VIE. The guidance requires a quarterly reassessment, as well as enhanced disclosures, including the effects of a company's involvement with VIEs on its financial statements.

     Also effective January 1, 2010, the Company adopted new guidance that indefinitely defers the above changes relating to the Company's interests in entities that have all the attributes of an investment company or for which it is industry practice to apply measurement principles for financial reporting that are consistent with those applied by an investment company. As a result of the deferral, the above guidance did not apply to certain real estate joint ventures and other limited partnership interests held by the Company.

     As more fully described in "Summary of Significant Accounting Policies and Critical Accounting Estimates," effective April 1, 2009, the Company adopted OTTI guidance. This guidance amends the previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities and requires additional disclosures for OTTI on fixed maturity and equity securities.

     The Company had no net cumulative effect adjustment related to the adoption of the OTTI guidance.

     As a result of the adoption of the OTTI guidance, the Company's pre-tax earnings for the year ended December 31, 2009 increased by $5 million, offset by an increase in other comprehensive loss representing OTTI relating to noncredit losses recognized during the year ended December 31, 2009.

     Effective January 1, 2009, the Company adopted guidance on disclosures about derivative instruments and hedging. This guidance requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments and disclosures about credit risk-related contingent features in derivative agreements. The Company has provided all of the material disclosures in its consolidated financial statements.

     The following pronouncements relating to financial instruments had no material impact on the Company's consolidated financial statements:

     - Effective January 1, 2009, the Company adopted prospectively an update on accounting for transfers of financial assets and repurchase financing transactions. This update provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions.

     - Effective December 31, 2008, the Company adopted guidance on the recognition of interest income and impairment on purchased beneficial interests and beneficial interests that continue to be held by a transferor in securitized financial assets. This new guidance more closely aligns the determination of whether an OTTI has occurred for a beneficial interest in a securitized financial asset with the original guidance for fixed maturity securities classified as available-for-sale or held-to-maturity.

     - Effective January 1, 2008, the Company adopted guidance relating to application of the shortcut method of accounting for derivative instruments and hedging activities. This guidance permits interest rate swaps to have a non-zero fair value at inception when applying the shortcut method of assessing hedge effectiveness as long as the difference between the transaction price (zero) and the fair value (exit price), as defined by current accounting guidance on fair value measurements, is solely attributable to a bid-ask spread. In addition, entities are not precluded from applying the shortcut method of assessing hedge effectiveness in a hedging relationship of interest rate risk involving an interest bearing asset or liability in situations where the hedged item is not recognized for accounting purposes until settlement date as long as the period between

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       trade date and settlement date of the hedged item is consistent with generally established conventions in the marketplace.

     - Effective January 1, 2008, the Company adopted guidance that permits a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset. This guidance also includes certain terminology modifications. Upon adoption of this guidance, the Company did not change its accounting policy of not offsetting fair value amounts recognized for derivative instruments under master netting arrangements.

  Business Combinations and Noncontrolling Interests

     Effective January 1, 2009, the Company adopted revised guidance on business combinations and accounting for noncontrolling interests in the consolidated financial statements. Under this guidance:

     - All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

     - Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

     - The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

     - Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition date fair value can be reasonably determined. If the fair value is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

     - Changes in deferred income tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

     - Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

     - Net income (loss) includes amounts attributable to noncontrolling interests.

     - When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

     - Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

     - When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

     The adoption of this guidance on a prospective basis did not have an impact on the Company's consolidated financial statements. As the Company did not have a minority interest, the adoption of this guidance, which required retrospective application of presentation requirements of noncontrolling interest, did not have an impact on the Company's consolidated financial statements.

     Effective January 1, 2009, the Company adopted prospectively guidance on determination of the useful life of intangible assets. This guidance amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset. This change is intended to improve the consistency between the useful life of a recognized intangible asset and the period of expected future cash flows

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


used to measure the fair value of the asset. The Company determines useful lives and provides all of the material disclosures prospectively on intangible assets acquired on or after January 1, 2009 in accordance with this guidance.

  Fair Value

     Effective January 1, 2010, the Company adopted new guidance that requires new disclosures about significant transfers into and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Company's consolidated financial statements.

     Effective January 1, 2008, the Company adopted fair value measurements guidance which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied this guidance prospectively to assets and liabilities measured at fair value. The adoption of this guidance changed the valuation of certain freestanding derivatives by moving from a mid to bid pricing convention as it relates to certain volatility inputs, as well as the addition of liquidity adjustments and adjustments for risks inherent in a particular input or valuation technique. The adoption of this guidance also changed the valuation of the Company's embedded derivatives, most significantly the valuation of embedded derivatives associated with certain guarantees on variable annuity contracts. The change in valuation of embedded derivatives associated with guarantees on annuity contracts resulted from the incorporation of risk margins associated with non-capital market inputs and the inclusion of the Company's nonperformance risk in their valuation. At January 1, 2008, the impact of adopting the guidance on assets and liabilities measured at estimated fair value was $63 million ($41 million, net of income tax) and was recognized as a change in estimate in the accompanying consolidated statement of operations where it was presented in the respective statement of operations caption to which the item measured at estimated fair value is presented. There were no significant changes in estimated fair value of items measured at fair value and reflected in accumulated other comprehensive income (loss). The addition of risk margins and the Company's nonperformance risk adjustment in the valuation of embedded derivatives associated with annuity contracts may result in significant volatility in the Company's consolidated net income in future periods. The Company provided all of the material disclosures in Note 4.

     The following pronouncements relating to fair value had no material impact on the Company's consolidated financial statements:

     - Effective September 30, 2008, the Company adopted guidance relating to the fair value measurements of financial assets when the market for those assets is not active. It provides guidance on how a company's internal cash flow and discount rate assumptions should be considered in the measurement of fair value when relevant market data does not exist, how observable market information in an inactive market affects fair value measurement and how the use of market quotes should be considered when assessing the relevance of observable and unobservable data available to measure fair value.

     - Effective January 1, 2009, the Company implemented fair value measurements guidance for certain nonfinancial assets and liabilities that are recorded at fair value on a non-recurring basis. This guidance applies to such items as: (i) nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination; (ii) reporting units measured at estimated fair value in the first step of a goodwill impairment test; and (iii) indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

     - Effective January 1, 2009, the Company adopted prospectively guidance on issuer's accounting for liabilities measured at fair value with a third-party credit enhancement. This guidance states that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       value measurement of the liability. In addition, it requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value.

     - Effective April 1, 2009, the Company adopted guidance on: (i) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities; and (ii) identifying transactions that are not orderly. The Company has provided all of the material disclosures in its consolidated financial statements.

     - Effective December 31, 2009, the Company adopted guidance on: (i) measuring the fair value of investments in certain entities that calculate NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements for annual periods, about the nature and risks of investments measured at fair value on a recurring or non-recurring basis.

     - Effective December 31, 2009, the Company adopted guidance on measuring liabilities at fair value. This guidance provides clarification for measuring fair value in circumstances in which a quoted price in an active market for the identical liability is not available. In such circumstances a company is required to measure fair value using either a valuation technique that uses: (i) the quoted price of the identical liability when traded as an asset; or (ii) quoted prices for similar liabilities or similar liabilities when traded as assets; or (iii) another valuation technique that is consistent with the principles of fair value measurement such as an income approach (e.g., present value technique) or a market approach (e.g., "entry" value technique).

  Other Pronouncements

     Effective April 1, 2009, the Company adopted prospectively guidance which establishes general standards for accounting and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or available to be issued. The Company has provided all of the material disclosures in its consolidated financial statements.

     Effective January 1, 2008, the Company prospectively adopted guidance on the sale of real estate when the agreement includes a buy-sell clause. This guidance addresses whether the existence of a buy-sell arrangement would preclude partial sales treatment when real estate is sold to a jointly owned entity and concludes that the existence of a buy-sell clause does not necessarily preclude partial sale treatment under current guidance. The adoption of this guidance did not have a material impact on the Company's consolidated financial statements.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

     In April 2011, the Financial Accounting Standards Board ("FASB") issued new guidance regarding accounting for troubled debt restructuring (Accounting Standards Update ("ASU") 2011-02, Receivables (Topic 310): A Creditor's Determination of Whether a Restructuring Is a Troubled Debt Restructuring), effective for the first annual period beginning on or after June 15, 2011 and should be applied retrospectively to the beginning of the annual period of adoption. This guidance clarifies whether a creditor has granted a concession and whether a debtor is experiencing financial difficulties for the purpose of determining when a restructuring constitutes a troubled debt restructuring. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

     In December 2010, the FASB issued new guidance addressing when a business combination should be assumed to have occurred for the purpose of providing pro forma disclosure (ASU 2010-29, Business Combinations (Topic 805): Disclosure of Supplementary Pro Forma Information for Business Combinations). Under the new guidance, if an entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period. The guidance also expands the supplemental pro forma disclosures to include additional narratives. The guidance is effective for fiscal years beginning on or after December 15, 2010. The Company will apply the guidance prospectively on its accounting for future acquisitions

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


and does not expect the adoption of this guidance to have a material impact on the Company's consolidated financial statements.

     In October 2010, the FASB issued new guidance regarding accounting for deferred acquisition costs (ASU 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts) effective for the first quarter of 2012. This guidance clarifies the costs that should be deferred by insurance entities when issuing and renewing insurance contracts. The guidance also specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized. All other acquisition-related costs should be expensed as incurred. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

     In April 2010, the FASB issued new guidance regarding accounting for investment funds determined to be VIEs (ASU 2010-15, How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments). Under this guidance, an insurance entity would not be required to consolidate a voting-interest investment fund when it holds the majority of the voting interests of the fund through its separate accounts. In addition, an insurance entity would not consider the interests held through separate accounts for the benefit of policyholders in the insurer's evaluation of its economics in a VIE, unless the separate account contractholder is a related party. The guidance is effective for the first quarter of 2011. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

2.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, estimated fair value of the Company's fixed maturity and equity securities and the percentage that each sector represents by the respective total holdings for the periods shown. The unrealized loss amounts presented below include the noncredit loss component of OTTI loss:

                                                           DECEMBER 31, 2010
                                       --------------------------------------------------------
                                                       GROSS UNREALIZED
                                        COST OR    ------------------------   ESTIMATED
                                       AMORTIZED          TEMPORARY    OTTI      FAIR      % OF
                                          COST     GAIN      LOSS      LOSS     VALUE     TOTAL
                                       ---------   ----   ---------   -----   ---------   -----
                                                             (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities............    $3,186    $220      $ 34     $  --     $3,372     38.9%
Foreign corporate securities.........     1,394     103         7        --      1,490     17.1
U.S. Treasury and agency securities..     1,153      18        28        --      1,143     13.2
RMBS.................................       956      52        18         6        984     11.3
State and political subdivision
  securities.........................       643      10        23        --        630      7.3
CMBS.................................       490      26         3        --        513      5.9
ABS..................................       409      13        13        --        409      4.7
Foreign government securities........       119      16        --        --        135      1.6
                                         ------    ----      ----     -----     ------    -----
  Total fixed maturity securities (1)
     (2).............................    $8,350    $458      $126       $ 6     $8,676    100.0%
                                         ======    ====      ====     =====     ======    =====
EQUITY SECURITIES:
Common stock.........................    $    1    $  1      $ --     $  --     $    2     66.7%
Non-redeemable preferred stock (1)...         2      --         1        --          1     33.3
                                         ------    ----      ----     -----     ------    -----
  Total equity securities (3)........    $    3    $  1      $  1     $  --     $    3    100.0%
                                         ======    ====      ====     =====     ======    =====


                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                           DECEMBER 31, 2009
                                       --------------------------------------------------------
                                                       GROSS UNREALIZED
                                        COST OR    ------------------------   ESTIMATED
                                       AMORTIZED          TEMPORARY    OTTI      FAIR      % OF
                                          COST     GAIN      LOSS      LOSS     VALUE     TOTAL
                                       ---------   ----   ---------   -----   ---------   -----
                                                             (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities............    $2,893    $112      $ 60     $  --     $2,945     37.8%
Foreign corporate securities.........       943      42        18        --        967     12.4
U.S. Treasury and agency securities..       919       5        65        --        859     11.0
RMBS.................................     1,379      34        44         3      1,366     17.5
State and political subdivision
  securities.........................       358       5        12        --        351      4.5
CMBS.................................       738       5        31        --        712      9.1
ABS..................................       525      11        26         1        509      6.5
Foreign government securities........        87       9        --        --         96      1.2
                                         ------    ----      ----     -----     ------    -----
  Total fixed maturity securities (1)
     (2).............................    $7,842    $223      $256       $ 4     $7,805    100.0%
                                         ======    ====      ====     =====     ======    =====
EQUITY SECURITIES:
Common stock.........................    $    2    $ --      $ --     $  --     $    2     66.7%
Non-redeemable preferred stock (1)...         2      --         1        --          1     33.3
                                         ------    ----      ----     -----     ------    -----
  Total equity securities (3)........    $    4    $ --      $  1     $  --     $    3    100.0%
                                         ======    ====      ====     =====     ======    =====



--------

   (1) Upon acquisition, the Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the security has an interest rate step-up feature which, when combined with other qualitative factors, indicates that the security has more debt-like characteristics. The Company classifies perpetual securities with an interest rate step-up feature which, when combined with other qualitative factors, indicates that the security has more equity-like characteristics, as equity securities within non-redeemable preferred stock. Many of such securities have been issued by non-U.S. financial institutions that are accorded Tier 1 and Upper Tier 2 capital treatment by their respective regulatory bodies and are commonly referred to as "perpetual hybrid securities." The following table presents the perpetual hybrid securities held by the Company at:

                                                                                 DECEMBER 31,
                                                                            ---------------------
                                                                               2010        2009
                              CLASSIFICATION                                ---------   ---------
-------------------------------------------------------------------------   ESTIMATED   ESTIMATED
CONSOLIDATED BALANCE                                                           FAIR        FAIR
SHEETS                        SECTOR TABLE            PRIMARY ISSUERS         VALUE       VALUE
--------------------      --------------------   ------------------------   ---------   ---------
                                                                                (IN MILLIONS)
                          Non-redeemable         Non-U.S. financial
Equity securities         preferred stock        institutions                  $ 1         $ 1
Fixed maturity            Foreign corporate      Non-U.S. financial
  securities              securities             institutions                  $31         $32


--------

   (2) The Company's holdings in redeemable preferred stock with stated maturity dates, commonly referred to as "capital securities", were primarily issued by U.S. financial institutions and have cumulative interest deferral features. The Company held $60 million and $43 million at estimated fair value of such securities at December 31, 2010 and 2009, respectively, which are included in the U.S. and foreign corporate securities sectors within fixed maturity securities.

   (3) Equity securities primarily consist of investments in common and preferred stocks, including certain perpetual hybrid securities and mutual fund interests. Privately-held equity securities represented less than $1 million at estimated fair value at both December 31, 2010 and 2009.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company held foreign currency derivatives with notional amounts of $117 million and $55 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2010 and 2009, respectively.

     The below investment grade and non-income producing amounts presented below are based on rating agency designations and equivalent designations of the National Association of Insurance Commissioners ("NAIC"), with the exception of certain structured securities described below. Non-agency RMBS, including RMBS backed by sub-prime mortgage loans reported within ABS, CMBS and all other ABS are presented based on final ratings from the revised NAIC rating methodologies which became effective December 31, 2009 for non-agency RMBS, including RMBS backed by sub-prime mortgage loans reported within ABS, and December 31, 2010 for CMBS and the remaining ABS (which may not correspond to rating agency designations). All NAIC designation (e.g., NAIC 1 -- 6) amounts and percentages presented herein are based on the revised NAIC methodologies. All rating agency designation (e.g., Aaa/AAA) amounts and percentages presented herein are based on rating agency designations without adjustment for the revised NAIC methodologies described above. Rating agency designations are based on availability of applicable ratings from rating agencies on the NAIC acceptable rating organization list, including Moody's Investors Service ("Moody's"), S&P and Fitch Ratings ("Fitch").

     The following table presents selected information about certain fixed maturity securities held by the Company at:

                                                                      DECEMBER 31,
                                                                    ----------------
                                                                    2010        2009
                                                                    ----        ----
                                                                      (IN MILLIONS)
Below investment grade or non-rated fixed maturity securities:
  Estimated fair value............................................  $686        $413
  Net unrealized gain (loss)......................................  $ 10        $(32)
Non-income producing fixed maturity securities:
  Estimated fair value............................................  $ --        $  4
  Net unrealized gain (loss)......................................  $ --        $ (1)


     Concentrations of Credit Risk (Fixed Maturity Securities) -- Summary. The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

     The Company was not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's stockholder's equity, other than securities of the U.S. government and certain U.S. government agencies. The Company's holdings in U.S. Treasury and agency fixed maturity securities at estimated fair value were $1,143 million and $859 million at December 31, 2010 and 2009, respectively.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- U.S. and Foreign Corporate Securities. The Company maintains a diversified portfolio of corporate fixed maturity securities across industries and issuers. This portfolio does not have an exposure to any single issuer in excess of 1% of total investments. The tables below present for all corporate fixed maturity securities holdings, corporate securities by sector, U.S. corporate securities

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


by major industry types, the largest exposure to a single issuer and the combined holdings in the ten issuers to which it had the largest exposure at:

                                                                  DECEMBER 31,
                                                     -------------------------------------
                                                            2010                2009
                                                     -----------------   -----------------
                                                     ESTIMATED           ESTIMATED
                                                        FAIR      % OF      FAIR      % OF
                                                       VALUE     TOTAL     VALUE     TOTAL
                                                     ---------   -----   ---------   -----
                                                                 (IN MILLIONS)
Corporate fixed maturity securities -- by sector:
  Foreign corporate fixed maturity securities (1)..    $1,490     30.6%    $  967     24.7%
U.S. corporate fixed maturity securities -- by
  industry:
  Consumer.........................................       914     18.8        787     20.1
  Industrial.......................................       888     18.3        761     19.5
  Utility..........................................       829     17.0        696     17.8
  Finance..........................................       319      6.6        345      8.8
  Communications...................................       311      6.4        290      7.4
  Other............................................       111      2.3         66      1.7
                                                       ------    -----     ------    -----
     Total.........................................    $4,862    100.0%    $3,912    100.0%
                                                       ======    =====     ======    =====



--------

   (1) Includes U.S. dollar-denominated debt obligations of foreign obligors and other foreign fixed maturity securities.

                                                                  DECEMBER 31,
                                               -------------------------------------------------
                                                         2010                      2009
                                               -----------------------   -----------------------
                                               ESTIMATED                 ESTIMATED
                                                  FAIR      % OF TOTAL      FAIR      % OF TOTAL
                                                 VALUE     INVESTMENTS     VALUE     INVESTMENTS
                                               ---------   -----------   ---------   -----------
                                                                 (IN MILLIONS)
Concentrations within corporate fixed
  maturity securities:
  Largest exposure to a single issuer........     $ 60         0.6%         $ 55         0.6%
  Holdings in ten issuers with the largest
     exposures...............................     $444         4.1%         $415         4.3%

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Concentrations of Credit Risk (Fixed Maturity Securities) -- RMBS. The table below presents the Company's RMBS holdings and portion rated Aaa/AAA and portion rated NAIC 1 at:

                                                                  DECEMBER 31,
                                                     -------------------------------------
                                                            2010                2009
                                                     -----------------   -----------------
                                                     ESTIMATED           ESTIMATED
                                                        FAIR      % OF      FAIR      % OF
                                                       VALUE     TOTAL     VALUE     TOTAL
                                                     ---------   -----   ---------   -----
                                                                 (IN MILLIONS)
By security type:
  Collateralized mortgage obligations..............     $643      65.3%    $  657     48.1%
  Pass-through securities..........................      341      34.7        709     51.9
                                                        ----     -----     ------    -----
     Total RMBS....................................     $984     100.0%    $1,366    100.0%
                                                        ====     =====     ======    =====
By risk profile:
  Agency...........................................     $788      80.1%    $1,172     85.8%
  Prime............................................      115      11.7        113      8.3
  Alternative residential mortgage loans...........       81       8.2         81      5.9
                                                        ----     -----     ------    -----
     Total RMBS....................................     $984     100.0%    $1,366    100.0%
                                                        ====     =====     ======    =====
Portion rated Aaa/AAA..............................     $811      82.4%    $1,191     87.2%
                                                        ====     =====     ======    =====
Portion rated NAIC 1...............................     $841      85.5%    $1,277     93.5%
                                                        ====     =====     ======    =====



     Collateralized mortgage obligations are a type of mortgage-backed security structured by dividing the cash flows of mortgages into separate pools or tranches of risk that create multiple classes of bonds with varying maturities and priority of payments. Pass-through mortgage-backed securities are a type of asset-backed security that is secured by a mortgage or collection of mortgages. The monthly mortgage payments from homeowners pass from the originating bank through an intermediary, such as a government agency or investment bank, which collects the payments, and for a fee, remits or passes these payments through to the holders of the pass-through securities.

     Prime residential mortgage lending includes the origination of residential mortgage loans to the most creditworthy borrowers with high quality credit profiles. Alternative residential mortgage loans ("Alt-A") are a classification of mortgage loans where the risk profile of the borrower falls between prime and sub-prime. Sub-prime mortgage lending is the origination of residential mortgage loans to borrowers with weak credit profiles.

     The following tables present the Company's investment in Alt-A RMBS by vintage year (vintage year refers to the year of origination and not to the year of purchase) and certain other selected data:

                                                                  DECEMBER 31,
                                                     -------------------------------------
                                                            2010                2009
                                                     -----------------   -----------------
                                                     ESTIMATED           ESTIMATED
                                                        FAIR      % OF      FAIR      % OF
                                                       VALUE     TOTAL     VALUE     TOTAL
                                                     ---------   -----   ---------   -----
                                                                 (IN MILLIONS)
VINTAGE YEAR:
2005 & Prior.......................................     $35       43.2%     $40       49.4%
2006...............................................      21       25.9       15       18.5
2007...............................................      25       30.9       26       32.1
2008 to 2010.......................................      --         --       --         --
                                                        ---      -----      ---      -----
  Total............................................     $81      100.0%     $81      100.0%
                                                        ===      =====      ===      =====


                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                 DECEMBER 31,
                                                       -------------------------------
                                                            2010             2009
                                                       --------------   --------------
                                                                 % OF             % OF
                                                       AMOUNT   TOTAL   AMOUNT   TOTAL
                                                       ------   -----   ------   -----
                                                                (IN MILLIONS)
Net unrealized gain (loss)...........................    $(9)            $(18)
Rated Aa/AA or better................................              --%             4.5%
Rated NAIC 1.........................................             3.9%             9.3%
Distribution of holdings -- at estimated fair
  value -- by collateral type:
  Fixed rate mortgage loans collateral...............           100.0%           100.0%
  Hybrid adjustable rate mortgage loans collateral...              --               --
                                                                -----            -----
     Total Alt-A RMBS................................           100.0%           100.0%
                                                                =====            =====



     Concentrations of Credit Risk (Fixed Maturity Securities) -- CMBS. The Company's holdings in CMBS were $513 million and $712 million at estimated fair value at December 31, 2010 and 2009, respectively. The Company had no exposure to CMBS index securities at December 31, 2010 or 2009. The Company held commercial real estate collateralized debt obligations securities of $5 million and less than $1 million at estimated fair value at December 31, 2010 and 2009, respectively.

     The following tables present the Company's holdings of CMBS by vintage year and certain other selected data at:

                                                                  DECEMBER 31,
                                                     -------------------------------------
                                                            2010                2009
                                                     -----------------   -----------------
                                                     ESTIMATED           ESTIMATED
                                                        FAIR      % OF      FAIR      % OF
                                                       VALUE     TOTAL     VALUE     TOTAL
                                                     ---------   -----   ---------   -----
                                                                 (IN MILLIONS)
VINTAGE YEAR:
2003 & Prior.......................................     $234      45.6%     $370      52.0%
2004...............................................       65      12.7        95      13.4
2005...............................................      170      33.1       200      28.0
2006...............................................       44       8.6        47       6.6
2007 to 2010.......................................       --        --        --        --
                                                        ----     -----      ----     -----
  Total............................................     $513     100.0%     $712     100.0%
                                                        ====     =====      ====     =====




                                                                  DECEMBER 31,
                                                        -------------------------------
                                                             2010             2009
                                                        --------------   --------------
                                                                  % OF             % OF
                                                        AMOUNT   TOTAL   AMOUNT   TOTAL
                                                        ------   -----   ------   -----
                                                                 (IN MILLIONS)
Net unrealized gain (loss)............................    $23             $(26)
Rated Aaa/AAA.........................................             92%              91%
Rated NAIC 1..........................................             97%              98%


     The portion rated Aaa/AAA at December 31, 2010 reflects rating agency designations assigned by nationally recognized rating agencies including Moody's, S&P, Fitch and Realpoint, LLC. The portion rated Aaa/AAA at

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

December 31, 2009 reflects rating agency designations assigned by nationally recognized rating agencies including Moody's, S&P and Fitch.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- ABS. The Company's holdings in ABS were $409 million and $509 million at estimated fair value at December 31, 2010 and 2009, respectively. The Company's ABS are diversified both by collateral type and by issuer.

     The following table presents the collateral type and certain other information about ABS held by the Company at:

                                                                  DECEMBER 31,
                                                     -------------------------------------
                                                            2010                2009
                                                     -----------------   -----------------
                                                     ESTIMATED           ESTIMATED
                                                        FAIR      % OF      FAIR      % OF
                                                       VALUE     TOTAL     VALUE     TOTAL
                                                     ---------   -----   ---------   -----
                                                                 (IN MILLIONS)
By collateral type:
  Credit card loans................................     $181      44.2%     $251      49.3%
  Student loans....................................       38       9.3        52      10.2
  Automobile loans.................................       29       7.1        60      11.8
  RMBS backed by sub-prime mortgage loans..........       26       6.4        21       4.1
  Other loans......................................      135      33.0       125      24.6
                                                        ----     -----      ----     -----
     Total.........................................     $409     100.0%     $509     100.0%
                                                        ====     =====      ====     =====
Portion rated Aaa/AAA..............................     $345      84.4%     $458      90.0%
                                                        ====     =====      ====     =====
Portion rated NAIC 1...............................     $391      95.6%     $499      98.0%
                                                        ====     =====      ====     =====



     Concentrations of Credit Risk (Equity Securities). The Company was not exposed to any concentrations of credit risk in its equity securities holdings of any single issuer greater than 10% of the Company's stockholder's equity or 1% of total investments at December 31, 2010 and 2009.

     Maturities of Fixed Maturity Securities. The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), were as follows at:

                                                                  DECEMBER 31,
                                                 ---------------------------------------------
                                                          2010                    2009
                                                 ---------------------   ---------------------
                                                             ESTIMATED               ESTIMATED
                                                 AMORTIZED      FAIR     AMORTIZED      FAIR
                                                    COST       VALUE        COST       VALUE
                                                 ---------   ---------   ---------   ---------
                                                                 (IN MILLIONS)
Due in one year or less........................    $  128      $  132      $  149      $  151
Due after one year through five years..........     1,095       1,145         740         775
Due after five years through ten years.........     2,264       2,432       1,965       2,006
Due after ten years............................     3,008       3,061       2,346       2,286
                                                   ------      ------      ------      ------
  Subtotal.....................................     6,495       6,770       5,200       5,218
RMBS, CMBS and ABS.............................     1,855       1,906       2,642       2,587
                                                   ------      ------      ------      ------
  Total fixed maturity securities..............    $8,350      $8,676      $7,842      $7,805
                                                   ======      ======      ======      ======



     Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

contractual maturity. RMBS, CMBS and ABS are shown separately in the table, as they are not due at a single maturity.

  EVALUATING AVAILABLE-FOR-SALE SECURITIES FOR OTHER-THAN-TEMPORARY IMPAIRMENT

     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its available-for-sale securities holdings, including fixed maturity securities, equity securities and perpetual hybrid securities, in accordance with its impairment policy in order to evaluate whether such investments are other-than-temporarily impaired. As described more fully in Note 1, effective April 1, 2009, the Company adopted OTTI guidance that amends the methodology for determining for fixed maturity securities whether an OTTI exists, and for certain fixed maturity securities, changes how the amount of the OTTI loss that is charged to earnings is determined. There was no change in the OTTI methodology for equity securities.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                                YEARS ENDED DECEMBER 31,
                                                               -------------------------
                                                               2010      2009       2008
                                                               ----      ----      -----
                                                                     (IN MILLIONS)
Fixed maturity securities.................................     $331      $(33)     $(372)
Fixed maturity securities with noncredit OTTI losses in
  accumulated other comprehensive income (loss)...........       (6)       (4)        --
                                                               ----      ----      -----
  Total fixed maturity securities.........................      325       (37)      (372)
Equity securities.........................................       --        (1)        (4)
Derivatives...............................................      (73)       --          1
Short-term investments....................................       --        (9)      (100)
                                                               ----      ----      -----
     Subtotal.............................................      252       (47)      (475)
                                                               ----      ----      -----
Amounts allocated from:
  Insurance liability loss recognition....................      (34)       --         --
  DAC related to noncredit OTTI losses recognized in
     accumulated other comprehensive income (loss)........        1        --         --
  DAC.....................................................      (53)       (6)        53
                                                               ----      ----      -----
     Subtotal.............................................      (86)       (6)        53
Deferred income tax benefit (expense) related to noncredit
  OTTI losses recognized in accumulated other
  comprehensive income (loss).............................        2         2         --
Deferred income tax benefit (expense).....................      (61)       16        148
                                                               ----      ----      -----
     Net unrealized investment gains (losses).............     $107      $(35)     $(274)
                                                               ====      ====      =====



     Fixed maturity securities with noncredit OTTI losses in accumulated other comprehensive income (loss), as presented above of ($6) million at December 31, 2010, includes ($4) million recognized prior to January 1, 2010, ($5) million (($4) million, net of DAC) of noncredit OTTI losses recognized in the year ended December 31, 2010 and $3 million of subsequent increases in estimated fair value during the year ended December 31, 2010 on such securities for which a noncredit OTTI loss was previously recognized in accumulated other comprehensive income
(loss).

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Fixed maturity securities with noncredit OTTI losses in accumulated other comprehensive income (loss), as presented above of ($4) million at December 31, 2009, includes ($5) million of noncredit OTTI losses recognized in the year ended December 31, 2009 and $1 million of subsequent increases in estimated fair value during the year ended December 31, 2009 on such securities for which a noncredit OTTI loss was previously recognized in accumulated other comprehensive income (loss).

     The changes in net unrealized investment gains (losses) were as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                              2010       2009       2008
                                                              ----      -----      -----
                                                                     (IN MILLIONS)
Balance, beginning of period................................  $(35)     $(274)     $  (8)
Fixed maturity securities on which noncredit OTTI losses
  have been recognized......................................    (2)        (4)        --
Unrealized investment gains (losses) during the year........   301        432       (477)
Unrealized investment gains (losses) relating to:
Insurance liability gain (loss) recognition.................   (34)        --         --
DAC related to noncredit OTTI losses recognized in
  accumulated other comprehensive income (loss).............     1         --         --
  DAC.......................................................   (47)       (59)        68
  Deferred income tax benefit (expense) related to noncredit
     OTTI losses recognized in accumulated other
     comprehensive income (loss)............................    --          2         --
  Deferred income tax benefit (expense).....................   (77)      (132)       143
                                                              ----      -----      -----
Balance, end of period......................................  $107      $ (35)     $(274)
                                                              ====      =====      =====
Change in net unrealized investment gains (losses)..........  $142      $ 239      $(266)
                                                              ====      =====      =====



  CONTINUOUS GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR

     The following tables present the estimated fair value and gross unrealized loss of the Company's fixed maturity and equity securities in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. The unrealized loss amounts presented below include the noncredit component of OTTI loss. Fixed maturity securities on which a noncredit OTTI loss has been recognized in accumulated other comprehensive income (loss) are categorized by length of time as being "less than 12 months" or "equal to or greater than 12 months" in a continuous unrealized loss position based on the point in time that the

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


estimated fair value initially declined to below the amortized cost basis and not the period of time since the unrealized loss was deemed a noncredit OTTI loss.

                                                                  DECEMBER 31, 2010
                                      ------------------------------------------------------------------------
                                                                 EQUAL TO OR GREATER
                                        LESS THAN 12 MONTHS        THAN 12 MONTHS                TOTAL
                                      ----------------------   ----------------------   ----------------------
                                      ESTIMATED      GROSS     ESTIMATED      GROSS     ESTIMATED      GROSS
                                         FAIR     UNREALIZED      FAIR     UNREALIZED      FAIR     UNREALIZED
                                        VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                      ---------   ----------   ---------   ----------   ---------   ----------
                                                     (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities..........     $  275         $ 9        $164         $25        $  439       $ 34
Foreign corporate securities.......        111           2          45           5           156          7
U.S. Treasury and agency
  securities.......................        462          18          52          10           514         28
RMBS...............................         87           2         142          22           229         24
State and political subdivision
  securities.......................        350          15          17           8           367         23
CMBS...............................         24          --          27           3            51          3
ABS................................          6          --          65          13            71         13
Foreign government securities......          9          --          --          --             9         --
                                        ------       -----        ----         ---        ------       ----
  Total fixed maturity securities..     $1,324         $46        $512         $86        $1,836       $132
                                        ======       =====        ====         ===        ======       ====
EQUITY SECURITIES:
Non-redeemable preferred stock.....     $   --       $  --        $  1         $ 1        $    1       $  1
                                        ------       -----        ----         ---        ------       ----
  Total equity securities..........     $   --       $  --        $  1         $ 1        $    1       $  1
                                        ======       =====        ====         ===        ======       ====
Total number of securities in an
  unrealized loss position.........        167                     127
                                        ======                    ====




                                                                  DECEMBER 31, 2009
                                      ------------------------------------------------------------------------
                                                                 EQUAL TO OR GREATER
                                        LESS THAN 12 MONTHS        THAN 12 MONTHS                TOTAL
                                      ----------------------   ----------------------   ----------------------
                                      ESTIMATED      GROSS     ESTIMATED      GROSS     ESTIMATED      GROSS
                                         FAIR     UNREALIZED      FAIR     UNREALIZED      FAIR     UNREALIZED
                                        VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                      ---------   ----------   ---------   ----------   ---------   ----------
                                                     (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities..........     $  563        $11         $375        $ 49        $  938       $ 60
Foreign corporate securities.......        185          7           68          11           253         18
U.S. Treasury and agency
  securities.......................        717         65           --          --           717         65
RMBS...............................        389          7          189          40           578         47
State and political subdivision
  securities.......................        181          6           18           6           199         12
CMBS...............................        156          1          231          30           387         31
ABS................................         31          1          117          26           148         27
Foreign government securities......          4         --           --          --             4         --
                                        ------        ---         ----        ----        ------       ----
  Total fixed maturity securities..     $2,226        $98         $998        $162        $3,224       $260
                                        ======        ===         ====        ====        ======       ====
EQUITY SECURITIES:
Non-redeemable preferred stock.....     $    1        $ 1         $ --        $ --        $    1       $  1
                                        ------        ---         ----        ----        ------       ----
  Total equity securities..........     $    1        $ 1         $ --        $ --        $    1       $  1
                                        ======        ===         ====        ====        ======       ====
Total number of securities in an
  unrealized loss position.........        212                     246
                                        ======                    ====


                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  AGING OF GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive income (loss), gross unrealized loss as a percentage of cost or amortized cost and number of securities for fixed maturity and equity securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                             DECEMBER 31, 2010
                                     -----------------------------------------------------------------
                                       COST OR AMORTIZED       GROSS UNREALIZED          NUMBER OF
                                              COST                   LOSS               SECURITIES
                                     ---------------------   --------------------   ------------------
                                     LESS THAN      20% OR   LESS THAN     20% OR   LESS THAN   20% OR
                                        20%          MORE       20%         MORE       20%       MORE
                                     ---------      ------   ---------     ------   ---------   ------
                                                 (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months...............    $1,364        $ 42        $45          $10      164         7
Six months or greater but less than
  nine months......................        --          14         --            3       --         3
Nine months or greater but less
  than twelve months...............         4           3         --            1        2         1
Twelve months or greater...........       461          80         50           23       92        24
                                       ------        ----      -----        -----
  Total............................    $1,829        $139        $95          $37
                                       ======        ====      =====        =====
Percentage of amortized cost.......                                5%          27%
                                                               =====        =====
EQUITY SECURITIES:
Less than six months...............    $   --        $ --      $  --        $  --       --        --
Six months or greater but less than
  nine months......................        --          --         --           --       --        --
Nine months or greater but less
  than twelve months...............        --          --         --           --       --        --
Twelve months or greater...........        --           2         --            1       --         1
                                       ------        ----      -----        -----
  Total............................    $   --        $  2      $  --          $ 1
                                       ======        ====      =====        =====
Percentage of cost.................                               --%          50%
                                                               =====        =====


                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                              DECEMBER 31, 2009
                                    ---------------------------------------------------------------------
                                      COST OR AMORTIZED         GROSS UNREALIZED
                                             COST                     LOSS           NUMBER OF SECURITIES
                                    ---------------------     --------------------   --------------------
                                    LESS THAN      20% OR     LESS THAN     20% OR   LESS THAN     20% OR
                                       20%          MORE         20%         MORE       20%         MORE
                                    ---------      ------     ---------     ------   ---------     ------
                                                  (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months..............    $1,830        $ 94         $ 51        $ 20       196          10
Six months or greater but less
  than nine months................       327          18           25           4         9           2
Nine months or greater but less
  than twelve months..............       101          30            8           9         6           9
Twelve months or greater..........       822         262           57          86       177          51
                                      ------        ----         ----        ----
  Total...........................    $3,080        $404         $141        $119
                                      ======        ====         ====        ====
Percentage of amortized cost......                                  5%         29%
                                                                 ====        ====
EQUITY SECURITIES:
Less than six months..............    $   --        $ --         $ --        $ --        --          --
Six months or greater but less
  than nine months................        --          --           --          --        --          --
Nine months or greater but less
  than twelve months..............        --           2           --           1        --           1
Twelve months or greater..........        --          --           --          --        --          --
                                      ------        ----         ----        ----
  Total...........................    $   --        $  2         $ --        $  1
                                      ======        ====         ====        ====
Percentage of cost................                                 --%         50%
                                                                 ====        ====



     Equity securities with a gross unrealized loss of 20% or more for twelve months or greater increased from $0 at December 31, 2009 to $1 million at December 31, 2010. As shown in the section ''-- Evaluating Temporarily Impaired Available-for-Sale Securities" below, all $1 million of equity securities with a gross unrealized loss of 20% or more for twelve months or greater at December 31, 2010 were financial services industry investment grade non-redeemable preferred stock rated A or better.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  CONCENTRATION OF GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The Company's gross unrealized losses related to its fixed maturity and equity securities, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive income (loss) of $133 million and $261 million at December 31, 2010 and 2009, respectively, were concentrated, calculated as a percentage of gross unrealized loss and OTTI loss, by sector and industry as follows:

                                                                     DECEMBER 31,
                                                                     ------------
                                                                     2010    2009
                                                                     ----    ----
SECTOR:
  U.S. corporate securities........................................    26%     23%
  U.S. Treasury and agency securities..............................    21      25
  RMBS.............................................................    18      18
  State and political subdivision securities.......................    17       4
  ABS..............................................................    10      10
  Foreign corporate securities.....................................     6       7
  CMBS.............................................................     2      12
  Other............................................................    --       1
                                                                      ---     ---
     Total.........................................................   100%    100%
                                                                      ===     ===
INDUSTRY:
  U.S. Treasury and agency securities..............................    21%     25%
  Mortgage-backed..................................................    20      30
  State and political subdivision securities.......................    17       4
  Finance..........................................................    17      16
  Asset-backed.....................................................    10      10
  Consumer.........................................................     3       3
  Utility..........................................................     2       2
  Industrial.......................................................     1       1
  Communications...................................................     1       1
  Other............................................................     8       8
                                                                      ---     ---
     Total.........................................................   100%    100%
                                                                      ===     ===


                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  EVALUATING TEMPORARILY IMPAIRED AVAILABLE-FOR-SALE SECURITIES

     The following table presents the Company's fixed maturity and equity securities, each with a gross unrealized loss of greater than $10 million, the number of securities, total gross unrealized loss and percentage of total gross unrealized loss at:

                                                                   DECEMBER 31,
                                            ---------------------------------------------------------
                                                        2010                          2009
                                            ---------------------------   ---------------------------
                                            FIXED MATURITY     EQUITY     FIXED MATURITY     EQUITY
                                              SECURITIES     SECURITIES     SECURITIES     SECURITIES
                                            --------------   ----------   --------------   ----------
                                                    (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Number of securities......................          --             --             2              --
Total gross unrealized loss...............       $  --          $  --           $27           $  --
Percentage of total gross unrealized
  loss....................................          --%            --%           10%             --%


     Fixed maturity and equity securities, each with a gross unrealized loss greater than $10 million, decreased $27 million during the year ended December 31, 2010. The cause of the decline in, or improvement in, gross unrealized losses for the year ended December 31, 2010, was primarily attributable to a decrease in interest rates and narrowing of credit spreads. These securities were included in the Company's OTTI review process. Based upon the Company's current evaluation of these securities and other available-for-sale securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired.

     In the Company's impairment review process, the duration and severity of an unrealized loss position for equity securities is given greater weight and consideration than for fixed maturity securities. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. In contrast, for an equity security, greater weight and consideration is given by the Company to a decline in market value and the likelihood such market value decline will recover.

     The following table presents certain information about the Company's equity securities available-for-sale with a gross unrealized loss of 20% or more at December 31, 2010:

                                                                      NON-REDEEMABLE PREFERRED STOCK
                                       -------------------------------------------------------------------------------------------
                                             ALL TYPES OF                                 INVESTMENT GRADE
                          ALL EQUITY        NON-REDEEMABLE       -----------------------------------------------------------------
                          SECURITIES       PREFERRED STOCK              ALL INDUSTRIES              FINANCIAL SERVICES INDUSTRY
                          ----------   -----------------------   ----------------------------   ----------------------------------
                             GROSS        GROSS      % OF ALL       GROSS         % OF ALL         GROSS                     % A
                          UNREALIZED   UNREALIZED     EQUITY     UNREALIZED    NON-REDEEMABLE   UNREALIZED    % OF ALL    RATED OR
                             LOSS         LOSS      SECURITIES      LOSS      PREFERRED STOCK      LOSS      INDUSTRIES    BETTER
                          ----------   ----------   ----------   ----------   ---------------   ----------   ----------   --------
                                                                        (IN MILLIONS)
Less than six months....      $            $             --%         $               --%            $             --%         --%
Six months or greater
  but less than twelve
  months................       --           --           --%          --             --%             --           --%         --%
Twelve months or
  greater...............        1            1          100%           1            100%              1          100%        100%
                              ---          ---                       ---                            ---
All equity securities
  with a gross
  unrealized loss of 20%
  or more...............      $ 1          $ 1          100%         $ 1            100%            $ 1          100%        100%
                              ===          ===                       ===                            ===



     In connection with the equity securities impairment review process, the Company evaluated its holdings in non-redeemable preferred stock, particularly those companies in the financial services industry. The Company considered several factors including whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of non-redeemable preferred stock with a severe or an extended unrealized loss. The

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Company also considered whether any issuers of non-redeemable preferred stock with an unrealized loss held by the Company, regardless of credit rating, have deferred any dividend payments. No such dividend payments had been deferred.

     With respect to common stock holdings, the Company considered the duration and severity of the unrealized losses for securities in an unrealized loss position of 20% or more; and the duration of unrealized losses for securities in an unrealized loss position of less than 20% in an extended unrealized loss position (i.e., 12 months or greater).

     Future OTTIs will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit rating, changes in collateral valuation, changes in interest rates and changes in credit spreads. If economic fundamentals and any of the above factors deteriorate, additional OTTIs may be incurred in upcoming periods.

  NET INVESTMENT GAINS (LOSSES)

     See "-- Evaluating Available-for-Sale Securities for Other-Than-Temporary Impairment" for a discussion of changes in guidance adopted April 1, 2009 that impacted how fixed maturity security OTTI losses that are charged to earnings are measured.

     The components of net investment gains (losses) were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                             2010      2009      2008
                                                             ----      ----      ----
                                                                   (IN MILLIONS)
Total gains (losses) on fixed maturity securities:
Total OTTI losses recognized...............................   $(9)     $(18)     $(16)
Less: Noncredit portion of OTTI losses transferred to and
  recognized in other comprehensive income (loss)..........     5         5        --
                                                              ---      ----      ----
  Net OTTI losses on fixed maturity securities recognized
     in earnings...........................................    (4)      (13)      (16)
  Fixed maturity securities -- net gains (losses) on sales
     and disposals.........................................    30         9       (14)
                                                              ---      ----      ----
     Total gains (losses) on fixed maturity securities.....    26        (4)      (30)
                                                              ---      ----      ----
Other net investment gains (losses):
  Equity securities........................................    --        (2)       --
  Mortgage loans...........................................    (9)        1        (5)
  Real estate joint ventures...............................    (1)       (2)       --
  Other limited partnership interests......................    (1)      (17)       --
  Other gains (losses).....................................    --        --        (1)
                                                              ---      ----      ----
       Total net investment gains (losses).................   $15      $(24)     $(36)
                                                              ===      ====      ====



     See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

     Gains (losses) from foreign currency transactions included within net investment gains (losses) were less than $1 million for the years ended December 31, 2010, 2009 and 2008, respectively.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) were as shown below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                 YEARS ENDED DECEMBER 31,     YEARS ENDED DECEMBER 31,     YEARS ENDED DECEMBER 31,
                                 ------------------------    -------------------------    --------------------------
                                  2010     2009     2008      2010      2009      2008     2010      2009      2008
                                 ------   ------   ------    -----     -----     -----    ------    ------    ------
                                      FIXED MATURITY             EQUITY SECURITIES                   TOTAL
                                        SECURITIES           -------------------------    --------------------------
                                 ------------------------
                                                                    (IN MILLIONS)
Proceeds.......................  $3,329   $2,476   $1,202      $ 3       $ 7     $  --    $3,332    $2,483    $1,202
                                 ======   ======   ======    =====     =====     =====    ======    ======    ======
Gross investment gains.........  $   52   $   25   $   15    $  --     $  --     $  --    $   52    $   25    $   15
                                 ------   ------   ------    -----     -----     -----    ------    ------    ------
Gross investment losses........     (22)     (16)     (29)      --        (2)       --       (22)      (18)      (29)
                                 ------   ------   ------    -----     -----     -----    ------    ------    ------
Total OTTI losses recognized in
  earnings:
  Credit-related...............      (4)     (12)     (15)      --        --        --        (4)      (12)      (15)
  Other (1)....................      --       (1)      (1)      --        --        --        --        (1)       (1)
                                 ------   ------   ------    -----     -----     -----    ------    ------    ------
     Total OTTI losses
       recognized in earnings..      (4)     (13)     (16)      --        --        --        (4)      (13)      (16)
                                 ------   ------   ------    -----     -----     -----    ------    ------    ------
Net investment gains (losses)..  $   26   $   (4)  $  (30)   $  --       $(2)    $  --    $   26    $   (6)   $  (30)
                                 ======   ======   ======    =====     =====     =====    ======    ======    ======



--------

   (1) Other OTTI losses recognized in earnings include impairments on equity securities, impairments on perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

     Fixed maturity security OTTI losses recognized in earnings related to the following sectors and industries within the U.S. and foreign corporate securities sector:

                                                            YEARS ENDED DECEMBER 31,
                                                           --------------------------
                                                           2010       2009       2008
                                                           ----      -----      -----
                                                                  (IN MILLIONS)
Sector:
U.S. and foreign corporate securities -- by industry:
  Utility................................................   $ 1      $  --      $  --
  Finance................................................    --         10         13
  Consumer...............................................    --          1         --
  Communications.........................................    --          1          1
  Other industries.......................................    --         --          2
                                                            ---      -----      -----
     Total U.S. and foreign corporate securities.........     1         12         16
RMBS.....................................................     2          1         --
CMBS.....................................................     1         --         --
                                                            ---      -----      -----
     Total...............................................   $ 4        $13        $16
                                                            ===      =====      =====


                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  CREDIT LOSS ROLLFORWARD -- ROLLFORWARD OF THE CUMULATIVE CREDIT LOSS COMPONENT OF OTTI LOSS RECOGNIZED IN EARNINGS ON FIXED MATURITY SECURITIES STILL HELD FOR WHICH A PORTION OF THE OTTI LOSS WAS RECOGNIZED IN OTHER COMPREHENSIVE INCOME (LOSS)

     The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held by the Company at December 31, 2010 and 2009, respectively, for which a portion of the OTTI loss was recognized in other comprehensive income (loss):

                                                               YEARS ENDED
                                                               DECEMBER 31,
                                                             ---------------
                                                             2010       2009
                                                             ----      -----
                                                              (IN MILLIONS)
Balance, at January 1,.....................................   $ 1      $  --
Credit loss component of OTTI loss not reclassified to
  other comprehensive income (loss) in the cumulative
  effect transition adjustment.............................    --         --
Additions:
  Initial impairments -- credit loss OTTI recognized on
     securities not previously impaired....................     1          1
  Additional impairments -- credit loss OTTI recognized on
     securities previously impaired........................    --         --
Reductions:
  Due to sales (maturities, pay downs or prepayments)
     during the period of securities previously credit loss
     OTTI impaired.........................................    --         --
Due to securities impaired to net present value of expected
  future cash flows........................................    (1)        --
Due to increases in cash flows -- accretion of previous
  credit loss OTTI.........................................    --         --
                                                              ---      -----
Balance, at December 31,...................................   $ 1        $ 1
                                                              ===      =====



  NET INVESTMENT INCOME

     The components of net investment income were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2010      2009      2008
                                                              ----      ----      ----
                                                                    (IN MILLIONS)
Investment income:
Fixed maturity securities...................................  $430      $332      $268
Equity securities...........................................    --        --         1
Mortgage loans..............................................    53        25        23
Policy loans................................................     4         3         2
Real estate joint ventures..................................    (2)       (3)       --
Other limited partnership interests.........................    52        --       (23)
Cash, cash equivalents and short-term investments...........    (2)        3         9
                                                              ----      ----      ----
  Subtotal..................................................   535       360       280
Less: Investment expenses...................................    15        11        27
                                                              ----      ----      ----
  Net investment income.....................................  $520      $349      $253
                                                              ====      ====      ====


                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Affiliated investment expenses, included in the table above, were $8 million, $4 million and $2 million for the years ended December 31, 2010, 2009 and 2008, respectively. See "-- Related Party Investment Transactions" for discussion of affiliated net investment income included in the table above.

  SECURITIES LENDING

     The Company participates in securities lending programs whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, primarily brokerage firms and commercial banks. The Company generally obtains collateral, generally cash, in an amount equal to 102% of the estimated fair value of the securities loaned, which is obtained at the inception of a loan and maintained at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or repledged by the transferee. The Company is liable to return to its counterparties the cash collateral under its control. These transactions are treated as financing arrangements and the associated liability is recorded at the amount of the cash received.

     Elements of the securities lending programs are presented below at:

                                                                    DECEMBER 31,
                                                                  ---------------
                                                                   2010     2009
                                                                  ------   ------
                                                                   (IN MILLIONS)
Securities on loan:
  Amortized cost................................................  $1,157   $1,580
  Estimated fair value..........................................  $1,175   $1,533
Aging of cash collateral liability:
  Open(1).......................................................  $  185   $   29
  Less than thirty days.........................................     504    1,044
  Thirty days or greater but less than sixty days...............      78      293
  Sixty days or greater but less than ninety days...............     205       --
  Ninety days or greater........................................     220      214
                                                                  ------   ------
     Total cash collateral liability............................  $1,192   $1,580
                                                                  ======   ======
Reinvestment portfolio -- estimated fair value..................  $1,180   $1,538
                                                                  ======   ======



--------

   (1) Open -- meaning that the related loaned security could be returned to the Company on the next business day requiring the Company to immediately return the cash collateral.

     The estimated fair value of the securities on loan related to the cash collateral on open at December 31, 2010 was $181 million, of which $120 million were U.S. Treasury and agency securities which, if put to the Company, can be immediately sold to satisfy the cash requirements. The remainder of the securities on loan were primarily U.S. Treasury and agency securities, and very liquid RMBS. The reinvestment portfolio acquired with the cash collateral consisted principally of fixed maturity securities (including U.S. corporate, U.S. Treasury and agency, ABS, RMBS and CMBS).

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  INVESTED ASSETS ON DEPOSIT AND PLEDGED AS COLLATERAL

     The invested assets on deposit and invested assets pledged as collateral are presented in the table below. The amounts presented in the table below are at estimated fair value for fixed maturity securities.

                                                                       DECEMBER 31,
                                                                     ---------------
                                                                     2010       2009
                                                                     ----       ----
                                                                      (IN MILLIONS)
Invested assets on deposit:
  Regulatory agencies(1)...........................................   $ 6        $ 6
Invested assets pledged as collateral:
  Derivative transactions(2).......................................    43          5
                                                                      ---        ---
     Total invested assets on deposit and pledged as collateral....   $49        $11
                                                                      ===        ===



--------

   (1) The Company has investment assets on deposit with regulatory agencies consisting primarily of fixed maturity securities.

   (2) Certain of the Company's invested assets are pledged as collateral for various derivative transactions as described in Note 3.

     See also "-- Securities Lending" for the amount of the Company's cash received from and due back to counterparties pursuant to the Company's securities lending program.

  MORTGAGE LOANS

     Mortgage loans are summarized as follows at:

                                                                  DECEMBER 31,
                                                      -----------------------------------
                                                            2010               2009
                                                      ----------------   ----------------
                                                      CARRYING    % OF   CARRYING    % OF
                                                        VALUE    TOTAL     VALUE    TOTAL
                                                      --------   -----   --------   -----
                                                                   (IN MILLIONS)
Mortgage loans:
  Commercial mortgage loans.........................   $1,002     85.3%    $465      76.9%
  Agricultural mortgage loans.......................      185     15.7      143      23.6
                                                       ------    -----     ----     -----
     Subtotal.......................................    1,187    101.0      608     100.5
  Valuation allowances..............................      (12)    (1.0)      (3)     (0.5)
                                                       ------    -----     ----     -----
     Total mortgage loans, net......................   $1,175    100.0%    $605     100.0%
                                                       ======    =====     ====     =====



     See "-- Related Party Investment Transactions" for discussion of affiliated loans included in the table above. The carrying value of such loans was $119 million and $120 million at December 31, 2010 and 2009, respectively.

     Concentration of Credit Risk -- The Company diversifies its mortgage loan portfolio by both geographic region and property type to reduce the risk of concentration. The Company's commercial and agricultural mortgage loans are collateralized by properties primarily located in the U.S. The carrying value of the Company's commercial and agricultural mortgage loans located in California, New York and Illinois were 22%, 20% and 7%, respectively, of total mortgage loans at December 31, 2010. Additionally, the Company manages risk when originating commercial and agricultural mortgage loans by generally lending only up to 75% of the estimated fair value of the underlying real estate.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following tables present the recorded investment in mortgage loans, by portfolio segment, by method of evaluation of credit loss, and the related valuation allowances, by type of credit loss, at:

                                                             DECEMBER 31,
                                             -------------------------------------------
                                              2010    2009   2010   2009    2010    2009
                                             ------   ----   ----   ----   ------   ----
                                               COMMERCIAL      AGRICUL-        TOTAL
                                             -------------      TURAL      -------------
                                                             -----------
                                                            (IN MILLIONS)
Mortgage loans:
  Evaluated individually for credit
     losses................................  $   --   $ --   $ --   $ --   $   --   $ --
  Evaluated collectively for credit
     losses................................   1,002    465    185    143    1,187    608
                                             ------   ----   ----   ----   ------   ----
     Total mortgage loans..................   1,002    465    185    143    1,187    608
                                             ------   ----   ----   ----   ------   ----
Valuation allowances:
  Specific credit losses...................      --     --     --     --       --     --
  Non-specifically identified credit
     losses................................      12      3     --     --       12      3
                                             ------   ----   ----   ----   ------   ----
     Total valuation allowances............      12      3     --     --       12      3
                                             ------   ----   ----   ----   ------   ----
     Mortgage loans, net of valuation
       allowance...........................  $  990   $462   $185   $143   $1,175   $605
                                             ======   ====   ====   ====   ======   ====



     The following tables present the changes in the valuation allowance, by portfolio segment:

                                                              MORTGAGE LOAN VALUATION
                                                                     ALLOWANCES
                                                         ---------------------------------
                                                         COMMERCIAL   AGRICULTURAL   TOTAL
                                                         ----------   ------------   -----
                                                                   (IN MILLIONS)
Balance at January 1, 2008.............................      $ 2          $  --       $ 2
  Provision (release)..................................        5             --         5
  Charge-offs, net of recoveries.......................       (3)            --        (3)
                                                             ---          -----       ---
Balance at December 31, 2008...........................        4             --         4
  Provision (release)..................................        2             --         2
  Charge-offs, net of recoveries.......................       (3)            --        (3)
                                                             ---          -----       ---
Balance at December 31, 2009...........................        3             --         3
  Provision (release)..................................        9             --         9
  Charge-offs, net of recoveries.......................       --             --        --
                                                             ---          -----       ---
Balance at December 31, 2010...........................      $12          $  --       $12
                                                             ===          =====       ===


                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Commercial Mortgage Loans -- by Credit Quality Indicators with Estimated Fair Value: Presented below for the commercial mortgage loans is the recorded investment, prior to valuation allowances, by the indicated loan-to-value ratio categories and debt service coverage ratio categories and estimated fair value of such mortgage loans by the indicated loan-to-value ratio categories at:

                                                            DECEMBER 31, 2010
                            ---------------------------------------------------------------------------------
                                              RECORDED INVESTMENT
                            -------------------------------------------------------
                               DEBT SERVICE COVERAGE RATIOS
                            ---------------------------------                          ESTIMATED
                            > 1.20X   1.00X - 1.20X   < 1.00X    TOTAL   % OF TOTAL   FAIR VALUE   % OF TOTAL
                            -------   -------------   -------   ------   ----------   ----------   ----------
                                           (IN MILLIONS)                      (IN MILLIONS)
Loan-to-value ratios:
Less than 65%.............    $722        $  --         $30     $  752       75.0%      $  797         75.5%
65% to 75%................     142           10          25        177       17.7          186         17.6
76% to 80%................      14           --          --         14        1.4           15          1.4
Greater than 80%..........      32           27          --         59        5.9           58          5.5
                              ----        -----         ---     ------      -----       ------        -----
  Total...................    $910          $37         $55     $1,002      100.0%      $1,056        100.0%
                              ====        =====         ===     ======      =====       ======        =====



     Agricultural Mortgage Loans -- by Credit Quality Indicator: The recorded investment in agricultural mortgage loans, prior to valuation allowances, by credit quality indicator, was at:

                                                                  DECEMBER 31, 2010
                                                          --------------------------------
                                                             AGRICULTURAL MORTGAGE LOANS
                                                          --------------------------------
                                                          RECORDED INVESTMENT   % OF TOTAL
                                                          -------------------   ----------
                                                                    (IN MILLIONS)
Loan-to-value ratios:
Less than 65%...........................................          $185             100.0%
                                                                  ----             -----
  Total.................................................          $185             100.0%
                                                                  ====             =====



     Past Due, Accrual Status and Impaired Mortgage Loans. The Company has a high quality, well performing mortgage loan portfolio with 100% of all mortgage loans classified as performing at December 31, 2010. The Company had no impaired mortgage loans, no loans 90 days or more past due, no loans in non-accrual status and no loans in foreclosure at both December 31, 2010 and 2009. The Company's average investment in impaired mortgage loans was $9 million for the year ended December 31, 2008. The Company did not recognize interest income on impaired mortgage loans during the years ended December 31, 2010, 2009 and 2008.

  REAL ESTATE JOINT VENTURES

     Real estate joint ventures were categorized as follows:

                                                                  DECEMBER 31,
                                                      -----------------------------------
                                                            2010               2009
                                                      ----------------   ----------------
                                                      CARRYING    % OF   CARRYING    % OF
                                                        VALUE    TOTAL     VALUE    TOTAL
                                                      --------   -----   --------   -----
                                                                   (IN MILLIONS)
Office..............................................     $22      73.4%     $22      75.9%
Real estate private equity funds....................       7      23.3        5      17.2
Retail..............................................       1       3.3        2       6.9
                                                         ---     -----      ---     -----
  Total real estate joint ventures..................     $30     100.0%     $29     100.0%
                                                         ===     =====      ===     =====


                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company's real estate joint ventures are located in the U.S., and at December 31, 2010, 74% and 3% of the Company's real estate joint ventures were located in California and Florida, respectively.

     Impairments of cost method real estate joint ventures were $2 million for both years ended December 31, 2010 and 2009. There were no impairments of real estate joint ventures for the year ended December 31, 2008.

OTHER LIMITED PARTNERSHIP INTERESTS

     The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that principally make private equity investments in companies in the U.S. and overseas) was $456 million and $282 million at December 31, 2010 and 2009, respectively. Included within other limited partnership interests were $105 million and $54 million at December 31, 2010 and 2009, respectively, of investments in hedge funds. Impairments of other limited partnership interests, principally cost method other limited partnership interests, were $1 million and $17 million for the years ended December 31, 2010 and 2009, respectively. There were no impairments of cost method other limited partnership interests for the year ended December 31, 2008.

  COLLECTIVELY SIGNIFICANT EQUITY METHOD INVESTMENTS

     The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $472 million as of December 31, 2010. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $399 million as of December 31, 2010. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

     As further described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. As of December 31, 2010, aggregate net investment income from these equity method real estate joint ventures, real estate funds and other limited partnership interests exceeded 10% of the Company's consolidated pre-tax income (loss) from continuing operations. Accordingly, the Company is providing the following aggregated summarized financial data for such equity method investments. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

     As of, and for the year ended December 31, 2010, the aggregated summarized financial data presented below reflects the latest available financial information. Aggregate total assets of these entities totaled $103.1 billion and $75.1 billion as of December 31, 2010 and 2009, respectively. Aggregate total liabilities of these entities totaled $7.4 billion and $5.2 billion as of December 31, 2010 and 2009, respectively. Aggregate net income (loss) of these entities totaled $11.0 billion, $12.1 billion and ($13.1) billion for the years ended December 31, 2010, 2009 and 2008, respectively. Aggregate net income
(loss) from real estate joint ventures, real estate funds and other limited partnership interests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OTHER INVESTED ASSETS

     The following table presents the carrying value of the Company's other invested assets by type at:

                                                                  DECEMBER 31,
                                                      -----------------------------------
                                                            2010               2009
                                                      ----------------   ----------------
                                                      CARRYING    % OF   CARRYING    % OF
                                                        VALUE    TOTAL     VALUE    TOTAL
                                                      --------   -----   --------   -----
                                                                 (IN MILLIONS)
Tax credit partnerships.............................    $ 91      42.3%     $ 2       5.4%
Freestanding derivatives with positive fair values..      68      31.6       35      94.6
Leveraged leases, net of non-recourse debt..........      56      26.1       --        --
                                                        ----     -----      ---     -----
  Total.............................................    $215     100.0%     $37     100.0%
                                                        ====     =====      ===     =====



     Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of income tax credits, and are accounted for under the equity method or under the effective yield method. See Note 3 for information regarding the freestanding derivatives with positive estimated fair values. See the following section "Leveraged Leases" for the composition of leveraged leases.

  Leveraged Leases

     Investment in leveraged leases, included in other invested assets, consisted of the following:

                                                                  DECEMBER 31, 2010
                                                                  -----------------
                                                                    (IN MILLIONS)
Rental receivables, net.........................................         $ 92
Estimated residual values.......................................           14
                                                                         ----
  Subtotal......................................................          106
Unearned income.................................................          (50)
                                                                         ----
  Investment in leveraged leases................................         $ 56
                                                                         ====



     The Company did not have any investments in leveraged leases at December 31, 2009.

     The rental receivables set forth above are generally due in periodic installments. The payment periods were 22 years. For rental receivables, the Company's primary credit quality indicator is whether the rental receivable is performing or non-performing. The Company generally defines non-performing rental receivables as those that are 90 days or more past due. The determination of performing or non-performing status is assessed monthly. As of December 31, 2010, all of the rental receivables were performing.

     The Company's deferred income tax liability related to leveraged leases was $4 million at December 31, 2010.

     There was no net investment income recognized on leverage leases for the year ended December 31, 2010.

  SHORT-TERM INVESTMENTS

     The carrying value of short-term investments, which includes investments with remaining maturities of one year or less, but greater than three months, at the time of purchase was $113 million and $835 million at December 31, 2010 and 2009, respectively. The Company is exposed to concentrations of credit risk related to securities of the U.S. government and certain U.S. government agencies included within short-term investments, which were $60 million and $563 million at December 31, 2010 and 2009, respectively.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  CASH EQUIVALENTS

     The carrying value of cash equivalents, which includes investments with an original or remaining maturity of three months or less, at the time of purchase was $221 million and $377 million at December 31, 2010 and 2009, respectively. The Company is exposed to concentrations of credit risk related to securities of the U.S. government and certain U.S. government agencies included within cash equivalents, which were $221 million and $341 million at December 31, 2010 and 2009, respectively.

  VARIABLE INTEREST ENTITIES

     The Company holds investments in certain entities that are VIEs. The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds significant variable interests but is not the primary beneficiary and which have not been consolidated at:

                                                                   DECEMBER 31,
                                                  ---------------------------------------------
                                                           2010                    2009
                                                  ---------------------   ---------------------
                                                               MAXIMUM                 MAXIMUM
                                                  CARRYING    EXPOSURE    CARRYING    EXPOSURE
                                                   AMOUNT    TO LOSS(1)    AMOUNT    TO LOSS(1)
                                                  --------   ----------   --------   ----------
                                                                  (IN MILLIONS)
Fixed maturity securities available-for-sale:
  RMBS(2).......................................   $  984      $  984       $ --        $ --
  CMBS(2).......................................      513         513         --          --
  ABS(2)........................................      409         409         --          --
  Foreign corporate securities..................       56          56         40          40
  U.S. corporate securities.....................       24          24         24          24
Other limited partnership interests.............      409         763        182         278
                                                   ------      ------       ----        ----
     Total......................................   $2,395      $2,749       $246        $342
                                                   ======      ======       ====        ====



--------

   (1) The maximum exposure to loss relating to the fixed maturity securities available-for-sale is equal to the carrying amounts or carrying amounts of retained interests. The maximum exposure to loss relating to the other limited partnership interests is equal to the carrying amounts plus any unfunded commitments. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

   (2) As discussed in Note 1, the Company adopted new guidance effective January 1, 2010 which eliminated the concept of a QSPE. As a result, the Company concluded it held variable interests in RMBS, CMBS and ABS. For these interests, the Company's involvement is limited to that of a passive investor.

     As described in Note 10, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2010, 2009 and 2008.

  RELATED PARTY INVESTMENT TRANSACTIONS

     At December 31, 2010 and 2009, the Company held $41 million and $272 million, respectively, in the Metropolitan Money Market Pool and the MetLife Intermediate Income Pool which are affiliated partnerships. These amounts are included in short-term investments. Net investment income (loss) from these investments was ($2) million, $2 million and $8 million for the years ended December 31, 2010, 2009 and 2008, respectively.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, were as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                           -------------------------
                                                           2010      2009       2008
                                                           ----      ----      -----
                                                                 (IN MILLIONS)
Estimated fair value of invested assets transferred to
  affiliates.............................................  $105      $  9      $  --
Amortized cost of invested assets transferred to
  affiliates.............................................  $ 97      $ 13      $  --
Net investment gains (losses) recognized on invested
  assets transferred to affiliates.......................  $  8      $ (4)     $  --
Estimated fair value of assets transferred from
  affiliates.............................................  $ 46      $155      $  --


     During the year ended December 31, 2009, the Company loaned $120 million to wholly-owned real estate subsidiaries of an affiliate, Metropolitan Life Insurance Company ("MLIC"), which is included in mortgage loans. The carrying value of these loans was $119 million and $120 million at December 31, 2010 and 2009, respectively. A loan of $80 million bears interest at 7.26% and is due in quarterly principal and interest payments of $2 million through January 2020, and a loan of $40 million bears interest at 7.01% with quarterly interest only payments of $1 million through January 2020, when the principal balance is due. The loans to affiliates are secured by interests in the real estate subsidiaries, which own operating real estate with a fair value in excess of the loans. Net investment income from this investment was $9 million and less than $1 million for the years ended December 31, 2010 and 2009, respectively.

3.  DERIVATIVE FINANCIAL INSTRUMENTS

  ACCOUNTING FOR DERIVATIVE FINANCIAL INSTRUMENTS

     See Note 1 for a description of the Company's accounting policies for derivative financial instruments.

     See Note 4 for information about the fair value hierarchy for derivatives.

  PRIMARY RISKS MANAGED BY DERIVATIVE FINANCIAL INSTRUMENTS

     The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk, credit risk and equity market risk. The Company uses a variety of strategies to manage these risks, including the use of derivative instruments. The following table presents the gross notional amount,

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


estimated fair value and primary underlying risk exposure of the Company's derivative financial instruments, excluding embedded derivatives held at:

                                                                                DECEMBER 31,
                                                        ------------------------------------------------------------
                                                                     2010                           2009
                                                        -----------------------------  -----------------------------
                                                                     ESTIMATED FAIR                 ESTIMATED FAIR
                                                                        VALUE(1)                       VALUE(1)
PRIMARY UNDERLYING                                      NOTIONAL  -------------------  NOTIONAL  -------------------
RISK EXPOSURE                 INSTRUMENT TYPE            AMOUNT   ASSETS  LIABILITIES   AMOUNT   ASSETS  LIABILITIES
------------------  ----------------------------------  --------  ------  -----------  --------  ------  -----------
                                                                                (IN MILLIONS)
Interest rate       Interest rate swaps...............   $  900     $15       $25       $   40     $ 1      $  --
                    Interest rate floors..............    2,000      45        --        2,000      27         --
                    Interest rate caps................    1,500       1        --        1,000       2         --
                    Interest rate futures.............      780       2         3          309       1         --
                    Interest rate forwards............      485      --        48           --      --         --
Foreign currency    Foreign currency swaps............      117       2         6           55       1          3
                    Foreign currency forwards.........       34      --        --           --      --         --
Credit              Credit default swaps..............      239       3         2          163       3          3
Equity market       Equity options....................       15      --        --            6      --         --
                                                         ------     ---       ---       ------     ---      -----
                      Total...........................   $6,070     $68       $84       $3,573     $35        $ 6
                                                         ======     ===       ===       ======     ===      =====



--------

   (1) The estimated fair value of all derivatives in an asset position is reported within other invested assets in the consolidated balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

     The following table presents the gross notional amount of derivative financial instruments by maturity at December 31, 2010:

                                                               REMAINING LIFE
                                    --------------------------------------------------------------------
                                                  AFTER ONE YEAR   AFTER FIVE YEARS
                                    ONE YEAR OR    THROUGH FIVE       THROUGH TEN     AFTER TEN
                                        LESS           YEARS             YEARS          YEARS      TOTAL
                                    -----------   --------------   ----------------   ---------   ------
                                                                (IN MILLIONS)
Interest rate swaps...............     $   --         $  245              $--            $655     $  900
Interest rate floors..............         --          2,000               --              --      2,000
Interest rate caps................        500          1,000               --              --      1,500
Interest rate futures.............        780             --               --              --        780
Interest rate forwards............         75            375               35              --        485
Foreign currency swaps............          5             18               49              45        117
Foreign currency forwards.........         34             --               --              --         34
Credit default swaps..............         --            239               --              --        239
Equity options....................         15             --               --              --         15
                                       ------         ------              ---            ----     ------
  Total...........................     $1,409         $3,877              $84            $700     $6,070
                                       ======         ======              ===            ====     ======



     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

be made by the counterparty at each due date. The Company utilizes interest rate swaps in fair value, cash flow and non-qualifying hedging relationships.

     The Company purchases interest rate caps and floors primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

     In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

     The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow and non-qualifying hedging relationships.

     Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in cash flow and non-qualifying hedging relationships.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date. The Company utilizes foreign currency forwards in non-qualifying hedging relationships.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to hedge credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. The Company utilizes credit default swaps in non-qualifying hedging relationships.

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury or agency security. These credit default swaps are not designated as hedging instruments.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Equity index options are used by the Company to hedge certain invested assets against adverse changes in equity indices. In an equity index option transaction, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. Equity index options are included in equity options in the preceding table. The Company utilizes equity index options in non-qualifying hedging relationships.

  HEDGING

     The following table presents the gross notional amount and estimated fair value of derivatives designated as hedging instruments by type of hedge designation at:

                                                                      DECEMBER 31,
                                           -----------------------------------------------------------------
                                                         2010                              2009
                                           -------------------------------   -------------------------------
                                                         ESTIMATED FAIR                    ESTIMATED FAIR
                                                              VALUE                             VALUE
DERIVATIVES DESIGNATED AS HEDGING          NOTIONAL   --------------------   NOTIONAL   --------------------
INSTRUMENTS                                 AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
-----------------------------------------  --------   ------   -----------   --------   ------   -----------
                                                                     (IN MILLIONS)
Fair Value Hedges:
  Interest rate swaps....................    $ 10      $  --      $  --        $  --     $  --      $  --
                                             ----      -----      -----        -----     -----      -----
     Subtotal............................      10         --         --           --        --         --
                                             ----      -----      -----        -----     -----      -----
Cash Flow Hedges:
  Foreign currency swaps.................      76          1          3           14        --          1
  Interest rate swaps....................     295          1         22           --        --         --
  Interest rate forwards.................     485         --         48           --        --         --
                                             ----      -----      -----        -----     -----      -----
     Subtotal............................     856          2         73           14        --          1
                                             ----      -----      -----        -----     -----      -----
       Total Qualifying Hedges...........    $866        $ 2        $73          $14     $  --        $ 1
                                             ====      =====      =====        =====     =====      =====



     The following table presents the gross notional amount and estimated fair value of derivatives that were not designated or do not qualify as hedging instruments by derivative type at:

                                                                       DECEMBER 31,
                                            -----------------------------------------------------------------
                                                          2010                              2009
                                            -------------------------------   -------------------------------
                                                          ESTIMATED FAIR                    ESTIMATED FAIR
                                                               VALUE                             VALUE
DERIVATIVES NOT DESIGNATED OR NOT           NOTIONAL   --------------------   NOTIONAL   --------------------
QUALIFYING AS HEDGING INSTRUMENTS            AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
------------------------------------------  --------   ------   -----------   --------   ------   -----------
                                                                     (IN MILLIONS)
Interest rate swaps.......................   $  595      $14        $ 3        $   40      $ 1       $  --
Interest rate floors......................    2,000       45         --         2,000       27          --
Interest rate caps........................    1,500        1         --         1,000        2          --
Interest rate futures.....................      780        2          3           309        1          --
Foreign currency swaps....................       41        1          3            41        1           2
Foreign currency forwards.................       34       --         --            --       --          --
Credit default swaps......................      239        3          2           163        3           3
Equity options............................       15       --         --             6       --          --
                                             ------      ---        ---        ------      ---       -----
  Total non-designated or non-qualifying
     derivatives..........................   $5,204      $66        $11        $3,559      $35         $ 5
                                             ======      ===        ===        ======      ===       =====


                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET DERIVATIVE GAINS (LOSSES)

     The components of net derivative gains (losses) were as follows:

                                                                  YEARS ENDED
                                                                  DECEMBER 31,
                                                              -------------------
                                                              2010    2009   2008
                                                              ----   -----   ----
                                                                 (IN MILLIONS)
Derivatives and hedging gains (losses) (1)..................  $  3   $ (75)  $ 79
Embedded derivatives........................................   112    (528)   740
                                                              ----   -----   ----
  Total net derivative gains (losses).......................  $115   $(603)  $819
                                                              ====   =====   ====



--------

   (1) Includes foreign currency transaction gains (losses) on hedged items in cash flow and non-qualifying hedge relationships, which are not presented elsewhere in this note.

     The Company recognized insignificant net investment income from settlement payments related to qualifying hedges for the years ended December 31, 2010, 2009 and 2008.

     The Company recognized $20 million and $15 million of net derivative gains (losses) from settlement payments related to non-qualifying hedges for the years ended December 31, 2010 and 2009, respectively. The Company recognized insignificant net derivative gains (losses) from settlement payments related to non-qualifying hedges for the year ended December 31, 2008.

  FAIR VALUE HEDGES

     The Company designates and accounts for interest rate swaps to convert fixed rate investments to floating rate investments as fair value hedges when they have met the requirements of fair value hedging.

     The Company recognized insignificant amounts in net derivative gains (losses) representing the ineffective portion of all fair value hedges for the years ended December 31, 2010 and 2008. Changes in the fair value of the derivatives and the hedged items were insignificant for the years ended December 31, 2010 and 2008. The Company did not have any fair value hedges during the year ended December 31, 2009.

     All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities; (ii) interest rate forwards to lock in the price to be paid for forward purchases of investments; and (iii) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed-rate investments.

     For the year ended December 31, 2010, the Company recognized insignificant amounts of net derivative gains (losses) which represented the ineffective portion of all cash flow hedges. For the years ended December 31, 2009 and 2008, the Company did not recognize any net derivative gains (losses) which represented the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or within two months of that date. For the years ended December 31, 2010, 2009 and 2008, there were no amounts reclassified into net derivative gains (losses) related to such discontinued cash flow hedges. At December 31, 2010 the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


six years. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for the years ended December 31, 2009 and 2008.

     The following table presents the components of accumulated other comprehensive income (loss), before income tax, related to cash flow hedges:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                             2010      2009      2008
                                                             ----      ----      ----
                                                                   (IN MILLIONS)
Accumulated other comprehensive income (loss), balance at
  January 1,...............................................  $ (1)      $(2)      $(3)
Gains (losses) deferred in other comprehensive income
  (loss) on the effective portion of cash flow hedges......   (70)        7         1
Amounts reclassified to net derivative gains (losses)......    (2)       (6)       --
                                                             ----       ---       ---
Accumulated other comprehensive income (loss), balance at
  December 31,.............................................  $(73)      $(1)      $(2)
                                                             ====       ===       ===



     At December 31, 2010, $1 million of deferred net gains on derivatives in accumulated other comprehensive income (loss) was expected to be reclassified to earnings within the next 12 months.

     The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations and the consolidated statements of stockholder's equity for the years ended December 31, 2010, 2009 and 2008:

                                                                          AMOUNT AND LOCATION OF
                                                                              GAINS (LOSSES)
                                                                            RECLASSIFIED FROM
                                                    AMOUNT OF GAINS         ACCUMULATED OTHER
                                                   (LOSSES) DEFERRED       COMPREHENSIVE INCOME
                                                     IN ACCUMULATED     (LOSS) INTO INCOME (LOSS)
                                                  OTHER COMPREHENSIVE   -------------------------
DERIVATIVES IN CASH FLOW                            INCOME (LOSS) ON          NET DERIVATIVE
HEDGING RELATIONSHIPS                                 DERIVATIVES             GAINS (LOSSES)
------------------------------------------------  -------------------   -------------------------
                                                                   (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2010:
  Interest rate swaps...........................          $(21)                     $
  Foreign currency swaps........................            (1)                      --
  Interest rate forwards........................           (48)                       2
                                                          ----                    -----
     Total......................................          $(70)                     $ 2
                                                          ====                    =====
FOR THE YEAR ENDED DECEMBER 31, 2009:
  Foreign currency swaps........................          $ (1)                   $  --
  Interest rate forwards........................             8                        6
                                                          ----                    -----
     Total......................................          $  7                      $ 6
                                                          ====                    =====
FOR THE YEAR ENDED DECEMBER 31, 2008:
  Foreign currency swaps........................          $  1                      $--
                                                          ====                    =====



  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting or for purposes other than hedging: (i) interest rate swaps, caps and floors, and interest rate futures to economically hedge its exposure to interest rates; (ii) foreign currency forwards to economically hedge its exposure to adverse movements in exchange rates; (iii) interest rate forwards to buy and sell securities to economically hedge its exposure to interest rates;
(iv) foreign currency swaps to economically hedge its exposure to adverse movements in exchange rates;

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


(v) credit default swaps to economically hedge exposure to adverse movements in credit; (vi) credit default swaps to synthetically create investments; and (vii) equity options to economically hedge certain invested assets against adverse changes in equity indices.

     The following tables present the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                                   NET            NET
                                                               DERIVATIVE     INVESTMENT
                                                             GAINS (LOSSES)    INCOME(1)
                                                             --------------   ----------
                                                                    (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2010:
Interest rate swaps........................................       $ (4)          $  --
Interest rate floors.......................................         17              --
Interest rate caps.........................................         (2)             --
Interest rate futures......................................        (28)             --
Foreign currency swaps.....................................         (1)             --
Foreign currency forwards..................................         (2)             --
Equity options.............................................         --              (1)
Interest rate forwards.....................................          1              --
Credit default swaps.......................................          1              --
                                                                  ----           -----
  Total....................................................       $(18)            $(1)
                                                                  ====           =====
FOR THE YEAR ENDED DECEMBER 31, 2009:
Interest rate swaps........................................       $  1           $  --
Interest rate floors.......................................        (86)             --
Interest rate caps.........................................          1              --
Interest rate futures......................................         (1)             --
Foreign currency swaps.....................................         (9)             --
Credit default swaps.......................................         (2)             --
                                                                  ----           -----
  Total....................................................       $(96)          $  --
                                                                  ====           =====
FOR THE YEAR ENDED DECEMBER 31, 2008.......................       $ 79           $  --
                                                                  ====           =====



--------

   (1) Changes in estimated fair value related to economic hedges of equity method investments in joint ventures.

  CREDIT DERIVATIVES

     In connection with synthetically created investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, generally the contract will require the Company to pay the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $185 million and $115 million at December 31, 2010 and 2009, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At both December 31, 2010 and 2009, the Company would have received $2 million to terminate all of these contracts.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2010 and 2009:

                                                                          DECEMBER 31,
                                     -------------------------------------------------------------------------------------
                                                         2010                                       2009
                                     -------------------------------------------  ----------------------------------------
                                                     MAXIMUM                                      MAXIMUM
                                      ESTIMATED      AMOUNT                        ESTIMATED     AMOUNT OF
                                     FAIR VALUE     OF FUTURE                     FAIR VALUE      FUTURE        WEIGHTED
RATING AGENCY DESIGNATION OF          OF CREDIT  PAYMENTS UNDER      WEIGHTED      OF CREDIT  PAYMENTS UNDER     AVERAGE
REFERENCED                             DEFAULT   CREDIT DEFAULT   AVERAGE YEARS     DEFAULT   CREDIT DEFAULT    YEARS TO
CREDIT OBLIGATIONS (1)                  SWAPS       SWAPS (2)    TO MATURITY (3)     SWAPS       SWAPS (2)    MATURITY (3)
-----------------------------------  ----------  --------------  ---------------  ----------  --------------  ------------
                                                                         (IN MILLIONS)
Aaa/Aa/A
Single name credit default swaps
  (corporate)......................     $  --         $ 23             4.1           $  --         $  3            4.0
Credit default swaps referencing
  indices..........................         1           59             3.3               2          112            3.7
                                        -----         ----                           -----         ----
Subtotal...........................         1           82             3.5               2          115            3.7
                                        -----         ----                           -----         ----
Baa
Credit default swaps referencing
  indices..........................         1          103             5.0              --           --             --
                                        -----         ----                           -----         ----
Total..............................       $ 2         $185             4.4             $ 2         $115            3.7
                                        =====         ====                           =====         ====



--------

   (1) The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's, S&P and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

   (2) Assumes the value of the referenced credit obligations is zero.

   (3) The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

  CREDIT RISK ON FREESTANDING DERIVATIVES

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange-traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. See Note 4 for a description of the impact of credit risk on the valuation of derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. At December 31, 2010 and 2009, the Company was obligated to return cash collateral under its control of $54 million and $28 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets.

     The Company's collateral arrangements for its over-the-counter derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include credit-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company and/or the counterparty. In addition,

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


certain of the Company's netting agreements for derivative instruments contain provisions that require the Company to maintain a specific investment grade credit rating from at least one of the major credit rating agencies. If the Company's credit ratings were to fall below that specific investment grade credit rating, it would be in violation of these provisions, and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments that are in a net liability position after considering the effect of netting agreements.

     The following table presents the estimated fair value of the Company's over-the-counter derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. Derivatives that are not subject to collateral agreements are not included in the scope of this table.

                                                     ESTIMATED FAIR VALUE     FAIR VALUE OF INCREMENTAL COLLATERAL
                                                   OF COLLATERAL PROVIDED:               PROVIDED UPON:
                                                   -----------------------   --------------------------------------
                                                                                              DOWNGRADE IN THE
                                                                             ONE NOTCH     COMPANY'S CREDIT RATING
                                                                             DOWNGRADE    TO A LEVEL THAT TRIGGERS
                                   ESTIMATED                                   IN THE          FULL OVERNIGHT
                               FAIR VALUE (1) OF                             COMPANY'S      COLLATERALIZATION OR
                              DERIVATIVES IN NET        FIXED MATURITY         CREDIT            TERMINATION
                              LIABILITY POSITION        SECURITIES (2)         RATING    OF THE DERIVATIVE POSITION
                              ------------------   -----------------------   ---------   --------------------------
                                                              (IN MILLIONS)
December 31, 2010...........          $69                    $37                $11                  $46
December 31, 2009...........          $ 5                    $--                $--                  $ 5


--------

   (1) After taking into consideration the existence of netting agreements.

   (2) Included in fixed maturity securities in the consolidated balance sheets. The counterparties are permitted by contract to sell or repledge this collateral. At both December 31, 2010 and 2009, the Company did not provide any cash collateral.

     Without considering the effect of netting agreements, the estimated fair value of the Company's over-the-counter derivatives with credit-contingent provisions that were in a gross liability position at December 31, 2010 was $81 million. At December 31, 2010, the Company provided $37 million of securities collateral in connection with these derivatives. In the unlikely event that both: (i) the Company's credit rating was downgraded to a level that triggers full overnight collateralization or termination of all derivative positions; and
(ii) the Company's netting agreements were deemed to be legally unenforceable, then the additional collateral that the Company would be required to provide to its counterparties in connection with its derivatives in a gross liability position at December 31, 2010 would be $44 million. This amount does not consider gross derivative assets of $12 million for which the Company has the contractual right of offset.

     The Company also has exchange-traded futures, which may require the pledging of collateral. At both December 31, 2010 and 2009, the Company did not pledge any securities collateral for exchange-traded futures. At December 31, 2010 and 2009, the Company provided cash collateral for exchange-traded futures of $6 million and $5 million, respectively, which is included in premiums, reinsurance and other receivables.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts principally include: variable annuities with guaranteed minimum

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


benefits, including GMWBs, GMABs and certain GMIBs; affiliated reinsurance contracts of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs; and ceded reinsurance written on a funds withheld basis.

     The following table presents the estimated fair value of the Company's embedded derivatives at:

                                                                      DECEMBER 31,
                                                                    ----------------
                                                                    2010        2009
                                                                    ----        ----
                                                                      (IN MILLIONS)
Net embedded derivatives within asset host contracts:
  Ceded guaranteed minimum benefits...............................  $930        $724
Net embedded derivatives within liability host contracts:
  Direct guaranteed minimum benefits..............................  $174        $199
  Other...........................................................     5         (11)
                                                                    ----        ----
     Net embedded derivatives within liability host contracts.....  $179        $188
                                                                    ====        ====



     The following table presents changes in estimated fair value related to embedded derivatives:

                                                                  YEARS ENDED
                                                                  DECEMBER 31,
                                                              -------------------
                                                              2010    2009   2008
                                                              ----   -----   ----
                                                                 (IN MILLIONS)
Net derivative gains (losses) (1) (2).......................  $112   $(528)  $740


--------

   (1) The valuation of direct guaranteed minimum benefits includes an adjustment for nonperformance risk. Included in net derivative gains (losses), in connection with this adjustment, were gains (losses) of ($140) million, ($432) million and $585 million, for the years ended December 31, 2010, 2009 and 2008, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes an adjustment for nonperformance risk. Included in net derivative gains (losses), in connection with this adjustment, were gains (losses) of $210 million, $816 million and ($1,144) million, for the years ended December 31, 2010, 2009 and 2008, respectively. The net derivative gains (losses) for the year ended December 31, 2010 included a gain of $225 million relating to a refinement for estimating nonperformance risk in fair value measurements implemented at June 30, 2010. See Note 4.

   (2) See Note 7 for discussion of affiliated net derivative gains (losses) included in the table above.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

4.  FAIR VALUE

     Considerable judgment is often required in interpreting market data to develop estimates of fair value and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

  RECURRING FAIR VALUE MEASUREMENTS

     The assets and liabilities measured at estimated fair value on a recurring basis were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                   DECEMBER 31, 2010
                                            --------------------------------------------------------------
                                              FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                            ---------------------------------------------------
                                             QUOTED PRICES IN
                                            ACTIVE MARKETS FOR                      SIGNIFICANT    TOTAL
                                             IDENTICAL ASSETS   SIGNIFICANT OTHER  UNOBSERVABLE  ESTIMATED
                                              AND LIABILITIES   OBSERVABLE INPUTS     INPUTS        FAIR
                                                 (LEVEL 1)          (LEVEL 2)        (LEVEL 3)     VALUE
                                            ------------------  -----------------  ------------  ---------
                                                                     (IN MILLIONS)
ASSETS
Fixed maturity securities:
  U.S. corporate securities...............         $ --              $ 3,210          $  162      $ 3,372
  Foreign corporate securities............           --                1,399              91        1,490
  U.S. Treasury and agency securities.....          495                  648              --        1,143
  RMBS....................................           --                  969              15          984
  State and political subdivision
     securities...........................           --                  630              --          630
  CMBS....................................           --                  506               7          513
  ABS.....................................           --                  328              81          409
  Foreign government securities...........           --                  131               4          135
                                                   ----              -------          ------      -------
     Total fixed maturity securities......          495                7,821             360        8,676
                                                   ----              -------          ------      -------
Equity securities:
  Common stock............................            2                   --              --            2
  Non-redeemable preferred stock..........           --                   --               1            1
                                                   ----              -------          ------      -------
     Total equity securities..............            2                   --               1            3
                                                   ----              -------          ------      -------
Short-term investments (1)................           20                   82               6          108
Derivative assets: (2)
Interest rate contracts...................            2                   61              --           63
Foreign currency contracts................           --                    2              --            2
Credit contracts..........................           --                    2               1            3
                                                   ----              -------          ------      -------
  Total derivative assets.................            2                   65               1           68
Net embedded derivatives within asset host
  contracts (3)...........................           --                   --             930          930
Separate account assets (4)...............           --               42,435              --       42,435
                                                   ----              -------          ------      -------
  Total assets............................         $519              $50,403          $1,298      $52,220
                                                   ====              =======          ======      =======
LIABILITIES
Derivative liabilities: (2)
Interest rate contracts...................         $  3              $    25          $   48      $    76
Foreign currency contracts................           --                    6              --            6
Credit contracts..........................           --                    2              --            2
                                                   ----              -------          ------      -------
  Total derivative liabilities............            3                   33              48           84
Net embedded derivatives within liability
  host contracts (3)......................           --                   --             179          179
                                                   ----              -------          ------      -------
  Total liabilities.......................         $  3              $    33          $  227      $   263
                                                   ====              =======          ======      =======


                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                 DECEMBER 31, 2009
                                          --------------------------------------------------------------
                                            FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                          ---------------------------------------------------
                                           QUOTED PRICES IN
                                          ACTIVE MARKETS FOR                      SIGNIFICANT    TOTAL
                                           IDENTICAL ASSETS   SIGNIFICANT OTHER  UNOBSERVABLE  ESTIMATED
                                            AND LIABILITIES   OBSERVABLE INPUTS     INPUTS        FAIR
                                               (LEVEL 1)          (LEVEL 2)        (LEVEL 3)     VALUE
                                          ------------------  -----------------  ------------  ---------
                                                                   (IN MILLIONS)
ASSETS
Fixed maturity securities:
  U.S. corporate securities.............         $ --              $ 2,806          $  139      $ 2,945
  Foreign corporate securities..........           --                  897              70          967
  U.S. Treasury and agency securities...          340                  519              --          859
  RMBS..................................           --                1,357               9        1,366
  State and political subdivision
     securities.........................           --                  350               1          351
  CMBS..................................           --                  711               1          712
  ABS...................................           --                  450              59          509
  Foreign government securities.........           --                   96              --           96
                                                 ----              -------          ------      -------
     Total fixed maturity securities....          340                7,186             279        7,805
                                                 ----              -------          ------      -------
Equity securities:
  Common stock..........................            2                   --              --            2
  Non-redeemable preferred stock........           --                   --               1            1
                                                 ----              -------          ------      -------
     Total equity securities............            2                   --               1            3
                                                 ----              -------          ------      -------
Short-term investments (1)..............          476                  359              --          835
Derivative assets (2)...................            1                   31               3           35
Net embedded derivatives within asset
  host contracts (3)....................           --                   --             724          724
Separate account assets (4).............           --               29,958              --       29,958
                                                 ----              -------          ------      -------
  Total assets..........................         $819              $37,534          $1,007      $39,360
                                                 ====              =======          ======      =======
LIABILITIES
Derivative liabilities (2)..............         $ --              $     6          $   --      $     6
Net embedded derivatives within
  liability host contracts (3)..........           --                   --             188          188
                                                 ----              -------          ------      -------
  Total liabilities.....................         $ --              $     6          $  188      $   194
                                                 ====              =======          ======      =======



--------

   (1) Short-term investments as presented in the tables above differ from the amounts presented in the consolidated balance sheets because certain short-term investments are not measured at estimated fair value (e.g., time deposits, etc.), and therefore are excluded from the tables presented above.

   (2) Derivative assets are presented within other invested assets in the consolidated balance sheets and derivative liabilities are presented within other liabilities in the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation in the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables which follow.

   (3) Net embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables in the consolidated balance sheets. Net embedded derivatives within liability host contracts are presented in the consolidated balance sheets within policyholder account balances and other liabilities.

   (4) Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  Fixed Maturity Securities, Equity Securities and Short-term Investments

     When available, the estimated fair value of the Company's fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity and management's assumptions regarding estimated duration, liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active markets, quoted prices in markets that are not active and observable yields and spreads in the market.

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation and cannot be supported by reference to market activity. Even though unobservable, these inputs are assumed to be consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

     The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

  Derivatives

     The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, credit correlation assumptions, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and are assumed to be consistent with what other market participants would use when pricing such instruments.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its derivative positions using the standard swap curve which includes a spread to the risk free rate. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

     Most inputs for over-the-counter derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

  Embedded Derivatives Within Asset and Liability Host Contracts

     Embedded derivatives principally include certain direct and ceded variable annuity guarantees, and embedded derivatives related to funds withheld on ceded reinsurance. Embedded derivatives are recorded in the consolidated financial statements at estimated fair value with changes in estimated fair value reported in net income.

     The Company issues certain variable annuity products with guaranteed minimum benefit guarantees. GMWBs, GMABs and certain GMIBs are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances in the consolidated balance sheets.

     The fair value of these guarantees is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates, currency exchange rates and observable and estimated implied volatilities.

     The valuation of these guarantee liabilities includes adjustments for nonperformance risk and for a risk margin related to non-capital market inputs. Both of these adjustments are captured as components of the spread which, when combined with the risk free rate, is used to discount the cash flows of the liability for purposes of determining its fair value.

     The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife's debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife.

     Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

     The Company ceded the risk associated with certain of the GMIB, GMAB and GMWB guarantees described above to an affiliated reinsurance company that are also accounted for as embedded derivatives. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also cedes, to the same affiliated reinsurance company, certain directly written GMIB guarantees that are accounted for as insurance (i.e. not as embedded derivatives) but where the reinsurance contract contains an embedded derivative. These embedded derivatives are included in premiums, reinsurance and other receivables in the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company. Because the direct guarantee is not accounted for at fair value, significant fluctuations in net income may occur as the change in fair value of the embedded derivative on the ceded risk is being recorded in net income without a corresponding and offsetting change in fair value of the direct guarantee.

     As part of its regular review of critical accounting estimates, the Company periodically assesses inputs for estimating nonperformance risk (commonly referred to as "own credit") in fair value measurements. During the second quarter of 2010, the Company completed a study that aggregated and evaluated data, including historical recovery rates of insurance companies, as well as policyholder behavior observed over the past two years as the recent financial crisis evolved. As a result, at the end of the second quarter of 2010, the Company refined the way in which it incorporates expected recovery rates into the nonperformance risk adjustment for purposes of estimating the fair value of investment-type contracts and embedded derivatives within insurance contracts. The Company recognized a gain of $70 million, net of DAC and income tax, relating to implementing the refinement at June 30, 2010.

     The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described above in "-- Fixed Maturity Securities, Equity Securities and Short-term Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities in the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

  Separate Account Assets

     Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets owned by the separate account. Assets within the Company's separate accounts consist of mutual funds. See "-- Valuation Techniques and Inputs by Level Within the Three-Level Fair Value Hierarchy by Major Classes of Assets and Liabilities" below for a discussion of the methods and assumptions used to estimate the fair value of these financial instruments.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

VALUATION TECHNIQUES AND INPUTS BY LEVEL WITHIN THE THREE-LEVEL FAIR VALUE HIERARCHY BY MAJOR CLASSES OF ASSETS AND LIABILITIES

     A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis is as follows:

     The Company determines the estimated fair value of its investments using primarily the market approach and the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or income approach is used.

     While certain investments have been classified as Level 1 from the use of unadjusted quoted prices for identical investments supported by high volumes of trading activity and narrow bid/ask spreads, most investments have been classified as Level 2 because the significant inputs used to measure the fair value on a recurring basis of the same or similar investment are market observable or can be corroborated using market observable information for the full term of the investment. Level 3 investments include those where estimated fair values are based on significant unobservable inputs that are supported by little or no market activity and may reflect our own assumptions about what factors market participants would use in pricing these investments.

LEVEL 1 MEASUREMENTS:

  Fixed Maturity Securities, Equity Securities and Short-term Investments

     These securities are comprised of U.S. Treasury fixed maturity securities, exchange traded common stock, and short-term money market securities, including U.S. Treasury bills. Valuation of these securities is based on unadjusted quoted prices in active markets that are readily and regularly available.

  Derivative Assets and Derivative Liabilities

     These assets and liabilities are comprised of exchange-traded derivatives. Valuation of these assets and liabilities is based on unadjusted quoted prices in active markets that are readily and regularly available.

LEVEL 2 MEASUREMENTS:

  Fixed Maturity Securities, Equity Securities and Short-term Investments

     This level includes fixed maturity securities and equity securities priced principally by independent pricing services using observable inputs. Short-term investments within this level are of a similar nature and class to the Level 2 securities described below; accordingly, the valuation techniques and significant market standard observable inputs used in their valuation are also similar to those described below.

          U.S. corporate and foreign corporate securities. These securities are principally valued using the market and income approaches. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as a benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using a discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes certain below investment grade privately placed fixed maturity securities priced by independent pricing services that use observable inputs.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

          U.S. Treasury and agency securities. These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury curve for the identical security and comparable securities that are actively traded.

          Foreign government and state and political subdivision securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

  Derivative Assets and Derivative Liabilities

     This level includes all types of derivative instruments utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivative instruments with unobservable inputs as described in Level 3. These derivatives are principally valued using an income approach.

  Interest rate contracts.

     Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, London Inter-Bank Offer Rate ("LIBOR") basis curves, and repurchase rates.

     Option-based -- Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves, and interest rate volatility.

  Foreign currency contracts.

     Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves, currency spot rates, and cross currency basis curves.

  Credit contracts.

     Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, credit curves, and recovery rates.

  Equity market contracts.

     Option-based -- Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, spot equity index levels, dividend yield curves, and equity volatility.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Separate Account Assets

     These assets are comprised of certain mutual funds without readily determinable fair values given prices are not published publicly. Valuation of the mutual funds is based upon quoted prices or reported NAV provided by the fund managers.

LEVEL 3 MEASUREMENTS:

     In general, investments classified within Level 3 use many of the same valuation techniques and inputs as described above. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or the general lack of transparency in the process to develop the valuation estimates generally causing these investments to be classified in Level 3.

  Fixed Maturity Securities, Equity Securities and Short-term Investments

     This level includes fixed maturity securities and equity securities priced principally by independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data. Short-term investments within this level are of a similar nature and class to the Level 3 securities described below; accordingly, the valuation techniques and significant market standard observable inputs used in their valuation are also similar to those described below.

          U.S. corporate and foreign corporate securities. These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or cannot be derived principally from, or corroborated by, observable market data, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. Valuations may be based on independent non-binding broker quotations. Generally, below investment grade privately placed or distressed securities included in this level are valued using discounted cash flow methodologies which rely upon significant, unobservable inputs and inputs that cannot be derived principally from, or corroborated by, observable market data.

          Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, or are based on independent non-binding broker quotations. Below investment grade securities and ABS supported by sub-prime mortgage loans included in this level are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, and certain of these securities are valued based on independent non-binding broker quotations.

          Foreign government and state and political subdivision securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques, however these securities are less liquid and certain of the inputs are based on very limited trading activity.

          Non-redeemable preferred stock. These securities, including privately held securities and financial services industry hybrid securities classified within equity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques using inputs such as comparable credit rating and issuance structure. Equity securities valuations determined with discounted cash flow methodologies use inputs such as earnings multiples based on comparable public

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     companies, and industry-specific non-earnings based multiples. Certain of these securities are valued based on independent non-binding broker quotations.

  Derivative Assets and Derivative Liabilities

     These derivatives are principally valued using an income approach. Valuations of non-option based derivatives utilize present value techniques, whereas valuations of option based derivatives utilize option pricing models. These valuation methodologies generally use the same inputs as described in the corresponding sections above for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

  Interest rate contracts.

     Non-option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve and LIBOR basis curves.

  Credit contracts.

     Non-option-based -- Significant unobservable inputs may include credit correlation, repurchase rates, and the extrapolation beyond observable limits of the swap yield curve and credit curves.

  Guaranteed Minimum Benefit Guarantees

     These embedded derivatives are principally valued using an income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

  Reinsurance Ceded on Certain Guaranteed Minimum Benefit Guarantees

     These embedded derivatives are principally valued using an income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, counterparty credit spreads and cost of capital for purposes of calculating the risk margin.

  Embedded Derivatives Within Funds Withheld Related to Certain Ceded
  Reinsurance

     These derivatives are principally valued using an income approach. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the fair value of certain assets within the

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

TRANSFERS BETWEEN LEVELS 1 AND 2:

     During the year ended December 31, 2010, transfers between Levels 1 and 2 were not significant.

TRANSFERS INTO OR OUT OF LEVEL 3:

     Overall, transfers into and/or out of Level 3 are attributable to a change in the observability of inputs. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable. Transfers into and/or out of any level are assumed to occur at the beginning of the period. Significant transfers into and/or out of Level 3 assets and liabilities for the year ended December 31, 2010 are summarized below.

     During the year ended December 31, 2010, fixed maturity securities transfers into Level 3 of $39 million resulted primarily from current market conditions characterized by a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade). These current market conditions have resulted in decreased transparency of valuations and an increased use of broker quotations and unobservable inputs to determine estimated fair value principally for certain RMBS and private placements included in U.S. corporate securities.

     During the year ended December 31, 2010, fixed maturity securities transfers out of Level 3 of $31 million resulted primarily from increased transparency of both new issuances that subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to corroborate pricing received from independent pricing services with observable inputs or increases in market activity and upgraded credit ratings primarily for certain U.S. and foreign corporate securities.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A rollforward of all assets and liabilities measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs is as follows:

                                           FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                --------------------------------------------------------------------------------------------
                                                TOTAL REALIZED/UNREALIZED
                                               GAINS (LOSSES) INCLUDED IN:
                                            --------------------------------     PURCHASES,
                                                                   OTHER           SALES,
                                 BALANCE,                      COMPREHENSIVE   ISSUANCES AND   TRANSFER INTO   TRANSFER OUT
                                JANUARY 1,  EARNINGS (1), (2)  INCOME (LOSS)  SETTLEMENTS (3)   LEVEL 3 (4)   OF LEVEL 3 (4)
                                ----------  -----------------  -------------  ---------------  -------------  --------------
                                                                        (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities...     $139            $ --              $ 4            $ --             $24           $ (5)
  Foreign corporate
     securities...............       70               1                7              38              --            (25)
  RMBS........................        9              --                1             (10)             15             --
  State and political
     subdivision securities...        1              --               --              --              --             (1)
  CMBS........................        1              --                1               5              --             --
  ABS.........................       59              --               10              12              --             --
  Foreign government
     securities...............       --              --               --               4              --             --
                                   ----            ----            -----            ----           -----           ----
     Total fixed maturity
       securities.............     $279            $  1              $23            $ 49             $39           $(31)
                                   ====            ====            =====            ====           =====           ====
Equity securities:
  Non-redeemable preferred
     stock....................     $  1            $ --            $  --            $ --           $  --           $ --
                                   ----            ----            -----            ----           -----           ----
     Total equity securities..     $  1            $ --            $  --            $ --           $  --           $ --
                                   ====            ====            =====            ====           =====           ====
Short-term investments........     $ --            $ --            $  --            $  6           $  --           $ --
Net embedded derivatives (5)..     $536            $112            $  --            $103           $  --           $ --
                                 FAIR VALUE
                                MEASUREMENTS
                                    USING
                                 SIGNIFICANT
                                UNOBSERVABLE
                                   INPUTS
                                  (LEVEL 3)
                                ------------
                                  BALANCE,
                                DECEMBER 31,
                                ------------
                                     (IN
                                  MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities...      $162
  Foreign corporate
     securities...............        91
  RMBS........................        15
  State and political
     subdivision securities...        --
  CMBS........................         7
  ABS.........................        81
  Foreign government
     securities...............         4
                                    ----
     Total fixed maturity
       securities.............      $360
                                    ====
Equity securities:
  Non-redeemable preferred
     stock....................      $  1
                                    ----
     Total equity securities..      $  1
                                    ====
Short-term investments........      $  6
Net embedded derivatives (5)..      $751



                                           FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                --------------------------------------------------------------------------------------------
                                                TOTAL REALIZED/UNREALIZED
                                               GAINS (LOSSES) INCLUDED IN:
                                            --------------------------------     PURCHASES,
                                                                   OTHER           SALES,
                                 BALANCE,                      COMPREHENSIVE   ISSUANCES AND   TRANSFER INTO   TRANSFER OUT
                                JANUARY 1,  EARNINGS (1), (2)  INCOME (LOSS)  SETTLEMENTS (3)   LEVEL 3 (4)   OF LEVEL 3 (4)
                                ----------  -----------------  -------------  ---------------  -------------  --------------
                                                                        (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
LIABILITIES:
Net derivatives: (6)
  Interest rate contracts.....     $  --          $  --            $  48           $  --           $  --           $  --
  Credit contracts............        (3)             1               --               1              --              --
                                   -----          -----            -----           -----           -----           -----
     Total net derivatives....       $(3)           $ 1              $48             $ 1           $  --             $--
                                   =====          =====            =====           =====           =====           =====

                                 FAIR VALUE
                                MEASUREMENTS
                                    USING
                                 SIGNIFICANT
                                UNOBSERVABLE
                                   INPUTS
                                  (LEVEL 3)
                                ------------
                                  BALANCE,
                                DECEMBER 31,
                                ------------
                                     (IN
                                  MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
LIABILITIES:
Net derivatives: (6)
  Interest rate contracts.....      $  48
  Credit contracts............         (1)
                                    -----
     Total net derivatives....        $47
                                    =====


                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                             FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                          ----------------------------------------------------------------------------
                                                         TOTAL REALIZED/UNREALIZED
                                                        GAINS (LOSSES) INCLUDED IN:
                                                      -------------------------------     PURCHASES,
                                                                            OTHER           SALES,       TRANSFER INTO
                                           BALANCE,                     COMPREHENSIVE   ISSUANCES AND     AND/OR OUT
                                          JANUARY 1,  EARNINGS (1),(2)  INCOME (LOSS)  SETTLEMENTS (3)  OF LEVEL 3 (4)
                                          ----------  ----------------  -------------  ---------------  --------------
                                                                          (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities.............     $ 65           $ (17)            $18            $10               $63
  Foreign corporate securities..........       48              (1)             11             12                --
  RMBS..................................        2              --              --              7                --
  State and political subdivision
     securities.........................       --              --              --              1                --
  CMBS..................................       --              (1)              1             --                 1
  ABS...................................       49              --              15             (6)                1
                                             ----           -----           -----            ---             -----
     Total fixed maturity securities....     $164           $ (19)            $45            $24               $65
                                             ====           =====           =====            ===             =====
Equity securities:
  Non-redeemable preferred stock........     $  7           $  (2)            $ 3            $(7)            $  --
                                             ----           -----           -----            ---             -----
     Total equity securities............     $  7           $  (2)            $ 3            $(7)            $  --
                                             ====           =====           =====            ===             =====
Net derivatives (6).....................     $ --           $   1           $  --            $ 2             $  --
Net embedded derivatives (5)............     $963           $(516)          $  --            $89             $  --
                                           FAIR VALUE
                                          MEASUREMENTS
                                              USING
                                           SIGNIFICANT
                                          UNOBSERVABLE
                                             INPUTS
                                            (LEVEL 3)
                                          ------------
                                            BALANCE,
                                          DECEMBER 31,
                                          ------------
                                               (IN
                                            MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities.............      $139
  Foreign corporate securities..........        70
  RMBS..................................         9
  State and political subdivision
     securities.........................         1
  CMBS..................................         1
  ABS...................................        59
                                              ----
     Total fixed maturity securities....      $279
                                              ====
Equity securities:
  Non-redeemable preferred stock........      $  1
                                              ----
     Total equity securities............      $  1
                                              ====
Net derivatives (6).....................      $  3
Net embedded derivatives (5)............      $536



                                          FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                              ----------------------------------------------------------------------------------------------
                                                                               TOTAL REALIZED/UNREALIZED
                                                                              GAINS (LOSSES) INCLUDED IN:
                                                                           --------------------------------     PURCHASES,
                                                                                                  OTHER           SALES,
                                   BALANCE,        IMPACT OF    BALANCE,                      COMPREHENSIVE   ISSUANCES AND
                              DECEMBER 31, 2007  ADOPTION (7)  JANUARY 1,  EARNINGS (1), (2)  INCOME (LOSS)  SETTLEMENTS (3)
                              -----------------  ------------  ----------  -----------------  -------------  ---------------
                                                                                     (IN MILLIONS)
YEAR ENDED DECEMBER 31,
  2008:
ASSETS:
Fixed maturity securities...         $262            $  --        $262            $(13)            $(54)           $(32)
Equity securities...........         $  4            $  --        $  4            $ --             $ (3)           $ --
Net embedded derivatives
  (5).......................         $175              $95        $270            $647             $ --            $ 46
                                 FAIR VALUE MEASUREMENTS USING
                                SIGNIFICANT UNOBSERVABLE INPUTS
                                           (LEVEL 3)
                              ----------------------------------
                               TRANSFER INTO
                                AND/OR OUT            BALANCE,
                              OF LEVEL 3 (4)        DECEMBER 31,
                              --------------        ------------
YEAR ENDED DECEMBER 31,
  2008:
ASSETS:
Fixed maturity securities...         $ 1                $164
Equity securities...........         $ 6                $  7
Net embedded derivatives
  (5).......................       $  --                $963


--------

   (1) Amortization of premium/discount is included within net investment income which is reported within the earnings caption of total gains (losses). Impairments charged to earnings on securities are included within net investment gains (losses) which are reported within the earnings caption of total gains (losses). Lapses associated with embedded derivatives are included within the earnings caption of total gains (losses).

   (2) Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

   (3) The amount reported within purchases, sales, issuances and settlements is the purchase/issuance price (for purchases and issuances) and the sales/settlement proceeds (for sales and settlements) based upon the actual date purchased/issued or sold/settled. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. For embedded derivatives, attributed fees are included within this caption along with settlements, if any.

   (4) Total gains and losses (in earnings and other comprehensive income
       (loss)) are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and out in the same period are excluded from the rollforward.

   (5) Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

   (6) Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

   (7) The impact of adoption of fair value measurement guidance represents the amount recognized in earnings resulting from a change in estimate for certain Level 3 financial instruments held at January 1, 2008. The net

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       impact of adoption on Level 3 assets and liabilities presented in the table above was a $95 million increase to net assets. Such amount was also impacted by a reduction to DAC of $31 million resulting in a net increase of $64 million. This increase was offset by a $1 million reduction in the estimated fair value of Level 2 freestanding derivatives, resulting in a total net impact of adoption of $63 million.

     The tables below summarize both realized and unrealized gains and losses due to changes in estimated fair value recorded in earnings for Level 3 assets and liabilities:

                                                               TOTAL GAINS AND LOSSES
                                                    --------------------------------------------
                                                     CLASSIFICATION OF REALIZED/UNREALIZED GAINS
                                                            (LOSSES) INCLUDED IN EARNINGS
                                                    --------------------------------------------
                                                                     NET          NET
                                                        NET      INVESTMENT   DERIVATIVE
                                                    INVESTMENT      GAINS        GAINS
                                                      INCOME      (LOSSES)     (LOSSES)    TOTAL
                                                    ----------   ----------   ----------   -----
                                                                    (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
ASSETS:
Fixed maturity securities:
  Foreign corporate securities....................     $  --          $ 1        $ --       $  1
                                                       -----        -----        ----       ----
     Total fixed maturity securities..............     $  --          $ 1        $ --       $  1
                                                       =====        =====        ====       ====
Net embedded derivatives..........................     $  --        $  --        $112       $112
LIABILITIES:
Net derivatives:
  Credit contracts................................        --           --          (1)        (1)
                                                       -----        -----        ----       ----
     Total net derivatives........................     $  --        $  --        $ (1)      $ (1)
                                                       =====        =====        ====       ====




                                                               TOTAL GAINS AND LOSSES
                                                    --------------------------------------------
                                                     CLASSIFICATION OF REALIZED/UNREALIZED GAINS
                                                            (LOSSES) INCLUDED IN EARNINGS
                                                    --------------------------------------------
                                                                     NET          NET
                                                        NET      INVESTMENT   DERIVATIVE
                                                    INVESTMENT      GAINS        GAINS
                                                      INCOME      (LOSSES)     (LOSSES)    TOTAL
                                                    ----------   ----------   ----------   -----
                                                                    (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities.......................     $  --        $(17)        $  --     $ (17)
  Foreign corporate securities....................        --          (1)           --        (1)
  CMBS............................................        --          (1)           --        (1)
                                                       -----        ----         -----     -----
     Total fixed maturity securities..............     $  --        $(19)        $  --     $ (19)
                                                       =====        ====         =====     =====
Equity securities:
  Non-redeemable preferred stock..................     $  --        $ (2)        $  --     $  (2)
                                                       -----        ----         -----     -----
     Total equity securities......................     $  --        $ (2)        $  --     $  (2)
                                                       =====        ====         =====     =====
Net derivatives...................................     $  --        $ --         $   1     $   1
Net embedded derivatives..........................     $  --        $ --         $(516)    $(516)

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                               TOTAL GAINS AND LOSSES
                                                    --------------------------------------------
                                                     CLASSIFICATION OF REALIZED/UNREALIZED GAINS
                                                            (LOSSES) INCLUDED IN EARNINGS
                                                    --------------------------------------------
                                                                     NET          NET
                                                        NET      INVESTMENT   DERIVATIVE
                                                    INVESTMENT      GAINS        GAINS
                                                      INCOME      (LOSSES)     (LOSSES)    TOTAL
                                                    ----------   ----------   ----------   -----
                                                                    (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2008:
ASSETS:
Fixed maturity securities.........................     $  --        $(13)        $ --       $(13)
Net embedded derivatives..........................     $  --        $ --         $647       $647


     The tables below summarize the portion of unrealized gains and losses, due to changes in estimated fair value, recorded in earnings for Level 3 assets and liabilities that were still held at the respective time periods:

                                                      CHANGES IN UNREALIZED GAINS (LOSSES)
                                                   RELATING TO ASSETS AND LIABILITIES HELD AT
                                                                DECEMBER 31, 2010
                                                  --------------------------------------------
                                                                   NET          NET
                                                      NET      INVESTMENT   DERIVATIVE
                                                  INVESTMENT      GAINS        GAINS
                                                    INCOME      (LOSSES)     (LOSSES)    TOTAL
                                                  ----------   ----------   ----------   -----
                                                                  (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
ASSETS:
Fixed maturity securities:
  ABS...........................................       $ 1        $  --        $ --       $  1
                                                     -----        -----        ----       ----
     Total fixed maturity securities............       $ 1        $  --        $ --       $  1
                                                     =====        =====        ====       ====
Net embedded derivatives........................     $  --          $--        $120       $120
LIABILITIES:
Net derivatives:
  Credit contracts..............................        --           --          (1)        (1)
                                                     -----        -----        ----       ----
     Total net derivatives......................     $  --        $  --        $ (1)      $ (1)
                                                     =====        =====        ====       ====


                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                      CHANGES IN UNREALIZED GAINS (LOSSES)
                                                   RELATING TO ASSETS AND LIABILITIES HELD AT
                                                                DECEMBER 31, 2009
                                                  --------------------------------------------
                                                                   NET          NET
                                                      NET      INVESTMENT   DERIVATIVE
                                                  INVESTMENT      GAINS        GAINS
                                                    INCOME      (LOSSES)     (LOSSES)    TOTAL
                                                  ----------   ----------   ----------   -----
                                                                  (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities.....................     $  --        $(17)        $  --     $ (17)
  Foreign corporate securities..................        --          (1)           --        (1)
  CMBS..........................................        --          (1)           --        (1)
                                                     -----        ----         -----     -----
     Total fixed maturity securities............     $  --        $(19)        $  --     $ (19)
                                                     =====        ====         =====     =====
Net derivatives.................................     $  --        $ --         $   1     $   1
Net embedded derivatives........................     $  --        $ --         $(510)    $(510)



                                                      CHANGES IN UNREALIZED GAINS (LOSSES)
                                                   RELATING TO ASSETS AND LIABILITIES HELD AT
                                                                DECEMBER 31, 2008
                                                  --------------------------------------------
                                                                   NET          NET
                                                      NET      INVESTMENT   DERIVATIVE
                                                  INVESTMENT      GAINS        GAINS
                                                    INCOME      (LOSSES)     (LOSSES)    TOTAL
                                                  ----------   ----------   ----------   -----
                                                                  (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2008:
ASSETS:
Fixed maturity securities.......................     $  --        $(12)        $ --       $(12)
Net embedded derivatives........................     $  --        $ --         $649       $649


  NON-RECURRING FAIR VALUE MEASUREMENTS

     Certain assets are measured at estimated fair value on a non-recurring basis and are not included in the tables presented above. The amounts below relate to certain investments measured at estimated fair value during the period and still held at the reporting dates.

                                                                  YEARS ENDED DECEMBER 31,
                              ------------------------------------------------------------------------------------------------
                                                2010                                     2009
                              ---------------------------------------  ---------------------------------------       2008
                                               ESTIMATED       NET                      ESTIMATED       NET     --------------
                                 CARRYING         FAIR     INVESTMENT     CARRYING         FAIR     INVESTMENT     CARRYING
                              VALUE PRIOR TO  VALUE AFTER     GAINS    VALUE PRIOR TO  VALUE AFTER     GAINS    VALUE PRIOR TO
                                MEASUREMENT   MEASUREMENT   (LOSSES)     MEASUREMENT   MEASUREMENT   (LOSSES)     MEASUREMENT
                              --------------  -----------  ----------  --------------  -----------  ----------  --------------
                                                                        (IN MILLIONS)
Other limited partnership
  interests (1).............        $4             $3          $(1)          $21            $4         $(17)          $--
Real estate joint ventures
  (2).......................        $3             $1          $(2)          $ 7            $5         $ (2)          $--
                                YEARS ENDED DECEMBER 31,
                              ---------------------------
                                          2008
                              ---------------------------
                               ESTIMATED           NET
                                  FAIR         INVESTMENT
                              VALUE AFTER         GAINS
                              MEASUREMENT       (LOSSES)
                              -----------      ----------
                                     (IN MILLIONS)
Other limited partnership
  interests (1).............      $--              $--
Real estate joint ventures
  (2).......................      $--              $--


--------

   (1) Other limited partnership interests -- The impaired investments presented above were accounted for using the cost method. Impairments on these cost method investments were recognized at estimated fair value determined from information provided in the financial statements of the underlying entities in the period in which the impairment was incurred. These impairments to estimated fair value represent non-recurring fair value measurements that have been classified as Level 3 due to the limited activity and price transparency inherent in the market for such investments. This category includes several private equity and debt funds

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

       that typically invest primarily in international leveraged buyout funds. The estimated fair values of these investments have been determined using the NAV of the Company's ownership interest in the partners' capital. Distributions from these investments will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next 2 to 10 years. Unfunded commitments for these investments were $4 million and $7 million at December 31, 2010 and 2009, respectively.

   (2) Real estate joint ventures -- The impaired investments presented above were accounted for using the cost method. Impairments on these cost method investments were recognized at estimated fair value determined from information provided in the financial statements of the underlying entities in the period in which the impairment was incurred. These impairments to estimated fair value represent non-recurring fair value measurements that have been classified as Level 3 due to the limited activity and price transparency inherent in the market for such investments. This category includes several real estate funds that typically invest primarily in commercial real estate. The estimated fair values of these investments have been determined using the NAV of the Company's ownership interest in the partners' capital. Distributions from these investments will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next 2 to 10 years. Unfunded commitments for these investments were less than $1 million and $7 million at December 31, 2010 and 2009, respectively.

  FAIR VALUE OF FINANCIAL INSTRUMENTS

     Amounts related to the Company's financial instruments that were not measured at fair value on a recurring basis, were as follows:

                                                                                ESTIMATED
                                                          NOTIONAL   CARRYING      FAIR
DECEMBER 31, 2010                                          AMOUNT      VALUE      VALUE
--------------------------------------------------------  --------   --------   ---------
                                                                   (IN MILLIONS)
ASSETS
Mortgage loans, net.....................................              $1,175      $1,249
Policy loans............................................              $   64      $   64
Real estate joint ventures (1)..........................              $    6      $    5
Other limited partnership interests (1).................              $    8      $    7
Short-term investments (2)..............................              $    5      $    5
Cash and cash equivalents...............................              $  240      $  240
Accrued investment income...............................              $  105      $  105
Premiums, reinsurance and other receivables (1).........              $5,526      $5,943
LIABILITIES
Policyholder account balances (1).......................              $6,462      $7,001
Payables for collateral under securities loaned and
  other transactions....................................              $1,246      $1,246
Long-term debt..........................................              $   45      $   45
Other liabilities (1)...................................              $  137      $  137
Separate account liabilities (1)........................              $1,125      $1,125
COMMITMENTS (3)
Mortgage loan commitments...............................     $80      $   --      $   (1)
Commitments to fund private corporate bond investments..     $66      $   --      $    3

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                                ESTIMATED
                                                          NOTIONAL   CARRYING      FAIR
DECEMBER 31, 2009                                          AMOUNT      VALUE      VALUE
--------------------------------------------------------  --------   --------   ---------
                                                                   (IN MILLIONS)
ASSETS
Mortgage loans, net.....................................              $  605      $  572
Policy loans............................................              $   50      $   50
Real estate joint ventures (1)..........................              $    5      $    5
Other limited partnership interests (1).................              $    8      $    7
Cash and cash equivalents...............................              $  412      $  412
Accrued investment income...............................              $   84      $   84
Premiums, reinsurance and other receivables (1).........              $4,229      $4,071
LIABILITIES
Policyholder account balances (1).......................              $6,488      $6,309
Payables for collateral under securities loaned and
  other transactions....................................              $1,607      $1,607
Other liabilities (1)...................................              $  119      $  119
Separate account liabilities (1)........................              $1,070      $1,070
COMMITMENTS (3)
Commitments to fund private corporate bond investments..    $125      $   --      $   --


--------

   (1) Carrying values presented herein differ from those presented in the consolidated balance sheets because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions excluded from the table above are not considered financial instruments.

   (2) Short-term investments as presented in the table above differs from the amount presented in the consolidated balance sheets because this table does not include short-term investments that meet the definition of a security, which are measured at estimated fair value on a recurring basis.

   (3) Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities.

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

     The assets and liabilities measured at estimated fair value on a recurring basis include: fixed maturity securities, equity securities, short-term investments, derivative assets and liabilities, net embedded derivatives within asset and liability host contracts and separate account assets. These assets and liabilities are described in the section "-- Recurring Fair Value Measurements" and, therefore, are excluded from the tables above. The estimated fair value for these financial instruments approximates carrying value.

  Mortgage Loans

     The Company originates mortgage loans principally for investment purposes. These loans are principally carried at amortized cost. The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Policy Loans

     For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

  Real Estate Joint Ventures and Other Limited Partnership Interests

     Real estate joint ventures and other limited partnership interests included in the preceding tables consist of those investments accounted for using the cost method. The remaining carrying value recognized in the consolidated balance sheets represents investments in real estate joint ventures and other limited partnership interests accounted for using the equity method, which do not meet the definition of financial instruments for which fair value is required to be disclosed.

     The estimated fair values for real estate joint ventures and other limited partnership interests accounted for under the cost method are generally based on the Company's share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

  Short-term Investments

     Certain short-term investments do not qualify as securities and are recognized at amortized cost in the consolidated balance sheets. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, short-term investments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required.

  Cash and Cash Equivalents

     Due to the short-term maturities of cash and cash equivalents, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value generally approximates carrying value. In light of recent market conditions, cash and cash equivalent instruments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality, or sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

  Accrued Investment Income

     Due to the short term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Premiums, Reinsurance and Other Receivables

     Premiums, reinsurance and other receivables in the preceding tables are principally comprised of certain amounts recoverable under reinsurance contracts and amounts receivable for securities sold but not yet settled.

     Premiums receivable and those amounts recoverable under reinsurance treaties determined to transfer sufficient risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding tables. Amounts recoverable under ceded reinsurance contracts, which the Company has determined do not transfer sufficient risk such that they are accounted for using the deposit method of accounting, have been included in the preceding tables. The estimated fair value is determined as the present value of expected future cash flows under the related contracts, which were discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

  Policyholder Account Balances

     Policyholder account balances in the tables above include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are included in this caption in the consolidated financial statements but excluded from this caption in the tables above as they are separately presented in "-- Recurring Fair Value Measurements." The remaining difference between the amounts reflected as policyholder account balances in the preceding table and those recognized in the consolidated balance sheets represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

     The investment contracts primarily include fixed deferred annuities, fixed term payout annuities and total control accounts ("TCA"). The fair values for these investment contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread to reflect the nonperformance risk in the liability.

  Payables for Collateral Under Securities Loaned and Other Transactions

     The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value. The related agreements to loan securities are short-term in nature such that the Company believes there is limited risk of a material change in market interest rates. Additionally, because borrowers are cross-collateralized by the borrowed securities, the Company believes no additional consideration for changes in nonperformance risk are necessary.

  Long-term Debt

     The estimated fair value of long-term debt is generally determined by discounting expected future cash flows using market rates currently available for debt with similar terms, remaining maturities and reflecting the credit risk of the Company, including inputs when available, from actively traded debt of other companies with similar types of borrowing arrangements.

  Other Liabilities

     Other liabilities included in the tables above reflect those other liabilities that satisfy the definition of financial instruments subject to disclosure. These items consist primarily of interest payable; amounts due for securities purchased but not yet settled; and funds withheld under reinsurance treaties accounted for as deposit type treaties. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which were not materially different from the carrying values.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Separate Account Liabilities

     Separate account liabilities included in the preceding tables represent those balances due to policyholders under contracts that are classified as investment contracts. The remaining amounts presented in the consolidated balance sheets represent those contracts classified as insurance contracts, which do not satisfy the definition of financial instruments.

     Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance and certain contracts that provide for benefit funding.

     Separate account liabilities are recognized in the consolidated balance sheets at an equivalent value of the related separate account assets. Separate account assets, which equal net deposits, net investment income and realized and unrealized investment gains and losses, are fully offset by corresponding amounts credited to the contractholders' liability which is reflected in separate account liabilities. Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the Company believes the value of those assets approximates the estimated fair value of the related separate account liabilities.

  Mortgage Loan Commitments and Commitments to Fund Private Corporate Bond Investments

     The estimated fair values for mortgage loan commitments that will be held for investment and commitments to fund private corporate bonds that will be held for investment reflected in the above tables represent the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the commitments.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

5.  DEFERRED POLICY ACQUISITION COSTS

     Information regarding DAC is as follows:

                                                                           DAC
                                                                      -------------
                                                                      (IN MILLIONS)
Balance at January 1, 2008..........................................      $1,806
  Capitalizations...................................................         717
                                                                          ------
     Subtotal.......................................................       2,523
                                                                          ------
  Amortization related to:
     Net investment gains (losses)..................................        (115)
     Other expenses.................................................        (394)
                                                                          ------
       Total amortization...........................................        (509)
                                                                          ------
  Unrealized investment gains (losses)..............................          68
                                                                          ------
Balance at December 31, 2008........................................       2,082
  Capitalizations...................................................         727
                                                                          ------
     Subtotal.......................................................       2,809
                                                                          ------
  Amortization related to:
     Net investment gains (losses)..................................         136
     Other expenses.................................................        (332)
                                                                          ------
       Total amortization...........................................        (196)
                                                                          ------
  Unrealized investment gains (losses)..............................         (59)
                                                                          ------
Balance at December 31, 2009........................................       2,554
  Capitalizations...................................................         880
                                                                          ------
     Subtotal.......................................................       3,434
                                                                          ------
  Amortization related to:
     Net investment gains (losses)..................................         (59)
     Other expenses.................................................        (364)
                                                                          ------
       Total amortization...........................................        (423)
                                                                          ------
  Unrealized investment gains (losses)..............................         (46)
                                                                          ------
Balance at December 31, 2010........................................      $2,965
                                                                          ======



     Amortization of DAC is attributed to both investment gains and losses and to other expenses for the amount of gross profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC that would have been amortized if such gains and losses had been recognized.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

6.  INSURANCE

  VALUE OF DISTRIBUTION AGREEMENTS

     Information regarding VODA, which is reported in other assets, was as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2010      2009      2008
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
Balance at January 1,.....................................  $155      $160      $164
Amortization..............................................    (7)       (5)       (4)
                                                            ----      ----      ----
Balance at December 31,...................................  $148      $155      $160
                                                            ====      ====      ====



     The estimated future amortization expense allocated to other expenses for the next five years for VODA is $8 million in 2011, $10 million in 2012, $11 million in 2013, $12 million in 2014 and $12 million in 2015.

  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, was as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2010      2009      2008
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
Balance at January 1,.....................................  $450      $378      $355
Capitalization............................................    98       122       106
Amortization..............................................   (51)      (50)      (83)
                                                            ----      ----      ----
Balance at December 31,...................................  $497      $450      $378
                                                            ====      ====      ====



  SEPARATE ACCOUNTS

     Separate account assets and liabilities consist of pass-through separate accounts totaling $42.4 billion and $30.0 billion at December 31, 2010 and 2009, respectively, for which the policyholder assumes all investment risk.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $743 million, $488 million and $469 million for the years ended December 31, 2010, 2009 and 2008, respectively.

     For each of the years ended December 31, 2010, 2009 and 2008, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). These guarantees include benefits that are payable in the event of death or at annuitization.

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:

                                                                    DECEMBER 31,
                                          ---------------------------------------------------------------
                                                       2010                             2009
                                          ------------------------------   ------------------------------
                                              IN THE             AT            IN THE             AT
                                          EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                          --------------   -------------   --------------   -------------
                                                                   (IN MILLIONS)
ANNUITY CONTRACTS (1)
RETURN OF NET DEPOSITS
Separate account value..................     $  21,840             N/A        $  15,705             N/A
Net amount at risk (2)..................     $     415 (3)         N/A        $   1,018 (3)         N/A
Average attained age of
  contractholders.......................      62 years             N/A         62 years             N/A
ANNIVERSARY CONTRACT VALUE OR MINIMUM
  RETURN
Separate account value..................     $  23,624       $  30,613        $  16,393       $  22,157
Net amount at risk (2)..................     $   1,378 (3)   $   3,523 (4)    $   2,170 (3)   $   4,158 (4)
Average attained age of
  contractholders.......................      64 years        62 years         63 years        61 years



                                                                     DECEMBER 31,
                                                              -------------------------
                                                                 2010           2009
                                                              ----------     ----------
                                                               SECONDARY      SECONDARY
                                                              GUARANTEES     GUARANTEES
                                                              ----------     ----------
                                                                    (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS (1)
Account value (general and separate account)...............    $   1,578      $   1,655
Net amount at risk (2).....................................    $  29,454 (3)  $  34,768 (3)
Average attained age of policyholders......................     56 years       56 years


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct and assumed amount at risk (excluding ceded reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current GMDB in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:

                                                                           UNIVERSAL AND
                                                                           VARIABLE LIFE
                                                   ANNUITY CONTRACTS         CONTRACTS
                                              --------------------------   -------------
                                              GUARANTEED     GUARANTEED
                                                 DEATH     ANNUITIZATION     SECONDARY
                                               BENEFITS       BENEFITS       GUARANTEES    TOTAL
                                              ----------   -------------   -------------   -----
                                                                 (IN MILLIONS)
DIRECT
  Balance at January 1, 2008................     $ 28           $ 45            $ 28        $101
     Incurred guaranteed benefits...........       66            176              24         266
     Paid guaranteed benefits...............      (21)            --              --         (21)
                                                 ----           ----            ----        ----
  Balance at December 31, 2008..............       73            221              52         346
     Incurred guaranteed benefits...........       27             (6)            172         193
     Paid guaranteed benefits...............      (45)            --              --         (45)
                                                 ----           ----            ----        ----
  Balance at December 31, 2009..............       55            215             224         494
     Incurred guaranteed benefits...........       23             66             246         335
     Paid guaranteed benefits...............       (5)            --              --          (5)
                                                 ----           ----            ----        ----
  Balance at December 31, 2010..............     $ 73           $281            $470        $824
                                                 ====           ====            ====        ====
CEDED
  Balance at January 1, 2008................     $ 28           $ 17            $ --        $ 45
     Incurred guaranteed benefits...........       66             55              --         121
     Paid guaranteed benefits...............      (21)            --              --         (21)
                                                 ----           ----            ----        ----
  Balance at December 31, 2008..............       73             72              --         145
     Incurred guaranteed benefits...........       27              2             142         171
     Paid guaranteed benefits...............      (45)            --              --         (45)
                                                 ----           ----            ----        ----
  Balance at December 31, 2009..............       55             74             142         271
     Incurred guaranteed benefits...........       23             23             192         238
     Paid guaranteed benefits...............       (5)            --              --          (5)
                                                 ----           ----            ----        ----
  Balance at December 31, 2010..............     $ 73           $ 97            $334        $504
                                                 ====           ====            ====        ====
NET
  Balance at January 1, 2008................     $ --           $ 28            $ 28        $ 56
     Incurred guaranteed benefits...........       --            121              24         145
     Paid guaranteed benefits...............       --             --              --          --
                                                 ----           ----            ----        ----
  Balance at December 31, 2008..............       --            149              52         201
     Incurred guaranteed benefits...........       --             (8)             30          22
     Paid guaranteed benefits...............       --             --              --          --
                                                 ----           ----            ----        ----
  Balance at December 31, 2009..............       --            141              82         223
     Incurred guaranteed benefits...........       --             43              54          97
     Paid guaranteed benefits...............       --             --              --          --
                                                 ----           ----            ----        ----
  Balance at December 31, 2010..............     $ --           $184            $136        $320
                                                 ====           ====            ====        ====


                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2010      2009
                                                                -------   -------
                                                                  (IN MILLIONS)
Fund Groupings:
  Equity......................................................  $21,558   $15,056
  Balanced....................................................   16,456    11,144
  Bond........................................................    1,941     1,251
  Money Market................................................      521       679
  Specialty...................................................      705       514
                                                                -------   -------
     Total....................................................  $41,181   $28,644
                                                                =======   =======



7.  REINSURANCE

     The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

     For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or a quota share basis. The Company retains up to $100,000 per life and reinsures 100% of amounts in excess of the Company's retention limits for most new individual life insurance policies and for certain individual life insurance policies the Company reinsures up to 90% of the mortality risk. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics.

     The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. The Company also reinsures the risk associated with secondary death benefit guarantees on certain universal life insurance policies to an affiliate.

     The Company reinsures 100% of the living and death benefit guarantees associated with its variable annuities issued since 2001 to an affiliated reinsurer. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The Company also reinsures 90% of its new production of fixed annuities to an affiliated reinsurer.

     The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of well-capitalized, highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2010 and 2009, were immaterial.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. The Company had $262 million and $173 million of unsecured unaffiliated reinsurance recoverable balances at December 31, 2010 and 2009, respectively.

     At December 31, 2010, the Company had $397 million of net unaffiliated ceded reinsurance recoverables. Of this total, $337 million, or 85%, were with the Company's five largest unaffiliated ceded reinsurers, including $201 million of which were unsecured. At December 31, 2009, the Company had $290 million of net unaffiliated ceded reinsurance recoverables. Of this total, $247 million, or 85%, were with the Company's five largest unaffiliated ceded reinsurers, including $130 million of which were unsecured.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the effect of reinsurance was as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                             ----------------------------
                                                              2010        2009       2008
                                                             ------      -----      -----
                                                                     (IN MILLIONS)
PREMIUMS:
  Direct premiums..........................................  $  562      $ 564      $ 259
  Reinsurance assumed......................................      13         14         15
  Reinsurance ceded........................................    (218)      (185)      (130)
                                                             ------      -----      -----
     Net premiums..........................................  $  357      $ 393      $ 144
                                                             ======      =====      =====
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
  Direct universal life and investment-type product policy
     fees..................................................  $1,224      $ 834      $ 746
  Reinsurance assumed......................................     120        115        196
  Reinsurance ceded........................................    (353)      (204)      (308)
                                                             ------      -----      -----
     Net universal life and investment-type product policy
       fees................................................  $  991      $ 745      $ 634
                                                             ======      =====      =====
OTHER REVENUES:
  Direct other revenues....................................  $   63      $  39      $  44
  Reinsurance assumed......................................      --         --         --
  Reinsurance ceded........................................     239        198         83
                                                             ------      -----      -----
     Net other revenues....................................  $  302      $ 237      $ 127
                                                             ======      =====      =====
POLICYHOLDER BENEFITS AND CLAIMS:
  Direct policyholder benefits and claims..................  $  944      $ 807      $ 677
  Reinsurance assumed......................................      29          8         19
  Reinsurance ceded........................................    (487)      (358)      (312)
                                                             ------      -----      -----
     Net policyholder benefits and claims..................  $  486      $ 457      $ 384
                                                             ======      =====      =====
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
  Direct interest credited to policyholder account
     balances..............................................  $  404      $ 377      $ 214
  Reinsurance assumed......................................      64         64         57
  Reinsurance ceded........................................     (55)       (32)       (22)
                                                             ------      -----      -----
     Net interest credited to policyholder account
       balances............................................  $  413      $ 409      $ 249
                                                             ======      =====      =====
OTHER EXPENSES:
  Direct other expenses....................................  $  842      $ 465      $ 699
  Reinsurance assumed......................................      90        105         97
  Reinsurance ceded........................................      92         43         16
                                                             ------      -----      -----
     Net other expenses....................................  $1,024      $ 613      $ 812
                                                             ======      =====      =====


                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the effect of reinsurance was as follows at:

                                                               DECEMBER 31, 2010
                                                  ------------------------------------------
                                                   TOTAL
                                                  BALANCE                      TOTAL, NET OF
                                                   SHEET    ASSUMED    CEDED    REINSURANCE
                                                  -------   -------   ------   -------------
                                                                 (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables.....  $ 9,778    $   40   $9,527       $  211
Deferred policy acquisition costs...............    2,965       164     (486)       3,287
                                                  -------    ------   ------       ------
  Total assets..................................  $12,743    $  204   $9,041       $3,498
                                                  =======    ======   ======       ======
LIABILITIES:
Future policy benefits..........................  $ 2,092    $   41   $   --       $2,051
Other policy-related balances...................    2,120     1,435      508          177
Other liabilities...............................    3,601        12    3,343          246
                                                  -------    ------   ------       ------
  Total liabilities.............................  $ 7,813    $1,488   $3,851       $2,474
                                                  =======    ======   ======       ======




                                                               DECEMBER 31, 2009
                                                  ------------------------------------------
                                                   TOTAL
                                                  BALANCE                      TOTAL, NET OF
                                                   SHEET    ASSUMED    CEDED    REINSURANCE
                                                  -------   -------   ------   -------------
                                                                 (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables.....   $6,972    $   30   $6,808       $  134
Deferred policy acquisition costs...............    2,554       230     (402)       2,726
                                                   ------    ------   ------       ------
  Total assets..................................   $9,526    $  260   $6,406       $2,860
                                                   ======    ======   ======       ======
LIABILITIES:
Future policy benefits..........................   $1,444    $   27   $   --       $1,417
Other policy-related balances...................    1,817     1,393      284          140
Other liabilities...............................    1,428         9    1,273          146
                                                   ------    ------   ------       ------
  Total liabilities.............................   $4,689    $1,429   $1,557       $1,703
                                                   ======    ======   ======       ======



     Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on ceded reinsurance were $4,308 million and $4,224 million, at December 31, 2010 and 2009, respectively. There were no deposit liabilities for assumed reinsurance at December 31, 2010 and 2009.

     The Company has reinsurance agreements with certain MetLife subsidiaries, including MLIC, Exeter Reassurance Company, Ltd., General American Life Insurance Company, and MetLife Reinsurance Company of Vermont , all of which are related parties.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  RELATED PARTY REINSURANCE TRANSACTIONS

     Information regarding the effect of affiliated reinsurance included in the consolidated statements of operations was as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                             ---------------------------
                                                              2010       2009       2008
                                                             -----      -----      -----
                                                                    (IN MILLIONS)
PREMIUMS:
Reinsurance assumed........................................  $  13      $  14      $  15
Reinsurance ceded (1)......................................   (190)      (164)      (114)
                                                             -----      -----      -----
     Net premiums..........................................  $(177)     $(150)     $ (99)
                                                             =====      =====      =====
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
Reinsurance assumed........................................  $ 120      $ 115      $ 196
Reinsurance ceded (1)......................................   (279)      (151)      (266)
                                                             -----      -----      -----
     Net universal life and investment-type product policy
       fees................................................  $(159)     $ (36)     $ (70)
                                                             =====      =====      =====
OTHER REVENUES:
Reinsurance assumed........................................  $  --      $  --      $  --
Reinsurance ceded..........................................    239        198         83
                                                             -----      -----      -----
     Net other revenues....................................  $ 239      $ 198      $  83
                                                             =====      =====      =====
POLICYHOLDER BENEFITS AND CLAIMS:
Reinsurance assumed........................................  $  29      $   8      $  19
Reinsurance ceded (1)......................................   (323)      (219)      (249)
                                                             -----      -----      -----
     Net policyholder benefits and claims..................  $(294)     $(211)     $(230)
                                                             =====      =====      =====
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
Reinsurance assumed........................................  $  64      $  64      $  57
Reinsurance ceded..........................................    (55)       (32)       (22)
                                                             -----      -----      -----
     Net interest credited to policyholder account
       balances............................................  $   9      $  32      $  35
                                                             =====      =====      =====
OTHER EXPENSES:
Reinsurance assumed........................................  $  90      $ 105      $  97
Reinsurance ceded..........................................     92         42         15
                                                             -----      -----      -----
     Net other expenses....................................  $ 182      $ 147      $ 112
                                                             =====      =====      =====



--------

   (1) In September 2008, MICC's parent, MetLife, completed a tax-free split-off of its majority owned subsidiary, Reinsurance Group of America, Incorporated ("RGA"). After the split-off, reinsurance transactions with RGA were no longer considered affiliated transactions. For purposes of comparison, the 2008 affiliated transactions with RGA have been removed from the presentation in the table above. Affiliated transactions with RGA for the year ended December 31, 2008 include ceded premiums, ceded fees and ceded benefits of $3 million, $8 million and $15 million, respectively.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the effect of affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                                DECEMBER 31,
                                                    -----------------------------------
                                                          2010               2009
                                                    ----------------   ----------------
                                                    ASSUMED    CEDED   ASSUMED    CEDED
                                                    -------   ------   -------   ------
                                                               (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables.......   $   40   $9,117    $   30   $6,505
Deferred policy acquisition costs.................      164     (484)      230     (399)
                                                     ------   ------    ------   ------
  Total assets....................................   $  204   $8,633    $  260   $6,106
                                                     ======   ======    ======   ======
LIABILITIES:
Future policy benefits............................   $   41   $   --    $   27   $   --
Other policy-related balances.....................    1,435      508     1,393      284
Other liabilities.................................       12    3,195         9    1,143
                                                     ------   ------    ------   ------
  Total liabilities...............................   $1,488   $3,703    $1,429   $1,427
                                                     ======   ======    ======   ======



     The Company cedes risks to an affiliate related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value were also included within net derivative gains (losses). The embedded derivatives associated with the cessions were included within premiums, reinsurance and other receivables and were assets of $930 million and $724 million at December 31, 2010 and 2009, respectively. For the years ended December 31, 2010, 2009 and 2008, net derivative gains (losses) included ($7) million, ($1,452) million, and $1,681 million, respectively, in changes in fair value of such embedded derivatives.

     MLI-USA cedes two blocks of business to an affiliate on a 90% coinsurance with funds withheld basis. Certain contractual features of this agreement qualify as embedded derivatives, which were separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement was included within other liabilities and increased the funds withheld balance by $5 million at December 31, 2010 and decreased the funds withheld balance by $11 million at December 31, 2009. The changes in fair value of the embedded derivatives, included in net derivative gains (losses), were ($17) million, ($16) million and $27 million at December 31, 2010, 2009 and 2008, respectively. The reinsurance agreement also includes an experience refund provision, whereby some or all of the profits on the underlying reinsurance agreement were returned to MLI-USA from the affiliated reinsurer during the first several years of the reinsurance agreement. The experience refund reduced the funds withheld by MLI-USA from the affiliated reinsurer by $304 million and $180 million at December 31, 2010 and 2009, respectively, and were considered unearned revenue, amortized over the life of the contract using the same assumptions as used for the DAC associated with the underlying policies. Amortization and interest of the unearned revenue associated with the experience refund was $81 million, $36 million and $38 million at December 31, 2010, 2009 and 2008, respectively, and was included in universal life and investment-type product policy fees in the consolidated statements of operations. At December 31, 2010 and 2009, unearned revenue related to the experience refund was $560 million and $337 million, respectively, and was included in other policy-related balances in the consolidated balance sheets.

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $4.0 billion of unsecured affiliated reinsurance recoverable balances at both December 31, 2010 and 2009.

     Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on ceded affiliated

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


reinsurance were $4,172 million and $4,107 million, at December 31, 2010 and 2009, respectively. There were no deposit liabilities for assumed affiliated reinsurance at December 31, 2010 and 2009.

8.  LONG-TERM DEBT

     On December 23, 2010, Greater Sandhill I, LLC, an affiliate, issued to a third party, long-term notes for $45 million maturing in 2030 with an interest rate of 7.028%, which was outstanding at December 31, 2010. The notes were issued in exchange for certain investments included in other invested assets. At December 31, 2009, the Company had no outstanding long-term debt.

     With prior approval of the Delaware Commissioner of Insurance ("Delaware Commissioner"), in June 2008, the Company repaid a $400 million surplus note to MetLife, and $25 million and $10 million surplus notes to MetLife Investors Group, Inc.

     Interest expense related to the Company's indebtedness included in other expenses was less than $1 million and $13 million for the years ended December 31, 2010 and 2008, respectively. The Company had no interest expense related to indebtedness for the year ended December 31, 2009.

9.  INCOME TAX

     The provision for income tax was as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                              2010       2009       2008
                                                              ----      -----      -----
                                                                     (IN MILLIONS)
Current:
  Federal...................................................  $(18)     $   8      $(131)
Deferred:
  Federal...................................................   103       (193)       280
                                                              ----      -----      -----
     Provision for income tax expense (benefit).............  $ 85      $(185)     $ 149
                                                              ====      =====      =====



     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

                                                                  YEARS ENDED
                                                                  DECEMBER 31,
                                                              -------------------
                                                              2010    2009   2008
                                                              ----   -----   ----
                                                                 (IN MILLIONS)
Tax provision at U.S. statutory rate........................  $132   $(134)  $174
Tax effect of:
  Tax-exempt investment income..............................   (43)    (33)   (21)
  Prior year tax............................................    --     (18)    (2)
  Tax credits...............................................    (4)     --     --
  Other, net................................................    --      --     (2)
                                                              ----   -----   ----
     Provision for income tax expense (benefit).............  $ 85   $(185)  $149
                                                              ====   =====   ====


                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                                     DECEMBER 31,
                                                                    --------------
                                                                    2010      2009
                                                                    ----      ----
                                                                     (IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables........................  $243      $259
  Net unrealized investment losses................................    --        18
  Investments, including derivatives..............................    21        --
  Loss and credit carryforwards...................................   106       118
  Other...........................................................     1         2
                                                                    ----      ----
                                                                     371       397
                                                                    ----      ----
Deferred income tax liabilities:
  DAC.............................................................   892       777
  Net unrealized investment gains.................................    59        --
  Investments, including derivatives..............................    --        20
                                                                    ----      ----
                                                                     951       797
                                                                    ----      ----
     Net deferred income tax liability............................  $580      $400
                                                                    ====      ====



     Capital loss carryforwards of $64 million at December 31, 2010 will expire beginning in 2011. Tax credit carryforwards of $83 million at December 31, 2010 will expire beginning in 2014.

     The Company participates in a tax sharing agreement with MICC. Under this agreement current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. Pursuant to this tax sharing agreement, the amounts due from affiliates include $25 million and $137 million for 2010 and 2008, respectively, and the amounts due to affiliates include $14 million for 2009.

     Pursuant to Internal Revenue Service ("IRS") rules, MICC and its subsidiaries, including the Company, are excluded from MetLife's life/non-life consolidated federal tax return for the five years subsequent to MetLife's July 2005 acquisition of MICC. In 2011, MICC and its subsidiaries, including the Company, are expected to join the consolidated return and become a party to the MetLife tax sharing agreement. Accordingly, the Company's losses will be eligible to be included in the consolidated return and the resulting tax savings to MetLife will generate a payment to the Company for the losses used.

     The Company files income tax returns with the U.S. federal government and various state and local jurisdictions. The Company is under continuous examination by the IRS and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years prior to 2003. The IRS exam of the next audit cycle, years 2003 to 2006, began in April 2010.

     The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2010 and 2009, the Company recognized an income tax benefit of $28 million and $50 million, respectively, related to the separate account DRD. The 2010 benefit included an expense of $15 million related to a true-up of the 2009 tax return. The 2009 benefit included a benefit of $17 million related to a true-up of the 2008 tax return.

10.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

     Sales Practices Claims. Over the past several years, the Company and certain of its affiliates have faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. The Company continues to vigorously defend against the claims in all pending matters. Some sales practices claims have been resolved through settlement. Other sales practices claims have been won by dispositive motions or have gone to trial. Additional litigation relating to the Company's marketing and sales of individual life insurance, annuities, mutual funds or other products may be commenced in the future.

     Retained Asset Account Matters. The New York Attorney General announced on July 29, 2010, that his office had launched a major fraud investigation into the life insurance industry for practices related to the use of retained asset accounts as a settlement option for death benefits and that subpoenas requesting comprehensive data related to retained asset accounts had been served on MetLife and other insurance carriers. MetLife received the subpoena on July 30, 2010. MetLife and its affiliates have received requests for documents and information from U.S. congressional committees and members, as well as various state regulatory bodies, including the New York Insurance Department. It is possible that other state and federal regulators or legislative bodies may pursue similar investigations or make related inquiries. Management cannot predict what effect any such investigations might have on the Company's earnings or the availability of the Company's retained asset account known at the TCA, but management believes that the Company's financial statements taken as a whole would not be materially affected. Management believes that any allegations that information about the TCA is not adequately disclosed or that the accounts are fraudulent or otherwise violate state or federal laws are without merit.

     Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's financial statements, have arisen in the course of the Company's business. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     It is not possible to predict the ultimate outcome or provide reasonable ranges of potential losses of all pending investigations and legal proceedings. In some of the matters, large and/or indeterminate amounts, including punitive and treble damages, may be sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts that may be sought in certain matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's net income or cash flows in particular quarterly or annual periods.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assets and liabilities held for insolvency assessments were as follows:

                                                                       DECEMBER 31,
                                                                     ----------------
                                                                     2010        2009
                                                                     ----        ----
                                                                       (IN MILLIONS)
Other Assets:
Premium tax offset for future undiscounted assessments.............   $ 2         $2
Premium tax offsets currently available for paid assessments.......    --          1
                                                                      ---         --
                                                                      $ 2         $3
                                                                      ===         ==
Other Liabilities:
Insolvency assessments.............................................   $ 3         $3
                                                                      ===         ==



     Assessments levied against the Company were less than $1 million for each of the years ended December 31, 2010, 2009 and 2008.

COMMITMENTS

  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $435 million and $439 million at December 31, 2010 and 2009, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $80 million and less than $1 million at December 31, 2010 and 2009, respectively.

  COMMITMENTS TO FUND PRIVATE CORPORATE BOND INVESTMENTS

     The Company commits to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $66 million and $125 million at December 31, 2010 and 2009, respectively.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     The Company had no liability for indemnities, guarantees and commitments at both December 31, 2010 and 2009.

11.  EQUITY

  CAPITAL CONTRIBUTIONS

     The Company received cash contributions of $0, $575 million and $985 million from MICC during the years ended December 31, 2010, 2009 and 2008, respectively.

  STATUTORY EQUITY AND INCOME

     MLI-USA's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the NAIC. The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. MLI-USA exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Delaware Department of Insurance (the "Department") has adopted Statutory Codification with certain modifications for the preparation of statutory financial statements of insurance companies domiciled in Delaware. Modifications by state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of MLI-USA.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance contracts and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by MLI-USA are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

     Statutory net income (loss) of MLI-USA, a Delaware domiciled insurer, was $2 million, ($24) million and ($482) million for the years ended December 31, 2010, 2009 and 2008, respectively. Statutory capital and surplus, as filed with the Department, was $1,454 million and $1,406 million at December 31, 2010 and 2009, respectively.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  DIVIDEND RESTRICTIONS

     Under Delaware State Insurance Law, MLI-USA is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to MICC as long as the amount of the dividend, when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). MLI-USA will be permitted to pay a dividend to MICC in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Delaware Commissioner and the Delaware Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as unassigned funds) as of the last filed annual statutory statement requires insurance regulatory approval. Under Delaware State Insurance Law, the Delaware Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. During the years ended December 31, 2010, 2009 and 2008, MLI-USA did not pay dividends to MICC. Because MLI-USA's statutory unassigned funds was negative at December 31, 2010, MLI-USA cannot pay any dividends in 2011 without prior regulatory approval.

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2010, 2009 and 2008 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                               YEARS ENDED DECEMBER 31,
                                                             ---------------------------
                                                              2010       2009       2008
                                                             -----      -----      -----
                                                                    (IN MILLIONS)
Holding gains (losses) on investments arising during the
  year.....................................................  $ 346      $ 433      $(494)
Income tax effect of holding gains (losses)................   (122)      (153)       173
Reclassification adjustments:
  Recognized holding (gains) losses included in current
     year income...........................................    (29)        11         28
  Amortization of premiums and accretion of discounts
     associated with investments...........................    (18)       (16)       (11)
  Income tax effect........................................     17          2         (6)
Allocation of holding (gains) losses on investments
  relating to other policyholder amounts...................    (80)       (59)        68
Income tax effect of allocation of holding (gains) losses
  to other policyholder amounts............................     28         21        (24)
                                                             -----      -----      -----
  Other comprehensive income (loss)........................  $ 142      $ 239      $(266)
                                                             =====      =====      =====


                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

12.  OTHER EXPENSES

     Information on other expenses was as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                             ----------------------------
                                                              2010        2009       2008
                                                             ------      -----      -----
                                                                     (IN MILLIONS)
Compensation...............................................  $  221      $  86      $  74
Commissions................................................     774        626        548
Volume-related costs.......................................      92        270        339
Affiliated interest costs on ceded reinsurance.............     102         47         35
Capitalization of DAC......................................    (880)      (727)      (717)
Amortization of DAC........................................     423        196        509
Interest expense on debt and debt issue costs..............      --         --         13
Premium taxes, licenses & fees.............................      34         29         24
Professional services......................................      13         --         --
Rent.......................................................      25         --         --
Other......................................................     220         86        (13)
                                                             ------      -----      -----
  Total other expenses.....................................  $1,024      $ 613      $ 812
                                                             ======      =====      =====



  CAPITALIZATION AND AMORTIZATION OF DAC

     See Note 5 for a rollforward of DAC including impacts of capitalization and amortization.

  AFFILIATED EXPENSES

     Commissions, capitalization of DAC and amortization of DAC include the impact of affiliated reinsurance transactions.

     See Notes 7, 8 and 13 for discussion of affiliated expenses included in the table above.

13.  RELATED PARTY TRANSACTIONS

  SERVICE AGREEMENTS

     The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include management, policy administrative functions, personnel, investment advice and distribution services. For certain of the agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $1,123 million, $815 million and $675 million for the years ended December 31, 2010, 2009

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


and 2008, respectively. The aforementioned expenses and fees incurred with affiliates were comprised of the following:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2010       2009      2008
                                                              ------      ----      ----
                                                                     (IN MILLIONS)
Compensation................................................  $  220      $ 86      $ 73
Commissions.................................................     507       400       322
Volume-related costs........................................     134       249       308
Professional services.......................................      13        --        --
Rent........................................................      25        --        --
Other.......................................................     224        80       (28)
                                                              ------      ----      ----
  Total other expenses......................................  $1,123      $815      $675
                                                              ======      ====      ====



     Revenues received from affiliates related to these agreements were recorded as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2010      2009      2008
                                                              ----      ----      ----
                                                                    (IN MILLIONS)
Universal life and investment-type product policy fees......   $83       $59       $60
Other revenues..............................................   $63       $39       $32


     The Company had net receivables from affiliates of $104 million and $69 million at December 31, 2010 and 2009, respectively, related to the items discussed above. These amounts exclude affiliated reinsurance balances discussed in Note 7. See Notes 2 and 7 for additional related party transactions.

14.  SUBSEQUENT EVENT

     The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2010 consolidated financial statements.

PART C.  OTHER INFORMATION

ITEM 26. EXHIBITS




        (a)          Resolution of the Board of Directors of MetLife Investors USA effecting the establishment of MetLife Investors USA Variable Life Account A 4
        (b)          None
        (c)  (i)     Principal Underwriter's and Selling Agreement (January 1, 2001) 2
             (ii)    Amendment to Principal Underwriter's and Selling Agreement (January 1, 2002) 2
             (iii)   Form of Retail Sales Agreement 5
             (iv)    Enterprise Selling Agreement dated February 2010 11
        (d)  (i)     Flexible Premium Variable Life Policy 8
             (ii)    Riders: Acceleration of Death Benefit Rider, Accidental
                     Death Benefit Rider, Children's Term Insurance Rider,
                     Guaranteed Minimum Death Benefit Rider, Guaranteed Survivor
                     Income Benefit Rider, Option to Purchase Additional
                     Insurance Coverage Rider, Option to Purchase Long-Term Care
                     Insurance Rider, Overloan Protection Rider, Waiver of
                     Monthly Deduction Rider, Waiver of Specified Premium Rider 8
        (e)          Enterprise Application for Policy 8
        (f)  (i)     Restated Articles of Incorporation of the Company 2
             (ii)    By-laws of the Company 2
             (iii)   Certificate of Amendment of Certificate of Incorporation
                     filed 10/01/79; Certificate of Change of Location of
                     Registered Office and/ or Registered Agent 2/8/80;
                     Certificate of Amendment of Certification on Incorporation
                     4/26/83; Certificate of Amendment of Certificate of
                     Incorporation 10/19/84; Certificate of Amendment of
                     Certificate of Incorporation 6/13/94; Certificate of
                     Amendment of Certificate of Incorporation of Security First
                     Life Insurance Company (name change to MetLife Investors
                     USA Insurance Company) 12/18/00. 2
        (g)  (i)     Reinsurance Agreement between MetLife Investors USA Insurance Company and
                     Metropolitan Life Insurance Company 1
             (ii)    Automatic Reinsurance Agreement between MetLife Investors USA Insurance Company and Exeter Reassurance Company, Ltd.1
        (h)  (i)     Participation Agreement Among Metropolitan Series Fund, Inc., MetLife Advisors,
                     LLC, MetLife Investors Distribution Company and MetLife Investors USA Insurance
                     Company (8/31/07) 7
             (ii)    Participation Agreement among Met Investors Series Trust, Met Investors Advisory
                     Corp, MetLife Investors Distribution Company and MetLife Investors USA Insurance
                     Company 2
             (iii)   Participation Agreement between American Funds Insurance Series, Capital Research and Management Company and MetLife Investors USA Insurance Company dated April 30,
                     2003 6
             (iv)    First & Second Amendments to the Participation Agreement between Met Investors
                     Series Trust and MetLife Investors USA Insurance Company 10
             (v)     Amendment to the Participation Agreement between American Funds Insurance Series,
                     Capital Research and Management Company and MetLife Investors USA Insurance
                     Company 9
             (vi)    Amendment to Participation Agreement between American Funds Insurance Series,
                     Capital Research and Management Company and MetLife Investors USA Insurance
                     Company 12
        (i)          None
        (j)          None
        (k)          Opinion and Consent of Richard C. Pearson as to the legality of the securities being registered 9


        (l)          Actuarial Consent
        (m)          Calculation Exhibit (ADG)
        (n)          Consent of Independent Auditors
        (o)          None
        (p)          None
        (q)          None
        (r)          Powers of Attorney



1 Incorporated herein by reference to Post-Effective Amendment No. 4 to MetLife Investors USA Separate Account A's Registration Statement on Form N-4 (File Nos. 333-54464 and 811-03365) filed April 30, 2003.

2 Incorporated herein by reference to Post-Effective Amendment No. 6 to the MetLife Investors USA Separate Account A's Registration Statement on Form N-4 (File Nos. 333-54464 and 811-03365) filed on July 15, 2004.

3 Incorporated herein by reference to Post-Effective Amendment No 14 to the MetLife Investors USA Separate Account A's Registration Statement on Form N-4 (File Nos. 333-54464 and 811-03365) filed October 7, 2005.

4 Incorporated herein by reference to Registrant's Registration Statement on Form N-6 (File 333-131665) filed on February 8, 2006.

5 Incorporated herein by reference to Post-Effective Amendment No.19 to the MetLife Investors USA Separate Account A's Registration Statement on Form N-4 (File No. 333-54464 and 811-03365) as filed on April 24, 2006.

6 Incorporated herein by reference to Post-Effective Amendment No. 1 to the MetLife Investors USA Separate Account A's Registration Statement on Form N-4 (File No. 333-125756) filed on April 24, 2006.

7 Incorporated herein by reference to Post-Effective Amendment No. 26 to the MetLife Investors USA Separate Account A's Registration Statement on Form N-4 (File No. 333-54464) filed on October 31, 2007.

8 Incorporated herein by reference to the Account's Registration Statement on Form N-6 (File No. 333-147509) filed on November 19, 2007.

9 Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Account's Registration Statement on Form N-6 (File No. 333-147509) filed April 4, 2008.

10 Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-6 (File No. 333-147509) filed April 22, 2009.

11 Incorporated herein by reference to Post-Effective Amendment No. 35 to MetLife Investors USA Separate Account A's Registration Statement on Form N-4 (File No. 333-54466) filed April 22, 2010.


12 Incorporated herein by reference to Post-Effective Amendment No. 8 to MetLife Investors USA Separate Account A's Registration Statement on Form N-4 (File No. 333-137968) filed on April 21, 2011.




ITEM 27. DIRECTORS AND OFFICERS OF DEPOSITOR

The following are the Officers and Directors who are engaged directly or indirectly in activities relating to the Registrant or the variable life insurance contracts offered by the Registrant and the executive officers of the Company:

Name and Principal Business Address                       Positions and Offices with Depositor
-------------------------------------------------------   ------------------------------------


Michael K. Farrell                                        Chairman of the Board, President, Chief Executive
10 Park Avenue                                            Officer and Director
Morristown, NJ 07962

Susan A. Buffum                                           Director
10 Park Avenue
Morristown, NJ 07962


Elizabeth M. Forget                                       Executive Vice President and Director
1095 Avenue of the Americas
New York, NY 10036

George Foulke                                             Director
334 Madison Avenue
Convent Station, NJ 07961

Jay S. Kaduson                                            Vice President and Director
10 Park Avenue
Morristown, NJ 07962

Bennett D. Kleinberg                                      Vice President and Director
1300 Hall Boulevard
Bloomfield, CT 06002

Robert E. Sollman, Jr.                                    Director and Executive Vice President
1095 Avenue of the Americas
New York, NY 10036

Paul A. Sylvester                                         Director
10 Park Avenue
Morristown, NJ 07962

Jeffrey A. Tupper                                         Assistant Vice President and Director
5 Park Plaza, Suite 1900
Irvine, CA 92614

Kevin J. Paulson                                          Director and Senior Vice President
4700 Westown Parkway
West Des Moines, IA 50266

James J. Reilly                                           Vice President- Finance (principal financial officer)
501 Boylston Street
Boston, MA 02116


ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

     The Registrant is a separate account of MetLife Investors USA Insurance Company under the Delaware insurance law. MetLife Investors USA Insurance Company is a wholly-owned direct subsidiary of MetLife Insurance Company of Connecticut which is a direct subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those entities that are controlled by MetLife, Inc. or are under the common control of MetLife, Inc. No person is controlled by the Registrant.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                                AS OF DECEMBER 31, 2010

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2010. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

      1. Federal Flood Certification Corp. (TX)

      2. MetLife Affiliated Insurance Agency LLC (DE)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Insurance Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. (DE) - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Insurance Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

      4.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     5.     Plaza Drive Properties, LLC (DE)

     6.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

F. MetLife Chile Inversiones Limitada (Chile)- 87.98% is owned by MetLife, Inc., 12.01% is owned by Inversiones MetLife Holdco Dos Limitada and 0.01% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A. and 0.01% is owned by MetLife Chile Inversiones Limitada.

G.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

H.    MetLife Securities, Inc. (DE)

I.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (TX)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

J.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

K.    MetLife Investors Insurance Company (MO)

L.    First MetLife Investors Insurance Company (NY)

M.    Walnut Street Securities, Inc. (MO)

N.    Newbury Insurance Company, Limited (Bermuda)

O.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    MetLife Advisers, LLC (MA)

P.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.


      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99935% is owned by MetLife International Holdings, Inc. and 0.00065% is owned by Natiloporterm Holdings, Inc.


      5. MetLife Seguros de Vida S.A. (Argentina)- 96.7372% is owned by MetLife International Holdings, Inc. and 3.2628% is owned by Natiloportem Holdings, Inc.


      6. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 66.6617540% is owned by MetLife International Holdings, Inc., 33.3382457% is owned by MetLife Worldwide Holdings, Inc. and 0.0000003% is owned by Natiloportem Holdings, Inc.


      7.    MetLife Global, Inc. (DE)

      8. MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 95.46% is owned by MetLife International Holdings, Inc. and 4.54% is owned by Natiloportem Holdings, Inc.

      9.    MetLife Insurance Limited (United Kingdom)

      10.   MetLife Limited (United Kingdom)

      11. MetLife Insurance S.A./NV (Belgium) - 99.99999% of MetLife Insurance S.A./NV is owned by MetLife International Holdings, Inc. and 0.00001% by Natiloportem Holdings, Inc.

      12.   MetLife Services Limited (United Kingdom)

      13.   MetLife Europe R Limited (Ireland)

      14. MetLife Seguros de Retiro S.A. (Argentina) - 96.8488% is owned by MetLife International Holdings, Inc. and 3.1512% is owned by Natiloportem Holdings, Inc.

      15. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 95% is owned by MetLife International Holdings Inc.

      16. Compania Previsional MetLife S.A. (Brazil) - 95.46% is owned by MetLife International Holdings, Inc. and 4.54% is owned by Natiloportem Holdings, Inc.


           (a) Met AFJP S.A. (Argentina) - 75.41% of the shares of Met AFJP S.A. are held by Compania Previsional MetLife S.A., 19.59% is owned by MetLife Seguros de Vida S.A., 3.97% is held by Natiloportem Holdings, Inc. and 1.03% is held by MetLife Seguros de Retiro S.A.


      17.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna.
                  (Poland)

            b)    MetLife Direct Co., LTD. (Japan)

            c)    MetLife Limited (Hong Kong)

      18.   MetLife NC Limited (Ireland)

      19.   MetLife Europe Services Limited (Ireland)

      20.   MetLife International Limited, LLC (DE)

      21. MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, Inc. and .001% is owned by Natiloportem Holdings, Inc.

      22.   MetLife Ireland Holdings One Limited (Ireland)

            A. MetLife Global Holdings Corporation S.A. de C.V. (Mexico) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

                  i)    MetLife Ireland Treasury Limited (Ireland)

                        a)    MetLife General Insurance Limited (Australia)

                        b)    MetLife Insurance Limited (Australia)

                              1) MetLife Services (Singapore) PTE Limited (Singapore)

                              2)    The Direct Call Centre PTY Limited
                                    (Australia)

                              3)    MetLife Investments PTY Limited (Australia)

                              4)    MetLife Insurance and Investment Trust
                                    (Australia) - MetLife Insurance and
                                    Investment Trust is a trust vehicle, the trustee of which is MetLife Investments PTY Limited ("MIPL"). MIPL is a wholly owned subsidiary of MetLife Insurance Limited.

                  ii) Metropolitan Global Management, LLC (DE) - 99.7% is owned by MetLife Global Holdings Corporation, S.A. de C.V. and 0.3% is owned by MetLife International Holdings, Inc.

                        a) MetLife Pensiones Mexico S.A. (Mexico)- 97.4738% is owned by Metropolitan Global Management, LLC and 2.5262% is owned by MetLife International Holdings, Inc.

                        b) MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by Metropolitan Global Management, LLC and 2% is owned by MetLife International Holdings, Inc.

                        c) MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metropolitan Global Management, LLC and 1.29459% is owned by MetLife International Holdings, Inc.

                              1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. and 0.01% is owned by MetLife Pensiones Mexico S.A.

                                    aa)    Met1 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    bb)    Met2 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    cc)    MetA SIEFORE Adicional, S.A. de C.V.
                                           (Mexico)- 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    dd)    Met3 SIEFORE Basica, S.A. de C.V.
                                           (Mexico) - 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    ee)    Met4 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    ff)    Met5 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                              2.    ML Capacitacion Comercial S.A. de C.V.
                                    (Mexico) - 99% is owned by MetLife Mexico
                                    S.A. and 1% is owned by MetLife Mexico
                                    Cares, S.A. de C.V.

                        d. MetLife Insurance Company of Korea Limited (South Korea)- 14.64% of MetLife Insurance Company of Korea Limited is owned by MetLife, Mexico, S.A. and 85.36% is owned by Metropolitan Global Management, LLC

      23. Inversiones Metlife Holdco Dos Limitada (Chile)- 99% is owned by Metlife International Holdings, Inc. and 1% is owned by Natiloportem Holdings, Inc.

Q.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

      2.    St. James Fleet Investments Two Limited (Cayman Islands)

            a)    Park Twenty Three Investments Company (United Kingdom)

                  i) Convent Station Euro Investments Four Company (United Kingdom)

                        aa) One Madison Investments (Cayco) Limited (Cayman Islands)- 99.99999% voting control of One Madison Investments (Cayco) Limited is held by Convent Station Euro Investments Four Company and 0.00001% by St. James Fleet Investments Two Limited.

      3. CRB Co., Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      4.    MLIC Asset Holdings II LLC (DE)

      5.    Thorngate, LLC (DE)

      6.    Alternative Fuel I, LLC (DE)

      7.    Transmountain Land & Livestock Company (MT)

      8.    MetPark Funding, Inc. (DE)

      9.    HPZ Assets LLC (DE)

      10.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      11.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      12.   MetLife Real Estate Cayman Company (Cayman Islands)

      13.   Metropolitan Marine Way Investments Limited (Canada)

      14.   MetLife Private Equity Holdings, LLC (DE)

      15.   23rd Street Investments, Inc. (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

      16.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      17.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      18.   MetLife Investments Asia Limited (Hong Kong).

      19. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      20. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      21.   New England Life Insurance Company (MA)

            a)    New England Securities Corporation (MA)

      22.   GenAmerica Financial, LLC (DE)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

      23.   Corporate Real Estate Holdings, LLC (DE)

      24. Ten Park SPC (Cayman Islands) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      25.   MetLife Tower Resources Group, Inc. (DE)

      26.   Headland - Pacific Palisades, LLC (CA)

      27. Headland Properties Associates (CA) - 1% is owned by Headland - Pacific Palisades, LLC and 99% is owned by Metropolitan
            Life Insurance Company.

      28.   Krisman, Inc. (MO)

      29.   Special Multi-Asset Receivables Trust (DE)

      30.   White Oak Royalty Company (OK)

      31.   500 Grant Street GP LLC (DE)

      32. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC

      33.   MetLife Canada/MetVie Canada (Canada)

      34.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

                 (i)   MetLife Associates LLC (DE)

      35.   Euro CL Investments LLC (DE)

      36.   MEX DF Properties, LLC (DE)

      37. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      38.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (United Kingdom)

      39.   Housing Fund Manager, LLC (DE)


            a) MTC Fund I, LLC (DE) 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      40.   MLIC Asset Holdings, LLC (DE)

      41.   85 Broad Street Mezzanine LLC (DE)

            (a)   85 Broad Street LLC (DE)

      42.   The Building at 575 Fifth Avenue Mezzanine LLC (DE)

            (a)   The Building at 575 Fifth LLC (DE)

      43. CML Columbia Park Fund I, LLC (DE)- 10% of membership interest is held by MetLife Insurance Company of Connecticut and 90% membership interest is held by Metropolitan Life Insurance Company.

      44. Para-Met Plaza Associates (FL)- 75% of the General Partnership is held by Metropolitan Life Insurance Company and 25% of the General Partnership is held by Metropolitan Tower Realty Company, Inc.

R.    MetLife Capital Trust IV (DE)

S. MetLife Insurance Company of Connecticut (CT) - 86.72% is owned by MetLife, Inc. and 13.28% by MetLife Investors Group, Inc.

      1.    MetLife Property Ventures Canada ULC (Canada)


      2. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      3.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      4.    Metropolitan Connecticut Properties Ventures, LLC (DE)

            a)    ML/VCC UT West Jordan, LLC (DE)

      5.    MetLife Canadian Property Ventures LLC (NY)

      6.    Euro TI Investments LLC (DE)

      7.    Greenwich Street Investments, LLC (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      8. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      9.    Plaza LLC (CT)

            a)    Tower Square Securities, Inc. (CT)

      10.   TIC European Real Estate LP, LLC (DE)

      11.   MetLife European Holdings, LLC (DE)

            a) MetLife Europe Limited (Ireland)

               i) MetLife Pension Trustees Limited (United Kingdom)

            b) MetLife Assurance Limited (United Kingdom)

      12.   Travelers International Investments Ltd. (Cayman Islands)

      13.   Euro TL Investments LLC (DE)

      14.   Corrigan TLP LLC (DE)

      15.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  i)    Panther Valley, Inc. (NJ)

      16. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company.

      17.   MetLife Investors USA Insurance Company (DE)

            a)    MetLife Renewables Holding, LLC (DE)

                  i)    Greater Sandhill I, LLC (DE)

      18.   TLA Holdings II LLC (DE)

      19.   TLA Holdings III LLC (DE)

      20. MetLife Greenstone Southeast Ventures, LLC (DE) - 95% of MetLife Greenstone Southeast Ventures, LLC is owned by MetLife Insurance Company of Connecticut and 5% is owned by Metropolitan Connecticut Properties Ventures, LLC

            a.    MLGP Lakeside, LLC (DE)

T.    MetLife Reinsurance Company of South Carolina (SC)

U.    MetLife Investment Advisors Company, LLC (DE)

V.    MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

W.    MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           i)    MetLife Services East Private Limited (India)


           ii) MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, Inc.


X.    SafeGuard Health Enterprises, Inc. (DE)

      1.   SafeGuard Dental Services, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

Y.    MetLife Capital Trust X (DE)

Z.    Cova Life Management Company (DE)

AA.   MetLife Reinsurance Company of Charleston (SC)

AB.   MetLife Reinsurance Company of Vermont (VT)

AC.   Delaware American Life Insurance Company (US)

      1.    GBN, LLC (US)

AD.   American Life Insurance Company (ALICO) (US)

      1.    ALICO Nagasaki Operation Yugen Kaisha (Japan)

      2.    Communication One Kabushiki Kaisha (Japan)

      3.    Financial Learning Kabushiki Kaisha (Japan)

      4. Pharaonic American Life Insurance Company (Egypt) - 84.125% of Pharaonic American Life Insurance Company is owned by ALICO and the remaining interests are owned by third parties.

      5.    A.I.G. Limited (Nigeria)

      6.    ALICO Limited (Nigeria)

      7.    American Life Limited (Nigeria)

      8. American Life Insurance Company (Pakistan) Ltd. (Pakistan) - 66.47% of American Life Insurance Company (Pakistan) Ltd. Is owned by ALICO and the remaining interests are owned by third parties.

      9.    American Life Hayat Sigorta A.S. (Turkey)

      10.   ALICO (Bulgaria) Zhivotozastrahovatelno Druzestvo EAD (Bulgaria)

      11. UBB - ALICO Zhivotozastrahovatelno Druzestvo AD (Bulgaria) - 40% of UBB-ALICO Zhivotozastrahovatelno Druzestvo is owned by ALICO and the remaining interests are owned by third parties.

      12.   Amcico Pojistovna A.S. (Czech Republic)

      13. Hellenic ALICO Life Insurance Company Ltd. (Cyprus) - 27.5% of Hellenic ALICO Life Insurance Company Ltd. is owned by ALICO and the remaining interests are owned by third parties.

      14.   ALICO S.A. (France)

            a. ALICO Direct (France) - 50% of ALICO Direct is owned by ALICO S.A. and the remaining interests by AIG Europe, S.A.

            b.    ALICO Solutions S.A.S. (France)

      15. ALICO Mutual Fund Management Company (Greece) - 90% of ALICO Mutual Fund Management Company is owned by ALICO and the remaining interests are owned by third parties.

      16. Hestis S.A. (France) - 66.06% of Hestis S.A. is owned by ALICO and the remaining interests are owned by third parties.

            a.    Hestis Courtage Sarl (France)

      17. AHICO First American Hungarian Insurance Company (Elso Amerikai-Magyar Biztosito) Zrt (Hungary)

            a.    First Hungarian-American Insurance Agency Limited (Hungary)

      18.   ALICO Life International Limited (Ireland)

      19.   ALICO Isle of Man Limited (Isle of Man)

      20.   ALICO Italia S.p.A. (Italy)

            a. Agenvita S.r.L. (Italy) - 95% of Agenvita S.r.L. is owned by ALICO Italia S.p.A., the remaining 5% is owned by ALICO.

      21. AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. (Poland)

            a.    Amplico Services Sp z.o.o. (Poland)

            b.    AMPLICO Towartzystwo Funduszky Inwestycyjnych, S.A. (Poland)

            c. AMPLICO Powszechne Towartzystwo Emerytalne S.A. (Poland) - 50% of AMPLICO Powszechne Towarzystwo Emerytalne S.A. is owned by AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. and the remaining 50% is owned by ALICO.

      22. AIG Polska Towartzystwo Ubezpieczen S.A. (AIG PTU) (Poland) - 0.748% of AIG PTU is owned by ALICO and the remaining interests are owned by third parties.

      23.   ALICO Asigurari Romania S.A. (Romania)

            a. ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. (Romania) - 99.9748% of ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A.is owned by ALICO Asigurari Romania S.A. and .0252% is owned by AMPLICO Services Sp z.o.o.

      24.   International Investment Holding Company Limited (Russia)

      25.   ALICO European Holdings Limited (Ireland)

            a.    ZAO Master D (Russia)

                  i. ZAO ALICO Insurance Company (Russia) - 51% of ZAO ALICO Insurance Company is owned by ZAO Master D and 49% is owned by ALICO.

      26.   ALICO Akcionarska Drustvoza za Zivotno Osiguranje (Serbia)

      27.   AMSLICO poist'ovna ALICO a.s. (Slovakia)

            a.    ALICO Services Central Europe s.r.o. (Slovakia)

            b.    ALICO Funds Central Europe sprav.spol., a.s. (Slovakia)

      28. ALICO AIG Europe A.I.E. (Spain) - 50% of Alico AIG Europe A.I.E. is owned by ALICO and the remaining interests are owned by a third party.

      29.   ALICO Gestora de Fondos y Planos de Pensiones S.A. (Spain)

      30.   ALICO Management Services Limited (United Kingdom)

      31.   ZEUS Aministration Services Limited (United Kingdom)

      32. ALICO Trustees (UK) Ltd. (UK) - 50% of ALICO Trustees (UK) Ltd. is owned by ALICO and the remaining interests are owned by International Technical and Advisory Services Limited.

      33.   PJSC ALICO Ukraine (Ukraine)

      34.   Borderland Investments Limited (USA-Delaware)

            a.    ALICO Hellas Single Member Limited Liability Company (Greece)

      35.   International Technical and Advisory Services Limited (USA-Delaware)

      36.   International Services Incorporated (Delaware)

      37.   ALICO Operations Inc. (USA-Delaware)

            a.    ALICO Asset Management Corp. (Japan)

      38. ALICO Compania de Seguros de Retiro, S.A. (Argentina) - 90% of ALICO Compania de Seguros de Retiro, S.A. is owned by ALICO and 10% by International Technical & Advisory Services.

      39. ALICO Compania de Suguros, S.A. (Argentina) - 90% of ALICO Compania de Suguros, S.A. is owned by ALICO and 10% by International Technical & Advisory Services.

      40. ALICO Colombia Seguros de Vida S.A. (Colombia) - 94.989811% of ALICO Colombia Seguros de Vida S.A. is owned by ALICO, 5.0100030% is owned by International Technical and Advisory Services Limited and the remaining interests are owned by third parties.

      41. Inversiones Interamericana S.A. (Chile) 99.99% of Inversiones Interamericana S.A. is owned by ALICO and .01% by International Technical & Advisory Services.

            a. Administradora de Fondos Para la Vivienda Intercajas S.A. (Chile) - 40% of Administradora De Fondos Para la Vivienda Intercajas S.A. is owned by Inversiones Interamericana S.A. and the remaining interests are owned by a third party.

            b.    La Interamericana Compania de Seguros de Vida S.A. (Chile)

            c. ALICO Costa Rica S.A. (Costa Rica) - 99.99% of ALICO Costa Rica S.A. is owned by Inversiones Interamericana S.A. and .01% by La Interamericana Compania de Seguros de Vida S.A.

            d. Legal Chile S.A. (Chile) - 51% of Legal Chile S.A. is owned by Inversiones Interamericana S.A. and the remaining interests by a third party.

                  i. Legagroup S.A. (Chile) - 99% is owned by Legal Chile and 1% is owned by a third party.

      42.   ALICO Mexico Compania de Seguros, S.A. de C.V. (Mexico)

      43.   ALICO Services, Inc. (Panama)

      44.   American Life and General Insurance Company (Trinidad & Tobago) Ltd.
            - 80.92373% of American Life and General Insurance Company (Trinidad & Tobago) Ltd. is owned by ALICO and the remaining interests are owned by a third party.

            a.    ALGICO Properties, Ltd. (Trinidad & Tobago)

      45. Inversiones Inversegven C.A. (Venezuela) - 50% of Inversiones Inversegven C.A. is owned by ALICO and the remaining interests are owned by a third party.

            a. Seguros Venezuela C.A. (Venezuela) - 92.797% of Seguros Venzuela C.A. is owned by Inversiones Inversegven C.A. and the remaining interests are owned by others.

                    i.  Sindicato El Trigal C.A. (Venzuela)

                   ii. Servicios Segveca C.A. (Venezuela) - 50% of Servicios Segveca C.A. is owned by Seguros Venezuela C.A. and the remaining interests are owned by a third party.

                  iii. Inversiones 601 C.A. (Venezuela) - 30% of Inversiones 601 C.A. is owned by Seguros Venezuela C.A. and the remaining interests are owned by a third party.

      46.   ALICO Compania de Seguros de Vida, S.A. (Uruguay)

      47. ALICO Properties, Inc. (USA-Delaware) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by a third party.

      48.   Global Properties, Inc. (USA-Delaware)

      49.   Alpha Properties, Inc. (USA-Delaware)

      50.   Beta Properties, Inc. (USA-Delaware)

      51.   Delta Properties Japan, Inc. (USA-Delaware)

      52.   Epsilon Properties Japan, Inc.

      53.   Iris Properties, Inc. (USA-Delaware)

      54.   Kappa Properties Japan, Inc. (USA-Delaware)

1) The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

ITEM 29. INDEMNIFICATION

The Depositor's parent, MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000 subject to a $5,000,000 deductible. MetLife, Inc. also maintains a Directors' and Officers' Liability and Corporate Reimbursement Insurance Policy with limits of $400 million under which the Depositor and MetLife Investors Distribution Company, the Registrant's underwriter, as well as certain other subsidiaries of MetLife, Inc. are covered. A provision in MetLife, Inc's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of certain organizations, including the Depositor and the Underwriter.

A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which would involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. The foregoing sentence notwithstanding, if the Delaware General Corporation Law hereafter is amended to authorized further limitations of the liability of a director of a corporation, then a director of the corporation, in addition to the circumstances in which a director is not personally liable as set forth in the preceding sentence, shall be held free from liability to the fullest extent permitted by the Delaware General Corporation Law as so amended. Any repeal or modification of the foregoing provisions of this Article 7 by the stockholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Metropolitan pursuant to the foregoing provisions, or otherwise, Metropolitan Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Metropolitan of expenses incurred or paid by a director, officer or controlling person or Metropolitan Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Metropolitan will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS

     (a) MetLife Investors Distribution Company is the principal underwriter for the following investment companies (except Registrant):

Met Investors Series Trust, Metropolitan Series Fund, Inc., Metropolitan Life Separate Account E, Metropolitan Life Separate Account UL, MetLife Investors USA Separate Account A, MetLife Investors Variable Annuity Account One, MetLife Investors Variable Life Account One, First MetLife Investors Variable Annuity Account One, General American Separate Account Eleven, General American Separate Account Twenty- Eight, General American Separate Account Twenty- Nine, General American Separate Account Two, Security Equity Separate Account 26, Security Equity Separate Account 27, MetLife of CT Separate Account Eleven for Variable Annuities, MetLife of CT Separate Account QPN for Variable Annuities, MetLife of CT Fund UL for Variable Life Insurance, MetLife of CT Fund UL III for Variable Life Insurance, Metropolitan Life Variable Annuity Separate Account II, Paragon Separate Account A, Paragon Separate Account B, Paragon Separate Account C, Paragon Separate Account D, Metropolitan Tower Separate Accounts One & Two.

     (b) MetLife Investors Distribution Company is the principal underwriter for the Policies. The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 5 Park Plaza, Suite 1900, Irvine, CA 92614.


                                                        Positions and Offices with
Name and Principal Business Address                     Principal Underwriter
-----------------------------------                     ------------------------------------

Michael K. Farrell **                                   Director
Elizabeth M. Forget ***                                 Executive Vice President
John G. Martinez *****                                  Vice President, Chief Financial Officer
Paul A. LaPiana *                                       Executive Vice President, National Sales
                                                        Manager-Life
Craig W. Markham ****                                   Director


Paul A. Sylvester *                                     President, National Sales Manager-Annuities & LTC
William J. Toppeta ***                                  Director

* MetLife Investors, 5 Park Plaza, Suite 1900, Irvine, CA 92614
** MetLife, 10 Park Avenue, Morristown, NJ 07962

*** MetLife, 1095 Avenue of the Americas, New York, NY 10036


**** MetLife, 13045 Tesson Ferry Road, St. Louis, MO 63128



***** MetLife, 501 Route 22, Bridgewater, NJ 08807


     (c) Compensation From the Registrant. The following commissions and other compensation were received by the Distributor, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

                                                           (3)
                                   (2)               Compensation on                                     (5)
          (1)                Net Underwriting      Events Occasioning             (4)
   Name of Principal          Discounts and        the Deduction of a                                   Other
      Underwriter              Commissions         Deferred Sales Load   Brokerage Commissions      Compensation
   -----------------         ----------------      -------------------   ---------------------      ------------

MetLife Investors
Distribution Company            $48,731,542                --                     --                     --



Commissions are paid by the Company directly to agents who are registered representatives of broker-dealers that have entered into a selling agreement with the principal underwriter with respect to sales of the Contracts.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

     The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:



     (a)      Registrant

     (b)      MetLife Investors USA Insurance Company
              5 Park Plaza, Suite 1900
              Irvine, California 92614

     (c)      MetLife Investors Distribution Company
              5 Park Plaza, Suite 1900
              Irvine, California 92614

     (d)      Metropolitan Life Insurance Company
              200 Park Avenue
              New York, New York 10066


ITEM 32. MANAGEMENT SERVICES

         Not applicable

ITEM 33. FEE REPRESENTATION

     MetLife Investors USA Insurance Company represents that the fees and charges deducted under the Policy described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by MetLife Investors USA Insurance Company.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, MetLife Investors USA Variable Life Account A, certifies that it meets all the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Boston, and the Commonwealth of Massachusetts on the 21st day of April, 2011.



                                   MetLife Investors USA Variable Life Account A

                                   By:  MetLife Investors USA Insurance Company


                                   By: /s/ Paul L. LeClair
                                   ---------------------------------------------
                                           Paul L. LeClair
                                           Vice President

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, MetLife Investors USA Insurance Company certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Boston, and the Commonwealth of Massachusetts on the 21st day of April, 2011.


                                MetLife Investors USA Insurance Company


                                BY: /s/ Paul L. LeClair
                                    --------------------------------------------
                                    Paul L. LeClair
                                    Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the registration statement has been signed by the following persons, in the capacities indicated, on April 21, 2011.


       SIGNATURES                                               TITLE


/s/ Michael K, Farrell *                         Chairman of the Board, President and Chief Executive Officer
-----------------------------------
Michael K. Farrell

/s/ Susan A. Buffum *                            Director
-----------------------
Susan A. Buffum

/s/ James J. Reilly *                            Vice President- Finance (principal financial officer)
----------------------------------
James J. Reilly

/s/ Elizabeth M. Forget*                         Director and Executive Vice President
----------------------------------
Elizabeth M. Forget

/s/ George Foulke *                              Director
-----------------------
George Foulke

/s/ Jay S. Kaduson *                             Director and Vice President
-----------------------
Jay S. Kaduson

/s/ Bennett D. Kleinberg *                       Director
----------------------------------
Bennett D. Kleinberg

/s/ Paul A. Sylvester *                          Director and Vice President
----------------------------------
Paul A. Sylvester

/s/ Jeffrey A. Tupper *                          Director and Assistant Vice President
----------------------------------
Jeffrey A. Tupper




                                      By:     /s/ John E. Connolly, Jr.
                                         ---------------------------------------
                                         John E. Connolly, Jr., Attorney-in-fact

* MetLife Investors USA Insurance Company. Executed by John E. Connolly, Jr., Esquire on behalf of those indicated pursuant to powers of attorney filed herewith.

                                  Exhibit Index




       (l)        Actuarial Opinion and Consent

       (m)        Calculation Exhibit

       (n)        Consent of Independent Registered Public Accounting Firm
                  (Deloitte & Touche LLP)

       (r)        Powers of attorney